AIM/JNL LARGE CAP GROWTH SERIES
 [AIM(SM) LOGO]     A I M Capital Management Inc.
                    Team Management

OBJECTIVE:

AIM/JNL Large Cap Growth Series seeks as its investment objective long-term capital growth by investing primarily in securities of large companies with market capitalizations in the top 50% of the Russell 1000 Index at the time of purchase.

MONEY MANAGER COMMENTARY:

During the 4th quarter, the markets rebounded off of their lows on September 21st, with the Dow Jones Industrial Average hitting the 10,000 benchmark and the NASDAQ breaking the 2,000 mark. November was, in fact, the strongest month this year for the U.S. stock market with the S&P 500 Index up 7.67%, the Russell 2000 Index up 7.74%, and the NASDAQ up 14.22%. Continuing its easing bias, the Federal Open Market Committee cut the fed funds rate an additional 1.25% during the quarter bringing the fed funds rate to 1.75%, the lowest rate in forty years.

Since its inception on October 29, 2001, the AIM/JNL Large Cap Growth Series outperformed the benchmark index with a return of 9.70% versus 7.01% for the Russell 1000 Index. An overweight position and good stock selection in the health care, information technology, and consumer discretionary sectors were the primary positive contributors to the Series' relative performance. In addition, the Series' posted positive returns in all sectors in which it had exposure.

In November, the National Bureau of Economic Research officially declared that the U.S. economy entered into a recession in March.

Historically, recessions last an average of eleven months, and if this holds true for the current recession, we should be nearing the end. In fact, there have been recent signs that the economy is stabilizing. Leading economic indicators continued to show signs of improvement throughout the quarter. U.S. consumer sentiment, as measured by the University of Michigan Index, has risen over the past two months, and corporate earnings outlooks are improving. The stock market, which has historically been a good forecaster of economic recovery, has also shown signs of resiliency.

While a few drags on the economy remain, e.g. extended consumer balance sheets, global concerns, and deflation risk, many leading economic indicators point to recovery ahead. In November, the Index of Leading Economic Indicators rose 0.5%, ahead of expectations. Falling initial jobless claims, surging stock prices, and gains made in the financial, housing, and consumer expectations components led to the second consecutive monthly increase in the Index. Personal incomes, interest rates, and inflation have all held up relatively well and have kept the U.S. consumer in fairly good shape. This is positive for the economy, as consumer spending fuels two-thirds of the U.S. economy. In addition to a relatively healthy consumer, the stimulus from both aggressive fiscal and monetary policy and declining energy costs, will set the stage for improving profitability in the year ahead. Our outlook for growth stocks is positive. We are seeing signs of an earnings turnaround and the Series is well positioned for a recovery in the economy.


                        AIM/JNL LARGE CAP GROWTH SERIES

                                    [GRAPH]

   DATE              AIM/JNL Large Cap Growth Series   Russell 1000 Index
   ----              -------------------------------   ------------------
   10/29/2001                  10,000                      10,000
   10/31/2001                  10,080                       9,832
   11/30/2001                  10,870                      10,589
   12/31/2001                  10,970                      10,701


                           AVERAGE ANNUAL
                           TOTAL RETURN
                           -------------------------

                           Since inception 9.70%
                           (Inception date October 29, 2001).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                         AIM/JNL SMALL CAP GROWTH SERIES
[AIM(SM) LOGO]           A I M Capital Management Inc.
                         Team Management

OBJECTIVE:

AIM/JNL Small Cap Growth Series seeks as its investment objective long-term capital growth by investing in U.S. small-cap companies.

MONEY MANAGER COMMENTARY:

The Federal Reserve made four rate cuts during the final quarter of 2001, bringing the Fed Funds rate to 1.75%, the lowest rate in forty years. And although the recession continues, the stock market showed tangible signs of recovery during the last quarter, with the NASDAQ breaking 2,000 and the Dow Jones Industrial Average climbing back up to the 10,000 mark. The quarter ended on a positive note with the S&P 500 Index rising 10.68%, the Russell 2000
Index 21.09% and the NASDAQ 30.13%.

According to the National Bureau of Economic Research, the U.S. economy officially entered into recession in March 2001. In the past, recessions have lasted on average eleven months, which could mean we are nearing the end. Leading economic indicators continue to show signs of improvement, and the stock market, which has historically been a good forecaster of economic recovery, is showing signs of resilience. More over, with the surge in the money supply since September 11, a massive fiscal stimulus package, and unemployment claims coming down, the evidence for an economic recovery appears to be building faster than expected.

Since its inception on October 29, 2001, the AIM/JNL Small Cap Growth Series outperformed the benchmark index with a return of 16.00% versus 14.09% for the Russell 2000 Index. An overweight position and good stock selection in the information technology and consumer discretionary sectors were the primary positive contributors to the Series' relative performance. In addition, the Series posted positive returns in eight out of the ten sectors in which it had exposure.

The U.S. consumer has held up relatively well in the current downturn and consumer confidence has recently jumped from 84.9% to 93.7%, the strongest reading in three months. With energy prices and interest rates falling and inflation dormant, consumer spending may begin to improve and contribute to the economic rebound in the coming year. An improving earnings outlook coupled with relatively modest 2001 comparisons may also set the stage for better market performance in 2002. Our outlook for growth stocks, particularly small-and mid-cap stocks, continues to be positive as these types of stocks historically respond favorably to declining interest rates and an improving market and economic outlook.

                         AIM/JNL SMALL CAP GROWTH SERIES

                                    [GRAPH]


date            AIM/JNL Small Cap Growth Series        Russell 2000 Index
----------------------------------------------------------------------------

10/29/2001                 10,000                            10,000
10/31/2001                 10,130                             9,973
11/30/2001                 10,890                            10,745
12/31/2001                 11,600                            11,409


                              AVERAGE ANNUAL
                              TOTAL RETURN
                              --------------------------------

                              Since inception 16.00%
                              (Inception date October 29, 2001).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                                   AIM/JNL VALUE II SERIES
[AIM(SM) LOGO]                     A I M Capital Management Inc.
                                   Team Management

OBJECTIVE:

AIM/JNL Value II Series seeks as its investment objective long-term growth of capital by investing in stocks with strong earnings and attractive valuations with a focus on mid and large-cap stocks.

MONEY MANAGER COMMENTARY:

During the 4th quarter, the markets rebounded off of their lows on September 21st, with the Dow Jones Industrial Average hitting the 10,000 benchmark and the NASDAQ breaking the 2,000 mark. November was, in fact, the strongest month this year for the U.S. stock market with the S&P 500 Index up 7.67%, the Russell 2000 Index up 7.74%, and the NASDAQ up 14.22%. Continuing its easing bias, the Federal Open Market Committee cut the fed funds rate an additional 1.25% during the quarter bringing the fed funds rate to 1.75%, the lowest rate in forty years.

According to the National Bureau of Economic Research, the U.S. economy officially entered into recession in March 2001. In the past, recessions have lasted on average eleven months, which could mean we are nearing the end. Leading economic indicators continue to show signs of improvement, and the stock market, which has historically been a good forecaster of economic recovery, is showing signs of resilience. Moreover, with the surge in the money supply since September 11, a massive fiscal stimulus package, and unemployment claims coming down, the evidence for an economic recovery appears to be building faster than expected.

Since its inception on October 29, 2001, the AIM/JNL Value II Series outperformed the benchmark index with a return of 10.50% versus 6.77% for the S&P 500 Index. An overweight position and good stock selection in the Industrial sector as well as an underweight position and good stock selection in the energy and consumer discretionary sectors were the primary positive contributors to the Series' relative performance. In addition, the Series posted positive returns in seven out of the eight sectors in which it had exposure.

The U.S. consumer has held up relatively well in the current downturn and consumer confidence has recently jumped from 84.9% to 93.7%, the strongest reading in three months. With energy prices and interest rates falling and inflation dormant, consumer spending may begin to improve and contribute to the economic rebound in the coming year. An improving earnings outlook coupled with relatively modest 2001 comparisons may also set the stage for better market performance in 2002. We believe that our blend of both defensive and offen-sive companies should bode well for the Series as the economy improves in 2002.

                    AIM/JNL VALUE II SERIES

                           [GRAPH]

date                 AIM/JNL Value II Series       S&P 500 Index
--------------------------------------------------------------------

10/29/2001                   10,000                    10,000
10/31/2001                    9,980                     9,830
11/30/2001                   10,710                    10,584
12/31/2001                   11,050                    10,677

                        AVERAGE ANNUAL
                        TOTAL RETURN
                        -------------------------------

                        Since inception 10.50%
                        (Inception date October 29,2001).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                    JNL/ALGER GROWTH SERIES
[ALGER LOGO]        Fred Alger Management, Inc.
                    Dan C. Chung, David Hyun

OBJECTIVE:

JNL/Alger Growth Series seeks as its investment objective long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

MONEY MANAGER COMMENTARY:

2001 was the second consecutive extraordinarily difficult year for equity markets. After the market began the year strongly during January, subsequent months proved to be a disaster for equity prices. After bottoming in early April, the market bounced off this low over the following two weeks, but then continued to drop throughout the middle part of the year. Losses accelerated during July, August and the first part of September, with value stocks holding up better than growth stocks. All throughout, the Fed was continually slashing interest rates in an attempt to stimulate the slowing economy.

On Tuesday, September the 11th, the horrific terrorist attacks in New York, Washington D.C. and Pennsylvania shook the world, as well as global markets. When markets re-opened on September 17th, a widespread sell-off took place despite an emergency 50 basis point rate cut by the Fed. The NASDAQ bottomed on Friday, September 21st at 1,387, as compared to the high of 5,133 set just 18 1/2 months earlier.

However, the market succeeded in rallying by year-end, as initial panic selling wore off and investors scooped up bargains. Three more rate cuts before year-end helped fuel the market. The NASDAQ closed the year 40.6% above its September 21st low, and equity markets headed towards the New Year with strong momentum.

For the year ended December 31, 2001, the JNL/Alger Growth Series returned -11.97%, compared with the S&P 500 Index return of -11.89%. The Series' performance can be attributed to an underweighting in poor performing technology stocks and strong security selection in the healthcare and consumer discretionary sectors. The Series succeeded in limiting its losses during 2001 through strong security selection and maintaining a less aggressive approach than many of its growth fund counterparts. Throughout most of the year we considered the near-term prospects for technology stocks to be relatively weak, and the resulting under-allocation in the technology sector was an important positive factor for the Series.

There is an emerging consensus among leading economists that 2002 will see an end to this brief recession and a resumption of steady growth. At Alger, we expect that the threat of terrorism will be turned back, that the Euro will trigger growth in the EU, and that the further integration of China and Russia into the international system will have a dramatic and positive effect on the world economy. The next months will remain bumpy, but after that, the sky is the limit.

Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently. The Series is currently well diversified, with a moderate technology sector weighting. The Series is weighted most heavily in healthcare stocks, many of which have strong growth prospects and are trading at reasonable valuation levels. Should market conditions remain favorable, we expect that the Series should recoup most of the losses experienced over the past two years.

                           JNL/ALGER GROWTH SERIES

                                  [GRAPH]

        date            JNL/Alger Growth Series  S&P 500 Index
      ---------------------------------------------------------

      10/16/95                    10,000            10,000
      10/31/95                    10,170             9,979
      11/30/95                    10,050            10,417
      12/31/95                     9,840            10,617
       1/31/96                    10,140            10,978
       2/29/96                    10,470            11,080
       3/31/96                    10,380            11,187
       4/30/96                    10,580            11,352
       5/31/96                    10,620            11,643
       6/30/96                    10,430            11,687
       7/31/96                     9,660            11,171
       8/31/96                    10,070            11,407
       9/30/96                    10,760            12,048
      10/31/96                    10,830            12,380
      11/30/96                    11,490            13,315
      12/31/96                    11,160            13,051
       1/31/97                    11,980            13,865
       2/28/97                    11,560            13,974
       3/31/97                    11,140            13,401
       4/30/97                    11,600            14,199
       5/31/97                    12,330            15,063
       6/30/97                    13,030            15,737
       7/31/97                    14,350            16,989
       8/31/97                    13,840            16,037
       9/30/97                    14,560            16,916
      10/31/97                    13,860            16,351
      11/30/97                    14,060            17,108
      12/31/97                    14,084            17,402
       1/31/98                    14,271            17,594
       2/28/98                    15,320            18,863
       3/31/98                    16,161            19,902
       4/30/98                    16,348            20,083
       5/31/98                    16,161            19,706
       6/30/98                    17,625            20,482
       7/31/98                    18,082            20,265
       8/31/98                    15,008            17,338
       9/30/98                    16,327            18,448
      10/31/98                    17,064            19,948
      11/30/98                    18,342            21,156
      12/31/98                    20,515            22,374
       1/31/99                    22,084            23,310
       2/28/99                    21,402            22,586
       3/31/99                    22,853            23,489
       4/30/99                    22,831            24,399
       5/31/99                    21,814            23,823
       6/30/99                    23,871            25,145
       7/31/99                    23,048            24,360
       8/31/99                    22,788            24,239
       9/30/99                    22,637            23,575
      10/31/99                    23,968            25,067
      11/30/99                    25,354            25,576
      12/31/99                    27,448            27,083
       1/31/00                    26,633            25,722
       2/29/00                    27,975            25,235
       3/31/00                    30,431            27,704
       4/30/00                    28,838            26,870
       5/31/00                    27,088            26,319
       6/30/00                    28,694            26,968
       7/31/00                    27,843            26,546
       8/31/00                    30,167            28,195
       9/30/00                    27,664            26,706
      10/31/00                    26,274            26,594
      11/30/00                    23,602            24,497
      12/31/00                    23,758            24,617
       1/31/01                    24,973            25,490
       2/28/01                    22,914            23,166
       3/31/01                    21,009            21,698
       4/30/01                    23,349            23,385
       5/31/01                    23,771            23,541
       6/30/01                    22,607            22,968
       7/31/01                    21,981            22,742
       8/31/01                    20,114            21,318
       9/30/01                    18,413            19,597
      10/31/01                    19,104            19,971
      11/30/01                    20,830            21,503
      12/31/01                    20,915            21,861

                        AVERAGE ANNUAL
                        TOTAL RETURN
                        ---------------------------------

                        1 year                    -11.97%
                        5 year                     13.37%
                        Since inception            12.60%
                        (Inception date October 16, 1995).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                                   JNL/ALLIANCE GROWTH SERIES
[ALLIANCE CAPITAL LOGO]            Alliance Capital Management L.P.
                                   James G. Reilly, Syed Hasnain

OBJECTIVE:

JNL/Alliance Growth Series seeks as its investment objective long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics which demonstrate the potential for appreciation.

MONEY MANAGER COMMENTARY:

The market recovered from its September lows as the shock of the September 11th attacks receded in the face of the administration's effective military and economic policy responses, as well as more aggressive easing by the Fed. While the pace of the economy's recovery remains uncertain, we are confident that the consumer will lead it. Resurgent consumer confidence and continued strength in housing and autos underpins our confidence that our overweighted retailing, media and consumer finance stocks will be the first to report accelerating earnings. Also, while the unemployment rate is trending toward 6%, annual wage growth has held steady at 4%. As consumer spending comprises nearly two-thirds of GDP, we expect this will spark a broad rebound in corporate profitability.

March 2000 marked the peak of the technology boom in the stock market, and a couple of quarters later the economy, under the weight of falling capital investment, began to slide from its 5% GDP peak growth level. By December of that year the "lights had gone out" throughout technology-land, and now a year later fourth quarter 2001 GDP growth has essentially ground to a halt.

Surprisingly, and perhaps reflexively, after this weakness the market debate now centers not on the possibility of continued malaise, but on whether we will have a shallow U-type recovery or a strong "V" trajectory. Our own economist, Joe Carson, expects a fourth quarter 2001 to fourth quarter 2002 GDP growth rate of 3.5%, which is sub- par for economic recoveries, but above the consensus. Additionally, judging by the strong move of technology stocks in the fourth quarter of 2001 and early 2002, certain investors are definitely assuming a "V", and a strong profits rebound, at least in the time frame of second quarter 2002 through 2003.

Capital spending, especially for technology, is clearly the key to the future economic path as the consumer and housing have already played their part in holding this recession to a shallow one. Moreover, with export prospects quite weak and with problems from Japan to Argentina, the U.S. engine will have to carry and lead this recovery without external assistance. Further, we have to recognize that for the stock market to make headway in this environment it will have to compete against rising interest rates with the probability of a 6% long bond if the economy follows Joe's forecast.

We continue to have a good complement of steady growth stocks in the healthcare, consumer, media, and financial areas offsetting technology holdings which are purposely, for the moment, held closer to the 20% weighting in the S&P 500 Index rather than the 30% plus weighting in the Russell 1000 Growth Index.

Given the degree of cost cutting implemented over the last year, corporate earnings may dramatically exceed current analyst expectations. While we are becoming more constructive on technology stocks, we are not overweight; it is unlikely capital spending will resume before corporate profits recover. We intend to increase the Series' exposure as the fundamental outlook improves toward the second half of the year or valuation opportunities present themselves.

                     JNL/ALLIANCE GROWTH SERIES

                              [GRAPH]

      date          JNL/Alliance Growth            S&P 500/Index
     -----------------------------------------------------------

       3/2/98               10,000                    10,000
      3/31/98               10,410                    10,551
      4/30/98               10,680                    10,647
      5/31/98               10,540                    10,447
      6/30/98               11,280                    10,858
      7/31/98               11,530                    10,743
      8/31/98                9,360                     9,191
      9/30/98               10,060                     9,780
     10/31/98               11,050                    10,575
     11/30/98               11,770                    11,216
     12/31/98               13,280                    11,861
      1/31/99               14,670                    12,357
      2/28/99               13,930                    11,973
      3/31/99               14,650                    12,453
      4/30/99               14,480                    12,935
      5/31/99               14,030                    12,629
      6/30/99               15,280                    13,330
      7/31/99               14,880                    12,914
      8/31/99               14,690                    12,850
      9/30/99               14,470                    12,498
     10/31/99               15,600                    13,289
     11/30/99               15,900                    13,559
     12/31/99               17,029                    14,357
      1/31/00               16,170                    13,636
      2/29/00               16,047                    13,378
      3/31/00               17,920                    14,687
      4/30/00               17,285                    14,245
      5/31/00               16,876                    13,953
      6/30/00               17,388                    14,297
      7/31/00               17,255                    14,073
      8/31/00               18,165                    14,947
      9/30/00               16,354                    14,158
     10/31/00               15,924                    14,098
     11/30/00               14,195                    12,987
     12/31/00               14,033                    13,050
      1/31/01               15,193                    13,513
      2/28/01               12,894                    12,281
      3/31/01               11,890                    11,503
      4/30/01               13,298                    12,397
      5/31/01               13,236                    12,480
      6/30/01               12,583                    12,176
      7/31/01               12,293                    12,056
      8/31/01               11,258                    11,302
      9/30/01               10,326                    10,389
     10/31/01               10,781                    10,587
     11/30/01               11,858                    11,399
     12/31/01               11,989                    11,589

                     AVERAGE ANNUAL
                     TOTAL RETURN
                     ---------------------------

                    1 year                -14.57%
                    Since inception         4.84%
                    (Inception date March 2,1998).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                                          JNL/EAGLE CORE EQUITY SERIES
[EAGLE ASSET MANAGEMENT INC. LOGO]        Eagle Asset Management, Inc.
                                          Team Management

OBJECTIVE:

JNL/Eagle Core Equity Series is invested in a diversified portfolio of common stocks and its primary objective is long-term capital appreciation with current income being a secondary objective.

MONEY MANAGER COMMENTARY:

The year began with exuberance over the Federal Reserve's accommodative monetary stance. Shortly thereafter, however, the first quarter turned into one of the most difficult periods for the U.S. stock market since the early 1990's. The decline in technology stocks that began in early 2000 continued and many other sectors, which had previously held up reasonably well, joined in the downslide by April. As the year progressed, the global equity markets continued to struggle. Prior to the terrorist attacks on September 11, we believed that the combination of tax cuts, interest rate declines and energy price relief would combine to reinvigorate the U.S. economy during the third quarter. When the U.S. stock markets reopened in the week after the attacks, however, economically sensitive stocks were particularly hard hit and the recovery we had anticipated was postponed.

We are pleased to report that the Series, although down 9.83% for 2001, had another good year on a relative basis as it outperformed its benchmark, the S&P 500 Index, which was down 11.89% for the year. As has been the case since the inception of the Series in 1996, the diversification strategy employed in managing the Series continues to serve investors well as the Series has performed well on a relative basis in both the growth-oriented markets of the mid-to-late nineties and in the value-oriented markets of more recent vintage. Perhaps even more importantly, in these volatile times when investors are once again concerned with risk, the Series has achieved strong absolute and relative returns while incurring below market levels of risk (its five-year beta through 12/31/01 is 0.98 versus 1.00 for the S&P 500 Index).

Growth Equity Strategy: During this volatile period, major sector changes were not in order for the Growth Equity series as we maintained investments in companies with strong balance sheets and adept management teams believed to be best capable of weathering the economic downturn. We continued to maintain an overweight position in financial services and a slight underweight position in technology. However, we did add some media exposure in the fourth quarter, as we believe the outlook for this group is turning positive in line with the improving economy.

Value Equity Strategy: While the Value Equity series was hurt during the third quarter by its emphasis on economically sensitive sectors because the events of September 11th delayed the anticipated economic rebound, the series was well positioned for the recovery that finally came in the fourth quarter. During the fourth quarter the capital goods, technology and energy sectors were particularly strong.

Equity Income Strategy: The top performing sectors in the Equity Income series during the year included consumer cyclical and consumer staples. Companies in these sectors turned in strong performances as a result of operating results that were more robust than expected, because of the continued and somewhat surprising resiliency of the American consumer. The worst performing sectors during 2001 were communication services and healthcare. Lowered revenue estimates weighed heavily on the stocks of the major telecommunications companies such as SBC and Verizon. Pharmaceutical stocks were hurt by fears that upcoming drug patent expirations would negatively affect earnings growth.

Moving forward we see several encouraging developments that bode well for a sustained economic recovery. To wit, the Fed lowered the Federal Funds rate 11 times and 475 basis points in 2001. Falling marginal tax rates, energy prices and inventory levels, increased government spending and several trillion dollars in cash on the sidelines are all powerful forces injecting liquidity into the economy. We believe we are most likely to see a return in the U.S. equity markets to slow, steady and sustained growth in the eight to twelve percent range over the next couple of years. With its diversification and proven ability to deliver solid risk-adjusted returns in both growth-oriented and value-oriented markets, we believe the Series is positioned to perform well in 2002 regardless of the shape and strength of the eventual recovery.

                        JNL/EAGLE CORE EQUITY SERIES

                                 [GRAPH]

          date         JNL/Eagle Core Equity Series       S&P 500/Index
          -------------------------------------------------------------

          09/16/96                10,000                    10,000
          09/30/96                10,060                    10,054
          10/31/96                10,250                    10,332
          11/30/96                10,810                    11,112
          12/31/96                10,647                    10,892
          01/31/97                11,158                    11,572
          02/28/97                11,289                    11,662
          03/31/97                10,807                    11,184
          04/30/97                11,329                    11,850
          05/31/97                12,041                    12,571
          06/30/97                12,642                    13,134
          07/31/97                13,635                    14,178
          08/31/97                13,083                    13,384
          09/30/97                13,695                    14,118
          10/31/97                13,424                    13,646
          11/30/97                13,795                    14,278
          12/31/97                14,091                    14,523
          01/31/98                14,122                    14,683
          02/28/98                15,065                    15,742
          03/31/98                15,629                    16,610
          04/30/98                15,536                    16,761
          05/31/98                15,260                    16,446
          06/30/98                15,577                    17,094
          07/31/98                15,290                    16,912
          08/31/98                13,159                    14,469
          09/30/98                13,866                    15,396
          10/31/98                14,839                    16,648
          11/30/98                15,495                    17,656
          12/31/98                16,422                    18,673
          01/31/99                16,659                    19,454
          02/28/99                16,246                    18,849
          03/31/99                17,020                    19,604
          04/30/99                17,774                    20,363
          05/31/99                17,402                    19,882
          06/30/99                18,393                    20,985
          07/31/99                17,949                    20,330
          08/31/99                17,908                    20,230
          09/30/99                17,227                    19,675
          10/31/99                18,331                    20,920
          11/30/99                19,188                    21,345
          12/31/99                20,288                    22,602
          01/31/00                19,673                    21,467
          02/29/00                19,695                    21,060
          03/31/00                21,519                    23,121
          04/30/00                20,805                    22,425
          05/31/00                20,354                    21,965
          06/30/00                21,024                    22,507
          07/31/00                21,035                    22,155
          08/31/00                22,683                    23,531
          09/30/00                21,738                    22,288
          10/31/00                21,365                    22,194
          11/30/00                19,596                    20,444
          12/31/00                20,345                    20,545
          01/31/01                21,085                    21,273
          02/28/01                19,454                    19,334
          03/31/01                18,211                    18,109
          04/30/01                19,755                    19,516
          05/31/01                19,880                    19,647
          06/30/01                19,403                    19,169
          07/31/01                19,240                    18,980
          08/31/01                18,035                    17,792
          09/30/01                16,291                    16,355
          10/31/01                16,893                    16,667
          11/30/01                18,098                    17,945
          12/31/01                18,345                    18,244

                         AVERAGE ANNUAL
                         TOTAL RETURN
                         ---------------------------------

                         1 year                     -9.83%
                         5 year                     11.48%
                         Since inception            12.14%
                         (Inception date September 16,1996).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                                        JNL/EAGLE SMALLCAP EQUITY SERIES
[EAGLE ASSET MANAGEMENT INC. LOGO]      Eagle Asset Management, Inc.
                                        Bert L. Boksen

OBJECTIVE:

JNL/Eagle SmallCap Equity Series seeks as its investment objective long-term capital appreciation by investing in stocks of companies whose market capitalization at time of purchase is less than $1 billion.

MONEY MANAGER COMMENTARY:

Small-cap stocks significantly outperformed large-cap stocks in 2001, with the Russell 2000 Index up 2.49% and the S&P 500 Index down 11.89%. This is the third year in a row in which small-cap stocks have outperformed their large-cap counterparts. While a 2.5% return for the year for the Russell 2000 Index may not seem exciting, a 21.1% return for the fourth quarter will likely get some attention from investors. There is significant research from various sources, including the University of Chicago and Prudential Securities, showing that small-cap stocks tend to outperform in times of recovery from an economic slowdown. This has certainly been the case during the recent recession, with small-caps rebounding strongly in anticipation of a recovery.

We are very pleased to report that the Series was up 11.00% in 2001 while its benchmark, the Russell 2000 Index, was up 2.49%. Despite the rhetoric you may hear of it being a terrible year in the market, the Series performance was strong on both an absolute and relative basis. The valuation sanity that returned to the U.S. equity markets beginning in late 2000 remained with us throughout 2001 after taking an apparent hiatus for a couple of years during the late nineties. In an environment where valuation and fundamentals, rather than speculation and momentum, drive stock performance, we have historically performed well, as was demonstrated in 2001.

During the past year, our performance was driven largely by consumer discretionary, technology and financial services stocks, while health-care stocks lagged. Some of our best performing individual holdings were gaming equipment suppliers such as Alliance Gaming and Multimedia Games, radio broadcasting company Citadel Communications and fiber optics firm Aeroflex. Poor performing holdings for the year included biotech firm Praecis
Pharmaceuticals, video game software publisher Take-Two Interactive Software and energy and technology company Avista.

We remain overweight in the healthcare sector, but should we get clearer visibility of an economic recovery, we might look to reduce that weighting. We are somewhat overweight in the technology sector, and we continue to look for attractive opportunities here. Our consumer discretionary weighting remains higher than the market, due largely to our holdings in gaming equipment suppliers.

The market appears to be anticipating an economic recovery some time in the second half of 2002, and there are signs the recession is ending. Demand in many industries is returning in response to the aggressive monetary and fiscal stimulus that have been recently undertaken. The current rally could take hold and keep moving stocks higher into the beginning of the year, but we expect continued near-term volatility until a sustained rebound in corporate earnings occurs. Since, as we have mentioned, small-cap stocks historically have tended to perform well as the economy emerges from a recession, we are optimistic that 2002 will be a good year for Series investors as the economy continues to improve with time.

                        JNL/EAGLE SMALLCAP EQUITY SERIES

                                    [GRAPH]

                               JNL/Eagle SmallCap
             date                Equity Series         Russell 2000 Index
           --------------------------------------------------------------

           09/16/1996                 10,000               10,000
           09/30/1996                 10,360               10,120
           10/31/1996                 10,420                9,964
           11/30/1996                 11,110               10,372
           12/31/1996                 11,540               10,639
           01/31/1997                 11,810               10,850
           02/28/1997                 11,550               10,587
           03/31/1997                 11,340               10,091
           04/30/1997                 11,460               10,116
           05/31/1997                 12,740               11,244
           06/30/1997                 13,490               11,722
           07/31/1997                 14,410               12,269
           08/31/1997                 14,720               12,546
           09/30/1997                 16,120               13,462
           10/31/1997                 14,980               12,864
           11/30/1997                 14,590               12,781
           12/31/1997                 14,730               13,004
           01/31/1998                 14,860               12,806
           02/28/1998                 15,830               13,767
           03/31/1998                 17,140               14,346
           04/30/1998                 17,480               14,274
           05/31/1998                 16,450               13,498
           06/30/1998                 15,970               13,520
           07/31/1998                 14,350               12,416
           08/31/1998                 11,300               10,009
           09/30/1998                 12,150               10,784
           10/31/1998                 12,930               11,226
           11/30/1998                 14,330               11,819
           12/31/1998                 14,904               12,557
           01/31/1999                 15,880               12,720
           02/28/1999                 13,718               11,694
           03/31/1999                 13,134               11,874
           04/30/1999                 14,261               12,937
           05/31/1999                 16,161               13,128
           06/30/1999                 16,996               13,717
           07/31/1999                 16,554               13,339
           08/31/1999                 15,317               12,848
           09/30/1999                 14,985               12,848
           10/31/1999                 14,753               12,903
           11/30/1999                 15,930               13,688
           12/31/1999                 17,776               15,238
           01/31/2000                 16,582               14,990
           02/29/2000                 20,352               17,468
           03/31/2000                 18,876               16,319
           04/30/2000                 17,032               15,336
           05/31/2000                 16,278               14,441
           06/30/2000                 18,299               15,703
           07/31/2000                 17,545               15,212
           08/31/2000                 19,211               16,366
           09/30/2000                 17,765               15,882
           10/31/2000                 16,697               15,174
           11/30/2000                 14,843               13,616
           12/31/2000                 15,421               14,793
           01/31/2001                 17,333               15,563
           02/28/2001                 15,899               14,542
           03/31/2001                 15,215               13,831
           04/30/2001                 16,323               14,913
           05/31/2001                 16,866               15,279
           06/30/2001                 17,007               15,800
           07/31/2001                 16,562               14,966
           08/31/2001                 16,040               14,483
           09/30/2001                 13,727               12,532
           10/31/2001                 14,585               13,266
           11/30/2001                 15,845               14,294
           12/31/2001                 17,117               15,249

                        AVERAGE ANNUAL
                        TOTAL RETURN
                        -----------------------------------

                        1 year                       11.00%
                        5 year                        8.19%
                        Since inception              10.68%
                        (Inception date September 16,1996).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                                   JNL/J.P. MORGAN ENHANCED S&P 500
[J.P. MORGAN LOGO]                  STOCK INDEX SERIES
                                   J.P. Morgan Investment Management Inc.
                                   Team Management

OBJECTIVE:

JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series seeks as its investment objective to provide high total return by investing in a broadly diversified portfolio of equity securities.

MONEY MANAGER COMMENTARY:

The year 2001 will remain in our minds and hearts for a very long time. The outsized events, which occurred during the year, caused much personal angst while an equity market hammered stocks for the second year in a row.

The economy fell into recession, but the official declaration came late in the year. Investors anticipated the slowdown early on as weakness in technology spending, continuous price declines for most goods, lay-offs and disappointing corporate earnings announcements plagued the markets. The Federal Reserve attempted to accommodate the economic slowdown by easing interest rates an unprecedented eleven times, a total reduction of 475 basis points, bringing the Fed Funds rate to the lowest level in forty years, 1.75%. The tragic events of September 11 exacerbated investors' fears with a dramatic sell-off pushing market indices and volatility to levels not seen since the autumn of 1998.

For the first time in more than twenty-five years, the broad market ended consecutive years in negative territory. For 2001, the S&P 500 Index, the benchmark declined 11.89% following a 9.11% fall the prior year. Within the broad market, small cap stocks posted the best returns with the Russell 2000 index increasing 2.5%. As dramatic was the difference in performance between growth and value stocks across market capitalization. As the slowdown in capital spending continued to create havoc for technology company earnings, the Russell 1000 Growth Index, with its heavier emphasis on technology stocks, fell 20.5% while the Russell 1000 Value Index dropped by 7.4%.

For the year, the Series outperformed its benchmark. Stock selection contributed positively to returns in 14 out of 19 sectors. Within the energy, utilities, and health services & systems sectors, stock selection positively impacted performance. Underweight positions in Enron and AES coupled with an overweight position in Tenet Healthcare helped boost performance. Stock selection within software & services, telecommunications, and pharmaceuticals sectors detracted from performance. Positions in BEA Systems, Qwest, and Schering-Plough negatively impacted returns.

The economy continues to show signs of stabilization as initial jobless claims, consumer confidence, and industrial surveys have improved significantly from fall levels. However, statistics of actual economic activity continue to reveal a fragile economy. Continued support from monetary policy over the coming months will be crucial in enabling the economy to begin a sustainable recovery. With the financial system awash with liquidity, investors are wary about being too defensive and will continue to look for signs of an economic recovery. As always, our strategy will continue to focus on identifying relative value within sectors based on companies' longer-term earnings prospects.

               JNL/J.P. MORGAN ENHANCED S&P 500 STOCK INDEX SERIES

                                    [GRAPH]

                              JNL/J.P. Morgan
           date            Enhanced S&P 500 Series  S&P 500 Index
         --------------------------------------------------------

         05/16/1999                10,000               10,000
         05/31/1999                 9,770                9,723
         06/30/1999                10,240               10,263
         07/31/1999                 9,910                9,943
         08/31/1999                 9,840                9,893
         09/30/1999                 9,570                9,622
         10/31/1999                10,080               10,231
         11/30/1999                10,240               10,439
         12/31/1999                10,685               11,054
         01/31/2000                10,120               10,499
         02/29/2000                 9,897               10,300
         03/31/2000                10,877               11,307
         04/30/2000                10,483               10,967
         05/31/2000                10,241               10,742
         06/30/2000                10,483               11,007
         07/31/2000                10,332               10,835
         08/31/2000                10,978               11,508
         09/30/2000                10,271               10,900
         10/31/2000                10,251               10,854
         11/30/2000                 9,393                9,999
         12/31/2000                 9,469               10,048
         01/31/2001                 9,864               10,404
         02/28/2001                 8,922                9,455
         03/31/2001                 8,334                8,856
         04/30/2001                 9,053                9,545
         05/31/2001                 9,155                9,609
         06/30/2001                 8,942                9,375
         07/31/2001                 8,851                9,282
         08/31/2001                 8,283                8,701
         09/30/2001                 7,502                7,999
         10/31/2001                 7,664                8,151
         11/30/2001                 8,273                8,776
         12/31/2001                 8,354                8,923

                         AVERAGE ANNUAL
                         TOTAL RETURN
                         ----------------------------

                         1 year                -11.78%
                         Since inception        -6.60%
                         (Inception date May 16,1999).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                                   JNL/J.P. MORGAN INTERNATIONAL & EMERGING
[J.P. MORGAN LOGO]                  MARKETS SERIES
                                   J.P. Morgan Investment Management Inc.
                                   Team Management
Objective:

JNL/J.P. Morgan International & Emerging Markets Series seeks as its investment objective to provide high total return by investing in equity securities of foreign companies in developing and, to a lesser extent, developing markets.

Money Manager Commentary:

The first half of the year was dominated by evidence suggesting that markets were in the clutches of a global slowdown. In the early part of the period, the force of this slowdown was seen mainly in the U.S. economy, with investors growing more concerned about a possible recession. However, by the end of the first half of the year the slowing pace of growth had spread to all corners of the globe, including Europe and Japan. Most major Central Banks responded to the slow-down by cutting interest rates. The ECB was slower to take an easing bias primarily because both the money supply growth rate and inflation rate in the region remained above target numbers. Elsewhere, the Bank of Japan moved to a zero-interest rate policy. The start of the second half saw some significant falls in equity markets worldwide, reflecting increasing concern regarding the state of the global economy. Despite continued cuts in interest rates from most of the central banks, the weakness continued in a synchronized manner. The global slowdown apparent through August was only compounded by the tragic events of September 11th. In the fourth quarter, global equity markets rebounded from September lows. Continued cuts in interest rates along with a sharp lift in available liquidity in virtually all major economies helped to boost sentiment and encourage investors back into the markets.

Stock selections within the other basic industry, technology, and telecommunication sectors were positive contributors to performance during the year, while selections within the retail and insurance sectors detracted. Specifically, being underweight stocks such as Nokia and Nortel helped performance along with being overweight stocks such as Hyundai and Stora Enso. Overweights in Zurich Financial Services, Reuters, and Fujitsu negatively affected performance while being underweight Samsung detracted.

Investors are waiting to see whether the consequent increase in unemployment as a result of ongoing corporate restructuring will undermine consumer confidence, which has been fairly resilient in light of the slowdown. Japan faces a crucial year, as longer-term structural problems are major stumbling blocks to achieving self-sustaining economic growth. Although prospects for the Japanese economy as a whole remain weak, we continue to find opportunities to add value in individual holdings. Within Continental Europe, valuations are low relative to the U.S. and the economy does not have the same major imbalances seen in the U.S. Growth is weak but we expect the ECB to cut rates further over the course of the first half of 2002. The UK economic environment remains relatively buoyant supported by a strong consumer. This is a direct consequence of the supportive monetary policy of the Bank of England, which aims to boost household spending in the face of a weak global economy.

            JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES

                                    [GRAPH]

                         JNL/J.P. Morgan International     MSCI All Country
         date               & Emerging Markets Series    World (ex U.S.) Index
       ------------------------------------------------------------------------

       03/02/98                        10,000                 10,000
       03/31/98                        10,490                 10,173
       04/30/98                        10,750                 10,230
       05/31/98                        10,320                 10,028
       06/30/98                        10,230                  9,976
       07/31/98                        10,270                 10,055
       08/31/98                         8,560                  8,621
       09/30/98                         8,140                  8,424
       10/31/98                         9,200                  9,293
       11/30/98                         9,600                  9,778
       12/31/98                         9,876                 10,099
       1/31/99                         10,047                 10,075
       2/28/99                          9,745                  9,836
       3/31/99                         10,278                 10,295
       4/30/99                         10,751                 10,795
       05/31/99                        10,409                 10,271
       06/30/99                        11,022                 10,738
       07/31/99                        11,384                 10,975
       08/31/99                        11,535                 10,998
       09/30/99                        11,565                 11,058
       10/31/99                        11,927                 11,455
       11/30/99                        12,460                 11,900
       12/31/99                        13,631                 13,020
       01/31/00                        12,802                 12,298
       02/29/00                        13,247                 12,617
       03/31/00                        13,372                 13,076
       04/30/00                        12,781                 12,331
       05/31/00                        12,594                 11,999
       06/30/00                        13,216                 12,492
       07/31/00                        12,791                 11,984
       08/31/00                        13,040                 12,118
       09/30/00                        12,377                 11,432
       10/31/00                        11,786                 11,056
       11/30/00                        11,153                 10,547
       12/31/00                        11,525                 10,893
       01/31/01                        11,584                 11,051
       02/28/01                        10,677                 10,168
       03/31/01                         9,653                  9,418
       04/30/01                        10,348                 10,034
       05/31/01                        10,218                  9,721
       06/30/01                         9,924                  9,330
       07/31/01                         9,524                  9,116
       08/31/01                         9,488                  8,872
       09/30/01                         8,429                  7,917
       10/31/01                         8,676                  8,136
       11/30/01                         9,041                  8,501
       12/31/01                         9,182                  8,607

                         AVERAGE ANNUAL
                         TOTAL RETURN
                         ------------------------------

                         1 year                 -20.33%
                         Since inception         -2.20%
                         (Inception date March 2,1998).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                                   JNL/JANUS AGGRESSIVE GROWTH SERIES
[JANUS LOGO]                       Janus Capital Corporation
                                   Warren B. Lammert

OBJECTIVE:

JNL/Janus Aggressive Growth Series seeks as its investment objective long-term growth of capital by investing primarily in common stocks of issuers of any size, including larger, well-established companies and smaller, emerging growth companies.

MONEY MANAGER COMMENTARY:

A year-end rally seemed the perfect end to a troubling year. The Fed continued its credit easing by marking 11 rate cuts for 2001 while economists confirmed the U.S.' recession had reached us as early as spring. Consumer confidence held out through patriotic spending spurts following September 11, but sluggish holiday sales suggested consumers were getting increasingly skittish.

Challenged by the fickle market, the Series offered a loss of 30.18% for the year ending December 31, 2001, and trailed its benchmark, the S&P 500 Index, which lost 11.89%.

Financial powerhouse Citigroup lost ground, as did insurance leader Cigna. Several technology stocks also fared poorly, including mobile phone juggernaut Nokia, circuit maker Analog Devices, and entertainment software producer Electronic Arts Inc. Media and cable holdings Cablevision, Liberty Media and Comcast also suffered as the industry was slow to climb out of the September 11-related ad slump. AOL Time Warner also dipped as investors reacted to news of sudden change in leadership, which we feel won't impact its long-term growth potential.

Several biotech and healthcare holdings gained ground. Pfizer, Tenet Healthcare, McKesson and HCA advanced as investors sought out more defensive stocks in the wake of the technology bubble burst during the year. We also took near-term losses as we built a position in defense contractor Raytheon, whose long-term prospects are well founded by the ongoing war on in the Middle East.

Looking ahead, we'll likely see more market volatility as fourth quarter earnings are released. We've reduced the Series' weight in more economically sensitive industries, such as technology, media, energy and industrial, down to about 40% from 60% last year. At the same time, we've increased exposure to companies that are more resilient to economic weakness, like financial services and healthcare.

                       JNL/JANUS AGGRESSIVE GROWTH SERIES

                                    [GRAPH]

   date                JNL/Janus Aggressive Growth         S&P 500 Index
----------------------------------------------------------------------------

05/15/1995                        10,000                        10,000
05/31/1995                        10,130                        10,130
06/30/1995                        10,860                        10,356
07/31/1995                        11,860                        10,694
08/31/1995                        11,870                        10,726
09/30/1995                        12,190                        11,179
10/31/1995                        11,910                        11,139
11/30/1995                        12,490                        11,627
12/31/1995                        12,409                        11,851
01/31/1996                        12,761                        12,254
02/29/1996                        13,402                        12,368
03/31/1996                        13,578                        12,487
04/30/1996                        14,126                        12,671
05/31/1996                        14,446                        12,996
06/30/1996                        14,022                        13,046
07/31/1996                        13,029                        12,469
08/31/1996                        13,774                        12,732
09/30/1996                        14,601                        13,448
10/31/1996                        14,529                        13,819
11/30/1996                        14,901                        14,862
12/31/1996                        14,761                        14,568
01/31/1997                        15,357                        15,477
02/28/1997                        14,783                        15,598
03/31/1997                        14,011                        14,958
04/30/1997                        14,276                        15,850
05/31/1997                        15,114                        16,813
06/30/1997                        15,666                        17,567
07/31/1997                        17,023                        18,963
08/31/1997                        16,261                        17,901
09/30/1997                        17,232                        18,882
10/31/1997                        16,747                        18,252
11/30/1997                        16,703                        19,097
12/31/1997                        16,631                        19,424
01/31/1998                        17,191                        19,639
02/28/1998                        18,714                        21,056
03/31/1998                        19,595                        22,134
04/30/1998                        20,373                        22,418
05/31/1998                        19,767                        21,996
06/30/1998                        21,621                        22,863
07/31/1998                        21,564                        22,620
08/31/1998                        18,038                        19,353
09/30/1998                        20,202                        20,593
10/31/1998                        20,934                        22,266
11/30/1998                        22,319                        23,615
12/31/1998                        26,220                        24,975
01/31/1999                        29,782                        26,019
02/28/1999                        28,832                        25,211
03/31/1999                        32,478                        26,220
04/30/1999                        34,200                        27,235
05/31/1999                        32,312                        26,592
06/30/1999                        34,829                        28,068
07/31/1999                        33,369                        27,191
08/31/1999                        34,295                        27,057
09/30/1999                        35,993                        26,315
10/31/1999                        38,689                        27,980
11/30/1999                        42,726                        28,549
12/31/1999                        50,980                        30,231
01/31/2000                        50,929                        28,712
02/29/2000                        57,191                        28,168
03/31/2000                        57,995                        30,924
04/30/2000                        52,867                        29,994
05/31/2000                        48,276                        29,378
06/30/2000                        49,615                        30,102
07/31/2000                        48,965                        29,632
08/31/2000                        52,561                        31,472
09/30/2000                        50,291                        29,811
10/31/2000                        48,021                        29,685
11/30/2000                        40,330                        27,344
12/31/2000                        40,289                        27,478
01/31/2001                        42,178                        28,453
02/28/2001                        34,151                        25,859
03/31/2001                        30,613                        24,221
04/30/2001                        35,587                        26,103
05/31/2001                        34,635                        26,278
06/30/2001                        33,289                        25,638
07/31/2001                        31,339                        25,386
08/31/2001                        28,240                        23,796
09/30/2001                        25,488                        21,875
10/31/2001                        25,866                        22,292
11/30/2001                        27,575                        24,002
12/31/2001                        28,128                        24,402

                          AVERAGE ANNUAL
                          TOTAL RETURN
                          -----------------------------

                          1 year                -30.18%
                          5 year                 13.75%
                          Since inception        16.86%
                          (Inception date May 15,1995).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges

                                        JNL/JANUS BALANCED SERIES
[JANUS LOGO]                            Janus Capital Corporation
                                        Karen L. Reidy

OBJECTIVE:

JNL/Janus Balanced Series seeks as its investment objective long-term capital growth, consistent with preservation of capital and balanced by current income. The Series normally invests 40-60% of its assets in securities selected primarily for their income potential.

MONEY MANAGER COMMENTARY:

Amid optimism for an economic recovery in 2002, the major stock indexes rallied through the final months of 2001 and erased the losses posted immediately following the September 11 terrorist attacks. Helping embolden the markets was the Federal Reserve, which cut rates 11 times during the year to trim the key overnight lending rate to 1.75%, a 40-year low. In the fixed-income market, Treasuries tumbled when jobless claims declined, and we reduced our debt allocation from 45% to roughly 40%. In this turbulent environment, the Series fell 4.49%.

Hindering the Series' performance was financial services giant Citigroup. The recession hurt its corporate finance business, and the World Trade Center disaster generated a $500 million loss for its insurance unit. Consequently, the stock experienced some selling pressure. Exxon Mobil also disappointed as it fell in lockstep with oilprices.

Meanwhile, Minnesota Mining & Manufacturing (3M) supported our results. The company is benefiting from new management direction from General Electric veteran Jim McNerney, who took the helm on January 1, 2001, and immediately turned his attention to improving the company's working capital structure, shoring up cash flow and increasing the effectiveness of management. Another steady performer was the world's largest brewer, Anheuser-Busch, which managed to introduce price increases even as the economy slowed and pricing power became scarce.

Looking ahead, I believe many issues need to be resolved before the economy regains the solid footing necessary for a recovery. Lethargic demand, soft earnings and weak earnings outlooks continued to afflict corporate America through the fourth quarter. While there are some encouraging spots, I believe there is still a great deal of risk in this market. Given that, we will continue to focus on quality companies at attractive prices on the equity side and liquid, short-term opportunities in the fixed-income arena.

                            JNL/JANUS BALANCED SERIES

                                    [GRAPH]

                                                     Lehman Brothers
                       JNL/Janus                    Government/Corporate
           date      Balance Series  S&P 500 Index      Bond Index
         ---------------------------------------------------------------

         05/01/2000       10,000       10,000              10,000
         05/31/2000        9,640        9,689              10,016
         06/30/2000        9,980        9,928              10,220
         07/31/2000        9,900        9,773              10,329
         08/31/2000       10,250       10,380              10,474
         09/30/2000        9,980        9,832              10,514
         10/31/2000        9,890        9,790              10,580
         11/30/2000        9,580        9,019              10,761
         12/31/2000        9,800        9,063              10,973
         01/31/2001        9,891        9,384              10,973
         02/28/2001        9,557        8,529              10,973
         03/31/2001        9,264        7,988              11,324
         04/30/2001        9,567        8,609              11,324
         05/31/2001        9,557        8,667              11,324
         06/30/2001        9,436        8,456              11,358
         07/31/2001        9,426        8,372              11,358
         08/31/2001        9,254        7,848              11,358
         09/30/2001        8,920        7,215              11,899
         10/31/2001        9,112        7,352              11,899
         11/30/2001        9,315        7,916              11,899
         12/31/2001        9,360        8,048              11,906


                         AVERAGE ANNUAL
                         TOTAL RETURN
                         ----------------------------

                         1 year                -4.49%
                         Since inception       -3.88%
                         (Inception date May 1,2000).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                                        JNL/JANUS CAPITAL GROWTH SERIES
[JANUS LOGO]                            Janus Capital Corporation
                                        James P. Goff

OBJECTIVE:

JNL/Janus Capital Growth Series is a non-diversified Series that seeks as its investment objective long-term growth of capital by emphasizing investments in common stocks of medium-sized companies. Although the Series expects to emphasize such securities, it may also invest in smaller or larger companies.

MONEY MANAGER COMMENTARY:

After a year of malaise, stocks gained sharply in November and December, making up much of the lost ground following the September 11 downturn. Select stocks that had suffered in the previous period rose dramatically at the expense of many healthcare and financial issues.

Throughout this challenging environment, the Series returned a negative 40.19% for the 12 months ended December 31, 2001, and trailed its benchmark, the S&P MidCap 400 Index, which lost 0.62%.

We had begun to ratchet down our technology positions throughout the second and third quarters as a defensive move. We also picked up additional healthcare and financial issues, which offered steadier performance but still enjoyed attractive growth rates consistent with the Series' objective. It's important to note that we haven't abandoned technology interests. Semiconductor and LED display maker Cree, for example, is among the Series' top holdings. This innovative company's multi-pronged product mix includes long-life florescent lighting and other niches that we believe will drive strong growth for the rest of the decade.

AmeriCredit, a sub-prime auto loan provider, proved challenging for us. Our early enthusiasm over the company's risk assessment prowess and market share gains was, at first, rewarded. But the stock suffered from a growing perception particularly by its own creditors that loan defaults among its niche high-risk customer base may increase in the shadow of rising unemployment. As a result, we sought to minimize our losses, and eliminated the position.

Energy-related holding Kinder Morgan was a "steady Eddie" in an otherwise disastrous sector during the period as the Enron collapse wreaked havoc. While the prevailing investor sentiment eschewed energy stocks, Kinder Morgan held its ground, and surged at year-end, while on a fast track to build new energy plants and gain significant market share in its natural gas pipeline enterprise.

I believe that the tragedies of September 11 and the resulting government stimulus probably accelerated a potential upturn in the economy. While we won't likely return to the peak margins and capital spending experienced in the recent past, we may get in the ballpark. The fact remains that the Series still trails its benchmark, and I'm being much more selective as a result.

This is my last letter to you as manager of this Series. As of February 1, 2002, I'll assume the role of Director of Research at Janus. To focus all my attention on this position, Jonathan Coleman, a long-time member of the Janus investment team, will assume my series management responsibilities. He and I will be working closely together, as we have for many years, to assure a smooth transition.


                         JNL/JANUS CAPITAL GROWTH SERIES

                                    [GRAPH]

               date        JNL/Janus Capital         S&P Midcap 400 Index
            --------------------------------------------------------------

            05/15/1995         10,000                    10,000
            05/31/1995         10,020                    10,009
            06/30/1995         10,910                    10,417
            07/31/1995         11,560                    10,959
            08/31/1995         11,930                    11,161
            09/30/1995         12,480                    11,432
            10/31/1995         12,090                    11,138
            11/30/1995         12,580                    11,622
            12/31/1995         13,353                    11,593
            01/31/1996         13,161                    11,761
            02/29/1996         13,769                    12,160
            03/31/1996         14,794                    12,306
            04/30/1996         15,285                    12,683
            05/31/1996         15,893                    12,854
            06/30/1996         15,626                    12,661
            07/31/1996         14,110                    11,807
            08/31/1996         15,274                    12,489
            09/30/1996         16,331                    13,034
            10/31/1996         15,925                    13,072
            11/30/1996         16,074                    13,807
            12/31/1996         15,600                    12,823
            01/31/1997         15,255                    13,304
            02/28/1997         14,953                    13,195
            03/31/1997         13,820                    12,633
            04/30/1997         13,993                    12,960
            05/31/1997         15,568                    14,093
            06/30/1997         16,344                    14,489
            07/31/1997         16,442                    15,921
            08/31/1997         16,463                    15,902
            09/30/1997         17,596                    16,817
            10/31/1997         17,046                    16,085
            11/30/1997         17,326                    16,323
            12/31/1997         17,941                    17,994
            01/31/1998         17,582                    17,652
            02/28/1998         19,039                    19,114
            03/31/1998         20,040                    20,012
            04/30/1998         20,224                    20,377
            05/31/1998         19,376                    19,441
            06/30/1998         21,029                    19,546
            07/31/1998         20,496                    18,788
            08/31/1998         16,299                    15,293
            09/30/1998         17,865                    16,720
            10/31/1998         19,289                    18,212
            11/30/1998         20,768                    19,121
            12/31/1998         24,249                    21,429
            01/31/1999         26,156                    20,592
            02/28/1999         25,126                    19,514
            03/31/1999         28,495                    20,059
            04/30/1999         30,461                    21,641
            05/31/1999         30,051                    21,735
            06/30/1999         31,712                    22,899
            07/31/1999         31,268                    22,409
            08/31/1999         32,894                    21,640
            09/30/1999         34,180                    20,972
            10/31/1999         39,409                    22,041
            11/30/1999         43,702                    23,198
            12/31/1999         54,365                    24,576
            01/31/2000         55,786                    23,884
            02/29/2000         67,950                    25,556
            03/31/2000         58,042                    27,694
            04/30/2000         50,339                    26,726
            05/31/2000         46,189                    26,395
            06/30/2000         53,543                    26,782
            07/31/2000         51,199                    27,205
            08/31/2000         57,817                    30,243
            09/30/2000         52,059                    30,036
            10/31/2000         45,628                    29,017
            11/30/2000         34,386                    26,827
            12/31/2000         35,478                    28,880
            01/31/2001         37,376                    29,524
            02/28/2001         29,150                    27,839
            03/31/2001         23,863                    25,769
            04/30/2001         27,328                    28,612
            05/31/2001         27,011                    29,278
            06/30/2001         25,821                    29,160
            07/31/2001         24,390                    28,726
            08/31/2001         22,221                    27,786
            09/30/2001         18,620                    24,330
            10/31/2001         19,705                    25,407
            11/30/2001         21,000                    27,297
            12/31/2001         21,220                    28,833

                       AVERAGE ANNUAL
                       TOTAL RETURN
                       ------------------------------

                       1 year                             -40.19%
                       5 year                               6.34%
                       Since inception                     12.00%
                       (Inception date May 15, 1995).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                    JNL/JANUS GLOBAL EQUITIES SERIES
[JANUS LOGO]        Janus Capital Corporation
                    Helen Young Hayes, Laurence Chang

OBJECTIVE:

JNL/Janus Global Equities Series seeks as its investment objective long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers of any size. This Series normally invests in issuers from at least five different countries including the United States.

MONEY MANAGER COMMENTARY:

In an environment characterized by a surprisingly rapid decline in economic growth, investors were forced to factor a much less optimistic earnings outlook into share prices. Although stocks regained some positive momentum as tentative signs the economy was bottoming appeared and investors bid shares higher on optimism for a recovery, the rebound wasn't enough to overcome the substantial losses earlier in the year, as virtually all worldwide indices finished in the red.

The Series declined -23.50% for the year, under performing the loss recorded by its benchmark, the MSCI World Index of -17.83%. Two of our most notable disappointments were wireless holdings NTT DoCoMo and China Mobile, which suffered from lingering concerns related to the roll-out of "third generation" services and lackluster results. At the same time, NTT DoCoMo fell after reining in high investor expectations surrounding the early October launch of its next-generation services.

Meanwhile, our efforts to reposition the Series more defensively paid off when we added several stocks that were better poised to weather the storm. Consequently, we took profits in Internet security firm Checkpoint Software and several other richly valued technology positions. U.K.-based consumer product manufacturer Reckitt-Benckiser also pulled ahead as investors sought the relative safety and stability of earnings these types of companies can provide in times of economic turmoil. Similar trends worked in favor of U.S.-based healthcare and personal products company Johnson & Johnson, which remained well-insulated from economic swings.

Although the tragic events of September 11 made a difficult situation worse, most markets have recently shown important signs of stability. As a result, it now seems possible that we might look back and recognize that, at least in some ways, this tragedy actually accelerated the global recovery. More importantly, we carefully reviewed each and every company in our series following the attacks and are convinced that each holding is fundamentally sound and poised to participate when markets ultimately rebound.

                        JNL/JANUS GLOBAL EQUITIES SERIES

                                    [GRAPH]

   date          JNL/Janus Global Equities Series        MSCI World Index
---------------------------------------------------------------------------

05/15/1995                     10,000                        10,000
05/31/1995                     10,180                        10,046
06/30/1995                     10,680                        10,026
07/31/1995                     11,600                        10,511
08/31/1995                     11,910                        10,260
09/30/1995                     12,240                        10,543
10/31/1995                     12,150                        10,360
11/30/1995                     12,470                        10,703
12/31/1995                     12,926                        10,999
01/31/1996                     13,317                        11,182
02/29/1996                     13,513                        11,233
03/31/1996                     14,151                        11,402
04/30/1996                     14,614                        11,588
05/31/1996                     15,211                        11,581
06/30/1996                     15,736                        11,623
07/31/1996                     15,221                        11,194
08/31/1996                     15,838                        11,305
09/30/1996                     16,065                        11,730
10/31/1996                     16,260                        11,794
11/30/1996                     17,104                        12,437
12/31/1996                     16,980                        12,221
01/31/1997                     17,639                        12,370
02/28/1997                     18,041                        12,515
03/31/1997                     17,974                        12,269
04/30/1997                     17,952                        12,672
05/31/1997                     19,002                        13,457
06/30/1997                     19,996                        14,130
07/31/1997                     20,968                        14,783
08/31/1997                     19,639                        13,796
09/30/1997                     21,147                        14,548
10/31/1997                     20,030                        13,785
11/30/1997                     19,951                        14,031
12/31/1997                     20,227                        14,204
01/31/1998                     20,944                        14,582
02/28/1998                     22,634                        15,549
03/31/1998                     23,698                        16,336
04/30/1998                     24,219                        16,476
05/31/1998                     25,064                        16,250
06/30/1998                     25,631                        16,464
07/31/1998                     25,885                        16,419
08/31/1998                     22,009                        14,210
09/30/1998                     21,292                        14,444
10/31/1998                     22,287                        15,730
11/30/1998                     23,756                        16,646
12/31/1998                     25,661                        17,440
01/31/1999                     27,321                        17,802
02/28/1999                     26,299                        17,309
03/31/1999                     27,332                        18,010
04/30/1999                     27,762                        18,700
05/31/1999                     27,031                        17,997
06/30/1999                     28,679                        18,817
07/31/1999                     28,690                        18,740
08/31/1999                     28,806                        18,686
09/30/1999                     29,526                        18,485
10/31/1999                     31,789                        19,426
11/30/1999                     36,501                        19,953
12/31/1999                     42,232                        21,549
01/31/2000                     41,794                        20,295
02/29/2000                     48,610                        20,331
03/31/2000                     47,368                        21,716
04/30/2000                     43,415                        20,778
05/31/2000                     40,504                        20,233
06/30/2000                     42,682                        20,894
07/31/2000                     41,546                        20,286
08/31/2000                     43,664                        20,927
09/30/2000                     40,126                        19,795
10/31/2000                     38,576                        19,444
11/30/2000                     34,730                        18,245
12/31/2000                     34,510                        18,521
01/31/2001                     35,799                        18,869
02/28/2001                     31,108                        17,257
03/31/2001                     28,384                        16,095
04/30/2001                     31,174                        17,260
05/31/2001                     30,789                        17,002
06/30/2001                     29,580                        16,451
07/31/2001                     28,145                        16,222
08/31/2001                     26,125                        15,419
09/30/2001                     23,507                        14,044
10/31/2001                     24,251                        14,304
11/30/2001                     25,793                        15,134
12/31/2001                     26,398                        15,286


               AVERAGE ANNUAL
               TOTAL RETURN
               ---------------------------------------

               1 year                          -23.50%
               5 year                            9.22%
               Since inception                  15.75%
               (Inception date May 15, 1995).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                    JNL/JANUS GROWTH & INCOME SERIES
[JANUS LOGO]        Janus Capital Corporation
                    David Corkis

OBJECTIVE:

JNL/Janus Growth & Income Series seeks as its investment objective long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

MONEY MANAGER COMMENTARY:

As markets were roiled by an economic downturn in the U.S. and a rash of corporate earnings disappointments, it was a particularly challenging year for investors. Compounding these pressures were the tragic events of September 11, which cast a shadow of uncertainty over markets worldwide. In response, the Federal Reserve reduced interest rates 11 times to help rejuvenate consumer confidence and spark an economic recovery. In this difficult environment, the Series declined 13.51% for the year, while its benchmark, the S&P 500 Index, fell 11.89%.

We maintained a diversified portfolio during the period and continued to rely on a core of long-time holdings. One standout was global financial services powerhouse Citigroup. With its diverse product base and global reach, Citigroup is positioned for robust growth as it taps underserved markets for credit cards, insurance and underwriting. Another stock that provided us with stability was PepsiCo, which continues to reap synergies in the distribution of its many products. Meanwhile, Anheuser-Busch, the world's largest brewer, sustained price increases and double-digit earnings growth even in a lackluster economy.

Detracting from our results was disappointing performance by American International Group, which sold off sharply in the third quarter after suffering roughly $800 million in losses stemming from the terrorist attacks. Despite this setback, the financial company's solid capitalization, broad and profitable product lines and high credit rating continue to win our confidence. Additionally, several of our energy positions, including Exxon Mobil, declined on concerns that oil prices would continue to sag.

Going forward, we remain cautiously optimistic on prospects for a recovery in 2002. At the same time, our concerns over lingering uncertainties will lead us to maintain a relatively conservative approach focusing on a diverse group of companies that have proven their worth time and again. We believe this is the best way to balance near-term risk with longer-term opportunity.

                        JNL/JANUS GROWTH & INCOME SERIES

                                    [GRAPH]

   date         JNL/Janus Growth & Income Series         S&P 500 Index
-------------------------------------------------------------------------

03/02/1998                   10,000                          10,000
03/31/1998                   10,270                          10,551
04/30/1998                   10,160                          10,647
05/31/1998                    9,880                          10,447
06/30/1998                    9,740                          10,858
07/31/1998                    9,240                          10,743
08/31/1998                    7,940                           9,191
09/30/1998                    8,440                           9,780
10/31/1998                    8,910                          10,575
11/30/1998                    9,110                          11,216
12/31/1998                    9,069                          11,861
01/31/1999                    9,160                          12,357
02/28/1999                    8,867                          11,973
03/31/1999                    9,200                          12,453
04/30/1999                    9,764                          12,935
05/31/1999                    9,815                          12,629
06/30/1999                    9,976                          13,330
07/31/1999                    9,573                          12,914
08/31/1999                    9,210                          12,850
09/30/1999                    8,787                          12,498
10/31/1999                    9,129                          13,289
11/30/1999                    9,240                          13,559
12/31/1999                    9,521                          14,357
01/31/2000                    9,094                          13,636
02/29/2000                    8,829                          13,378
03/31/2000                    9,694                          14,687
04/30/2000                    9,165                          14,245
05/31/2000                    9,165                          13,953
06/30/2000                    9,368                          14,297
07/31/2000                    9,257                          14,073
08/31/2000                    9,653                          14,947
09/30/2000                    9,257                          14,158
10/31/2000                    9,348                          14,098
11/30/2000                    8,636                          12,987
12/31/2000                    8,706                          13,050
01/31/2001                    8,973                          13,513
02/28/2001                    8,120                          12,281
03/31/2001                    7,678                          11,503
04/30/2001                    8,294                          12,397
05/31/2001                    8,284                          12,480
06/30/2001                    8,089                          12,176
07/31/2001                    7,811                          12,056
08/31/2001                    7,462                          11,302
09/30/2001                    6,876                          10,389
10/31/2001                    6,999                          10,587
11/30/2001                    7,400                          11,399
12/31/2001                    7,529                          11,589


               AVERAGE ANNUAL
               TOTAL RETURN
               ---------------------------------------

               1 year                          -13.51%
               Since inception                  -7.13%

               (Inception date March 2, 1998). Prior to
               May 1, 2000 the Series was managed by
               Goldman Sachs Asset Management.


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                              JNL/OPPENHEIMER GLOBAL GROWTH SERIES
[OPPENHEIMER FUNDS(R) LOGO]   Oppenheimer Funds, Inc.
                              William L. Wilby

OBJECTIVE:

JNL/Oppenheimer Global Growth Series seeks as its investment objective capital appreciation.

MONEY MANAGER COMMENTARY:

In an environment that proved more challenging than any we have seen, we continued our ongoing focus on what we believe are the best companies around the world, regardless of their industry, size or location. Cumulative pressures worked against us during the period, exacerbated by the horrific events of September 11, as the Series produced negative results since its inception in May through December 31, 2001.

Over the course of the fiscal year, the United States experienced severe economic contraction, characterized by cutbacks in business investment, declining corporate profits and rising unemployment. However, at the beginning of 2001, many analysts believed that projected growth overseas would compensate for the slowdown. When this failed to happen, in part because of weaker foreign currencies, investment flows particularly to the core European economies fell dramatically. For the most part, investors continued to favor U.S. markets, which benefited from a strong dollar.

Toward fall 2001, however, this relationship began to change. With U.S. economic growth retreating, European currencies rallied against the dollar. Moreover, because inflationary pressures remained in check, European central banks followed the lead of the U.S. Federal Reserve by lowering short-term interest rates. In the aftermath of the terrorist attacks, central banks in the United States, Europe and Japan responded with additional rate cuts in an attempt to stimulate economic growth and bolster global equity markets. While the closing and subsequent reopening of U.S. stock markets resulted in a tor-rent of pent-up selling, European markets fared better relative to the U.S.

On the other hand, Japan remained mired in economic malaise, despite hopes that a newly elected government would implement much-needed financial reforms. The rest of Asia, most notably Taiwan, Korea and Singapore, came under pressure as their technology-centered economies struggled with declining U.S. demand. Meanwhile, the slowdown in the U.S. led to concerns of looming economic crisis in Latin America, particularly in Brazil and Argentina.

As always, we remained focused on finding good companies in good businesses at good prices. Because we view the world as one stock market, we have flexibility in uncovering prospective holdings that meet these criteria. Of course, given current economic and market conditions, we have become increasingly selective. Nonetheless, with current valuations lower than they have been in 3 years, we believe there are always opportunities to buy good companies. During the period, our strategy was to combine more aggressive technology and healthcare stocks with defensive stocks, such as consumer product companies.

Going forward our barbell strategy remains in place. This strategy contains four important pillars: 1) Defensive consumer stocks in our mass affluence theme, with companies located primarily in Europe where they benefit from the weak euro, 2) A portfolio in our new technologies theme focused on the niches of video game software, electronic design automation, semiconductor capital equipment, and the digital living room, 3) Our traditional overweight in healthcare (aging theme) focused on small pharmaceuticals and biotechnology, and 4) selected restructuring stories (restructuring theme) in financials and energy.

While we believe a moderate in recovery is imminent, the timing is, as always, the larger question. In terms of support for the recovery itself, we would point to the fact that we have gone through more than the average time period of a typical recession, have had positive fiscal and monetary stimulus and the consumer has been quite resilient throughout. As such, as always, we will continue to let our bottom-up process of evaluating companies direct us towards the most attractive growth opportunities. We continue to find more diversified opportunities in many areas and until we see solid signs of improving fundamentals within technology, we will continue to emphasize the quality, rather than the magnitude of growth within companies.


                      JNL/OPPENHEIMER GLOBAL GROWTH SERIES

                                    [GRAPH]

   date            JNL/Oppenheimer Global Growth Series       MSCI World Index
--------------------------------------------------------------------------------

 05/01/01                          10,000                           10,000
 05/31/01                           9,820                            9,722
 06/30/01                           9,670                            9,407
 07/31/01                           9,480                            9,276
 08/31/01                           9,160                            8,817
 09/30/01                           8,010                            8,030
 10/31/01                           8,390                            8,179
 11/30/01                           9,080                            8,654
 12/31/01                           9,270                            8,702


               AVERAGE ANNUAL
               TOTAL RETURN
               ---------------------------------------

               Since inception                  -7.30%

               (Inception date May 1, 2001).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                              JNL/OPPENHEIMER GROWTH SERIES
[OPPENHEIMER FUNDS(R) LOGO]   Oppenheimer Funds, Inc.
                              Bruce Bartlett

OBJECTIVE:

JNL/Oppenheimer Growth Series seeks as its investment objective capital appreciation.

MONEY MANAGER COMMENTARY:

The past year was characterized by a sharp reversal of the conditions that had supported growth stocks during the prior period. As the period began, high interest rates and rising energy prices were causing U.S. economic growth to slow abruptly, with many companies reporting a near cessation of business activity. Fast-growing technology suppliers were particularly vulnerable. When demand unexpectedly fell, many were left with growing inventories, shrinking orders and disappointing revenues and earnings. These conditions drove stock prices sharply lower, especially among the high-growth technology sector of the "new economy." As stock prices fell, many dot-com businesses that had financed their growth on the basis of rising stock prices were unable to survive. The market sharply reversed the downward spiral caused by the terrorist events of September 11th, as investors' discounted an economic recovery. Positive monetary and fiscal policy and bullish comments by analysts pushed the broader market along with technology related shares, higher as the year ended.

This downward business cycle continued even after interest rates and energy prices gradually eased over roughly the second half of the period. In most technology and telecommunications-related industries, sales remained slow in the face of reduced capital spending by business customers. In contrast, consumer spending remained relatively strong, providing greater support for some consumer-related businesses. The Series' performance suffered during the period as a result of a pronounced, broad-based downturn in growth-oriented stocks. While we are disappointed with these results, we believe that the challenging investment environment that prevailed during the period represents a normal and, indeed, healthy part of the market cycle, and look forward to a return to more favorable conditions for growth-oriented stocks.

We began the period with a much higher percentage of the Series' assets invested in technology than most of our peers or our benchmark, the S&P 500 Index. That's because our investment discipline focuses on companies with high rates of internal revenue growth, most of which we have found in various areas of technology. However, as the period progressed, we shifted our emphasis toward companies we believed could maintain reliable and sustainable revenue growth during an economic slowdown. By focusing on the quality of a company's revenues rather than the absolute magnitude of its growth, we reduced risk and volatility in the Series while remaining true to our growth oriented investment strategy. As a result, the percentage of the Series' portfolio invested in technology fell roughly in line with that of the S&P 500 Index. Our emphasis on revenue quality led us to several growth-oriented investment opportunities in areas outside of technology. For example, we found several companies in the healthcare services, medical products and biotechnology areas that exhibited growth characteristics meeting our strict investment criteria.

As interest rates started to fall, we found several investment opportunities in the financial sector among companies we believed were well positioned to benefit from declining interest rates and a strong housing market. These included insurers, financial services companies and government agencies, such as USA Education, Inc. and Federal Home Loan Mortgage Corp. Investments in such companies significantly increased our exposure to the financial sector.

We also identified a few select investment opportunities in the retail sector among growing companies that benefited from relatively high levels of consumer spending. For example, Kohl's Corp. operates a successful chain of discounted name-brand department stores, and is expanding from its Midwest base of operations to establish a greater presence in the Eastern seaboard region. We believe the company is uniquely positioned to continue growing for years to come.

While the economic slowdown that marked the recent period is still in progress, falling interest rates are creating a more favorable environment for economic growth. We believe the Series is now well positioned to weather the current slow-growth climate, and is poised to benefit from a return to faster growth.


                         JNL/OPPENHEIMER GROWTH SERIES

                                    [GRAPH]

  date             JNL/Oppenheimer Growth Series     S&P 500 Index
---------------------------------------------------------------------

 05/01/01                      10,000                    10,000
 05/31/01                       9,910                     9,931
 06/30/01                       9,730                     9,689
 07/31/01                       9,560                     9,594
 08/31/01                       8,990                     8,993
 09/30/01                       8,740                     8,267
 10/31/01                       8,820                     8,425
 11/30/01                       9,290                     9,071
 12/31/01                       9,418                     9,151

               AVERAGE ANNUAL
               TOTAL RETURN
               ---------------------------------------

               1 year                           -5.82%

               (Inception date May 1, 2001).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                    JNL/PIMCO TOTAL RETURN BOND SERIES
[PIMCO LOGO]        Pacific Investment Management Company
                    William H. Gross

OBJECTIVE:

JNL/PIMCO Total Return Bond Series seeks as its investment objective to realize maximum total return, consistent with preservation of capital and prudent investment management through investment in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three to six year time frame based on the sub-adviser's forecast for interest rates.

MONEY MANAGER COMMENTARY:

Fixed income assets were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a powerful tailwind, easing 11 times for a total of 475 basis points. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years. The Fed action fueled a strong rally on the short end of the yield curve. Two-year Treasury yields fell more than 200 basis points, closing at 3.0%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down seven basis points.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening caused bonds to give back some of their gains. The retreat began in November, as a fall in jobless claims suggested that company layoffs were slowing. Resilient consumer confidence, bolstered by sharply lower gasoline prices and a continued boom in mortgage refinancing, added to the optimism. Short/intermediate Treasury yields climbed as much as 50 basis points of Fed tightening by the end of 2001. The long end of the yield curve held up better, aided by the Treasury's announcement that it would stop selling 30-year bonds.

The U.S. offered the only hope for a revival of global growth amid a synchronized global slowdown. Eurozone economies, especially Germany, veered close to recession as consumer and business confidence remained weak. Japan sank back into recession for the third time in a decade as consumer spending and exports slumped. Weak export markets also exerted a strong drag on emerging economies, particularly in East Asia.

Most fixed income sectors provided positive total returns in 2001. The best performers for the year were short/intermediate maturity Treasuries and corporate bonds. Non-investment grade corporates led the bond markets during a difficult fourth quarter. Despite the superior performance of corporates overall, rising defaults and bankruptcies indicated that many companies continued to struggle with high debt levels, overcapacity and declining profit margins. The following is a summary of fixed income performance by sector for the quarter and the year:

  High-grade corporate outpaced Treasuries and mortgages for the quarter and the year as credit premiums narrowed. Relatively high yields and hopes that cash flow was poised to improve supported returns of non-investment grade corporates during the fourth quarter.

  Mortgages continued to offer attractive yield premiums but the sector modestly lagged Treasuries on a duration-adjusted basis for the quarter and the year. Heightened market volatility detracted from mortgage returns relative to like-duration Treasuries.

  Emerging market returns were bifurcated. Poor performance by Argentina drove the sectors quarterly and annual returns into negative territory. Most other countries posted healthy gains, however, due to improving credit fundamentals and increased demand for higher yielding assets.

  Treasuries, especially short maturities, outpaced most non-U.S. developed markets in 2001. However, most non-U.S. bonds fared better than Treasuries in the final quarter amid expectations for faster growth in the U.S.

The Global economy will continue to rely on the U.S. as the main engine of growth in 2002. The U.S. economy will rebound from its current recession and then settle lower, producing average growth of a modest 2 to 2.5 percent. Concerns that monetary stimulus and a pickup in growth will lead to more inflation are misplaced. We expect modest disinflation in the U.S. and Europe, and continued deflation in Japan, due to lower energy prices and lingering capacity overhang. Tame inflation and modest growth will result in a more range-bound interest rate environment.


                       JNL/PIMCO TOTAL RETURN BOND SERIES

                                    [GRAPH]

                        JNL/Pimco Total                Lehman Brothers
  date                Return Bond Series             Aggregate Bond Index
--------------------------------------------------------------------------------

03/02/1998                   10,000                           10,000
03/31/1998                    9,940                            9,918
04/30/1998                    9,970                            9,968
05/31/1998                   10,200                           10,064
06/30/1998                   10,330                           10,148
07/31/1998                   10,290                           10,169
08/31/1998                   10,440                           10,330
09/30/1998                   10,650                           10,577
10/31/1998                   10,540                           10,578
11/30/1998                   10,510                           10,581
12/31/1998                   10,570                           10,613
01/31/1999                   10,695                           10,689
02/28/1999                   10,466                           10,502
03/31/1999                   10,601                           10,560
04/30/1999                   10,559                           10,594
05/31/1999                   10,476                           10,501
06/30/1999                   10,434                           10,468
07/31/1999                   10,414                           10,423
08/31/1999                   10,434                           10,418
09/30/1999                   10,538                           10,539
10/31/1999                   10,570                           10,578
11/30/1999                   10,591                           10,577
12/31/1999                   10,542                           10,526
01/31/2000                   10,509                           10,491
02/29/2000                   10,630                           10,618
03/31/2000                   10,794                           10,758
04/30/2000                   10,739                           10,727
05/31/2000                   10,750                           10,721
06/30/2000                   10,947                           10,944
07/31/2000                   11,034                           11,044
08/31/2000                   11,209                           11,204
09/30/2000                   11,264                           11,275
10/31/2000                   11,362                           11,349
11/30/2000                   11,581                           11,535
12/31/2000                   11,781                           11,750
01/31/2001                   11,953                           11,750
02/28/2001                   12,067                           11,750
03/31/2001                   12,147                           12,106
04/30/2001                   12,044                           12,106
05/31/2001                   12,079                           12,106
06/30/2001                   12,124                           12,174
07/31/2001                   12,502                           12,174
08/31/2001                   12,651                           12,174
09/30/2001                   12,868                           12,735
10/31/2001                   13,143                           12,735
11/30/2001                   12,960                           12,735
12/31/2001                   12,903                           12,741


               AVERAGE ANNUAL
               TOTAL RETURN
               ---------------------------------------

               1 year                            9.52%
               Since inception                   6.87%

               (Inception March 2,1998).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                              JNL/PUTNAM GROWTH SERIES
[PUTNAM INVESTMENT LOGO]      Putnam Investment Management, Inc.
                              Core Growth Equity Team

OBJECTIVE:

JNL/Putnam Growth Series seeks as its investment objective long-term growth of capital by investing primarily in the common stocks of domestic, large-capitalization companies believed to have the opportunity for capital growth.

MONEY MANAGER COMMENTARY:

The JNL/Putnam Growth Series returned -25.01% for the year, lagging the S&P 500 Index, which returned -11.89%.

A significant amount of underperformance stemmed from weakness in the technology sector, especially stock selection in and an over-weighting of the software industry (Siebel, BEA Systems, Veritas). Software is generally an area that maintains its strength - even in a weak economy - due to the high return-on-investment associated with a customer's investment in technology. The past year, however, the U.S. economic downturn was severe enough to prompt companies to cut even these high return-on-investment purchases, resulting in an unexpected and steep drop-off in software demand.

The communications services sector also detracted from results. In particular, the telecommunications area was hard hit in 2001. While underweight in the Series, this area lagged, due primarily to weakness in Qwest, its largest holding. The Series lost ground in the financial sector, both in banking and in investment banking/brokerage, where a decreased number of mergers and acquisitions, initial public offerings, and trading volumes hurt business.

The series benefited from outperformance by Tyco, a significant holding in the conglomerates sector.

We believe that the rebound in global equity markets since mid-September heralds the onset of a healthier investment climate for stocks in 2002. Prospects for a U.S.-led upturn in economic growth appear to be improving, which should lead to a recovery in corporate profits.

On an individual company level, we continue to believe that the best-performing stocks will be those that offer a combination of earnings growth and financial stability. Looking ahead, we will overweight healthcare (healthcare services, pharmaceuticals, and medical technology) and technology (electronics, communications equipment, and software). We will underweight energy (with a focus on oil and gas) and communications services (with a focus on regional Bell operating companies and cellular wireless stocks).


                            JNL/PUTMAN GROWTH SERIES

                                    [GRAPH]

  date              JNL/Putnam Growth Series      S&P 500 Index
--------------------------------------------------------------------


05/15/1995                    10,000                 10,000
05/31/1995                    10,030                 10,130
06/30/1995                    10,540                 10,356
07/31/1995                    11,490                 10,694
08/31/1995                    11,640                 10,726
09/30/1995                    12,080                 11,179
10/31/1995                    11,880                 11,139
11/30/1995                    12,560                 11,627
12/31/1995                    12,734                 11,851
01/31/1996                    13,285                 12,254
02/29/1996                    13,692                 12,368
03/31/1996                    13,769                 12,487
04/30/1996                    14,827                 12,671
05/31/1996                    15,344                 12,996
06/30/1996                    15,356                 13,046
07/31/1996                    14,463                 12,469
08/31/1996                    15,091                 12,732
09/30/1996                    15,521                 13,448
10/31/1996                    15,719                 13,819
11/30/1996                    16,578                 14,862
12/31/1996                    16,148                 14,568
01/31/1997                    17,307                 15,477
02/28/1997                    16,909                 15,598
03/31/1997                    15,887                 14,958
04/30/1997                    16,284                 15,850
05/31/1997                    16,784                 16,813
06/30/1997                    17,614                 17,567
07/31/1997                    19,125                 18,963
08/31/1997                    17,978                 17,901
09/30/1997                    19,057                 18,882
10/31/1997                    18,625                 18,252
11/30/1997                    19,466                 19,097
12/31/1997                    19,682                 19,424
01/31/1998                    19,879                 19,639
02/28/1998                    21,500                 21,056
03/31/1998                    22,891                 22,134
04/30/1998                    22,995                 22,418
05/31/1998                    22,485                 21,996
06/30/1998                    24,142                 22,863
07/31/1998                    23,875                 22,620
08/31/1998                    19,879                 19,353
09/30/1998                    21,246                 20,593
10/31/1998                    22,381                 22,266
11/30/1998                    23,875                 23,615
12/31/1998                    26,556                 24,975
01/31/1999                    27,786                 26,019
02/28/1999                    26,811                 25,211
03/31/1999                    27,960                 26,220
04/30/1999                    28,018                 27,235
05/31/1999                    26,857                 26,592
06/30/1999                    29,051                 28,068
07/31/1999                    28,215                 27,191
08/31/1999                    27,705                 27,057
09/30/1999                    27,589                 26,315
10/31/1999                    29,515                 27,980
11/30/1999                    30,711                 28,549
12/31/1999                    34,365                 30,231
01/31/2000                    32,311                 28,712
02/29/2000                    32,782                 28,168
03/31/2000                    35,464                 30,924
04/30/2000                    33,217                 29,994
05/31/2000                    31,840                 29,378
06/30/2000                    33,531                 30,102
07/31/2000                    33,012                 29,632
08/31/2000                    35,585                 31,472
09/30/2000                    33,084                 29,811
10/31/2000                    31,707                 29,685
11/30/2000                    27,806                 27,344
12/31/2000                    28,231                 27,478
01/31/2001                    27,763                 28,453
02/28/2001                    24,645                 25,859
03/31/2001                    22,526                 24,221
04/30/2001                    24,571                 26,103
05/31/2001                    24,584                 26,278
06/30/2001                    23,918                 25,638
07/31/2001                    23,019                 25,386
08/31/2001                    21,207                 23,796
09/30/2001                    19,236                 21,875
10/31/2001                    19,655                 22,292
11/30/2001                    21,220                 24,002
12/31/2001                    21,170                 24,402


               AVERAGE ANNUAL
               TOTAL RETURN
               ---------------------------------------

               1 year                          -25.01%
               5 year                            5.56%
               Since inception                  11.96%

               (Inception date May 15,1995). Prior to
               May 1,1997, the Series was managed by
               Phoenix Investment Counsel, Inc.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                              JNL/Putnam International Equity Series
[PUTNAM INVESTMENT LOGO]      Putnam Investment Management, Inc.
                              Core International Equity Team

OBJECTIVE:

JNL/Putnam International Equity Series seeks as its investment objective long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

MONEY MANAGER COMMENTARY:

For the year ended December 31, 2001, the JNL/Putnam International Equity Series fell -20.29% outperforming the MSCI EAFE Index, which declined -22.61% during the same period. Stock selection was decidedly positive and accounted for a large portion of the relative outperformance, though country and sector allocations were strong as well.

It was a difficult period for investors as international economies steadily worsened despite a steady diet of interest-rate cuts, fiscal-stimulus packages, and corporate downsizing. Against this backdrop, stock selection was particularly strong in the technology, basic materials, and health-care sectors. Within technology, avoiding Alcatel and Marconi aided results; these stocks were hit hard by the sharp down- turn in demand for global technology products during the year. Within the basic materials sector, relative performance was helped by over- weighting CRH (an Irish construction company) and Akzo-Nobel (a Dutch chemicals company). Our defensive position in large pharmaceutical companies also proved beneficial. The most notable were overweights to Sanofi-Synthelabo (France) and AstraZeneca (United Kingdom); these stocks were two of the top four individual contributors in the Series. From an allocation perspective, our underweight to technology was quite favorable as the sector lost almost 28% during the period. Performance was additionally boosted by an overweight to healthcare, the second best-performing sector in the index, and an overweight to energy, which also outperformed the index. These gains offset the negative effects from an overweight to the communication services sector, which lost over 26%, and an underweight to the top-performing utilities sector.

Among country allocations, the Series benefited from an underweight to the lagging Japanese market, which dropped more than 20% during the period. An overweight to Ireland also was positive; it was the second best-performing country in the index. This offset the negative impact of underweights to the outperforming markets of Australia, Switzerland, Hong Kong, and Belgium. Some of the other individual stocks contributing to the positive performance relative to the bench- mark included Total Fina Elf (France, energy); BMW (Germany, consumer cyclicals); Ericsson (Sweden, technology); Sunlife Financial (Canada, financial); BOC Group (United Kingdom, basic materials); and Suncor Energy (Canada, energy).

We are positioning the Series in anticipation of an equity rally sparked by an economic recovery during the second half of 2002. Although we are quite negative on Japan's longer-term economic growth prospects, we believe the country's equity market will fare better than most in a global economic recovery, as is often the case with more marginal world economies. Given the weak yen, we are focusing on multinational exporters, especially car-makers Toyota and Honda and game-maker Nintendo. Conversely, we are increasingly bullish on European economies, which we believe will expand, aided by recent interest-rate reductions. We also see an improving outlook for emerging markets, which should recover in step with the U.S. economy. We especially like Korea, which boasts attractive stocks among both domestic and exporting companies.

Among our sector allocations, we continue to add gradually to our technology holdings. We believe technology capital expenditures will not recover sufficiently until 2003; however, we are identifying nearer-term opportunities in the sector while positioning the Series accordingly longer term.


                     JNL/PUTNAM INTERNATIONAL EQUITY SERIES

                                    [GRAPH]

   date       JNL/Putnam International Equity Series        MSCI E.A.FE. Index
--------------------------------------------------------------------------------

05/15/1995                  10,000                                10,000
05/31/1995                   9,990                                10,046
06/30/1995                   9,950                                10,026
07/31/1995                  10,530                                10,511
08/31/1995                  10,250                                10,260
09/30/1995                  10,430                                10,543
10/31/1995                  10,240                                10,360
11/30/1995                  10,360                                10,703
12/31/1995                  10,720                                10,999
01/31/1996                  10,970                                11,182
02/29/1996                  11,050                                11,233
03/31/1996                  11,250                                11,402
04/30/1996                  11,570                                11,588
05/31/1996                  11,500                                11,581
06/30/1996                  11,630                                11,623
07/31/1996                  11,280                                11,194
08/31/1996                  11,440                                11,305
09/30/1996                  11,710                                11,730
10/31/1996                  11,640                                11,794
11/30/1996                  12,220                                12,437
12/31/1996                  12,211                                12,221
01/31/1997                  12,069                                12,370
02/28/1997                  12,221                                12,515
03/31/1997                  12,191                                12,269
04/30/1997                  12,312                                12,672
05/31/1997                  13,070                                13,457
06/30/1997                  13,626                                14,130
07/31/1997                  14,010                                14,783
08/31/1997                  12,706                                13,796
09/30/1997                  13,565                                14,548
10/31/1997                  12,514                                13,785
11/30/1997                  12,474                                14,031
12/31/1997                  12,534                                14,204
01/31/1998                  12,960                                14,582
02/28/1998                  13,737                                15,549
03/31/1998                  14,214                                16,336
04/30/1998                  14,328                                16,476
05/31/1998                  14,235                                16,250
06/30/1998                  14,224                                16,464
07/31/1998                  14,432                                16,419
08/31/1998                  12,597                                14,210
09/30/1998                  12,306                                14,444
10/31/1998                  13,436                                15,730
11/30/1998                  13,893                                16,646
12/31/1998                  14,343                                17,440
01/31/1999                  14,185                                17,802
02/28/1999                  13,911                                17,309
03/31/1999                  14,501                                18,010
04/30/1999                  15,049                                18,700
05/31/1999                  14,354                                17,997
06/30/1999                  14,870                                18,817
07/31/1999                  15,123                                18,740
08/31/1999                  15,312                                18,686
09/30/1999                  15,375                                18,485
10/31/1999                  15,849                                19,426
11/30/1999                  16,881                                19,953
12/31/1999                  18,949                                21,549
01/31/2000                  17,843                                20,295
02/29/2000                  18,779                                20,331
03/31/2000                  18,994                                21,716
04/30/2000                  17,944                                20,778
05/31/2000                  17,030                                20,233
06/30/2000                  18,102                                20,894
07/31/2000                  17,504                                20,286
08/31/2000                  17,843                                20,927
09/30/2000                  16,703                                19,795
10/31/2000                  16,116                                19,444
11/30/2000                  15,484                                18,245
12/31/2000                  16,299                                18,521
01/31/2001                  15,965                                18,869
02/28/2001                  15,046                                17,257
03/31/2001                  13,980                                16,095
04/30/2001                  14,873                                17,260
05/31/2001                  14,499                                17,002
06/30/2001                  14,060                                16,451
07/31/2001                  13,713                                16,222
08/31/2001                  13,380                                15,419
09/30/2001                  12,074                                14,044
10/31/2001                  12,287                                14,304
11/30/2001                  12,754                                15,134
12/31/2001                  12,992                                15,286


               AVERAGE ANNUAL
               TOTAL RETURN
               ---------------------------------------

               1 year                          -20.29%
               5 year                            1.25%
               Since inception                   4.02%

               (Inception date May 15,1995). Prior to
               May 1, 2000, the Series was managed by
               Rowe-Price Fleming International, Inc.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

[PUTNAM INVESTMENTS LOGO]                     JNL/PUTNAM MIDCAP GROWTH SERIES
                                              Putnam Investment Management, Inc.
                                              Midcap Equity Growth Team


OBJECTIVE:

JNL/Putnam Midcap Growth Series seeks as its investment objective capital appreciation. The Series invests mainly in common stocks of U.S. companies with a focus on growth stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

MONEY MANAGER COMMENTARY:

The JNL/Putnam MidCap Growth Series returned -26.97% for the year, lagging the Russell MidCap Growth Index, which returned -20.15%.

The greatest hindrance to relative performance for the year was the technology sector, followed by healthcare. In the electronics industry within technology, several of the Series' semiconductor holdings (PMC Sierra) lagged the market as a dramatic drop in demand made this a challenging period for the industry. Software holdings (Tibco and Micromuse) hindered returns as that area was especially beleaguered during this period. Demand for software is generally stable due to the high return-on-investment associated with these products, but this year, the U.S. economic downturn was severe enough to prompt companies to cut even these high return-on-investment purchases. In the healthcare sector, weakness in pharmaceutical holdings including Shire Pharmaceuticals and Inhale Therapeutic also restrained performance.

Stock selection in the utilities sector was the greatest contributor to relative performance during the year due to robust results from independent power producers such as Calpine and Mirant. Underweighting weak communications services benefited relative performance, combined with adept selection within the sector (Telephone and Data Systems).

We believe that the rebound in global equity markets since mid-September heralds the onset of a healthier investment climate for stocks in 2002. Prospects for a U.S.-led upturn in economic growth appear to be improving, which should lead to a recovery in corporate profits.

Looking ahead, the Series' current positioning, while driven by our bottom-up process, includes overweights in financials (particularly regional banks and credit cards) and consumer staples (restaurants and food distribution). We will underweight the Series in consumer cyclical and healthcare.


                     JNL/PUTNAM MIDCAP EQUITY GROWTH SERIES

                                    [GRAPH]

   date       JNL/Putnam Midcap Growth Series      Russell MidCap Growth Index
--------------------------------------------------------------------------------

05/01/2000                10,000                              10,000
05/31/2000                 9,410                               9,975
06/30/2000                10,150                               9,492
07/31/2000                 9,810                               9,606
08/31/2000                10,840                              10,119
09/30/2000                10,790                              10,197
10/31/2000                10,320                              10,436
11/30/2000                 8,960                              10,028
12/31/2000                 9,900                              10,517
01/31/2001                 9,950                              10,542
02/28/2001                 9,050                              10,228
03/31/2001                 7,620                               9,857
04/30/2001                 8,810                              10,327
05/31/2001                 8,710                              10,537
06/30/2001                 8,540                              10,292
07/31/2001                 7,760                              10,257
08/31/2001                 7,130                               9,823
09/30/2001                 5,790                               9,120
10/31/2001                 6,310                               9,028
11/30/2001                 6,980                               9,532
12/31/2001                 7,423                               9,423


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                              -26.97%
               Since inception                     -17.64%

               (Inception date May 1, 2000).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

[PUTNAM INVESTMENTS LOGO]                     JNL/PUTNAM VALUE EQUITY SERIES
                                              Putnam Investment Management, Inc.
                                              Large Cap Value Team


OBJECTIVE:

JNL/Putnam Value Equity Series seeks as its investment objective capital growth, with income as a secondary objective, by investing primarily in common stocks which the sub-adviser believes to be undervalued relative to underlying assets value or earnings potential at the time of purchase.

MONEY MANAGER COMMENTARY:

The JNL/Putnam Value Equity Series returned -6.32% versus the -11.89% return of the S&P 500 Index for the year ended December 31, 2001.

The series outperformed the broad-market index, as value-oriented equities led growth for much of the year despite periods when growth stocks excelled. Overall, excessive valuations for growth stocks corrected in 2001. In the first half of the year, Fed rate cuts led investors to bid up depressed cyclical and technology stocks only to watch them fall back as the economy slowed. As the year progressed, investors focused more closely on current valuations and value stocks. After the market's short-lived decline following September 11, the market advanced - strongly favoring the cyclical "recovery plays" - as investors believed that the massive fiscal and monetary response from Washington would be positive for economic growth.

A significant amount of our outperformance came from stock selection within technology. The Series ended the year with positive performance while the index lost more than 25% in the sector. Avoiding many of the weakest performers, such as Cisco Systems, EMC, and Oracle, aided results, as did overweighting BMC Software, Computer Associates, and Lexmark. In addition, our underweighting in this sector, the second worst-performing sector in the index, proved beneficial. Overweighting the outperforming financial sector was also favorable. Top contributors included Bank of America and Washington Mutual, which benefited from attractive valuations and financial strength in a weak economy. Our overweight to property/casualty insurer, Ace Limited, was beneficial, particularly adding to our position in September when we believed that the shares were oversold.

Our selection in capital goods was positive, while the index had negative performance in the sector. Our overweight to Waste Management, a stable earnings company that investors favored as the economy weakened, was the top contributor.

We believe that the rebound in global equity markets since mid September heralds the onset of a healthier investment climate for stocks in 2002. Overall equity valuations, though less compelling than those of mid September, remain attractive by our measures. Prospects for a U.S.-led upturn in economic growth appear to be improving, which should lead to a recovery in corporate profits.

On an individual company level, we continue to believe that the best-performing stocks will be those that offer a combination of earnings growth and financial stability.


                         JNL/PUTNAM VALUE EQUITY SERIES

                                    [GRAPH]

   date             JNL/Putnam Value Equity    S&P 500 Index
------------------------------------------------------------

05/15/1995                 10,000                 10,000
05/31/1995                 10,210                 10,130
06/30/1995                 10,340                 10,356
07/31/1995                 10,720                 10,694
08/31/1995                 10,850                 10,726
09/30/1995                 11,380                 11,179
10/31/1995                 11,350                 11,139
11/30/1995                 11,980                 11,627
12/31/1995                 12,262                 11,851
01/31/1996                 12,734                 12,254
02/29/1996                 12,888                 12,368
03/31/1996                 13,114                 12,487
04/30/1996                 13,309                 12,671
05/31/1996                 13,669                 12,996
06/30/1996                 13,617                 13,046
07/31/1996                 13,052                 12,469
08/31/1996                 13,453                 12,732
09/30/1996                 13,905                 13,448
10/31/1996                 14,254                 13,819
11/30/1996                 15,343                 14,862
12/31/1996                 15,244                 14,568
01/31/1997                 15,739                 15,477
02/28/1997                 16,296                 15,598
03/31/1997                 15,581                 14,958
04/30/1997                 16,096                 15,850
05/31/1997                 16,758                 16,813
06/30/1997                 17,358                 17,567
07/31/1997                 18,493                 18,963
08/31/1997                 17,715                 17,901
09/30/1997                 18,619                 18,882
10/31/1997                 17,778                 18,252
11/30/1997                 18,377                 19,097
12/31/1997                 18,571                 19,424
01/31/1998                 18,648                 19,639
02/28/1998                 19,719                 21,056
03/31/1998                 20,602                 22,134
04/30/1998                 20,646                 22,418
05/31/1998                 20,116                 21,996
06/30/1998                 20,127                 22,863
07/31/1998                 19,796                 22,620
08/31/1998                 16,992                 19,353
09/30/1998                 17,908                 20,593
10/31/1998                 19,355                 22,266
11/30/1998                 20,403                 23,615
12/31/1998                 20,888                 24,975
01/31/1999                 21,255                 26,019
02/28/1999                 20,888                 25,211
03/31/1999                 21,656                 26,220
04/30/1999                 22,973                 27,235
05/31/1999                 22,744                 26,592
06/30/1999                 23,144                 28,068
07/31/1999                 22,240                 27,191
08/31/1999                 21,507                 27,057
09/30/1999                 20,430                 26,315
10/31/1999                 21,461                 27,980
11/30/1999                 21,049                 28,549
12/31/1999                 20,671                 30,231
01/31/2000                 19,920                 28,712
02/29/2000                 18,368                 28,168
03/31/2000                 20,154                 30,924
04/30/2000                 20,191                 29,994
05/31/2000                 20,511                 29,378
06/30/2000                 20,339                 30,102
07/31/2000                 20,043                 29,632
08/31/2000                 21,423                 31,472
09/30/2000                 21,238                 29,811
10/31/2000                 21,903                 29,685
11/30/2000                 21,238                 27,344
12/31/2000                 22,110                 27,478
01/31/2001                 22,383                 28,453
02/28/2001                 21,749                 25,859
03/31/2001                 20,804                 24,221
04/30/2001                 21,961                 26,103
05/31/2001                 22,421                 26,278
06/30/2001                 21,874                 25,638
07/31/2001                 21,650                 25,386
08/31/2001                 20,742                 23,796
09/30/2001                 19,163                 21,875
10/31/2001                 19,250                 22,292
11/30/2001                 20,444                 24,002
12/31/2001                 20,712                 24,402


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               -6.32%
               5 year                                6.32%
               Since inception                      11.59%

               (Inception date May 15, 1995). Prior to May 1, 1997, the Series was managed by PPM America, Inc.


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

[LAZARD LOGO]                                    LAZARD/JNL MID CAP VALUE SERIES
                                                 Lazard Asset Management
                                                 Team Management

OBJECTIVE:

Lazard/JNL Mid Cap Value Series is a non-diversified Series that seeks as its investment objective capital appreciation by investing primarily in equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell MidCap Index that the subadviser considers undervalued based on their return on equity.

MONEY MANAGER COMMENTARY:

U.S. mid cap stocks were one of the few bright spots in an otherwise gloomy year for investors, managing modest gains amid the weakness in larger U.S. stocks. This is the second consecutive calendar year mid caps have outperformed larger stocks, a fact that highlights the benefits of diversification. The economic outlook had been a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11th terrorist attacks. Stock markets reached their lows for the year in the aftermath of the attack, with companies more directly affected by the economic cycle bearing the brunt of the selling. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The upswing was based on renewed confidence that the combination of aggressive monetary and fiscal stimulus will trigger an economic rebound during 2002.

Within the Series, our technology holdings performed very well due to their solid valuation support, actually managing gains amid the significant weakness in the sector. For instance, electronics manufacturing powerhouse, Celestica, was helped by improved pricing, while Accenture's strong earnings confirm their leadership in the technology consulting industry. Consumer discretionary holdings also performed well, both during the quarter and the year overall, as consumer spending has been remarkably resilient in light of the economic weakness. Blockbuster was helped by strong rentals of DVDs, as well as by the expectation that consumers will stay closer to home following the terrorist attacks. Ross Stores' off-price format proved very resistant to the economic slowdown, as cautious consumers looked for ways to make their dollars go farther. In contrast, our holdings in the finance sector modestly lagged those in the index. ACE Ltd. (a reinsurer) was hurt due to concerns over their exposure to the World Trade Center disaster while capital markets weakness weighed on A.G. Edwards and Instinet.

Lazard's outlook for mid cap U.S. stocks is positive, as valuations relative to larger stocks remain attractive even after their outperformance in recent years. We continue to focus on valuation in the context of financial productivity, implementing our relative value style, which is currently being rewarded in the marketplace. Lazard remains confident that its portfolio companies can continue to generate strong returns on capital over the long term, and that long-term financial productivity remains the key to successful investing.


                        LAZARD/JNL MID CAP VALUE SERIES

                                    [GRAPH]

   date        Lazard/JNL Mid Cap Value Series        Russell Midcap Index
----------------------------------------------------------------------------

03/02/1998                 10,000                            10,000
03/31/1998                 10,420                            10,461
04/30/1998                 10,410                            10,476
05/31/1998                  9,880                            10,138
06/30/1998                  9,670                            10,261
07/31/1998                  9,000                             9,766
08/31/1998                  7,460                             8,190
09/30/1998                  7,890                             8,695
10/31/1998                  8,300                             9,283
11/30/1998                  8,790                             9,711
12/31/1998                  9,236                            10,264
01/31/1999                  9,125                            10,240
02/28/1999                  8,905                             9,882
03/31/1999                  9,025                            10,177
04/30/1999                  9,757                            10,921
05/31/1999                  9,877                            10,877
06/30/1999                 10,108                            11,245
07/31/1999                  9,727                            10,926
08/31/1999                  9,145                            10,626
09/30/1999                  8,794                            10,237
10/31/1999                  9,145                            10,714
11/30/1999                  9,356                            11,004
12/31/1999                  9,677                            11,955
01/31/2000                  8,913                            11,552
02/29/2000                  9,426                            12,427
03/31/2000                 10,330                            13,111
04/30/2000                 10,230                            12,487
05/31/2000                 10,381                            12,134
06/30/2000                 10,361                            12,473
07/31/2000                 10,340                            12,329
08/31/2000                 11,205                            13,490
09/30/2000                 11,275                            13,277
10/31/2000                 11,777                            13,066
11/30/2000                 11,426                            11,872
12/31/2000                 12,132                            12,759
01/31/2001                 12,597                            12,954
02/28/2001                 12,452                            12,149
03/31/2001                 11,998                            11,380
04/30/2001                 12,752                            12,345
05/31/2001                 13,382                            12,554
06/30/2001                 13,289                            12,422
07/31/2001                 13,041                            12,056
08/31/2001                 13,165                            11,574
09/30/2001                 11,533                            10,163
10/31/2001                 12,174                            10,556
11/30/2001                 13,093                            11,423
12/31/2001                 13,739                            11,926


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               13.24%
               Since inception                       8.63%

               (Inception date March 2, 1998).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

[LAZARD LOGO]                                  LAZARD/JNL SMALL CAP VALUE SERIES
                                               Lazard Asset Management
                                               Team Management

OBJECTIVE:

Lazard/JNL Small Cap Value Series is a non-diversified Series that seeks as its investment objective capital appreciation by investing primarily in equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000 Index that the subadviser believes are undervalued based on their return on equity.

MONEY MANAGER COMMENTARY:

U.S. small cap stocks were one of the few bright spots in an otherwise gloomy year for investors, managing gains amid the weakness in larger U.S. stocks.
This is the second consecutive calendar year small caps have outperformed larger stocks, a fact that highlights the benefits of diversification. The economic outlook had been a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11th terrorist attacks. Stock markets reached their lows for the year in the aftermath of the attack, with companies more directly affected by the economic cycle bearing the brunt of the selling. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in final months of 2001. The upswing was based on renewed confidence that the combination of aggressive monetary and fiscal stimulus will trigger an economic rebound during 2002.

Within the Series, our technology holdings performed very well due to their solid valuation support and proven business models. For instance, defense electronics manufacturer, Mercury Computer Systems, was helped by increasing budget spending for defense and the greater focus on the digitalization of the battlefield and homeland security, as Mercury's computer systems are very geared toward intelligence, surveillance, and reconnaissance. Consumer discretionary holdings also performed well, both during the quarter and the overall year, as consumer spending has been remarkably resilient in light of the economic weakness. Blockbuster was helped by strong rentals of DVD's as well as the expectation consumers will stay closer to home following the September 11th terrorist attacks. Ross Stores' off-price format proved very resistant to the economic slowdown as cautious consumers looked for ways to make their dollars go farther. The Series was also helped by merger activity: a few of our holdings were acquired by strategic investors, who were attracted by their strong cash flows and reasonable valuations. In contrast, our relatively high weight in the energy sector hurt returns due to the decline in oil and natural gas prices and the expectation that this will lead to lower-than-expected drilling activity going forward.

Lazard's outlook for small cap U.S. stocks is positive, as valuations relative to larger stocks remain attractive even after their outperformance in recent years. We continue to focus on valuation in the context of financial productivity, implementing our relative value style, which is currently being rewarded in the marketplace. Lazard remains confident that its portfolio companies can continue to generate strong returns on capital over the long term, and that long-term financial productivity remains the key to successful investing.


                       LAZARD/JNL SMALL CAP VALUE SERIES

                                    [GRAPH]

   date        Lazard/JNL Small Cap Value Series     Russell 2000 Index
-------------------------------------------------------------------------

03/02/1998                  10,000                          10,000
03/31/1998                  10,350                          10,420
04/30/1998                  10,360                          10,368
05/31/1998                   9,820                           9,804
06/30/1998                   9,640                           9,821
07/31/1998                   8,860                           9,019
08/31/1998                   7,340                           7,270
09/30/1998                   7,480                           7,833
10/31/1998                   7,960                           8,154
11/30/1998                   8,370                           8,585
12/31/1998                   8,708                           9,121
01/31/1999                   8,588                           9,239
02/28/1999                   7,917                           8,494
03/31/1999                   7,937                           8,625
04/30/1999                   8,868                           9,397
05/31/1999                   9,278                           9,536
06/30/1999                   9,539                           9,964
07/31/1999                   9,418                           9,689
08/31/1999                   8,968                           9,333
09/30/1999                   8,788                           9,333
10/31/1999                   8,378                           9,372
11/30/1999                   8,538                           9,943
12/31/1999                   8,877                          11,068
01/31/2000                   8,606                          10,889
02/29/2000                   8,646                          12,688
03/31/2000                   9,349                          11,853
04/30/2000                   9,379                          11,140
05/31/2000                   9,288                          10,489
06/30/2000                   9,339                          11,406
07/31/2000                   9,399                          11,049
08/31/2000                   9,891                          11,888
09/30/2000                   9,770                          11,536
10/31/2000                   9,901                          11,022
11/30/2000                   9,499                           9,890
12/31/2000                  10,350                          10,745
01/31/2001                  10,632                          11,305
02/28/2001                  10,410                          10,563
03/31/2001                  10,008                          10,047
04/30/2001                  10,511                          10,833
05/31/2001                  11,105                          11,098
06/30/2001                  11,367                          11,477
07/31/2001                  11,266                          10,871
08/31/2001                  11,316                          10,520
09/30/2001                  10,199                           9,103
10/31/2001                  10,662                           9,636
11/30/2001                  11,397                          10,383
12/31/2001                  12,145                          11,077


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               17.34%
               Since inception                       5.19%

               (Inception date March 2, 1998).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

[PPM AMERICA LOGO]                               PPM AMERICA/JNL BALANCED SERIES
                                                 PPM America, Inc.
                                                 Team Management

OBJECTIVE:

PPM America/JNL Balanced Series seeks as its investment objective reasonable income, long-term capital growth and preservation of capital. It is intended that this Series will invest in common stocks and fixed income securities which appear to have some potential for capital enhancement.

MONEY MANAGER COMMENTARY:

The S&P 500 Index increased 10.69% in the fourth quarter but declined -11.89% for the year 2001. This is the second consecutive year that the Index has had disappointing results having declined -9.11% in 2000. The technology, healthcare, utilities, communication services, energy, and capital good sectors all declined in double digits in 2001. The investment grade fixed income market, as measured by the Lehman Brothers Aggregate Bond Index, produced strong results for the second straight year and increased 8.44%. Leading the market was the corporate sector with a 10.40% return, reflecting investors preference for riskier, higher yielding assets. Also benefiting from this change were the asset-backed and commercial-mortgage backed sectors, returning 9.81% and 9.44%, respectively. As investors increased their risk tolerance, U.S. Treasuries under-performed the broad market, returning only 6.75% for the year.

The U.S. equity market still looks somewhat expensive relative to historic norms. However, with the significant earnings decline of the S&P 500 in 2001, earnings comparisons should get progressively easier throughout 2002. PPM America uses value-oriented strategies in managing the Series. This value strategy has been very rewarding over the past two years as the market has declined from the speculative excesses. As a result of the equity market's two-year correction and the fixed income market's positive returns, the risk/reward trade-off of the overall stock market has improved. With consecutive years of strong investment grade bond performance and low absolute levels of interest rates, the bond market will be challenged to produce a third year of strong returns. The allocation between equity and fixed income securities has favored equities slightly over the last year. We will continue to monitor the markets and will look to increase the equity exposure when appropriate.

The stock selection philosophy that guides the management of the equity component of the Series is relative valuation based. Therefore, despite the markets stretched valuation, we will continue to identify relatively attractive priced sectors and securities. The equity portion of the Series' assets have a lower-than-market price/earnings ratio (compared to the S&P 500 Index) and a higher-than-market dividend yield. The equity component is overweight in stocks of apparel, telecommunications, energy, banks, autos and transportation companies. It is significantly underweight in stocks of healthcare, technology and media companies. The fixed income portion of the Series is managed with a duration-neutral, relative value framework. With an interest rate risk profile similar to the overall bond market, the fixed income portion of the Series was even weight (at year end) in U.S. Treasuries, slightly underweight in agencies and corporate bonds and underweight in collateralized sectors (mortgage and asset-backed securities).


                         PPM AMERICA/JNL BALANCED SERIES

                                    [GRAPH]

                   PPM America/                              Lehman Brothers
   date        JNL Balanced Series      S&P 500 Index      Aggregate Bond Index
--------------------------------------------------------------------------------

05/15/1995           10,000                  10,000              10,000
05/31/1995           10,070                  10,130              10,070
06/30/1995           10,210                  10,356              10,210
07/31/1995           10,460                  10,694              10,245
08/31/1995           10,660                  10,726              10,368
09/30/1995           10,840                  11,179              10,469
10/31/1995           10,890                  11,139              10,605
11/30/1995           11,270                  11,627              10,764
12/31/1995           11,545                  11,851              10,915
01/31/1996           11,712                  12,254              10,988
02/29/1996           11,712                  12,368              10,797
03/31/1996           11,660                  12,487              10,722
04/30/1996           11,649                  12,671              10,662
05/31/1996           11,879                  12,996              10,588
06/30/1996           11,983                  13,046              10,404
07/31/1996           11,555                  12,469              10,472
08/31/1996           11,733                  12,732              10,619
09/30/1996           12,265                  13,448              10,778
10/31/1996           12,589                  13,819              11,017
11/30/1996           13,090                  14,862              11,206
12/31/1996           12,792                  14,568              11,102
01/31/1997           13,340                  15,477              11,105
02/28/1997           13,200                  15,598              11,133
03/31/1997           12,739                  14,958              11,010
04/30/1997           13,125                  15,850              11,175
05/31/1997           13,640                  16,813              11,281
06/30/1997           13,984                  17,567              11,415
07/31/1997           14,638                  18,963              11,723
08/31/1997           14,370                  17,901              11,624
09/30/1997           14,810                  18,882              11,796
10/31/1997           14,574                  18,252              11,967
11/30/1997           14,939                  19,097              12,022
12/31/1997           15,150                  19,424              12,143
01/31/1998           15,127                  19,639              12,362
02/28/1998           15,869                  21,056              12,435
03/31/1998           16,391                  22,134              12,333
04/30/1998           16,414                  22,418              12,397
05/31/1998           16,414                  21,996              12,515
06/30/1998           16,345                  22,863              12,619
07/31/1998           16,113                  22,620              12,645
08/31/1998           14,988                  19,353              12,845
09/30/1998           15,440                  20,593              13,152
10/31/1998           16,101                  22,266              13,153
11/30/1998           16,658                  23,615              13,157
12/31/1998           16,674                  24,975              13,197
01/31/1999           16,736                  26,019              13,291
02/28/1999           16,476                  25,211              13,059
03/31/1999           16,563                  26,220              13,132
04/30/1999           17,515                  27,235              13,173
05/31/1999           17,404                  26,592              13,058
06/30/1999           17,627                  28,068              13,016
07/31/1999           17,256                  27,191              12,961
08/31/1999           16,909                  27,057              12,954
09/30/1999           16,612                  26,315              13,105
10/31/1999           16,736                  27,980              13,153
11/30/1999           16,699                  28,549              13,152
12/31/1999           16,657                  30,231              13,088
01/31/2000           16,049                  28,712              13,045
02/29/2000           15,282                  28,168              13,203
03/31/2000           16,498                  30,924              13,377
04/30/2000           16,472                  29,994              13,338
05/31/2000           16,564                  29,378              13,332
06/30/2000           16,115                  30,102              13,609
07/31/2000           16,102                  29,632              13,733
08/31/2000           16,802                  31,472              13,932
09/30/2000           16,855                  29,811              14,020
10/31/2000           17,397                  29,685              14,112
11/30/2000           17,212                  27,344              14,344
12/31/2000           18,031                  27,478              14,611
01/31/2001           18,827                  28,453              14,611
02/28/2001           18,923                  25,859              14,611
03/31/2001           18,635                  24,221              15,053
04/30/2001           19,212                  26,103              15,053
05/31/2001           19,528                  26,278              15,053
06/30/2001           19,651                  25,638              15,138
07/31/2001           19,953                  25,386              15,138
08/31/2001           19,761                  23,796              15,138
09/30/2001           18,786                  21,875              15,835
10/31/2001           19,088                  22,292              15,835
11/30/2001           19,720                  24,002              15,835
12/31/2001           19,937                  24,402              15,834


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               10.57%
               5 year                                9.27%
               Since inception                      10.95%

               (Inception date May 15, 1995). Prior to May 1, 1997, the Series was managed by the Phoenix Investment Counsel, Inc.


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

[PPM AMERICA LOGO]                        PPM AMERICA/JNL HIGH YIELD BOND SERIES
                                          PPM America, Inc.
                                          Team Management


OBJECTIVE:

PPM America/JNL High Yield Bond Series seeks as its investment objective a high level of current income; its secondary objective is capital appreciation, by investing in fixed income securities with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

MONEY MANAGER COMMENTARY:

The high yield market survived a volatile 2001, with the Lehman Brothers High Yield index generating a 5.28% total return. This represented its best one-year performance since 1997, and compared favorably with the negative double-digit returns for the major equity indices. However, the high yield market underperformed all other domestic fixed income asset classes during the year, especially investment grade corporates and U.S. Treasuries. Additionally, it experienced an all-time record high in terms of the number and dollar volume of high yield defaults during 2001, with 222 issuers and $191 billion in dollar volume of defaults, respectively, according to Moody's Investor Services. Positively, however, Moody's recently predicted that its default rate would decline in 2002, and it appears that once the market cycles through some additional defaults during the first quarter of 2002, it may be poised for fundamental improvement. Additionally, the asset class recovered most of the weakness in trading levels experienced in the aftermath of the World Trade Center attacks, and ended the year with a positive tone.

Our approach to managing the Series is based on relative value. We focus on purchasing individual securities that are attractively-priced and have the potential to outperform the benchmark, within the context of industry weightings, which are derived from the same factors. In the difficult market conditions experienced in 2001, this led us to increase the credit quality of the series, raising the weighting of securities rated Ba or higher to 54% of the series, from 32% at the end of 2000. Our defensive positioning, as well as limited involvement in new issues, resulted in higher cash balances in the series at various points during the year as well.

The Series finished 2001 with a total return of 5.67%, outperforming the Lehman Brothers High Yield Index return of 5.28% by 39 basis points. Most of the outperformance was due to the Series' more defensive positioning throughout the year.

We expect high yield market conditions to improve in 2002, amid an expected decline in high yield defaults and improving economic conditions. Indeed, the market has already experienced a recovery over the past several months, and has started the year 2002 strongly. Historically, in years following a difficult credit environment, high yield bonds have outperformed as the market recovers and the asset class regains favor with investors. Although default rates remain high, much of this is already reflected in current market prices. Therefore, we are optimistic for the high yield asset class over the intermediate and longer-term.

                     PPM AMERICA/JNL HIGH YIELD BOND SERIES

                                    [GRAPH]

                      PPM America/JNL               Lehman Brothers
   date           High Yield Bond Series            High Yield Index
----------------------------------------------------------------------

05/15/1995               10,000                           10,000
05/31/1995                9,970                           10,140
06/30/1995                9,930                           10,207
07/31/1995               10,120                           10,333
08/31/1995               10,120                           10,365
09/30/1995               10,230                           10,493
10/31/1995               10,360                           10,557
11/30/1995               10,430                           10,650
12/31/1995               10,624                           10,818
01/31/1996               10,793                           11,008
02/29/1996               10,867                           11,017
03/31/1996               10,782                           11,009
04/30/1996               10,772                           11,034
05/31/1996               10,867                           11,100
06/30/1996               10,888                           11,192
07/31/1996               11,004                           11,243
08/31/1996               11,183                           11,365
09/30/1996               11,425                           11,639
10/31/1996               11,552                           11,728
11/30/1996               11,805                           11,959
12/31/1996               11,994                           12,046
01/31/1997               12,129                           12,164
02/28/1997               12,388                           12,365
03/31/1997               12,107                           12,181
04/30/1997               12,264                           12,308
05/31/1997               12,612                           12,572
06/30/1997               12,792                           12,747
07/31/1997               13,174                           13,097
08/31/1997               13,231                           13,067
09/30/1997               13,523                           13,326
10/31/1997               13,467                           13,338
11/30/1997               13,613                           13,350
12/31/1997               13,800                           13,670
01/31/1998               14,064                           13,916
02/28/1998               14,232                           13,998
03/31/1998               14,389                           14,130
04/30/1998               14,425                           14,179
05/31/1998               14,509                           14,196
06/30/1998               14,509                           14,277
07/31/1998               14,653                           14,277
08/31/1998               13,944                           13,567
09/30/1998               13,848                           13,628
10/31/1998               13,499                           13,625
11/30/1998               14,341                           13,622
12/31/1998               14,329                           13,918
01/31/1999               14,408                           14,126
02/28/1999               14,237                           14,042
03/31/1999               14,435                           14,176
04/30/1999               14,685                           14,451
05/31/1999               14,487                           14,256
06/30/1999               14,474                           14,226
07/31/1999               14,514                           14,283
08/31/1999               14,395                           14,125
09/30/1999               14,290                           14,023
10/31/1999               14,264                           13,930
11/30/1999               14,356                           14,095
12/31/1999               14,485                           14,252
01/31/2000               14,414                           14,191
02/29/2000               14,457                           14,218
03/31/2000               14,213                           13,919
04/30/2000               14,242                           13,942
05/31/2000               14,056                           13,798
06/30/2000               14,271                           14,080
07/31/2000               14,256                           14,187
08/31/2000               14,414                           14,283
09/30/2000               14,328                           14,159
10/31/2000               13,899                           13,706
11/30/2000               13,356                           13,163
12/31/2000               13,671                           13,417
01/31/2001               14,514                           13,417
02/28/2001               14,688                           13,417
03/31/2001               14,450                           14,270
04/30/2001               14,339                           14,270
05/31/2001               14,466                           14,270
06/30/2001               14,180                           13,944
07/31/2001               14,402                           13,944
08/31/2001               14,545                           13,944
09/30/2001               13,687                           13,359
10/31/2001               14,100                           13,359
11/30/2001               14,545                           13,359
12/31/2001               14,446                           14,132


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                                5.67%
               5 year                                3.79%
               Since inception                       5.70%

               (Inception date May 15, 1995).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

-----------------------                    SALOMON BROTHERS/JNL BALANCED SERIES
   SALOMON BROTHERS                        Salomon Brothers Asset Management Inc
   --------------------------              George Williamson
             Asset Management


OBJECTIVE:

Salomon Brothers/JNL Balanced Series seeks to obtain above-average income. As a secondary objective, the Series seeks to take advantage of opportunities for growth of capital and income. The Series seeks to achieve its objective primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.

MONEY MANAGER COMMENTARY:

The year 2001 was a volatile year for the equity markets, but the period was capped by strong stock performances in the final quarter. In our opinion, the outlook for the U.S. economy will improve during the latter half of 2002. Although we anticipate market volatility throughout this coming year, we feel the Series is well positioned going forward into the 2002 market environment.

The Series returned negative 0.52%, outperforming the benchmark (50% Salomon Smith Barney Broad Investment Grade Bond Index and 50% S&P 500 Index, which returned negative 1.64% for the year ending December 31, 2001). The Series' outperformance was attributable in part to its underweighted position in technology stocks relative to the index.

The first half of 2001 was characterized by aggressive interest rate cuts by the U.S. Federal Reserve Board ("Fed") and a continued deterioration in corporate earnings. Although the markets began with a strong start in January 2001 in response to two short-term interest rate cuts by the Fed, the stock markets subsequently declined throughout the remainder of the first quarter. During February, the financial pressures experienced by technology and telecommunications stocks extended to other sectors, yet a third 2001 rate cut in mid-March failed to invigorate the equity markets. After the first quarter's 2001 earnings pre-announcements ended in early April, the equity markets rallied throughout mid-May. Two additional Fed rate cuts helped fuel this rally. By June, however, negative second-quarter earnings pre-announcements dragged down equities again, particularly those in the technology and communications sectors.

After dropping to a three-year low attributable to factors including continued deflation of the technology bubble, worries of recession and reactions to the terrorist attacks of September 11, stocks proceeded to advance in the final quarter. The Fed lowered key short-term interest rates three times during the fourth quarter (which brought the federal funds rate to 1.75% - its lowest level in 40 years). This in conjunction with investors' anticipation of an economic recovery in the first half of 2002, encouraged equity buyers to step in.

Looking ahead, our goal is to seek securities that we perceive to offer attractive total-return potential in the current market environment with a view that the monetary easing and an improving economic outlook may create a positive environment for corporate profits. With aggressive Fed action and a slowly improving economic picture, we anticipate that the market will advance at a moderate pace during 2002.

It is our opinion that the key to prudent investing is to remain attentive to asset and sector allocations, as well as to potential market volatility in the future, while maintaining a long-term investment perspective.

                      SALOMON BROTHERS/JNL BALANCED SERIES

                                    [GRAPH]

               Salomon Brothers/     Salomon Smith Barney Broad
   date        JNL Balance Series    Investment-Grade Bond Index   S&P 500 Index
--------------------------------------------------------------------------------
03/02/1998           10,000                     10,000                 10,000
03/31/1998           10,270                     10,039                 10,551
04/30/1998           10,270                     10,091                 10,647
05/31/1998           10,260                     10,187                 10,447
06/30/1998           10,230                     10,271                 10,858
07/31/1998           10,130                     10,293                 10,743
08/31/1998            9,570                     10,451                  9,191
09/30/1998            9,900                     10,697                  9,780
10/31/1998           10,220                     10,649                 10,575
11/30/1998           10,500                     10,707                 11,216
12/31/1998           10,591                     10,741                 11,861
01/31/1999           10,652                     10,820                 12,357
02/28/1999           10,428                     10,630                 11,973
03/31/1999           10,570                     10,691                 12,453
04/30/1999           10,836                     10,727                 12,935
05/31/1999           10,754                     10,629                 12,629
06/30/1999           11,009                     10,592                 13,330
07/31/1999           10,795                     10,550                 12,914
08/31/1999           10,683                     10,542                 12,850
09/30/1999           10,468                     10,669                 12,498
10/31/1999           10,683                     10,701                 13,289
11/30/1999           10,744                     10,700                 13,559
12/31/1999           10,601                     10,651                 14,357
01/31/2000           10,538                     10,621                 13,636
02/29/2000           10,276                     10,745                 13,378
03/31/2000           10,810                     10,885                 14,687
04/30/2000           10,842                     10,852                 14,245
05/31/2000           10,863                     10,843                 13,953
06/30/2000           10,947                     11,069                 14,297
07/31/2000           10,936                     11,171                 14,073
08/31/2000           11,167                     11,330                 14,947
09/30/2000           11,114                     11,407                 14,158
10/31/2000           11,314                     11,480                 14,098
11/30/2000           11,198                     11,666                 12,987
12/31/2000           11,470                     11,886                 13,050
01/31/2001           11,665                     12,082                 13,513
02/28/2001           11,481                     12,189                 12,281
03/31/2001           11,199                     12,253                 11,503
04/30/2001           11,394                     12,195                 12,397
05/31/2001           11,513                     12,275                 12,480
06/30/2001           11,307                     12,316                 12,176
07/31/2001           11,437                     12,600                 12,056
08/31/2001           11,253                     12,739                 11,302
09/30/2001           10,906                     12,897                 10,389
10/31/2001           11,090                     13,157                 10,587
11/30/2001           11,329                     12,975                 11,399
12/31/2001           11,410                     12,899                 11,589


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               -0.52%
               Since inception                       3.50%

               (Inception date March 2, 1998).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

-----------------------              SALOMON BROTHERS/JNL GLOBAL BOND SERIES
   SALOMON BROTHERS                  Salomon Brothers Asset Management Inc
   --------------------------        Peter J. Wibly, David J. Scott, Roger Lavan
             Asset Management


OBJECTIVE:

Salomon Brothers/JNL Global Bond Series seeks as its investment objective a high level of current income. As a secondary objective, the Series will seek capital appreciation. The Series seeks to achieve its objectives by investing in a globally diverse portfolio of fixed income investments and by giving the sub-adviser broad discretion to deploy the Series' assets among certain segments of the fixed income market that the sub-adviser believes will best contribute to achievement of the Series' investment objectives.

MONEY MANAGER COMMENTARY:

For the year ended December 31, 2001, the Series returned 6.71%. In com-parison, the Salomon Smith Barney Broad Investment Grade Bond Index returned 8.52% during the period. The Series underperformed its benchmark because the Series was more defensively positioned than other funds in its category. Specifically, the Series had a lower allocation to high yield, emerging market debt and foreign government bonds. In addition, the Series avoided underperforming segments of the high yield market such as the telecommunications sector.

The performance of the U.S. investment-grade fixed income market over the past year has been quite healthy, especially when compared to the difficult equity markets. For most of the year, bond prices rose as investors moved assets into fixed income from the equity market.

Generally speaking, prices on long-term U.S. Treasury securities were relatively unchanged for the entire year. In contrast, the largest moves occurred at the front end of the yield curve. Short-term Treasuries, that area of the market that we believe is most sensitive to expectations of U.S. Federal Reserve Board (the "Fed") policy, outperformed throughout the year as a result of the Fed's aggressive activity.

The U.S. high yield market struggled early in the period due to negative earnings projections, weak economic data, and uncertainty surrounding the presidential elections in the U.S. Despite the initial enthusiasm over the interest rate cuts, however, market sentiment turned negative on news of continued deterioration in corporate earnings and falling stock prices. However, in July and August 2001, the U.S. high yield market rallied once again, spurred by corporate takeover speculation, as well as by debt buybacks by distressed telecommunications companies.

In spite of continued economic weakness and the uncertainty surrounding the events of September 11th, the U.S. high yield market rebounded in October 2001. This market rally resulted from strong gains in U.S. Treasuries, an increase in buying activity as bargain hunters searched for oversold securities, and $582 million in mutual fund inflows (compared to almost $2 billion in redemptions in September 2001).

We believe valuations for U.S. high yield securities still appear attractive. However, we remain cautious, as we believe that the longer-term positive effects of any future interest-rate cuts from the Fed will be offset by several factors in the short run, including:

    i.   heightened concerns about defaults
    ii.  disappointing corporate profitability
    iii. intensified concerns over the U.S. & global economies
    vi.  reduced secondary-market liquidity
    v.   and continued equity market volatility.

Internationally, the emerging markets generally performed poorly amid high volatility in the financial markets and amid Argentina's continued fiscal and political turmoil. We believe credit risk remains uncertain for most emerging market countries, as worldwide political turmoil unfolds.

During the year, we maintained a defensive asset allocation for the Series, with roughly 50% of assets in U.S. investment grade bonds, 20% or less in high yield, 20% or less in emerging markets and 10% or less in cash.

Looking forward, we continue to pursue a more conservative investment strategy. We believe that the Series should be invested in a diversified portfolio of emerging-market debt securities. That said, we have reduced our exposure to both credit risk and market risk over the past few months. We plan to increase our allocation to high yield bonds and emerging debt as the economy recovers, which we anticipate will happen in mid 2002.

                    SALOMON BROTHERS/JNL GLOBAL BOND SERIES

                                    [GRAPH]

                    Salomon Brothers/       Salomon Smith Barney Broad
  date           JNL Global Bond Series     Investment-Grade Bond Index
-------------------------------------------------------------------------

05/15/1995             10,000                       10,000
05/31/1995              9,930                       10,194
06/30/1995             10,040                       10,265
07/31/1995             10,070                       10,245
08/31/1995             10,110                       10,362
09/30/1995             10,240                       10,459
10/31/1995             10,210                       10,599
11/30/1995             10,420                       10,764
12/31/1995             10,714                       10,913
01/31/1996             11,138                       10,987
02/29/1996             11,011                       10,800
03/31/1996             11,074                       10,722
04/30/1996             11,190                       10,643
05/31/1996             11,286                       10,637
06/30/1996             11,370                       10,774
07/31/1996             11,434                       10,803
08/31/1996             11,593                       10,788
09/30/1996             11,910                       10,976
10/31/1996             11,985                       11,223
11/30/1996             12,175                       11,408
12/31/1996             12,256                       11,307
01/31/1997             12,383                       11,351
02/28/1997             12,510                       11,364
03/31/1997             12,325                       11,249
04/30/1997             12,498                       11,410
05/31/1997             12,741                       11,517
06/30/1997             12,925                       11,654
07/31/1997             13,213                       11,970
08/31/1997             13,179                       11,867
09/30/1997             13,432                       12,041
10/31/1997             13,190                       12,215
11/30/1997             13,386                       12,272
12/31/1997             13,563                       12,397
01/31/1998             13,673                       12,557
02/28/1998             13,770                       12,548
03/31/1998             13,868                       12,597
04/30/1998             13,892                       12,662
05/31/1998             13,917                       12,783
06/30/1998             13,904                       12,888
07/31/1998             13,965                       12,916
08/31/1998             13,063                       13,114
09/30/1998             13,526                       13,423
10/31/1998             13,551                       13,362
11/30/1998             13,856                       13,436
12/31/1998             13,897                       13,478
01/31/1999             13,884                       13,577
02/28/1999             13,766                       13,339
03/31/1999             13,975                       13,415
04/30/1999             14,157                       13,460
05/31/1999             13,819                       13,337
06/30/1999             13,884                       13,291
07/31/1999             13,858                       13,238
08/31/1999             13,727                       13,229
09/30/1999             13,884                       13,387
10/31/1999             13,975                       13,427
11/30/1999             14,027                       13,427
12/31/1999             14,157                       13,365
01/31/2000             14,032                       13,328
02/29/2000             14,308                       13,483
03/31/2000             14,391                       13,658
04/30/2000             14,267                       13,618
05/31/2000             14,157                       13,606
06/30/2000             14,460                       13,890
07/31/2000             14,599                       14,017
08/31/2000             14,778                       14,217
09/30/2000             14,806                       14,313
10/31/2000             14,723                       14,404
11/30/2000             14,861                       14,638
12/31/2000             15,187                       14,915
01/31/2001             15,465                       15,160
02/28/2001             15,568                       15,295
03/31/2001             15,582                       15,375
04/30/2001             15,538                       15,303
05/31/2001             15,611                       15,403
06/30/2001             15,641                       15,454
07/31/2001             15,875                       15,811
08/31/2001             16,051                       15,985
09/30/2001             15,948                       16,183
10/31/2001             16,300                       16,509
11/30/2001             16,168                       16,281
12/31/2001             16,206                       16,185

               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                                6.71%
               5 year                                5.74%
               Since inception                       7.54%

               (Inception date May 15, 1995).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

-----------------------              SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES
   SALOMON BROTHERS                  Salomon Brothers Asset Management Inc
   --------------------------        Peter J. Wilby
             Asset Management


OBJECTIVE:

Salomon Brothers/JNL High Yield Bond Series seeks to maximize current income. As a secondary objective, the Series seeks capital appreciation. The Series seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield, high-risk fixed-income securities of U.S. issuers rated in medium to lower rating categories.

MONEY MANAGER COMMENTARY:

The year 2001 was a volatile one for the high yield market, which experienced large price swings throughout the year before rallying to a gain of 5.33% at the end of the year.

The high yield market surged early in 2001 as the deteriorating economy prompted the U.S. Federal Reserve Board (the "Fed") to lower its federal funds rate by 100 basis points in January. The much-anticipated interest rate cuts, and the resulting strong mutual fund inflows, contributed to a telecommunication-powered rally. Despite the initial enthusiasm over interest rate cuts, market sentiment turned negative at the end of the first quarter as corporate earnings continued to deteriorate, and equity values moved lower. The high yield market rallied once again later in the year as takeover speculation and debt buy-backs by distressed telecommunications companies provided encouragement. However, the tragedy of September 11th caused the high yield market to record its worst month of performance (-7.20% in September) since the Salomon Smith Barney High Yield Market Index was created in January 1989.

Despite continued economic weakness and the uncertain economic consequences of the events of September 11, the high yield market rebounded in the fourth quarter after the poor September performance. Contributing to the rally were strong Treasury gains, bargain hunters in search of oversold securities, and $2.7 billion of mutual fund inflows.

During the period, the top-performing industries in the high yield bond market included the supermarkets/drugstore sector, consumer products, containers, restaurants, retail, and housing related sectors. The worst performing industry groups during the period included telecommunications, airlines, aerospace, textiles, automotive, and technology. The Series' performance was boosted by over weightings in the containers, consumer products, and retail sectors and by an under-weighting in telecommunications. The Series' performance was adversely affected by an underweighting in sectors such as housing related and by over weightings in airlines and automotive.

During the year, the series increased its weightings in the consumer products, healthcare, and retail sectors, while reducing its exposure to chemicals, energy, and gaming.

Looking forward, we believe valuations in the market continue to appear attractive. Still, we remain cautious as we believe that the longer-term positive effects of any future interest rate cuts and lower long-term interest rates will be offset by several factors in the short run, including (i) higher default rates, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary market liquidity, and (v) continued equity market volatility.

In light of these conditions, we are continuing to pursue a more conservative investment strategy geared to minimizing credit losses.


                  SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

                                    [GRAPH]

                    Salomon Brothers/          Salomon Smith Barney
  date         JNL High Yield Bond Series     High Yield Market Index
------------------------------------------------------------------------

03/02/1998             10,000                        10,000
03/31/1998             10,050                        10,108
04/30/1998             10,080                        10,163
05/31/1998             10,110                        10,190
06/30/1998             10,140                        10,213
07/31/1998             10,190                        10,295
08/31/1998              9,760                         9,605
09/30/1998              9,830                         9,723
10/31/1998              9,690                         9,589
11/30/1998             10,160                        10,071
12/31/1998             10,132                        10,063
01/31/1999             10,249                        10,214
02/28/1999             10,196                        10,128
03/31/1999             10,291                        10,214
04/30/1999             10,428                        10,428
05/31/1999             10,312                        10,264
06/30/1999             10,164                        10,241
07/31/1999             10,111                        10,263
08/31/1999              9,911                        10,141
09/30/1999              9,942                        10,064
10/31/1999              9,784                         9,996
11/30/1999              9,858                        10,152
12/31/1999              9,954                        10,238
01/31/2000              9,840                        10,153
02/29/2000              9,817                        10,177
03/31/2000              9,634                         9,970
04/30/2000              9,600                        10,010
05/31/2000              9,485                         9,870
06/30/2000              9,611                        10,092
07/31/2000              9,703                        10,202
08/31/2000              9,794                        10,278
09/30/2000              9,737                        10,167
10/31/2000              9,508                         9,866
11/30/2000              9,360                         9,463
12/31/2000              9,490                         9,656
01/31/2001              9,848                        10,307
02/28/2001              9,997                        10,430
03/31/2001              9,972                        10,241
04/30/2001             10,009                        10,090
05/31/2001             10,083                        10,252
06/30/2001              9,972                         9,970
07/31/2001             10,096                        10,158
08/31/2001             10,195                        10,296
09/30/2001              9,613                         9,555
10/31/2001              9,861                         9,872
11/30/2001             10,046                        10,248
12/31/2001              9,996                        10,182

               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                                5.33%
               Since inception                      -0.01%

               (Inception date March 2, 1998).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

-----------------------               SALOMON BROTHERS/JNL U.S. GOVERNMENT &
   SALOMON BROTHERS                     QUALITY BOND SERIES
   --------------------------         Salomon Brothers Asset Management Inc
             Asset Management         Roger Lavan

OBJECTIVE:

Salomon Brothers/JNL U.S. Government & Quality Bond Series seeks as its investment objective a high level of current income, by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment-grade bonds.

MONEY MANAGER COMMENTARY:

For the full year ended December 31, 2001, the Series returned 6.92%, out-performing the Salomon Smith Barney Treasury Index, which for the same time period posted a return of 6.73%. The main factor in the Series' outperformance was the long-duration and intermediate-duration strategy. In addition, the Series' allocation to mortgages also proved beneficial.

The U.S. bond market enjoyed a productive year in 2001 and the Series was well positioned to participate in the market's solid performance. We entered the year with a somewhat pessimistic outlook on economic growth. We expected the U.S. Federal Reserve Board (the "Fed") would be quite active throughout 2001 and would take aggressive action to stem a recession. Therefore, with expectations that interest rates would decline and the yield curve would steepen in response to the Fed's anticipated rate reductions, we implemented a long- and intermediate-duration strategy. Shortly thereafter, in late winter and early spring of 2001, some market observers began contemplating a V-shaped recovery theme, which predicted that the U.S. economy and the stock market would respond quickly to the Fed's early rate reduction action and that a recession would be avoided. As the capital markets embraced this V-shaped recovery prospect in late March the stock market rallied and bond prices declined. Although the Series' performance slipped temporarily, we did not alter our strategy.

By the third quarter of 2001, it was apparent that the U.S. economy was not recovering as quickly as some had anticipated. Bond prices rallied, and the Series' performance improved significantly throughout the summer.

After the tragic events of September 11th and the economic slowdown that followed, the Fed continued to forge ahead with its aggressive campaign to boost consumer confidence and prop up falling equity prices by cutting interest rates. The Fed reduced its federal funds rate four times during the remaining four months of the year (including a 50 basis point cut on September 17th before the equity markets re-opened after the attacks, another 50 basis point cut on October 2nd and another 50 basis point cut on November 6th). The Fed implemented its final reduction of the year on December 11 with a cut of 25 basis points. As a result of the Fed's proactive approach, bond prices rallied even further than they had earlier in the year, particularly bonds with maturities of five years or less.

In November 2001, the economy changed directions again. The Taliban were toppled in Afghanistan, consumer confidence improved and the U.S. economy stabilized. As a result of the new economic optimism that followed, bond prices reversed course.

Looking forward, we believe the stage is set for a possible economic rebound in 2002. However, we don't anticipate seeing any tangible signs of recovery until later in the year, when we believe the effects of the Fed's aggressive rate cuts throughout 2001 and a possible economic stimulus package that may be approved by Congress in 2002 will start to work their way into the U.S. economy. We anticipate modest growth early in the year and believe that it will gain momentum throughout the middle and later portions of 2002. We don't anticipate that rates will trend significantly higher in the short-term. Finally, we expect mortgages to perform well in 2002 as interest volatility declines and investors look to increase yield in their portfolios.

           SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

                                     [GRAPH]

             Salomon Brothers/JNL U.S. Government &        Salomon Smith Barney
   date               Quality Bond Series                     Treasury Index
--------------------------------------------------------------------------------

05/15/1995                10,000                                  10,000
05/31/1995                10,030                                  10,199
06/30/1995                10,140                                  10,277
07/31/1995                10,060                                  10,242
08/31/1995                10,180                                  10,356
09/30/1995                10,270                                  10,449
10/31/1995                10,410                                  10,612
11/30/1995                10,560                                  10,784
12/31/1995                10,694                                  10,934
01/31/1996                10,766                                  11,005
02/29/1996                10,548                                  10,786
03/31/1996                10,465                                  10,691
04/30/1996                10,424                                  10,608
05/31/1996                10,393                                  10,606
06/30/1996                10,507                                  10,737
07/31/1996                10,528                                  10,761
08/31/1996                10,528                                  10,740
09/30/1996                10,694                                  10,916
10/31/1996                10,901                                  11,161
11/30/1996                11,098                                  11,348
12/31/1996                10,969                                  11,232
01/31/1997                11,002                                  11,249
02/28/1997                11,023                                  11,254
03/31/1997                10,905                                  11,142
04/30/1997                11,045                                  11,296
05/31/1997                11,131                                  11,394
06/30/1997                11,227                                  11,522
07/31/1997                11,561                                  11,852
08/31/1997                11,432                                  11,730
09/30/1997                11,604                                  11,911
10/31/1997                11,797                                  12,118
11/30/1997                11,840                                  12,146
12/31/1997                11,974                                  12,249
01/31/1998                12,153                                  12,438
02/28/1998                12,130                                  12,398
03/31/1998                12,153                                  12,435
04/30/1998                12,209                                  12,490
05/31/1998                12,321                                  12,618
06/30/1998                12,422                                  12,764
07/31/1998                12,444                                  12,784
08/31/1998                12,735                                  13,128
09/30/1998                13,150                                  13,494
10/31/1998                13,038                                  13,448
11/30/1998                13,038                                  13,449
12/31/1998                13,099                                  13,475
01/31/1999                13,170                                  13,557
02/28/1999                12,888                                  13,214
03/31/1999                12,970                                  13,267
04/30/1999                13,005                                  13,296
05/31/1999                12,841                                  13,177
06/30/1999                12,759                                  13,145
07/31/1999                12,712                                  13,134
08/31/1999                12,712                                  13,137
09/30/1999                12,864                                  13,239
10/31/1999                12,888                                  13,255
11/30/1999                12,853                                  13,230
12/31/1999                12,772                                  13,145
01/31/2000                12,685                                  13,176
02/29/2000                12,870                                  13,374
03/31/2000                13,055                                  13,639
04/30/2000                13,018                                  13,598
05/31/2000                13,006                                  13,618
06/30/2000                13,240                                  13,848
07/31/2000                13,339                                  13,989
08/31/2000                13,536                                  14,193
09/30/2000                13,610                                  14,206
10/31/2000                13,721                                  14,344
11/30/2000                13,967                                  14,637
12/31/2000                14,241                                  14,917
01/31/2001                14,410                                  15,033
02/28/2001                14,527                                  15,216
03/31/2001                14,592                                  15,266
04/30/2001                14,436                                  15,078
05/31/2001                14,475                                  15,129
06/30/2001                14,527                                  15,208
07/31/2001                14,903                                  15,584
08/31/2001                15,072                                  15,786
09/30/2001                15,436                                  16,040
10/31/2001                15,852                                  16,476
11/30/2001                15,423                                  16,075
12/31/2001                15,226                                  15,921

               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                                6.92%
               5 year                                6.77%
               Since inception                       6.54%

               (Inception date May 15, 1995).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                                      T. ROWE PRICE/JNL ESTABLISHED GROWTH
[T. ROWE PRICE LOGO]                  SERIES
                                      T. Rowe Price Associates, Inc.

OBJECTIVE:

T. Rowe Price/JNL Established Growth Series seeks as its investment objective long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies.

MONEY MANAGER COMMENTARY:

Over the past six months, the Series lost 2.76%, which was superior to the 5.56% decline for the S&P 500 Index, and well ahead of the 9.07% loss for the Lipper Large-Cap Growth Funds Average. Over 12 months, the Series fell 10.23%, versus an 11.89% loss for the S&P 500 Index, and a -21.88% drubbing for the Lipper average. While we are never happy to report negative returns, we are enthusiastic over recent improvements to our long-term record versus the S&P 500 Index and the Lipper peer group.

Our outperformance in the last six months was driven by stock selection. For the 12-month period, technology and telecommunication stocks detracted from performance while healthcare providers and data processing companies added to our gains.

The terrorist attacks and the personal devastation that followed were turning points in the market over the last six months. However, the market's reaction was much different than generally expected, further supporting our long-term, gradualist approach to managing money.

Even as the economy weakened, economically sensitive stocks showed a strong rally after bottoming on September 21. The rationale for this movement was that fears regarding the corporate effects of the tragedy very quickly became reality, and the sudden drop in fundamentals created a floor from which business could improve. Investors began to discount this expected improvement rapidly as lowered interest rates and liquidity moved the market higher. By the end of the year, while still in the midst of a poor economy, the market acted as though it was certain of a recovery and only slightly unsure of its timing.

After taking a back seat to value for the prior nine months, most growth indicies posted significantly larger gains than their value counterparts during the fourth quarter. Aggressive growth stocks in the technology, media, and retail sectors led the charge, while the pharmaceutical and energy sectors were somewhat muted.

Our sector allocations remained relatively unchanged over the last 6- and 12-month periods. Overweighted positions in the consumer discretionary sector aided our performance. At the same time, underweighting telecommunications services was also beneficial over 12 months and mixed for the last six months.

Holding data processing companies such as First Data and healthcare service companies like UnitedHealth Group helped the Series. As lower mortgage rates and gas prices improved for the consumer, retail stocks also performed well. Companies like Target experienced gains as consumers shifted their spending habits to more value-conscious stores rather than large department stores.

On the downside, software stocks had a difficult year, and media holdings declined more than the general market. However, like technology stocks, a strong finish at the end of the year kept returns from being much worse.

Most of the Series' changes through the last six months attempted to increase economic sensitivity. As we began to feel that valuations were low enough, we added to industrials like Tyco International and other firms that could benefit from a recovery. In addition, we trimmed several more defensive names, including Philip Morris in favor of faster growing companies in their sectors.

We are generally optimistic that the economy and the markets will be stronger in 2002. What keeps us from a greater enthusiasm is the fact that consumer spending remained relatively strong during the downturn and therefore we expect a more modest recovery than normal. In addition, capital spending was stronger than expected in the late 1990s, before its recent downturn, and could be slower to recover.

                  T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

                                     [GRAPH]

   date        T. Rowe Price/JNL Established Growth Series        S&P 500 Index
--------------------------------------------------------------------------------

05/15/1995                   10,000                                   10,000
05/31/1995                   10,230                                   10,130
06/30/1995                   10,760                                   10,356
07/31/1995                   11,210                                   10,694
08/31/1995                   11,230                                   10,726
09/30/1995                   11,720                                   11,179
10/31/1995                   11,570                                   11,139
11/30/1995                   11,820                                   11,627
12/31/1995                   12,146                                   11,851
01/31/1996                   12,766                                   12,254
02/29/1996                   12,834                                   12,368
03/31/1996                   12,823                                   12,487
04/30/1996                   13,116                                   12,671
05/31/1996                   13,387                                   12,996
06/30/1996                   13,376                                   13,046
07/31/1996                   12,879                                   12,469
08/31/1996                   13,241                                   12,732
09/30/1996                   14,019                                   13,448
10/31/1996                   14,166                                   13,819
11/30/1996                   15,080                                   14,862
12/31/1996                   14,890                                   14,568
01/31/1997                   15,589                                   15,477
02/28/1997                   15,613                                   15,598
03/31/1997                   14,949                                   14,958
04/30/1997                   15,636                                   15,850
05/31/1997                   16,692                                   16,813
06/30/1997                   17,510                                   17,567
07/31/1997                   18,707                                   18,963
08/31/1997                   17,711                                   17,901
09/30/1997                   18,731                                   18,882
10/31/1997                   18,185                                   18,252
11/30/1997                   18,849                                   19,097
12/31/1997                   19,277                                   19,424
01/31/1998                   19,598                                   19,639
02/28/1998                   21,190                                   21,056
03/31/1998                   22,227                                   22,134
04/30/1998                   22,399                                   22,418
05/31/1998                   21,856                                   21,996
06/30/1998                   22,597                                   22,863
07/31/1998                   22,375                                   22,620
08/31/1998                   18,907                                   19,353
09/30/1998                   19,968                                   20,593
10/31/1998                   21,622                                   22,266
11/30/1998                   22,967                                   23,615
12/31/1998                   24,633                                   24,975
01/31/1999                   24,956                                   26,019
02/28/1999                   24,309                                   25,211
03/31/1999                   25,188                                   26,220
04/30/1999                   26,041                                   27,235
05/31/1999                   25,317                                   26,592
06/30/1999                   26,713                                   28,068
07/31/1999                   25,951                                   27,191
08/31/1999                   25,692                                   27,057
09/30/1999                   25,162                                   26,315
10/31/1999                   26,687                                   27,980
11/30/1999                   27,683                                   28,549
12/31/1999                   29,995                                   30,231
01/31/2000                   28,944                                   28,712
02/29/2000                   30,050                                   28,168
03/31/2000                   32,483                                   30,924
04/30/2000                   31,405                                   29,994
05/31/2000                   30,354                                   29,378
06/30/2000                   32,345                                   30,102
07/31/2000                   31,888                                   29,632
08/31/2000                   34,349                                   31,472
09/30/2000                   32,649                                   29,811
10/31/2000                   32,220                                   29,685
11/30/2000                   29,027                                   27,344
12/31/2000                   29,894                                   27,478
01/31/2001                   30,835                                   28,453
02/28/2001                   27,820                                   25,859
03/31/2001                   25,396                                   24,221
04/30/2001                   28,060                                   26,103
05/31/2001                   28,299                                   26,278
06/30/2001                   27,597                                   25,638
07/31/2001                   27,039                                   25,386
08/31/2001                   25,300                                   23,796
09/30/2001                   23,497                                   21,875
10/31/2001                   24,407                                   22,292
11/30/2001                   26,337                                   24,002
12/31/2001                   26,835                                   24,402


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                              -10.23%
               5 year                               12.49%
               Since inception                      16.03%

               (Inception date May 15, 1995).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                                      T. ROWE PRICE/JNL MID-CAP GROWTH SERIES
[T. ROWE PRICE LOGO]                  T. Rowe Price Associates, Inc.
                                      Investment Advisory Committee

OBJECTIVE:

T. Rowe Price/JNL Mid-Cap Growth Series seeks as its investment objective long-term growth of capital by investing primarily in the common stock of companies with medium-sized market capitalizations ("mid-cap") and the potential for above average growth.

MONEY MANAGER COMMENTARY:

The T. Rowe Price/JNL Mid-Cap Growth Series gained 21.17% in the fourth quarter, ahead of the 17.99% advance of the S&P MidCap 400 Index but behind the 27.06% surge of the Russell Midcap Growth Index. In 2001, with most major market indicies significantly negative, the Series declined a modest 1.49%, not far behind the S&P MidCap 400 Index decline of 0.60% and well ahead of the Russell MidCap Growth Index 20.15% drop.

We are pleased with the Series' results in a difficult year for the markets. Our limited loss is testament not just to the Series' mid-cap focus - though mid-caps did outperform large-caps for the second consecutive year - but to a stable investment approach that emphasizes discipline, diversification, and growth at a reasonable price. Though value stocks outperformed growth stocks in 2001 and the S&P MidCap 400 Index represents both growth and value stocks, the series delivered comparable performance despite its growth orientation. Our valuation and diversification disciplines helped us avoid the steep loss posted by the more aggressive Russell Midcap Growth Index - though we had our share of tech and telecommunication losers. At the same time, the series is unlikely to keep pace with the Russell benchmark during periods such as the fourth quarter when aggressive growth shares soar.

Top contributors in the fourth quarter included technology services companies Affiliated Computer Services and Concord EFS, along with oil field services company BJ Services. Top detractors included two wireless communications services providers, Western Wireless and Triton PCS Holdings, and drug distributor Ameri source Bergen.

During the quarter, new purchases were concentrated in the consumer and healthcare sectors. Top new buys included commercial aerospace and defense company Rockwell Collins, Blue Cross/Blue Shield, health plan provider Anthem, and coffee chain Starbucks. Top sales included specialty commercial lender Heller Financial, which was taken over by GE for a substantial premium, independent power producer Orion Power Holdings, which agreed to be purchased by Reliant Resources, and Concord EFS, in which we took profits and trimmed our large position.

The economy shows signs of having reached bottom, but the economic recovery is likely to be more gradual than most investors seem to expect. Valuations in the technology sector appear stretched, while no near-term catalyst is evident to reignite business investment in technology. We are finding better opportunities in biotechnology, healthcare services, and business services. In our view, mid-cap stocks are poised to continue outperforming large-caps as relative earnings growth rates and valuations remain favorable. Growth stocks should do well as the economy slowly emerges from recession.

                    T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

                                    [GRAPH]

   date         T. Rowe Price/JNL Mid-Cap Growth Series     S&P Midcap 400 Index
--------------------------------------------------------------------------------

05/15/1995                   10,000                                 10,000
05/31/1995                   10,020                                 10,009
06/30/1995                   10,740                                 10,417
07/31/1995                   11,460                                 10,959
08/31/1995                   11,780                                 11,161
09/30/1995                   12,230                                 11,432
10/31/1995                   12,120                                 11,138
11/30/1995                   12,580                                 11,622
12/31/1995                   12,922                                 11,593
01/31/1996                   12,922                                 11,761
02/29/1996                   13,672                                 12,160
03/31/1996                   14,006                                 12,306
04/30/1996                   14,434                                 12,683
05/31/1996                   14,851                                 12,854
06/30/1996                   14,496                                 12,661
07/31/1996                   13,725                                 11,807
08/31/1996                   14,548                                 12,489
09/30/1996                   15,237                                 13,034
10/31/1996                   15,007                                 13,072
11/30/1996                   15,737                                 13,807
12/31/1996                   15,955                                 12,823
01/31/1997                   16,094                                 13,304
02/28/1997                   15,848                                 13,195
03/31/1997                   14,905                                 12,633
04/30/1997                   15,001                                 12,960
05/31/1997                   16,373                                 14,093
06/30/1997                   16,930                                 14,489
07/31/1997                   17,819                                 15,921
08/31/1997                   17,819                                 15,902
09/30/1997                   18,901                                 16,817
10/31/1997                   17,948                                 16,085
11/30/1997                   18,066                                 16,323
12/31/1997                   18,860                                 17,994
01/31/1998                   18,882                                 17,652
02/28/1998                   20,630                                 19,114
03/31/1998                   21,901                                 20,012
04/30/1998                   21,857                                 20,377
05/31/1998                   20,934                                 19,441
06/30/1998                   21,998                                 19,546
07/31/1998                   21,032                                 18,788
08/31/1998                   16,917                                 15,293
09/30/1998                   18,035                                 16,720
10/31/1998                   19,664                                 18,212
11/30/1998                   20,467                                 19,121
12/31/1998                   22,914                                 21,429
01/31/1999                   23,261                                 20,592
02/28/1999                   21,770                                 19,514
03/31/1999                   22,745                                 20,059
04/30/1999                   23,553                                 21,641
05/31/1999                   24,282                                 21,735
06/30/1999                   25,505                                 22,899
07/31/1999                   25,583                                 22,409
08/31/1999                   24,248                                 21,640
09/30/1999                   23,676                                 20,972
10/31/1999                   24,574                                 22,041
11/30/1999                   25,549                                 23,198
12/31/1999                   28,415                                 24,576
01/31/2000                   27,205                                 23,884
02/29/2000                   29,218                                 25,556
03/31/2000                   31,219                                 27,694
04/30/2000                   29,697                                 26,726
05/31/2000                   29,026                                 26,395
06/30/2000                   29,985                                 26,782
07/31/2000                   29,530                                 27,205
08/31/2000                   32,681                                 30,243
09/30/2000                   31,687                                 30,036
10/31/2000                   31,423                                 29,017
11/30/2000                   28,247                                 26,827
12/31/2000                   30,451                                 28,880
01/31/2001                   31,657                                 29,524
02/28/2001                   29,244                                 27,839
03/31/2001                   26,390                                 25,769
04/30/2001                   29,906                                 28,612
05/31/2001                   30,295                                 29,278
06/30/2001                   30,269                                 29,160
07/31/2001                   29,906                                 28,726
08/31/2001                   28,284                                 27,786
09/30/2001                   24,755                                 24,330
10/31/2001                   26,260                                 25,407
11/30/2001                   28,530                                 27,297
12/31/2001                   29,996                                 28,833


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               -1.49%
               5 year                               13.44%
               Since inception                      18.00%

               (Inception date May 15, 1995).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

                                      T. ROWE PRICE/JNL VALUE SERIES
[T. ROWE PRICE LOGO]                  T. Rowe Price Associates, Inc.
                                      Investment Advisory Committee

OBJECTIVE:

The T. Rowe Price/JNL Value Series seeks as its investment objective to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

MONEY MANAGER COMMENTARY:

The major market indices pushed higher in December, continuing the rally that began two weeks after the terrorist attacks on September 11, although the rally ran out of steam at year-end. From their September troughs, the S&P 500 climbed 19% through the end of the year, the Dow Jones Industrial Average rose 22%, and the Nasdaq Composite surged 37%. The picture was different for the year overall. The S&P 500 and Nasdaq Composite concluded their worst two-year performances in nearly three decades, while the Dow suffered its first back-to-back losses since 1977-8. The Series, however, outpaced the indexes and managed a slight gain for the year.

Alan Greenspan and his confederates at the Federal Reserve dominated the economic headlines throughout the year. The Fed lowered key short-term interest rates 11 times in one of the most aggressive rate-cutting campaigns in its history as it tried to lift the economy out of recession. While the tragic events of September unnerved global economies and financial markets, many economists believe that sizable doses of monetary and fiscal stimulus should help ensure stronger economic activity in 2002.

Indeed, signs emerged at the end of the year that the worst of the economic downturn may be behind us at least in the U.S. The Conference Board's index of consumer sentiment surged in December, its first rise in six months and the largest in three years. Rising confidence in the economy suggests that consumers believe the worst of the recession could be over.

Supporting this view are the data for manufacturing activity in December, showing a transition from recession to recovery. New orders were up 6.1 percentage points to 54.9%, employment rose 4.8 percentage points to 40.5%, and production advanced 3.5 percentage points to 50.6%; together, the three indicators account for 75% of the index. While manufacturing remains in recession, the latest figures are consistent with 2% real GDP growth.

At the end of the year, consumer discretionary stocks composed the largest segment in the Series at 24% of net assets, followed by industrials and financials at 17%, and energy at 8%. Honeywell International, American Express, Bank One, Radio Shack, and Schering-Plough were our top five holdings.

The major positive contributors to results over the year were Guidant, Microsoft, Lockheed Martin, and Stanley Works, while JDS Uniphase, Corning, Sony, and Phelps Dodge led the list of laggards. We eliminated Gillette, Black & Decker, Phelps Dodge, Hewlett-Packard, and Unisys from the Series during the final months of trading, and added Qwest Communications International, Liberty Media, Dow Jones, Constellation Energy Group, and Masco.

Looking ahead to 2002, we expect to see a pickup in economic activity by mid-year. The Fed appears willing to ease further if necessary, and the fiscal stimulus engendered by recent and future tax cuts should boost economic results in the year ahead. We anticipate gains in the market overall, and we are bullish about the prospects for the value sectors in which we invest. However, because of the sharp recovery in most markets during the fourth quarter, the gains are likely to be modest until the corporate earnings environment comes into better focus later in 2002.

                         T. ROWE PRICE/JNL VALUE SERIES

                                    [GRAPH]

  date            T. Rowe Price/JNL Value Series      Russell 1000 Value Index
-------------------------------------------------------------------------------

05/01/2000                   10,000                           10,000
05/31/2000                   10,160                            9,975
06/30/2000                    9,650                            9,492
07/31/2000                    9,740                            9,606
08/31/2000                   10,370                           10,119
09/30/2000                   10,210                           10,197
10/31/2000                   10,780                           10,436
11/30/2000                   10,600                           10,028
12/31/2000                   11,254                           10,517
01/31/2001                   11,799                           10,542
02/28/2001                   11,526                           10,228
03/31/2001                   11,102                            9,857
04/30/2001                   11,718                           10,327
05/31/2001                   12,032                           10,537
06/30/2001                   11,739                           10,292
07/31/2001                   11,698                           10,257
08/31/2001                   11,375                            9,823
09/30/2001                   10,193                            9,120
10/31/2001                   10,243                            9,028
11/30/2001                   11,112                            9,532
12/31/2001                   11,341                            9,790

               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                                0.78%
               Since inception                       7.82%

               (Inception date May 1, 2000).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

-----                       JNL/S&P SERIES
STANDARD                    Standard & Poor's Investment Advisory Services, Inc.
-----                       David M. Blitzer, Robert D. Jaramillo, Peter K Tsui
& POOR'S
-----

MONEY MANAGER COMMENTARY:

      JNL/S&P Conservative Growth Series
      JNL/S&P Moderate Growth Series
      JNL/S&P Aggressive Growth Series
      JNL/S&P Conservative Growth Series I
      JNL/S&P Moderate Growth Series I
      JNL/S&P Aggressive Growth Series I
      JNL/S&P Very Aggressive Growth Series I
      JNL/S&P Equity Growth Series I
      JNL/S&P Equity Aggressive Growth Series I
      JNL/S&P Conservative Growth Series II
      JNL/S&P Moderate Growth Series II
      JNL/S&P Aggressive Growth Series II
      JNL/S&P Very Aggressive Growth Series II
      JNL/S&P Equity Growth Series II
      JNL/S&P Equity Aggressive Growth Series II

As we look back on 2001, the terrorist attacks of September 11th stood out as the event of the year. However, in the economy and the financial markets, there were other notable disturbances. The longest business expansion in US history came to an end in March. The stock market fell for a second consecutive year, and the 1990s tech boom finally played itself out. Corporate profits plunged 27%. The Fed drove interest rates down to foster economic recovery, cutting interest rates a record setting 11 times, bringing short term rates to the lowest levels seen in 40 years. In doing so, it pushed the Fed funds rate, currently 1.75%, below the inflation rate giving the economy zero to negative real short-term interest rates.

Consumers have been, and will continue to be, a positive factor in the overall economy. There may be a temporary pullback in consumer spending in the first quarter reflecting the unusually strong pace of auto sales in the 2001 fourth quarter. By the second half of 2002 we expect to see a rebound in business capital investment, including gains in technology investment. Exports may remain a soft spot. Japan's economy is likely to remain very weak and European growth rates may lag US gains.

Small and mid-cap stocks did better than large caps in 2001. This pattern is likely to continue in 2002. Last year also saw a seesaw battle between growth and value that will continue in the new year. In terms of economic sectors, there are no clear winners or losers right now. Technology and telecommunications, the stars of the last bull market may be attractive but are also among the riskier spots in the overall market. Utilities and some other interest sensitive areas are among the least attractive.

The Series remain positioned to participate in further stock market advances. Standard and Poor's expects the U.S. economy to emerge from the current recession in the first half of 2002 and to see significant growth in the second half of the year. Stock prices will hopefully follow a recovery in earnings over the course of 2002. Interest rates will rise somewhat as the Fed shifts to a tightening stance late in the year, so bonds may not perform as well as stocks. Inflation will remain very moderate, unemployment will peak above 6% and oil prices will end 2002 in the low to mid 20's, a bit higher than current levels. For investors, 2002 should be a welcome change from 2000 and 2001. It will not be an instant replay of the magic of the late 1990s, but it should be a year where careful money management can yield positive returns.

-----
STANDARD            Standard & Poor's Investment Advisory Services, Inc.
-----               David M. Blitzer, Robert D. Jaramillo, Peter K. Tsui
& POOR'S
-----

                       JNL/S&P CONSERVATIVE GROWTH SERIES

                                    [GRAPH]

              JNL/S&P Conservative                         Lehman Brothers
   date           Growth Series         S&P 500 Index     Aggregate Bond Index
--------------------------------------------------------------------------------

01/26/2000          10,000                  10,000              10,000
01/31/2000           9,930                   9,933               9,967
02/29/2000          10,150                   9,745              10,088
03/31/2000          10,570                  10,698              10,221
04/30/2000          10,220                  10,376              10,191
05/31/2000           9,990                  10,164              10,186
06/30/2000          10,220                  10,414              10,398
07/31/2000          10,170                  10,251              10,493
08/31/2000          10,540                  10,888              10,645
09/30/2000          10,140                  10,313              10,712
10/31/2000          10,020                  10,270              10,782
11/30/2000           9,470                   9,460              10,959
12/31/2000           9,540                   9,506              11,163
01/31/2001           9,900                   9,844              11,163
02/28/2001           9,170                   8,946              11,163
03/31/2001           8,790                   8,379              11,501
04/30/2001           9,280                   9,030              11,501
05/31/2001           9,290                   9,091              11,501
06/30/2001           9,110                   8,870              11,566
07/31/2001           9,070                   8,782              11,566
08/31/2001           8,750                   8,233              11,566
09/30/2001           8,310                   7,568              12,099
10/31/2001           8,500                   7,712              12,099
11/30/2001           8,850                   8,304              12,099
12/31/2001           8,910                   8,377              12,105


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               -6.60%
               Since inception                      -5.80%

               (Inception date January 26, 2000).


                         JNL/S&P MODERATE GROWTH SERIES

                                    [GRAPH]

                JNL/S&P Moderate                             Lehman Brothers
   date          Growth Series        S&P 500 Index       Aggregate Bond Index
--------------------------------------------------------------------------------

01/13/2000          10,000              10,000                   10,000
01/31/2000           9,910               9,622                    9,967
02/29/2000          10,240               9,439                   10,088
03/31/2000          10,740              10,363                   10,221
04/30/2000          10,290              10,051                   10,191
05/31/2000           9,940               9,845                   10,186
06/30/2000          10,210              10,088                   10,398
07/31/2000          10,120               9,930                   10,493
08/31/2000          10,620              10,547                   10,645
09/30/2000          10,110               9,990                   10,712
10/31/2000           9,930               9,948                   10,782
11/30/2000           9,120               9,163                   10,959
12/31/2000           9,190               9,208                   11,163
01/31/2001           9,590               9,535                   11,163
02/28/2001           8,720               8,665                   11,163
03/31/2001           8,220               8,117                   11,501
04/30/2001           8,840               8,747                   11,501
05/31/2001           8,850               8,806                   11,501
06/30/2001           8,660               8,592                   11,566
07/31/2001           8,540               8,507                   11,566
08/31/2001           8,160               7,974                   11,566
09/30/2001           7,580               7,330                   12,099
10/31/2001           7,800               7,470                   12,099
11/30/2001           8,250               8,043                   12,099
12/31/2001           8,333               8,114                   12,105


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               -9.32%
               Since inception                      -8.85%

               (Inception date January 13, 2000).


                        JNL/S&P AGGRESSIVE GROWTH SERIES

                                    [GRAPH]

                JNL/S&P Aggressive                           Lehman Brothers
   date           Growth Series        S&P 500 Index      Aggregate Bond Index
-------------------------------------------------------------------------------

01/06/2000           10,000              10,000                 10,000
01/31/2000           10,360               9,940                  9,967
02/29/2000           10,880               9,751                 10,088
03/31/2000           11,580              10,705                 10,221
04/30/2000           10,990              10,383                 10,191
05/31/2000           10,510              10,170                 10,186
06/30/2000           10,850              10,421                 10,398
07/31/2000           10,690              10,258                 10,493
08/31/2000           11,420              10,895                 10,645
09/30/2000           10,740              10,320                 10,712
10/31/2000           10,490              10,276                 10,782
11/30/2000            9,320               9,466                 10,959
12/31/2000            9,470               9,513                 11,163
01/31/2001            9,920               9,850                 11,163
02/28/2001            8,730               8,952                 11,163
03/31/2001            8,020               8,385                 11,501
04/30/2001            8,900               9,036                 11,501
05/31/2001            8,920               9,097                 11,501
06/30/2001            8,690               8,876                 11,566
07/31/2001            8,460               8,788                 11,566
08/31/2001            7,920               8,238                 11,566
09/30/2001            7,070               7,573                 12,099
10/31/2001            7,290               7,717                 12,099
11/30/2001            7,840               8,309                 12,099
12/31/2001            7,968               8,382                 12,105


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                              -15.86%
               Since inception                     -10.81%

               (Inception date January 6, 2000).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

-----               Standard & Poor's Investment Advisory Services, Inc.
STANDARD            David M. Blitzer, Robert D. Jaramillo, Peter K. Tsui
-----
& POOR'S
-----

                      JNL/S&P CONSERVATIVE GROWTH SERIES I

                                    [GRAPH]

                 JNL/S&P Conservative                       Lehman Brothers
   date            Growth Series I     S&P 500 Index     Aggregate Bond Index
--------------------------------------------------------------------------------

04/09/1998              10,000            10,000                 10,000
04/30/1998               9,970            10,015                 10,051
05/31/1998               9,850             9,843                 10,147
06/30/1998              10,050            10,242                 10,232
07/31/1998               9,950            10,133                 10,253
08/31/1998               8,920             8,668                 10,415
09/30/1998               9,250             9,224                 10,665
10/31/1998               9,570             9,974                 10,665
11/30/1998               9,980            10,578                 10,669
12/31/1998              10,470            11,188                 10,701
01/31/1999              10,770            11,656                 10,777
02/28/1999              10,520            11,294                 10,589
03/31/1999              10,910            11,746                 10,648
04/30/1999              11,200            12,200                 10,682
05/31/1999              10,970            11,912                 10,588
06/30/1999              11,360            12,573                 10,554
07/31/1999              11,160            12,181                 10,509
08/31/1999              11,070            12,121                 10,504
09/30/1999              11,020            11,788                 10,626
10/31/1999              11,450            12,534                 10,665
11/30/1999              11,850            12,789                 10,664
12/31/1999              12,514            13,542                 10,613
01/31/2000              12,252            12,862                 10,578
02/29/2000              12,634            12,618                 10,706
03/31/2000              13,157            13,853                 10,847
04/30/2000              12,785            13,436                 10,815
05/31/2000              12,483            13,160                 10,810
06/30/2000              12,805            13,485                 11,035
07/31/2000              12,704            13,274                 11,135
08/31/2000              13,298            14,099                 11,297
09/30/2000              12,885            13,354                 11,368
10/31/2000              12,715            13,298                 11,443
11/30/2000              12,081            12,249                 11,631
12/31/2000              12,320            12,309                 11,847
01/31/2001              12,591            12,746                 11,847
02/28/2001              11,976            11,584                 11,847
03/31/2001              11,508            10,850                 12,206
04/30/2001              12,049            11,693                 12,206
05/31/2001              12,122            11,771                 12,206
06/30/2001              11,924            11,485                 12,274
07/31/2001              11,882            11,372                 12,274
08/31/2001              11,560            10,660                 12,274
09/30/2001              10,966             9,799                 12,840
10/31/2001              11,216             9,986                 12,840
11/30/2001              11,643            10,752                 12,840
12/31/2001              11,730            10,846                 12,847


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               -4.78%
               Since inception                       4.37%

               (Inception date April 9, 1998).


                        JNL/S&P MODERATE GROWTH SERIES I

                                    [GRAPH]

                JNL/S&P Moderate                         Lehman Brothers
   date         Growth Series I    S&P 500 Index       Aggregate Bond Index
--------------------------------------------------------------------------------

04/08/1998           10,000           10,000                 10,000
04/30/1998           10,010           10,097                 10,051
05/31/1998            9,860            9,923                 10,147
06/30/1998           10,140           10,326                 10,232
07/31/1998           10,000           10,217                 10,253
08/31/1998            8,720            8,739                 10,415
09/30/1998            9,090            9,299                 10,665
10/31/1998            9,480           10,056                 10,665
11/30/1998            9,970           10,665                 10,669
12/31/1998           10,630           11,280                 10,701
01/31/1999           11,050           11,751                 10,777
02/28/1999           10,740           11,386                 10,589
03/31/1999           11,240           11,842                 10,648
04/30/1999           11,590           12,300                 10,682
05/31/1999           11,330           12,010                 10,588
06/30/1999           11,850           12,677                 10,554
07/31/1999           11,610           12,281                 10,509
08/31/1999           11,490           12,220                 10,504
09/30/1999           11,430           11,885                 10,626
10/31/1999           11,980           12,637                 10,665
11/30/1999           12,510           12,894                 10,664
12/31/1999           13,473           13,653                 10,613
01/31/2000           13,141           12,967                 10,578
02/29/2000           13,663           12,722                 10,706
03/31/2000           14,326           13,967                 10,847
04/30/2000           13,784           13,546                 10,815
05/31/2000           13,362           13,268                 10,810
06/30/2000           13,744           13,595                 11,035
07/31/2000           13,593           13,383                 11,135
08/31/2000           14,386           14,214                 11,297
09/30/2000           13,824           13,464                 11,368
10/31/2000           13,573           13,407                 11,443
11/30/2000           12,609           12,350                 11,631
12/31/2000           12,887           12,410                 11,847
01/31/2001           13,210           12,851                 11,847
02/28/2001           12,356           11,679                 11,847
03/31/2001           11,710           10,939                 12,206
04/30/2001           12,460           11,789                 12,206
05/31/2001           12,533           11,868                 12,206
06/30/2001           12,293           11,579                 12,274
07/31/2001           12,168           11,465                 12,274
08/31/2001           11,710           10,747                 12,274
09/30/2001           10,908            9,880                 12,840
10/31/2001           11,199           10,068                 12,840
11/30/2001           11,783           10,840                 12,840
12/31/2001           11,942           10,935                 12,847

               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               -7.34%
               Since inception                       4.86%

               (Inception date April 8, 1998).


                       JNL/S&P AGGRESSIVE GROWTH SERIES I

                                    [GRAPH]

                JNL/S&P Aggressive                          Lehman Brothers
   date           Growth Series I    S&P 500 Index       Aggregate Bond Index
--------------------------------------------------------------------------------

04/08/1998             10,000          10,000                  10,000
04/30/1998             10,020          10,097                  10,051
05/31/1998              9,830           9,923                  10,147
06/30/1998             10,230          10,326                  10,232
07/31/1998             10,080          10,217                  10,253
08/31/1998              8,520           8,739                  10,415
09/30/1998              8,960           9,299                  10,665
10/31/1998              9,420          10,056                  10,665
11/30/1998              9,960          10,665                  10,669
12/31/1998             10,880          11,280                  10,701
01/31/1999             11,470          11,751                  10,777
02/28/1999             11,020          11,386                  10,589
03/31/1999             11,630          11,842                  10,648
04/30/1999             11,990          12,300                  10,682
05/31/1999             11,750          12,010                  10,588
06/30/1999             12,470          12,677                  10,554
07/31/1999             12,150          12,281                  10,509
08/31/1999             12,010          12,220                  10,504
09/30/1999             11,990          11,885                  10,626
10/31/1999             12,650          12,637                  10,665
11/30/1999             13,390          12,894                  10,664
12/31/1999             14,729          13,653                  10,613
01/31/2000             14,318          12,967                  10,578
02/29/2000             15,220          12,722                  10,706
03/31/2000             15,822          13,967                  10,847
04/30/2000             14,950          13,546                  10,815
05/31/2000             14,348          13,268                  10,810
06/30/2000             14,890          13,595                  11,035
07/31/2000             14,669          13,383                  11,135
08/31/2000             15,682          14,214                  11,297
09/30/2000             14,880          13,464                  11,368
10/31/2000             14,458          13,407                  11,443
11/30/2000             13,075          12,350                  11,631
12/31/2000             13,348          12,410                  11,847
01/31/2001             13,784          12,851                  11,847
02/28/2001             12,663          11,679                  11,847
03/31/2001             11,812          10,939                  12,206
04/30/2001             12,778          11,789                  12,206
05/31/2001             12,871          11,868                  12,206
06/30/2001             12,560          11,579                  12,274
07/31/2001             12,331          11,465                  12,274
08/31/2001             11,719          10,747                  12,274
09/30/2001             10,650           9,880                  12,840
10/31/2001             10,971          10,068                  12,840
11/30/2001             11,729          10,840                  12,840
12/31/2001             11,936          10,935                  12,847


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                              -10.58%
               Since inception                       4.85%

               (Inception date April 8, 1998).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

-----               Standard & Poor's Investment Advisory Services, Inc.
STANDARD            David M. Blitzer, Robert D. Jaramillo, Peter K. Tsui
-----
& POOR'S
-----

                    JNL/S&P VERY AGGRESSIVE GROWTH SERIES I

                                    [GRAPH]

   date             JNL/S&P Very Aggressive Growth Series I      S&P 500 Index
--------------------------------------------------------------------------------

04/01/1998                      10,000                                10,000
04/30/1998                      10,010                                10,042
05/31/1998                       9,800                                 9,869
06/30/1998                      10,340                                10,270
07/31/1998                      10,220                                10,160
08/31/1998                       8,520                                 8,692
09/30/1998                       9,000                                 9,248
10/31/1998                       9,460                                10,001
11/30/1998                      10,110                                10,607
12/31/1998                      11,190                                11,218
01/31/1999                      12,030                                11,687
02/28/1999                      11,500                                11,324
03/31/1999                      12,200                                11,777
04/30/1999                      12,560                                12,233
05/31/1999                      12,240                                11,944
06/30/1999                      13,170                                12,607
07/31/1999                      12,800                                12,213
08/31/1999                      12,720                                12,153
09/30/1999                      12,850                                11,820
10/31/1999                      13,640                                12,568
11/30/1999                      14,710                                12,823
12/31/1999                      16,658                                13,579
01/31/2000                      16,257                                12,896
02/29/2000                      17,751                                12,652
03/31/2000                      18,232                                13,890
04/30/2000                      16,908                                13,472
05/31/2000                      15,855                                13,196
06/30/2000                      16,808                                13,521
07/31/2000                      16,387                                13,310
08/31/2000                      17,751                                14,136
09/30/2000                      16,537                                13,390
10/31/2000                      15,705                                13,333
11/30/2000                      13,777                                12,282
12/31/2000                      13,798                                12,342
01/31/2001                      14,368                                12,780
02/28/2001                      12,849                                11,615
03/31/2001                      11,794                                10,879
04/30/2001                      13,018                                11,724
05/31/2001                      13,071                                11,803
06/30/2001                      12,670                                11,516
07/31/2001                      12,332                                11,402
08/31/2001                      11,530                                10,689
09/30/2001                      10,370                                 9,825
10/31/2001                      10,750                                10,013
11/30/2001                      11,625                                10,781
12/31/2001                      11,907                                10,847

               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               -13.73%
               Since inception                        4.75%

               (Inception date April 1, 1998).


                         JNL/S&P EQUITY GROWTH SERIES I

                                    [GRAPH]

   date               JNL/S&P Equity Growth Series I          S&P 500 Index
------------------------------------------------------------------------------

04/13/1998                         10,000                         10,000
04/30/1998                          9,990                         10,023
05/31/1998                          9,770                          9,851
06/30/1998                          9,970                         10,251
07/31/1998                          9,780                         10,142
08/31/1998                          8,170                          8,675
09/30/1998                          8,630                          9,231
10/31/1998                          9,120                          9,982
11/30/1998                          9,700                         10,587
12/31/1998                         10,640                         11,197
01/31/1999                         11,290                         11,665
02/28/1999                         10,780                         11,303
03/31/1999                         11,370                         11,755
04/30/1999                         11,750                         12,211
05/31/1999                         11,520                         11,922
06/30/1999                         12,360                         12,584
07/31/1999                         12,040                         12,191
08/31/1999                         11,920                         12,131
09/30/1999                         11,940                         11,798
10/31/1999                         12,670                         12,545
11/30/1999                         13,570                         12,800
12/31/1999                         15,235                         13,553
01/31/2000                         14,774                         12,873
02/29/2000                         15,906                         12,629
03/31/2000                         16,567                         13,864
04/30/2000                         15,455                         13,447
05/31/2000                         14,674                         13,171
06/30/2000                         15,375                         13,496
07/31/2000                         15,065                         13,285
08/31/2000                         16,247                         14,110
09/30/2000                         15,235                         13,365
10/31/2000                         14,634                         13,309
11/30/2000                         13,020                         12,260
12/31/2000                         13,093                         12,319
01/31/2001                         13,530                         12,757
02/28/2001                         12,074                         11,593
03/31/2001                         11,055                         10,859
04/30/2001                         12,219                         11,703
05/31/2001                         12,271                         11,781
06/30/2001                         11,918                         11,494
07/31/2001                         11,595                         11,381
08/31/2001                         10,836                         10,669
09/30/2001                          9,817                          9,807
10/31/2001                         10,160                          9,994
11/30/2001                         10,971                         10,761
12/31/2001                         11,220                         10,855

               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               -14.31%
               Since inception                        3.14%

               (Inception date April 13, 1998).


                    JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I

                                    [GRAPH]

   date         JNL/S&P Equity Aggressive Growth Series I        S&P 500 Index
--------------------------------------------------------------------------------

04/15/1998                     10,000                                 10,000
04/30/1998                      9,900                                  9,937
05/31/1998                      9,650                                  9,766
06/30/1998                     10,070                                 10,163
07/31/1998                      9,850                                 10,054
08/31/1998                      8,230                                  8,601
09/30/1998                      8,700                                  9,152
10/31/1998                      9,170                                  9,896
11/30/1998                      9,780                                 10,496
12/31/1998                     10,750                                 11,101
01/31/1999                     11,460                                 11,565
02/28/1999                     10,970                                 11,206
03/31/1999                     11,580                                 11,654
04/30/1999                     11,930                                 12,105
05/31/1999                     11,640                                 11,820
06/30/1999                     12,500                                 12,475
07/31/1999                     12,170                                 12,086
08/31/1999                     12,070                                 12,026
09/30/1999                     12,140                                 11,696
10/31/1999                     12,880                                 12,437
11/30/1999                     13,850                                 12,689
12/31/1999                     15,615                                 13,437
01/31/2000                     15,203                                 12,762
02/29/2000                     16,488                                 12,520
03/31/2000                     17,100                                 13,745
04/30/2000                     15,926                                 13,331
05/31/2000                     15,003                                 13,058
06/30/2000                     15,806                                 13,380
07/31/2000                     15,464                                 13,171
08/31/2000                     16,699                                 13,989
09/30/2000                     15,615                                 13,250
10/31/2000                     14,922                                 13,194
11/30/2000                     13,188                                 12,154
12/31/2000                     13,230                                 12,213
01/31/2001                     13,777                                 12,647
02/28/2001                     12,326                                 11,494
03/31/2001                     11,265                                 10,765
04/30/2001                     12,463                                 11,602
05/31/2001                     12,526                                 11,680
06/30/2001                     12,169                                 11,395
07/31/2001                     11,833                                 11,283
08/31/2001                     11,044                                 10,577
09/30/2001                      9,952                                  9,723
10/31/2001                     10,319                                  9,908
11/30/2001                     11,150                                 10,668
12/31/2001                     11,419                                 10,762

               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               -13.69%
               Since inception                        3.63%

               (Inception date April 15, 1998).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

-----               Standard & Poor's Investment Advisory Services, Inc.
STANDARD            David M. Blitzer, Robert D. Jaramillo, Peter K. Tsui
-----
& POOR'S
-----

                     JNL/S&P CONSERVATIVE GROWTH SERIES II

                                    [GRAPH]

                JNL/S&P Conservative                         Lehman Brothers
   date           Growth Series II       S&P 500 Index     Aggregate Bond Index
--------------------------------------------------------------------------------

04/13/1998             10,000                10,000               10,000
04/30/1998              9,970                10,023               10,051
05/31/1998              9,890                 9,851               10,147
06/30/1998              9,900                10,251               10,232
07/31/1998              9,720                10,142               10,253
08/31/1998              8,720                 8,675               10,415
09/30/1998              8,990                 9,231               10,665
10/31/1998              9,060                 9,982               10,665
11/30/1998              9,300                10,587               10,669
12/31/1998              9,540                11,197               10,701
01/31/1999              9,780                11,665               10,777
02/28/1999              9,530                11,303               10,589
03/31/1999              9,800                11,755               10,648
04/30/1999             10,030                12,211               10,682
05/31/1999              9,850                11,922               10,588
06/30/1999             10,200                12,584               10,554
07/31/1999              9,990                12,191               10,509
08/31/1999              9,880                12,131               10,504
09/30/1999              9,830                11,798               10,626
10/31/1999             10,220                12,545               10,665
11/30/1999             10,530                12,800               10,664
12/31/1999             11,079                13,553               10,613
01/31/2000             10,818                12,873               10,578
02/29/2000             11,059                12,629               10,706
03/31/2000             11,522                13,864               10,847
04/30/2000             11,120                13,447               10,815
05/31/2000             10,868                13,171               10,810
06/30/2000             11,120                13,496               11,035
07/31/2000             11,049                13,285               11,135
08/31/2000             11,522                14,110               11,297
09/30/2000             11,089                13,365               11,368
10/31/2000             10,949                13,309               11,443
11/30/2000             10,399                12,260               11,631
12/31/2000             10,441                12,319               11,847
01/31/2001             10,762                12,757               11,847
02/28/2001             10,036                11,593               11,847
03/31/2001              9,611                10,859               12,206
04/30/2001             10,140                11,703               12,206
05/31/2001             10,171                11,781               12,206
06/30/2001              9,943                11,494               12,274
07/31/2001              9,881                11,381               12,274
08/31/2001              9,539                10,669               12,274
09/30/2001              9,010                 9,807               12,840
10/31/2001              9,228                 9,994               12,840
11/30/2001              9,642                10,761               12,840
12/31/2001              9,710                10,855               12,847

               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               -7.00%
               Since inception                      -0.79%

               (Inception date April 13, 1998).


                       JNL/S&P MODERATE GROWTH SERIES II

                                    [GRAPH]

               JNL/S&P Moderate                           Lehman Brothers
   date        Growth Series II      S&P 500 Index      Aggregate Bond Index
--------------------------------------------------------------------------------

04/13/1998            10,000            10,000                   10,000
04/30/1998             9,990            10,023                   10,051
05/31/1998             9,830             9,851                   10,147
06/30/1998             9,910            10,251                   10,232
07/31/1998             9,710            10,142                   10,253
08/31/1998             8,540             8,675                   10,415
09/30/1998             8,940             9,231                   10,665
10/31/1998             9,330             9,982                   10,665
11/30/1998             9,720            10,587                   10,669
12/31/1998            10,220            11,197                   10,701
01/31/1999            10,650            11,665                   10,777
02/28/1999            10,320            11,303                   10,589
03/31/1999            10,740            11,755                   10,648
04/30/1999            11,070            12,211                   10,682
05/31/1999            10,870            11,922                   10,588
06/30/1999            11,340            12,584                   10,554
07/31/1999            11,070            12,191                   10,509
08/31/1999            10,940            12,131                   10,504
09/30/1999            10,870            11,798                   10,626
10/31/1999            11,380            12,545                   10,665
11/30/1999            11,790            12,800                   10,664
12/31/1999            12,547            13,553                   10,613
01/31/2000            12,215            12,873                   10,578
02/29/2000            12,577            12,629                   10,706
03/31/2000            13,180            13,864                   10,847
04/30/2000            12,677            13,447                   10,815
05/31/2000            12,326            13,171                   10,810
06/30/2000            12,637            13,496                   11,035
07/31/2000            12,517            13,285                   11,135
08/31/2000            13,170            14,110                   11,297
09/30/2000            12,627            13,365                   11,368
10/31/2000            12,467            13,309                   11,443
11/30/2000            11,660            12,260                   11,631
12/31/2000            11,722            12,319                   11,847
01/31/2001            12,088            12,757                   11,847
02/28/2001            11,117            11,593                   11,847
03/31/2001            10,521            10,859                   12,206
04/30/2001            11,242            11,703                   12,206
05/31/2001            11,294            11,781                   12,206
06/30/2001            11,012            11,494                   12,274
07/31/2001            10,876            11,381                   12,274
08/31/2001            10,417            10,669                   12,274
09/30/2001             9,675             9,807                   12,840
10/31/2001             9,957             9,994                   12,840
11/30/2001            10,490            10,761                   12,840
12/31/2001            10,611            10,855                   12,847

               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                               -9.48%
               Since inception                       1.61%

               (Inception date April 13, 1998).


                      JNL/S&P AGGRESSIVE GROWTH SERIES II

                                    [GRAPH]

                 JNL/S&P Aggressive                         Lehman Brothers
   date           Growth Series II      S&P 500 Index     Aggregate Bond Index
--------------------------------------------------------------------------------

04/13/1998               10,000            10,000                 10,000
04/30/1998               10,010            10,023                 10,051
05/31/1998                9,790             9,851                 10,147
06/30/1998                9,850            10,251                 10,232
07/31/1998                9,550            10,142                 10,253
08/31/1998                8,120             8,675                 10,415
09/30/1998                8,540             9,231                 10,665
10/31/1998                9,010             9,982                 10,665
11/30/1998                9,450            10,587                 10,669
12/31/1998               10,050            11,197                 10,701
01/31/1999               10,460            11,665                 10,777
02/28/1999               10,070            11,303                 10,589
03/31/1999               10,480            11,755                 10,648
04/30/1999               10,930            12,211                 10,682
05/31/1999               10,720            11,922                 10,588
06/30/1999               11,290            12,584                 10,554
07/31/1999               10,970            12,191                 10,509
08/31/1999               10,830            12,131                 10,504
09/30/1999               10,760            11,798                 10,626
10/31/1999               11,400            12,545                 10,665
11/30/1999               11,900            12,800                 10,664
12/31/1999               12,931            13,553                 10,613
01/31/2000               12,510            12,873                 10,578
02/29/2000               12,971            12,629                 10,706
03/31/2000               13,711            13,864                 10,847
04/30/2000               13,031            13,447                 10,815
05/31/2000               12,640            13,171                 10,810
06/30/2000               12,991            13,496                 11,035
07/31/2000               12,841            13,285                 11,135
08/31/2000               13,601            14,110                 11,297
09/30/2000               12,921            13,365                 11,368
10/31/2000               12,700            13,309                 11,443
11/30/2000               11,690            12,260                 11,631
12/31/2000               11,762            12,319                 11,847
01/31/2001               12,145            12,757                 11,847
02/28/2001               10,924            11,593                 11,847
03/31/2001               10,209            10,859                 12,206
04/30/2001               11,100            11,703                 12,206
05/31/2001               11,141            11,781                 12,206
06/30/2001               10,830            11,494                 12,274
07/31/2001               10,592            11,381                 12,274
08/31/2001               10,023            10,669                 12,274
09/30/2001                9,174             9,807                 12,840
10/31/2001                9,453             9,994                 12,840
11/30/2001               10,116            10,761                 12,840
12/31/2001               10,262            10,855                 12,847

               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                              -12.75%
               Since inception                       0.70%

               (Inception date April 13, 1998).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

-----               Standard & Poor's Investment Advisory Services, Inc.
STANDARD            David M. Blitzer, Robert D. Jaramillo, Peter K. Tsui
-----
& POOR'S
-----

                    JNL/S&P VERY AGGRESSIVE GROWTH SERIES II

                                    [GRAPH]

   date          JNL/S&P Very Aggressive Growth Series II         S&P 500 Index
--------------------------------------------------------------------------------

04/13/1998                         10,000                             10,000
04/30/1998                         10,040                             10,023
05/31/1998                          9,810                              9,851
06/30/1998                         10,150                             10,251
07/31/1998                         10,020                             10,142
08/31/1998                          8,320                              8,675
09/30/1998                          8,740                              9,231
10/31/1998                          9,290                              9,982
11/30/1998                          9,860                             10,587
12/31/1998                         10,800                             11,197
01/31/1999                         11,490                             11,665
02/28/1999                         11,010                             11,303
03/31/1999                         11,550                             11,755
04/30/1999                         11,990                             12,211
05/31/1999                         11,690                             11,922
06/30/1999                         12,500                             12,584
07/31/1999                         12,160                             12,191
08/31/1999                         12,070                             12,131
09/30/1999                         12,150                             11,798
10/31/1999                         12,940                             12,545
11/30/1999                         13,730                             12,800
12/31/1999                         15,381                             13,553
01/31/2000                         14,931                             12,873
02/29/2000                         15,912                             12,629
03/31/2000                         16,732                             13,864
04/30/2000                         15,732                             13,447
05/31/2000                         15,011                             13,171
06/30/2000                         15,492                             13,496
07/31/2000                         15,291                             13,285
08/31/2000                         16,312                             14,110
09/30/2000                         15,331                             13,365
10/31/2000                         14,921                             13,309
11/30/2000                         13,371                             12,260
12/31/2000                         13,403                             12,319
01/31/2001                         13,984                             12,757
02/28/2001                         12,477                             11,593
03/31/2001                         11,540                             10,859
04/30/2001                         12,692                             11,703
05/31/2001                         12,746                             11,781
06/30/2001                         12,380                             11,494
07/31/2001                         12,036                             11,381
08/31/2001                         11,347                             10,669
09/30/2001                         10,292                              9,807
10/31/2001                         10,658                              9,994
11/30/2001                         11,487                             10,761
12/31/2001                         11,798                             10,855

               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                              -11.97%
               Since inception                       4.54%

               (Inception date April 13, 1998).



                        JNL/S&P EQUITY GROWTH SERIES II

                                    [GRAPH]

date             JNL/S&P Equity Growth Series II        S&P 500 Index
-----------------------------------------------------------------------

04/13/1998                    10,000                         10,000
04/30/1998                    10,000                         10,023
05/31/1998                     9,730                          9,851
06/30/1998                     9,800                         10,251
07/31/1998                     9,460                         10,142
08/31/1998                     7,910                          8,675
09/30/1998                     8,290                          9,231
10/31/1998                     8,780                          9,982
11/30/1998                     9,280                         10,587
12/31/1998                    10,040                         11,197
01/31/1999                    10,600                         11,665
02/28/1999                    10,170                         11,303
03/31/1999                    10,670                         11,755
04/30/1999                    11,140                         12,211
05/31/1999                    10,910                         11,922
06/30/1999                    11,600                         12,584
07/31/1999                    11,280                         12,191
08/31/1999                    11,130                         12,131
09/30/1999                    11,100                         11,798
10/31/1999                    11,790                         12,545
11/30/1999                    12,390                         12,800
12/31/1999                    13,683                         13,553
01/31/2000                    13,213                         12,873
02/29/2000                    13,823                         12,629
03/31/2000                    14,644                         13,864
04/30/2000                    13,873                         13,447
05/31/2000                    13,343                         13,171
06/30/2000                    13,763                         13,496
07/31/2000                    13,573                         13,285
08/31/2000                    14,504                         14,110
09/30/2000                    13,713                         13,365
10/31/2000                    13,413                         13,309
11/30/2000                    12,154                         12,260
12/31/2000                    12,267                         12,319
01/31/2001                    12,670                         12,757
02/28/2001                    11,256                         11,593
03/31/2001                    10,400                         10,859
04/30/2001                    11,463                         11,703
05/31/2001                    11,514                         11,781
06/30/2001                    11,194                         11,494
07/31/2001                    10,885                         11,381
08/31/2001                    10,194                         10,669
09/30/2001                     9,213                          9,807
10/31/2001                     9,523                          9,994
11/30/2001                    10,297                         10,761
12/31/2001                    10,504                         10,855

               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                              -14.38%
               Since inception                       1.33%

               (Inception date April 13, 1998).


                   JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II

                                    [GRAPH]

date         JNL/S&P Equity Aggressive Growth Series II      S&P 500 Index
----------------------------------------------------------------------------

04/13/1998                    10,000                              10,000
04/30/1998                    10,010                              10,023
05/31/1998                     9,750                               9,851
06/30/1998                     9,920                              10,251
07/31/1998                     9,690                              10,142
08/31/1998                     8,070                               8,675
09/30/1998                     8,470                               9,231
10/31/1998                     8,990                               9,982
11/30/1998                     9,520                              10,587
12/31/1998                    10,360                              11,197
01/31/1999                    10,990                              11,665
02/28/1999                    10,540                              11,303
03/31/1999                    11,060                              11,755
04/30/1999                    11,510                              12,211
05/31/1999                    11,220                              11,922
06/30/1999                    11,970                              12,584
07/31/1999                    11,640                              12,191
08/31/1999                    11,520                              12,131
09/30/1999                    11,540                              11,798
10/31/1999                    12,280                              12,545
11/30/1999                    12,980                              12,800
12/31/1999                    14,464                              13,553
01/31/2000                    14,003                              12,873
02/29/2000                    14,784                              12,629
03/31/2000                    15,636                              13,864
04/30/2000                    14,764                              13,447
05/31/2000                    14,153                              13,171
06/30/2000                    14,584                              13,496
07/31/2000                    14,394                              13,285
08/31/2000                    15,375                              14,110
09/30/2000                    14,504                              13,365
10/31/2000                    14,153                              13,309
11/30/2000                    12,764                              12,260
12/31/2000                    12,846                              12,319
01/31/2001                    13,341                              12,757
02/28/2001                    11,877                              11,593
03/31/2001                    10,980                              10,859
04/30/2001                    12,094                              11,703
05/31/2001                    12,166                              11,781
06/30/2001                    11,836                              11,494
07/31/2001                    11,516                              11,381
08/31/2001                    10,826                              10,669
09/30/2001                     9,815                               9,807
10/31/2001                    10,145                               9,994
11/30/2001                    10,939                              10,761
12/31/2001                    11,195                              10,855


               AVERAGE ANNUAL
               TOTAL RETURN
               -------------------------------------------

               1 year                              -12.85%
               Since inception                       3.08%

               (Inception date April 13, 1998).


Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

JNL Series Trust
Schedule of Investments (in thousands)
December 31, 2001

                                             Shares      Value
--------------------------------------------------------------
 AIM/JNL Large Cap Growth Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 95.6%
--------------------------------------

--------------------------------------
Advertising - 0.9%
--------------------------------------
   Omnicom Group Inc.                          1   $       54
--------------------------------------

--------------------------------------
Aerospace & Defense - 0.5%
--------------------------------------
   Lockheed Martin Corp.                       1           33
--------------------------------------

--------------------------------------
Apparel - 0.6%
--------------------------------------
   NIKE Inc.                                   1           34
--------------------------------------

--------------------------------------
Beverages - 1.8%
--------------------------------------
   PepsiCo Inc.                                2          112
--------------------------------------

--------------------------------------
Biotechnology - 2.7%
--------------------------------------
   Amgen Inc. (b)                              2           85
   Genzyme Corp.-General Division (b)          1           42
   IDEC Pharmaceuticals Corp. (b)              1           41
--------------------------------------            ------------
                                                          168
--------------------------------------
Commercial Services - 1.2%
--------------------------------------
   Accenture Ltd. (b)                          1           35
   Concord EFS Inc. (b)                        1           39
--------------------------------------            ------------
                                                           74
--------------------------------------
Computers - 4.1%
--------------------------------------
   International Business Machines
    Corp.                                      1          133
   Sun Microsystems Inc. (b)                   6           73
   Veritas Software Corp. (b)                  1           45
--------------------------------------            ------------
                                                          251
--------------------------------------
Diversified Financial Services -
          9.2%
--------------------------------------
   Citigroup Inc.                              3          146
   Freddie Mac                                 3          183
   Goldman Sachs Group Inc.                    1           83
   Morgan Stanley Dean Witter & Co.            2           95
   USA Education Inc.                          1           59
--------------------------------------            ------------
                                                          566
--------------------------------------
Electronics - 1.3%
--------------------------------------
   Celestica Inc. (b)                          2           77
--------------------------------------

--------------------------------------
Entertainment - 0.6%
--------------------------------------
     International Game Technology (b)         1           34
--------------------------------------

--------------------------------------
Healthcare - 9.9%
--------------------------------------
   Baxter International Inc.                   2           91
   Johnson & Johnson                           3          165
   Medtronic Inc.                              1           41
   St. Jude Medical Inc. (b)                   1           70
   Tenet Healthcare Corp. (b)                  2          141
   UnitedHealth Group Inc.                     1           57
   Zimmer Holdings Inc. (b)                    1           40
--------------------------------------            ------------
                                                          605

--------------------------------------
Insurance - 4.8%
--------------------------------------
   ACE Ltd.                                    1           48
--------------------------------------
   American International Group Inc.           3          246
--------------------------------------            ------------
                                                          294
--------------------------------------
Internet - 1.2%
--------------------------------------
   Check Point Software Technologies
   Ltd. (b)                                    1           32
   eBay Inc. (b)                               1           40
--------------------------------------            ------------
                                                           72

--------------------------------------
Investment Companies - 1.5%
--------------------------------------
     Nasdaq-100 Shares Index
      Tracking Stock (b)                       2           94
--------------------------------------

--------------------------------------
Leisure Time - 1.7%
--------------------------------------
   Carnival Corp.                              1   $       34
   Harley-Davidson Inc.                        1           71
--------------------------------------            ------------
                                                          105
--------------------------------------
Manufacturing - 4.6%
--------------------------------------
   General Electric Co.                        7          281
--------------------------------------

--------------------------------------
Media - 2.9%
--------------------------------------
   AOL Time Warner Inc. (b)                    2           77
   Clear Channel Communications Inc. (b)       1           56
   Viacom Inc. - Class B (b)                   1           44
--------------------------------------            ------------
                                                          177

--------------------------------------
Pharmaceuticals - 14.3%
--------------------------------------
   Allergan Inc.                               1           98
   AmerisourceBergen Corp.                     1           38
   Biovail Corp. (b)                           2           84
   Forest Laboratories Inc. (b)                2          156
   King Pharmaceuticals Inc. (b)               3          126
   Pfizer Inc.                                 7          279
   Teva Pharmaceutical Industries
    Ltd. - ADR                                 2           93
--------------------------------------            ------------
                                                          874

--------------------------------------
Retail - 8.7%
--------------------------------------
   Autozone Inc. (b)                           1           65
   Bed Bath & Beyond Inc. (b)                  3          105
   Best Buy Co. Inc. (b)                       2          112
   Circuit City Stores Inc.                    2           39
   Home Depot Inc.                             1           51
   Kohl's Corp. (b)                            1           42
   Target Corp.                                3          119
--------------------------------------            ------------
                                                          533

--------------------------------------
Semiconductors - 12.8%
--------------------------------------
   Agere Systems Inc. (b)                      8           47
   Analog Devices Inc. (b)                     3          111
   Applied Materials Inc. (b)                  1           52
   KLA-Tencor Corp. (b)                        1           64
   LSI Logic Corp. (b)                         4           66
   Microchip Technology Inc. (b)               1           50
   Novellus Systems Inc. (b)                   2           63
   Nvidia Corp. (b)                            1           40
   Taiwan Semiconductor Manufacturing
    Co. Ltd. (b)                               7          118
   Teradyne Inc. (b)                           2           54
   Texas Instruments Inc.                      3           70
   Xilinx Inc. (b)                             1           51
--------------------------------------            ------------
                                                          786

--------------------------------------
Software - 6.2%
--------------------------------------
   Citrix Systems Inc. (b)                     2           39
   Electronic Arts Inc. (b)                    1           30
   First Data Corp.                            1           71
   Microsoft Corp. (b)                         2          126
   Oracle Corp. (b)                            6           76
   PeopleSoft Inc. (b)                         1           40
--------------------------------------            ------------
                                                          382

--------------------------------------
Telecommunications Equipment - 3.4%
--------------------------------------
   Cisco Systems Inc. (b)                      9          165
   Qualcomm Inc. (b)                           1           45
--------------------------------------            ------------
                                                          210

--------------------------------------
Wireless Telecommunications - 0.7%
--------------------------------------
   Sprint Corp. (PCS Group) (b)                2           44
--------------------------------------            ------------

--------------------------------------
     Total Common Stocks
       (cost $5,383)                                    5,860
--------------------------------------            ------------

                     See notes to the financial statements.

                                            Shares      Value
--------------------------------------------------------------


Short Term Investment - 4.4%
--------------------------------------
U.S. Government Agency -  4.4%
--------------------------------------
   Federal Home Loan Mortgage
    Corp., 1.47%, 01/02/02            $      272   $      272
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investment
       (cost $272)                                        272
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
--------------------------------------
   (cost $5,655)                                   $    6,132
--------------------------------------            ============

--------------------------------------------------------------
 AIM/JNL Small Cap Growth Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 87.9%
--------------------------------------
Advertising - 0.2%
--------------------------------------
   Getty Images Inc. (b)                       1   $       21
--------------------------------------

--------------------------------------
Aerospace & Defense - 0.7%
--------------------------------------
   EDO Corp.                                   1           13
   Engineered Support Systems Inc.             1           21
   Titan Corp. (b)                             1           22
--------------------------------------            ------------
                                                           56
--------------------------------------
Airlines - 0.2%
--------------------------------------
   Frontier Airlines Inc. (b)                  1           17
--------------------------------------

--------------------------------------
Apparel - 0.4%
--------------------------------------
   The Gymboree Corp. (b)                      3           36
--------------------------------------

--------------------------------------
Banks - 1.5%
--------------------------------------
   Greater Bay Bancorp.                        1           31
   Prosperity Bancshares Inc.                  1           19
   Southwest Bancorp. of Texas Inc. (b)        1           39
   Sterling Bancshares Inc.                    1           13
   Whitney Holding Corp.                       -           18
--------------------------------------            ------------
                                                          120

--------------------------------------
Biotechnology - 2.0%
--------------------------------------
   Aksys Ltd. (b)                              2            8
   Cambrex Corp.                               1           31
   Charles River Laboratories                  1           30
   International Inc. (b)
   Genencor International Inc. (b)             2           24
   Integra LifeSciences Holdings
   Corp. (b)                                   1           16
   Invitrogen Corp. (b)                        1           31
   Transkaryotic Therapies Inc. (b)            -           12
--------------------------------------            ------------
                                                          152

--------------------------------------
Chemicals - 0.4%
--------------------------------------
   OM Group Inc.                               1           33
--------------------------------------

--------------------------------------
Commercial Services - 5.3%
--------------------------------------
   AdminiStaff Inc. (b)                        1           30
   Albany Molecular Research Inc. (b)          1           34
   Apollo Group Inc. (b)                       1           27
   Career Education Corp. (b)                  1           27
   Corporate Executive Board Co. (b)           1           40
   Education Management Corp. (b)              1           36
   F.Y.I. Inc. (b)                             1           20
   First Health Group Corp. (b)                2           42
   Forrester Research Inc. (b)                 1           16
   ICON Plc - ADR (b)                          1           15
   Iron Mountain Inc. (b)                      1           48
   Pharmaceutical Product Development Inc.(b)  1           29
   Rent-A-Center Inc. (b)                      1           30
   Valassis Communications Inc. (b)            -           14
--------------------------------------            ------------
                                                          408


--------------------------------------
Computers - 3.5%
--------------------------------------
   CACI International Inc. - Class A (b)       1   $       47
   Catapult Communications Corp. (b)           1           29
   Concurrent Computer Corp. (b)               1           21
   FactSet Research Systems Inc.               1           21
   Kronos Inc. (b)                             1           29
   M-Systems Flash Disk Pioneers
    Ltd. (b)                                   2           20
   McDATA Corp. (b)                            1           13
   MCSI Inc. (b)                               2           40
   Optimal Robotics Corp. - Class A (b)        -           14
   Virage Logic Corp. (b)                      2           40
--------------------------------------            ------------
                                                          274
--------------------------------------
Distribution & Wholesale - 0.4%
--------------------------------------
   ScanSource Inc. (b)                         1           33
--------------------------------------

--------------------------------------
Diversified Financial Services - 1.0%
--------------------------------------
   Affiliated Managers Group Inc. (b)          1           35
   Doral Financial Corp.                       1           19
   Federal Agricultural Mortgage Corp.
    - Class C (b)                              1           24
--------------------------------------            ------------
                                                           78

--------------------------------------
Electrical Components & Equipment -
0.9%
--------------------------------------
   Power-One Inc. (b)                          3           28
   Wilson Greatbatch Technologies
    Inc. (b)                                   1           40
--------------------------------------            ------------
                                                           68

--------------------------------------
Electronics - 5.3%
--------------------------------------
   Avnet Inc.                                  1           28
   FEI Co. (b)                                 2           60
   FLIR Systems Inc. (b)                       1           23
   li-Vi Inc. (b)                              2           29
   Keithley Instruments Inc.                   2           25
   Kemet Corp. (b)                             1           23
   Photon Dynamics Inc. (b)                    2           96
   SBS Technologies Inc. (b)                   1           12
   Tektronix Inc. (b)                          2           44
   Varian Inc. (b)                             2           68
--------------------------------------            ------------
                                                          408

--------------------------------------
Entertainment - 0.6%
--------------------------------------
   Macrovision Corp. (b)                       1           46
--------------------------------------

--------------------------------------
Environment Control - 0.5%
--------------------------------------
   Tetra Tech Inc. (b)                         2           37
--------------------------------------

--------------------------------------
Food - 2.5%
--------------------------------------
   Hain Celestial Group Inc. (b)               1           30
   Horizon Organic Holding Corp. (b)           2           25
   Performance Food Group Co. (b)              1           49
   United Natural Foods Inc. (b)               2           53
   Whole Foods Market Inc. (b)                 1           35
--------------------------------------            ------------
                                                          192

--------------------------------------
Healthcare - 10.8%
--------------------------------------
   Align Technology Inc. (b)                   2           10
   BioSource International Inc. (b)            2           20
   Bruker Axs Inc. (b)                         4           26
   Bruker Daltonics Inc. (b)                   2           25
   Covance Inc. (b)                            1           27
   Cytyc Corp. (b)                             1           29
   DaVita Inc. (b)                             2           42
   Diagnostic Products Corp.                   1           22
   Dianon Systems Inc. (b)                     1           36
   Haemonetics Corp. (b)                       -           10
   ICU Medical Inc. (b)                        1           36
   Impath Inc. (b)                             1           31
   Laboratory Corp. of America
    Holdings (b)                               -           32
   LifePoint Hospitals Inc. (b)                2           78
--------------------------------------

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   Lumenis Ltd. (b)                            1   $       28
   Luminex Corp. (b)                           1           14
   Med-Design Corp. (b)                        2           41
   Pediatrix Medical Group Inc. (b)            1           20
   Province Healthcare Co. (b)                 1           40
   Select Medical Corp. (b)                    1           21
   Specialty Laboratories Inc. (b)             1           38
   STERIS Corp. (b)                            2           27
   Techne Corp. (b)                            1           48
   Therasense Inc. (b)                         2           42
   Triad Hospitals Inc. (b)                    2           50
   Zoll Medical Corp. (b)                      1           43
--------------------------------------            ------------
                                                          836

--------------------------------------
Home Builders - 0.6%
--------------------------------------
   D.R. Horton Inc.                            1           26
   Toll Brothers Inc. (b)                      -           18
--------------------------------------            ------------
                                                           44

--------------------------------------
Home Furnishings - 1.0%
--------------------------------------
   Polycom Inc. (b)                            2           79
--------------------------------------

--------------------------------------
Household Products - 0.2%
--------------------------------------
   Fossil Inc. (b)                             1           13
--------------------------------------

--------------------------------------
Insurance - 0.7%
--------------------------------------
   Fidelity National Financial Inc.            1           22
   HCC Insurance Holdings Inc.                 1           30
--------------------------------------            ------------
                                                           52

--------------------------------------
Internet - 2.7%
--------------------------------------
   Avocent Corp. (b)                           1           27
   Digital Insight Corp. (b)                   1           16
   Internet Security Systems Inc. (b)          1           29
   Macromedia Inc. (b)                         1           20
   Netegrity Inc. (b)                          1           15
   OneSource Information Services
    Inc. (b)                                   2           20
   SkillSoft Corp. (b)                         1           23
   SonicWALL Inc. (b)                          3           58
--------------------------------------            ------------
                                                          208

--------------------------------------
Iron & Steel - 0.2%
--------------------------------------
   Gibraltar Steel Corp.                       1           12
--------------------------------------

--------------------------------------
Lodging - 0.1%
--------------------------------------
   Sun International Hotels Ltd. (b)           -           10
--------------------------------------

--------------------------------------
Machinery - 0.4%
--------------------------------------
   Brooks Automation Inc. (b)                  1           33
--------------------------------------

--------------------------------------
Manufacturing - 1.1%
--------------------------------------
   Applied Films Corp. (b)                     2           53
   Armor Holdings Inc. (b)                     1           30
--------------------------------------            ------------
                                                           83
--------------------------------------
Media - 1.9%
--------------------------------------
   Cox Radio Inc. (b)                          -           10
   Entercom Communications Corp. (b)           1           25
   Entravision Communications Corp. (b)        2           20
   Radio One Inc. (b)                          2           35
   Radio One Inc. - Class D (b)                2           40
   TiVo Inc. (b)                               3           16
--------------------------------------            ------------
                                                          146

--------------------------------------
Metal Fabrication & Hardware - 0.5%
--------------------------------------
   Shaw Group Inc. (b)                         2           38
--------------------------------------

--------------------------------------
Mining - 0.2%
--------------------------------------
   Massey Energy Co.                           -            8
   Summa Industries Inc. (b)                   1            7
--------------------------------------            ------------
                                                           15

--------------------------------------
Oil & Gas Producers - 2.6%
--------------------------------------
   Forest Oil Corp. (b)                        1   $       28
   Mitchell Energy & Development
    Corp. - Class A                            1           32
   Newfield Exploration Co. (b)                1           28
   Patterson-UTI Energy Inc. (b)               3           58
   Pride International Inc. (b)                2           26
   Spinnaker Exploration Co. (b)               1           29
--------------------------------------            ------------
                                                          201

--------------------------------------
Oil & Gas Services - 2.9%
--------------------------------------
   Cal Dive International Inc. (b)             2           52
   Hanover Compressor Co. (b)                  2           40
   Key Energy Services Inc. (b)                2           16
   National-Oilwell Inc. (b)                   1           12
   Tetra Technologies Inc. (b)                 1           17
   Universal Compression Holdings
    Inc. (b)                                   2           68
   Willbros Group Inc. (b)                     1           21
--------------------------------------            ------------
                                                          226

--------------------------------------
Pharmaceuticals - 6.1%
--------------------------------------
   Accredo Health Inc. (b)                     2           60
   Array Biopharma Inc. (b)                    3           37
   Barr Laboratories Inc. (b)                  -           32
   Cephalon Inc. (b)                           1           53
   Cima Labs Inc. (b)                          -           14
   Connetics Corp. (b)                         2           23
   Express Scripts Inc. -  Class A (b)         1           37
   First Horizon Pharmaceutical
    Corp. (b)                                  1           32
   Medicis Pharmaceutical Corp. -
    Class A (b)                                1           52
   Pain Therapeutics Inc. (b)                  2           19
   Priority Healthcare Corp. (b)               1           25
   SangStat Medical Corp. (b)                  3           49
   Taro Pharmaceutical Industries
    Ltd. (b)                                   1           40
--------------------------------------            ------------
                                                          473

--------------------------------------
Retail - 11.0%
--------------------------------------
   American Eagle Outfitters Inc. (b)          1           34
   Chico's Fas Inc. (b)                        2           60
   Christopher & Banks Corp. (b)               3          110
   Circuit City Stores Inc. - Carmax
    Group (b)                                  2           36
   Copart Inc. (b)                             2           54
   Deb Shops Inc.                              1           18
   dELiA*s Corp. - Class A (b)                 3           16
   Fred's Inc.                                 1           28
   HOT Topic Inc. (b)                          1           34
   Insight Enterprises Inc. (b)                2           47
   J. Jill Group Inc. (b)                      1           28
   Krispy Kreme Doughnuts Inc. (b)             1           27
   P.F. Changs China Bistro Inc. (b)           1           61
   Panera Bread Co. - Class A (b)              1           57
   Rare Hospitality International
    Inc. (b)                                   2           41
   Sonic Corp. (b)                             2           58
   Too Inc. (b)                                2           47
   Tweeter Home Entertainment Group
    Inc. (b)                                   1           41
   Ultimate Electronics Inc. (b)               1           24
   WET Seal Inc. (b)                           1           31
--------------------------------------            ------------
                                                          852

--------------------------------------
Semiconductors - 9.1%
--------------------------------------
   02Micro International Ltd. (b)              2           38
   Actel Corp. (b)                             2           30
   Alpha Industries Inc. (b)                   1           31
   ANADIGICS Inc. (b)                          1           12
   Applied Micro Circuits Corp. (b)            1           15
   Axt Inc. (b)                                1           18
   ChipPAC Inc. (b)                            3           22
   Credence Systems Corp. (b)                  2           28
   Cree Inc. (b)                               2           47
   Elantec Semiconductor Inc. (b)              1           50
--------------------------------------

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   Exar Corp. (b)                              1   $       21
   Genesis Microchip Inc. (b)                  1           60
   Globespan Virata Inc. (b)                   3           33
   HI/FN Inc. (b)                              1           16
   Integrated Circuit Systems Inc. (b)         2           38
   Kopin Corp. (b)                             2           34
   Kulicke & Soffa Industries Inc. (b)         1           18
   Microtune Inc. (b)                          1           19
   MIPS Technologies Inc. - Class A (b)        2           14
   Pixelworks Inc. (b)                         2           24
   Therma-Wave Inc. (b)                        1           16
   Trikon Technologies Inc. (b)                1           13
   Triquint Semiconductor Inc. (b)             2           21
   Varian Semiconductor Equipment
    Associates Inc. (b)                        1           38
   Zoran Corp. (b)                             1           46
--------------------------------------            ------------
                                                          702

--------------------------------------
Software - 4.5%
--------------------------------------
   Activision Inc. (b)                         1           26
   Aspen Technology Inc. (b)                   1           13
   Cerner Corp. (b)                            1           55
   Cognos Inc. (b)                             1           18
   Documentum Inc. (b)                         1           30
   Eclipsys Corp. (b)                          1           22
   Micromuse Inc. (b)                          2           23
   National Instruments Corp. (b)              1           34
   Pinnacle Systems Inc. (b)                   3           27
   ProBusiness Services Inc. (b)               2           30
   Red Hat Inc. (b)                            2           13
   SeaChange International Inc. (b)            1           48
   SmartForce Plc - ADR (b)                    -           10
--------------------------------------            ------------
                                                          349
--------------------------------------
Storage/Warehousing - 0.8%
--------------------------------------
   Mobile Mini Inc. (b)                        2           59
--------------------------------------

--------------------------------------
Telecommunications - 0.3%
--------------------------------------
   Intrado Inc. (b)                            1           21
--------------------------------------

--------------------------------------
Telecommunication Equipment - 2.9%
--------------------------------------
   Aeroflex Inc. (b)                           2           44
   Anaren Microwave Inc. (b)                   2           29
   CommScope Inc. (b)                          1           30
   Harmonic Inc. (b)                           2           23
   SymmetriCom Inc. (b)                        2           13
   Tellium Inc. (b)                            2           11
   Tollgrade Communications Inc. (b)           1           30
   UTStarcom Inc. (b)                          2           43
--------------------------------------            ------------
                                                          223

--------------------------------------
Transportation - 0.4%
--------------------------------------
   GulfMark Offshore Inc. (b)                  1           31
--------------------------------------

--------------------------------------
Wireless Telecommunications - 1.5%
--------------------------------------
   AirGate PCS Inc. (b)                        1           55
   Powerwave Technologies Inc. (b)             2           36
   REMEC Inc. (b)                              2           17
   Rural Cellular Corp. - Class A (b)          -            9
--------------------------------------            ------------
                                                          117
                                                  ------------

--------------------------------------
     Total Common Stocks
       (cost $5,915)                                    6,802
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 12.1%
--------------------------------------
Money Market Fund - 0.0%
--------------------------------------
   Dreyfus Cash Management Plus,               1            1
   2.29% (a)
--------------------------------------

--------------------------------------
U.S. Government Agency - 12.1%
--------------------------------------
   Federal Home Loan Mortgage
    Corp.,        1.47%, 01/02/02     $      938   $      938
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investments
       (cost $939)                                        939
--------------------------------------            ------------


--------------------------------------
Total Investments - 100%
   (cost $6,854)                                   $    7,741
--------------------------------------            ============


--------------------------------------------------------------
 AIM/JNL Value II Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 88.0%
--------------------------------------
Advertising - 2.5%
--------------------------------------
   Omnicom Group Inc.                          4   $      366
--------------------------------------

--------------------------------------
Apparel - 1.2%
--------------------------------------
   Coach Inc. (b)                              4          168
--------------------------------------

--------------------------------------
Banks - 1.5%
--------------------------------------
   Bank of New York Co. Inc.                   5          220
--------------------------------------

--------------------------------------
Commercial Services - 2.6%
--------------------------------------
   Concord EFS Inc. (b)                       11          374
--------------------------------------

--------------------------------------
Computers - 6.4%
--------------------------------------
   Affiliated Computer Services Inc.
    - Class A (b)                              2          170
   BISYS Group Inc. (b)                        5          339
   Cadence Design Systems Inc. (b)             9          199
   International Business Machines
    Corp.                                      1          145
   NetScreen Technologies Inc. (b)             3           73
--------------------------------------            ------------
                                                          926
--------------------------------------
Diversified Financial Services - 8.8%
--------------------------------------
   Capital One Financial Corp.                 3          173
   Citigroup Inc.                              7          374
   Fannie Mae                                  3          215
   Freddie Mac                                 3          216
   Lehman Brothers Holdings Inc.               3          166
   Morgan Stanley Dean Witter & Co.            2          123
--------------------------------------            ------------
                                                        1,267

--------------------------------------
Electric - 2.0%
--------------------------------------
   Calpine Corp. (b)                           4           64
   Duke Energy Corp.                           6          231
--------------------------------------           ------------
                                                          295

--------------------------------------
Electronics - 3.5%
--------------------------------------
   Celestica Inc. (b)                          6          222
   Flextronics International Ltd. (b)          6          132
   Waters Corp. (b)                            4          143
--------------------------------------            ------------
                                                          497

--------------------------------------
Engineering & Construction - 1.4%
--------------------------------------
   Jacobs Engineering Group Inc. (b)           3          198
--------------------------------------

--------------------------------------
Healthcare - 10.0%
--------------------------------------
   Baxter International Inc.                   7          359
   Biomet Inc.                                 3           87
   HCA Inc.                                    7          270
   LifePoint Hospitals Inc. (b)                7          225
   Quest Diagnostics Inc. (b)                  4          301
   Wellpoint Health Networks Inc. (b)          2          198
--------------------------------------            ------------
                                                        1,440

--------------------------------------
Insurance - 7.4%
--------------------------------------
   ACE Ltd.                                    4          145
   AFLAC Inc.                                  3           71
   AMBAC Financial Group Inc.                  4          255
--------------------------------------

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------


   Everest Re Group Inc.                       6   $      431
   Willis Group Holdings Ltd. (b)              7          172
--------------------------------------            ------------
                                                        1,074

--------------------------------------
Internet - 1.0%
--------------------------------------
   Check Point Software Technologies
    Ltd. (b)                                   4          144
--------------------------------------

--------------------------------------
Leisure Time - 0.6%
--------------------------------------
   Royal Caribbean Cruises Ltd.                5           81
--------------------------------------

--------------------------------------
Manufacturing - 5.6%
--------------------------------------
   General Electric Co.                        8          305
   Tyco International Ltd.                     9          500
--------------------------------------            ------------
                                                          805

--------------------------------------
Media - 4.2%
--------------------------------------
   Charter Communications Inc. (b)            13          212
   Comcast Corp. (b)                           5          162
   Univision Communications Inc. (b)           6          235
--------------------------------------            ------------
                                                          609

--------------------------------------
Metal Fabrication & Hardware - 0.5%
--------------------------------------
     The Shaw Group Inc. (b)                   3           71
--------------------------------------

--------------------------------------
Oil & Gas Producers - 3.0%
--------------------------------------
   BP Plc - ADR                                3          149
   Ensco International Inc.                    9          211
   GlobalSantaFe Corp.                         3           71
--------------------------------------            ------------
                                                          431

--------------------------------------
Oil & Gas Services - 2.9%
--------------------------------------
     Baker Hughes Inc.                         3           91
     BJ Services Co. (b)                       4          136
     Weatherford International Inc. (b)        5          186
--------------------------------------            ------------
                                                          413

--------------------------------------
Pharmaceuticals - 6.9%
--------------------------------------
   Allergan Inc.                               3          195
   Biovail Corp. (b)                           3          158
   Elan Corp. Plc - ADR (b)                    5          212
   King Pharmaceuticals Inc. (b)               4          152
   Pfizer Inc.                                 7          271
--------------------------------------            ------------
                                                          988

--------------------------------------
Pipelines - 0.9%
--------------------------------------
   Dynegy Inc. - Class A                       5          135
--------------------------------------

--------------------------------------
Retail - 4.8%
--------------------------------------
   Abercrombie & Fitch Co. - Class A (b)       4          114
   BJ's Wholesale Club Inc. (b)                3          146
   CDW Computer Centers Inc. (b)               2          124
   Target Corp.                                7          304
--------------------------------------            ------------
                                                          688

--------------------------------------
Semiconductors - 2.2%
--------------------------------------
   ASML Holding NV - NYS (b)                   8          138
   Microchip Technology Inc. (b)               5          182
--------------------------------------            ------------
                                                          320

--------------------------------------
Software - 4.1%
--------------------------------------
   First Data Corp.                            4          298
   Microsoft Corp. (b)                         2          152
   PeopleSoft Inc. (b)                         4          145
--------------------------------------            ------------
                                                          595

--------------------------------------
Telecommunications - 1.3%
--------------------------------------
   Amdocs Ltd. (b)                             5          183
--------------------------------------

--------------------------------------
Telecommunications Equipment - 0.7%
--------------------------------------
   Nokia Corp. - ADR                           4           96
--------------------------------------

--------------------------------------
Wireless Telecommunications - 2.0%
--------------------------------------
   Sprint Corp. (PCS Group) (b)               12          290
--------------------------------------            ------------

--------------------------------------
     Total Common Stocks
       (cost $11,470)                              $   12,674
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 12.0%
--------------------------------------
Money Market Fund - 0.0%
--------------------------------------
   Dreyfus Cash Management Plus,               1            1
       2.29% (a)
--------------------------------------

--------------------------------------
U.S. Government Agency - 9.9%
--------------------------------------
   Federal Home Loan Mortgage
    Corp.,        1.47%, 01/02/02     $    1,433        1,433
--------------------------------------

--------------------------------------
U.S. Treasury Security - 2.1%
--------------------------------------
   U.S. Treasury Bill, 1.71%,
    03/21/02 (l)                             300          299
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investments
       (cost $1,733)                                    1,733
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $13,203)                                  $   14,407
--------------------------------------            ============

--------------------------------------------------------------
Schedule of Futures Contracts, December 31, 2001:
--------------------------------------------------------------
                                                   Unrealized
   Contracts                                      Appreciation
--------------                                    ------------
     11         S&P 500 E-mini Future
                Expiration March 2002              $        3
                                                  ============


--------------------------------------------------------------
 JNL/Alger Growth Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 97.8%
--------------------------------------
Aerospace & Defense - 0.5%
--------------------------------------
   General Dynamics Corp.                     21   $    1,696
--------------------------------------

--------------------------------------
Banks - 2.0%
--------------------------------------
   JP Morgan Chase & Co.                     183        6,665
--------------------------------------

--------------------------------------
Beverages - 2.5%
--------------------------------------
   Anheuser-Busch Cos. Inc.                   74        3,352
   PepsiCo Inc.                              103        5,022
--------------------------------------            ------------
                                                        8,374

--------------------------------------
Biotechnology - 3.8%
--------------------------------------
   Amgen Inc. (b)                            102        5,751
   Genzyme Corp.-General Division (b)         45        2,670
   Immunex Corp. (b)                         158        4,364
--------------------------------------            ------------
                                                       12,785

--------------------------------------
Commercial Services - 1.1%
--------------------------------------
   Cendant Corp. (b)                         182        3,569
--------------------------------------

--------------------------------------
Computers - 4.4%
--------------------------------------
   Dell Computer Corp. (b)                   247        6,719
   Sun Microsystems Inc. (b)                 648        7,994
--------------------------------------            ------------
                                                       14,713

--------------------------------------
Diversified Financial Services -
          8.0%
--------------------------------------
   Capital One Financial Corp.                33        1,791
   Citigroup Inc.                            242       12,192
   Freddie Mac                                54        3,499
   Merrill Lynch & Co. Inc.                  175        9,103
--------------------------------------            ------------
                                                       26,585

--------------------------------------
Electronics - 0.7%
--------------------------------------
   Flextronics International Ltd. (b)         74        1,779
   Sanmina-SCI Corp. (b)                      36          716
--------------------------------------            ------------
                                                        2,495

--------------------------------------
Healthcare - 10.1%
--------------------------------------
   Baxter International Inc.                 191       10,243

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   Johnson & Johnson                         142   $    8,398
   Medtronic Inc.                            116        5,961
   Tenet Healthcare Corp. (b)                156        9,163
--------------------------------------            ------------
                                                       33,765

--------------------------------------
Insurance - 5.2%
--------------------------------------
   American International Group Inc.         154       12,220
   Chubb Corp.                                51        3,516
   Marsh & McLennan Cos. Inc.                 16        1,671
--------------------------------------            ------------
                                                       17,407

--------------------------------------
Internet - 4.4%
--------------------------------------
   eBay Inc. (b)                             195       13,039
   VeriSign Inc. (b)                          40        1,504
--------------------------------------            ------------
                                                       14,543

--------------------------------------
Manufacturing - 7.1%
--------------------------------------
   General Electric Co.                      215        8,599
   Tyco International Ltd.                   259       15,226
--------------------------------------            ------------
                                                       23,825

--------------------------------------
Media - 2.1%
--------------------------------------
   AOL Time Warner Inc. (b)                  120        3,849
   Viacom Inc. - Class B (b)                  73        3,203
--------------------------------------            ------------
                                                        7,052

--------------------------------------
Oil & Gas Producers - 2.2%
--------------------------------------
   Chevron Texaco Corp. (b)                   44        3,961
   Nabors Industries Inc. (b)                 44        1,517
   Transocean Sedco Forex Inc.                54        1,840
--------------------------------------            ------------
                                                        7,318

--------------------------------------
Oil & Gas Services - 1.0%
--------------------------------------
   BJ Services Co. (b)                       106        3,423
--------------------------------------

--------------------------------------
Pharmaceuticals - 13.0%
--------------------------------------
   Abbott Laboratories                        92        5,107
   American Home Products Corp.              156        9,544
   Cardinal Health Inc.                      104        6,712
   Forest Laboratories Inc. (b)               41        3,319
   King Pharmaceuticals Inc. (b)              50        2,123
   MedImmune Inc. (b)                         44        2,016
   Merck & Co. Inc.                          143        8,379
   Pfizer Inc.                               156        6,227
--------------------------------------            ------------
                                                       43,427

--------------------------------------
Retail - 8.2%
--------------------------------------
   Best Buy Co. Inc. (b)                      46        3,396
   Home Depot Inc.                           135        6,866
   Lowe's Cos. Inc.                           73        3,402
   Wal-Mart Stores Inc.                      237       13,613
--------------------------------------            ------------
                                                       27,277

--------------------------------------
Semiconductors - 6.1%
--------------------------------------
   Analog Devices Inc. (b)                    75        3,323
   Intel Corp.                               126        3,966
   Linear Technology Corp.                    42        1,657
   Micron Technology Inc. (b)                 88        2,714
   Taiwan Semiconductor Manufacturing
    Co. Ltd. (b)                             417        7,158
   Texas Instruments Inc.                     61        1,694
--------------------------------------            ------------
                                                       20,512

--------------------------------------
Software - 10.0%
--------------------------------------
   First Data Corp.                          165       12,952
   Intuit Inc. (b)                           100        4,272
   Microsoft Corp. (b)                       197       13,085
   Oracle Corp. (b)                          216        2,987
--------------------------------------            ------------
                                                       33,296

--------------------------------------
Telecommunications Equipment - 3.9%
--------------------------------------
   JDS Uniphase Corp. (b)                     87          760
   Nokia Corp. - ADR                         438       10,732
   Qualcomm Inc. (b)                          34        1,697
--------------------------------------            ------------
                                                       13,189

--------------------------------------
Tobacco - 1.5%
--------------------------------------
   Philip Morris Cos. Inc.                   108   $    4,959
--------------------------------------            ------------

--------------------------------------
     Total Common Stocks
       (cost $312,780)                                326,875
--------------------------------------            ------------

--------------------------------------
Short Term Investment - 2.2%
--------------------------------------
Money Market Fund - 2.2%
--------------------------------------
   Dreyfus Cash Management Plus,           7,416        7,416
    2.29% (a)
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investment
       (cost $7,416)                                    7,416
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $320,196)                                 $  334,291
--------------------------------------            ============

--------------------------------------------------------------
 JNL/Alliance Growth Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 97.5%
--------------------------------------
Commercial Services - 0.7%
--------------------------------------
   Concord EFS Inc. (b)                       26   $      856
--------------------------------------

--------------------------------------
Computers - 5.9%
--------------------------------------
   Dell Computer Corp. (b)                    18          478
   Electronic Data Systems Corp.              83        5,662
   International Business Machines
    Corp.                                      8          992
   Sun Microsystems Inc. (b)                  41          500
   Veritas Software Corp. (b)                 14          623
--------------------------------------            ------------
                                                        8,255

--------------------------------------
Cosmetics & Personal Care - 0.9%
--------------------------------------
   Colgate-Palmolive Co.                      23        1,334
--------------------------------------

--------------------------------------
Diversified Financial Services - 7.4%
--------------------------------------
   Citigroup Inc.                            150        7,582
   Fannie Mae                                 17        1,359
   Freddie Mac                                76        4,951
   Goldman Sachs Group Inc.                    6          529
   Household International Inc.               54        3,129
   MBNA Corp.                                181        6,368
   Merrill Lynch & Co. Inc.                   23        1,209
   Morgan Stanley Dean Witter & Co.           19        1,040
--------------------------------------            ------------
                                                       26,167

--------------------------------------
Healthcare - 9.5%
--------------------------------------
   Baxter International Inc.                  47        2,510
   Johnson & Johnson                          59        3,493
   Medtronic Inc.                             24        1,244
   Tenet Healthcare Corp. (b)                 52        3,065
   UnitedHealth Group Inc.                    30        2,137
   Wellpoint Health Networks Inc. (b)          8          958
--------------------------------------            ------------
                                                       13,407

--------------------------------------
Insurance - 2.2%
--------------------------------------
   American International Group Inc.          37        2,970
   The Principal Financial Group (b)           7          163
--------------------------------------            ------------
                                                        3,133

--------------------------------------
Leisure Time - 0.7%
--------------------------------------
     Harley-Davidson Inc.                     17          945
--------------------------------------

--------------------------------------
Manufacturing - 10.1%
--------------------------------------
   General Electric Co.                      181        7,246
   Tyco International Ltd.                   120        7,049
--------------------------------------            ------------
                                                       14,295

--------------------------------------
Media - 7.4%
--------------------------------------
   AOL Time Warner Inc. (b)                  153        4,898

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   Clear Channel Communications Inc.(b)       19   $      947
   Comcast Corp.  (b)                         31        1,123
   Liberty Media Corp. (b)                    96        1,338
   Viacom Inc. - Class B (b)                  49        2,181
--------------------------------------            ------------
                                                       10,487

--------------------------------------
Pharmaceuticals - 8.2%
--------------------------------------
   American Home Products Corp.               10          632
   Cardinal Health Inc.                       46        2,942
   Pfizer Inc.                               168        6,688
   Schering-Plough Corp.                      39        1,389
--------------------------------------            ------------
                                                       11,651

--------------------------------------
Retail - 12.8%
--------------------------------------
   Home Depot Inc.                            88        4,479
   Kohl's Corp. (b)                          100        7,058
   Target Corp.                               53        2,159
   Wal-Mart Stores Inc.                       26        1,508
   Walgreen Co.                               84        2,814
--------------------------------------            ------------
                                                       18,018

--------------------------------------
Semiconductors - 2.5%
--------------------------------------
   Intel Corp.                                87        2,733
   Maxim Integrated Products Inc. (b)          7          368
   Texas Instruments Inc.                     16          445
--------------------------------------            ------------
                                                        3,546

--------------------------------------
Software - 4.9%
--------------------------------------
   First Data Corp.                           11          855
   Microsoft Corp. (b)                        92        6,097
--------------------------------------            ------------
                                                        6,952

--------------------------------------
Telecommunications Equipment - 7.2%
--------------------------------------
   Cisco Systems Inc. (b)                    201        3,646
   Nokia Corp. - ADR                         268        6,567
--------------------------------------            ------------
                                                       10,213

--------------------------------------
Tobacco - 0.4%
--------------------------------------
   Philip Morris Cos. Inc.                    13          610
--------------------------------------

--------------------------------------
Wireless Telecommunications - 5.6%
--------------------------------------
   AT&T Wireless Services Inc. (b)           286        4,116
   Sprint Corp. (PCS Group) (b)               78        1,910
   Vodafone Group Plc - ADR                   72        1,836
--------------------------------------            ------------
                                                        7,862
                                                  ------------

--------------------------------------
     Total Common Stocks
       (cost $146,299)                                137,731
--------------------------------------            ------------

--------------------------------------
Short Term Investment - 2.5%
--------------------------------------
Money Market Fund - 2.5%
--------------------------------------
   Dreyfus Cash Management Plus,           3,566        3,566
   2.29% (a)
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investment
       (cost $3,566)                                    3,566
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $149,865)                                 $  141,297
--------------------------------------            ============


--------------------------------------------------------------
 JNL/Eagle Core Equity Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 90.0%
--------------------------------------
Advertising - 0.6%
--------------------------------------
   Omnicom Group Inc.                         12   $    1,072
--------------------------------------

--------------------------------------
Airlines - 0.8%
--------------------------------------
   Southwest Airlines Co.                     75        1,386
--------------------------------------

--------------------------------------
Auto Parts & Equipment - 0.8%
--------------------------------------
     Delphi Automotive Systems Corp.         110        1,503
--------------------------------------

--------------------------------------
Banks - 4.1%
--------------------------------------
   Bank of America Corp.                      21   $    1,322
   Compass Bancshares Inc.                    19          538
   JP Morgan Chase & Co.                      56        2,032
   PNC Financial Services Group Inc.           8          450
   Synovus Financial Corp.                    58        1,440
   US Bancorp                                 70        1,465
--------------------------------------            ------------
                                                        7,247

--------------------------------------
Beverages - 2.0%
--------------------------------------
   Anheuser-Busch Cos. Inc.                   56        2,525
   Coca-Cola Co.                              14          665
   PepsiCo Inc.                                9          438
--------------------------------------            ------------
                                                        3,628

--------------------------------------
Biotechnology - 0.3%
--------------------------------------
   Amgen Inc. (b)                             10          576
--------------------------------------

--------------------------------------
Chemicals - 2.6%
--------------------------------------
   E.I. du Pont de Nemours                    25        1,073
   Praxair Inc.                               31        1,691
   Rohm and Haas Co.                          54        1,870
--------------------------------------            ------------
                                                        4,634

--------------------------------------
Computers - 3.4%
--------------------------------------
   Compaq Computer Corp.                     219        2,138
   Dell Computer Corp. (b)                    23          626
   EMC Corp. (b)                              28          370
   International Business Machines
    Corp.                                     18        2,135
   Sun Microsystems Inc. (b)                   4           48
   Veritas Software Corp. (b)                 18          789
--------------------------------------            ------------
                                                        6,106

--------------------------------------
Cosmetics & Personal Care - 1.1%
--------------------------------------
   Avon Products Inc.                         17          791
   Procter & Gamble Co.                       14        1,076
--------------------------------------            ------------
                                                        1,867

--------------------------------------
Diversified Financial Services - 7.4%
--------------------------------------
   American Express Co.                       18          632
   Citigroup Inc.                            121        6,119
   Freddie Mac                                41        2,675
   Goldman Sachs Group Inc.                   11        1,039
   Lehman Brothers Holdings Inc.              39        2,625
--------------------------------------            ------------
                                                       13,090

--------------------------------------
Electric - 0.6%
--------------------------------------
   NiSource Inc.                              20          461
   Teco Energy Inc.                           20          525
--------------------------------------            ------------
                                                          986

--------------------------------------
Electronics - 1.2%
--------------------------------------
   Applied Biosystems Group -
    Applera Corp.                              5          200
   Flextronics International Ltd. (b)         10          249
   Koninklijke Philips Electronics
    NV - NYS                                  17          487
   Sanmina-SCI Corp. (b)                      24          478
   Solectron Corp. (b)                        60          677
--------------------------------------            ------------
                                                        2,091

--------------------------------------
Food - 1.6%
--------------------------------------
   Kraft Foods Inc.                           27          919
   Kroger Co. (b)                             47          989
   Sysco Corp.                                37          975
--------------------------------------            ------------
                                                        2,883

--------------------------------------
Forest Products & Paper - 1.1%
--------------------------------------
   International Paper Co.                    48        1,937
--------------------------------------

--------------------------------------
Gas - 0.3%
--------------------------------------
   UGI Corp.                                  18          544
--------------------------------------

--------------------------------------
Healthcare - 2.8%
--------------------------------------
   Bausch & Lomb Inc.                         17          652

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   Baxter International Inc.                   6   $      308
   HCA Inc.                                   45        1,734
   Johnson & Johnson                          22        1,297
   Medtronic Inc.                             20        1,024
--------------------------------------            ------------
                                                        5,015

--------------------------------------
Insurance - 3.5%
--------------------------------------
   American International Group Inc.          20        1,589
   AON Corp.                                  14          501
   Hartford Financial Services Group
    Inc.                                      35        2,199
   Marsh & McLennan Cos. Inc.                  6          645
   MetLife Inc.                               39        1,235
--------------------------------------            ------------
                                                        6,169

--------------------------------------
Internet - 0.2%
--------------------------------------
   VeriSign Inc. (b)                          10          365
--------------------------------------

--------------------------------------
Investment Companies - 0.8%
--------------------------------------
   Allied Capital Corp.                       55        1,430
--------------------------------------

--------------------------------------
Lodging - 0.4%
--------------------------------------
   Harrah's Entertainment Inc. (b)            18          668
--------------------------------------

--------------------------------------
Machinery - 2.8%
--------------------------------------
   Caterpillar Inc.                           40        2,090
   Deere & Co.                                18          786
   Dover Corp.                                56        2,068
--------------------------------------            ------------
                                                        4,944

--------------------------------------
Manufacturing - 3.4%
--------------------------------------
   General Electric Co.                       36        1,459
   Harsco Corp.                               29          995
   Minnesota Mining & Manufacturing Co.        5          591
   Pall Corp.                                 18          433
   SPX Corp. (b)                              19        2,601
--------------------------------------            ------------
                                                        6,079

--------------------------------------
Media - 8.2%
--------------------------------------
   Adelphia Communications Corp. -
    Class A (b)                               24          761
   AOL Time Warner Inc. (b)                   30          949
   Clear Channel Communications Inc. (b)      18          899
   Comcast Corp. (b)                          44        1,589
   Cox Communications Inc. (b)                28        1,176
   Gannett Co. Inc.                           42        2,797
   Gemstar-TV Guide International
    Inc. (b)                                  22          600
   Liberty Media Corp. (b)                    82        1,147
   McGraw-Hill Cos. Inc.                      12          713
   Viacom Inc. - Class A (b)                  62        2,744
   Viacom Inc. - Class B (b)                  23        1,023
   Walt Disney Co.                            10          206
--------------------------------------            ------------
                                                       14,604

--------------------------------------
Oil & Gas Producers - 6.7%
--------------------------------------
   BP Plc - ADR                               64        2,996
   Conoco Inc.                                30          851
   Exxon Mobil Corp.                          47        1,863
   GlobalSantaFe Corp.                        60        1,711
   Ocean Energy Inc.                          70        1,344
   Royal Dutch Petroleum Co. - NYS            40        1,961
   Transocean Sedco Forex Inc.                36        1,200
--------------------------------------            ------------
                                                       11,926

--------------------------------------
Pharmaceuticals - 9.0%
--------------------------------------
   Abbott Laboratories                         9          507
   American Home Products Corp.               38        2,332
   Biovail Corp. (b)                           4          197
   Bristol-Myers Squibb Co.                   45        2,272
   Eli Lilly & Co.                             5          373
   Forest Laboratories Inc. (b)                5          377
   Merck & Co. Inc.                           49        2,855
   Pfizer Inc.                                76        3,043
   Pharmacia Corp.                            93        3,956
--------------------------------------            ------------
                                                       15,912

--------------------------------------
Pipelines - 2.0%
--------------------------------------
   El Paso Corp.                              78        3,495
--------------------------------------

--------------------------------------
Real Estate - 1.0%
--------------------------------------
   Boston Properties Inc.                      8          304
   Equity Office Properties Trust             17          511
   Kimco Realty Corp.                          5          147
   Nationwide Health Properties Inc.          27          505
   Public Storage Inc.                        11          367
--------------------------------------            ------------
                                                        1,834

--------------------------------------
Retail - 5.6%
--------------------------------------
   American Eagle Outfitters Inc. (b)         38          994
   Costco Wholesale Corp. (b)                 13          590
   Federated Department Stores Inc. (b)       47        1,921
   Home Depot Inc.                            45        2,290
   Lowe's Cos. Inc.                           14          645
   The Limited Inc.                           27          397
   Wal-Mart Stores Inc.                       55        3,183
--------------------------------------            ------------
                                                       10,020

--------------------------------------
Savings & Loans - 0.9%
--------------------------------------
   Charter One Financial Inc.                 29          798
   Dime Bancorp. Inc.                         23          823
--------------------------------------            ------------
                                                        1,621

--------------------------------------
Semiconductors - 4.5%
--------------------------------------
   Agere Systems Inc. (b)                     25          143
   Altera Corp. (b)                           23          483
   Broadcom Corp. (b)                         28        1,141
   Intel Corp.                                62        1,936
   LSI Logic Corp. (b)                        35          548
   Micron Technology Inc. (b)                 25          786
   National Semiconductor Corp. (b)           11          336
   Taiwan Semiconductor Manufacturing
    Co. Ltd. (b)                              30          520
   Teradyne Inc. (b)                          26          790
   Texas Instruments Inc.                     35          984
   United Microelectronics (b)                29          280
--------------------------------------            ------------
                                                        7,947

--------------------------------------
Software - 3.2%
--------------------------------------
   Intuit Inc. (b)                            13          535
   Microsoft Corp. (b)                        77        5,133
--------------------------------------            ------------
                                                        5,668

--------------------------------------
Telecommunications - 3.3%
--------------------------------------
   Alltel Corp.                               11          667
   BellSouth Corp.                            25          954
   SBC Communications Inc.                    58        2,264
   Verizon Communications Inc.                43        2,022
--------------------------------------            ------------
                                                        5,907

--------------------------------------
Telecommunications Equipment - 1.5%
--------------------------------------
   ADC Telecommunications Inc. (b)            48          222
   Cisco Systems Inc. (b)                    119        2,146
   Qualcomm Inc. (b)                           7          341
--------------------------------------            ------------
                                                        2,709

--------------------------------------
Tobacco - 0.7%
--------------------------------------
   Philip Morris Cos. Inc.                    26        1,206
--------------------------------------

--------------------------------------
Transportation - 0.8%
--------------------------------------
   United Parcel Service Inc.                 27        1,452
--------------------------------------

--------------------------------------
Water - 0.3%
--------------------------------------
   American Water Works Inc.                  10          418
--------------------------------------

--------------------------------------
Wireless Telecommunications - 0.5%
--------------------------------------
   Nextel Communications Inc. (b)             73          800
                                                  ------------

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

--------------------------------------
     Total Common Stocks
       (cost $154,929)                             $  159,739
--------------------------------------            ------------

--------------------------------------
Corporate  Bonds - 1.6%
--------------------------------------
Healthcare - 0.1%
--------------------------------------
   Community Health Systems,
--------------------------------------
    4.25%, 10/15/08 (j)               $      240          240
--------------------------------------

--------------------------------------
Insurance - 0.4%
--------------------------------------
   Loews Corp., 3.125%, 09/15/07 (j)         750          639
--------------------------------------

--------------------------------------
Media - 0.6%
--------------------------------------
   AT&T Corp. - Liberty Media,
    3.25%, 03/15/31 (j)                      290          284
   Charter Communications, 4.75%,
    06/01/06 (j)                             510          465
   Liberty Media, 3.25%, 03/15/31
    (e) (j)                                  330          323
--------------------------------------            ------------
                                                        1,072

--------------------------------------
Oil & Gas Services - 0.4%
--------------------------------------
   Hanover Compressor Co., 4.75%,            765          703
    03/15/08 (j)
--------------------------------------

--------------------------------------
Retail - 0.1%
--------------------------------------
   Charming Shoppes Inc., 7.50%,             280          277
   07/15/06 (j)
--------------------------------------            ------------

--------------------------------------
     Total Corporate Bonds
       (cost $2,976)                                    2,931
--------------------------------------            ------------

--------------------------------------
Preferred Stocks - 1.6%
--------------------------------------
Electric - 0.3%
--------------------------------------
   Reliant Energy Inc., 2.00%                 11          540
--------------------------------------

--------------------------------------
Food - 0.6%
--------------------------------------
     Suiza Capital Trust II, 5.50%            21        1,044
--------------------------------------

--------------------------------------
Retail - 0.4%
--------------------------------------
   Wendy's International Inc., 5.00%          13          728
--------------------------------------

--------------------------------------
Telecommunications Equipment - 0.3%
--------------------------------------
   Lucent Technologies Inc., 8.00%,            -          543
   08/01/31 (j) (e)
----------------------------------------          ------------

--------------------------------------
     Total Preferred Stocks
       (cost $2,866)                                    2,855
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 6.8%
--------------------------------------
Money Market Funds - 6.8%
--------------------------------------
   Dreyfus Cash Management Plus,           8,798        8,798
2.29% (a)
----------------------------------------
   Dreyfus Government Cash
    Management,        2.15% (a)           3,336        3,336
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investments
       (cost $12,134)                                  12,134
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $172,905)                                 $  177,659
--------------------------------------            ============


--------------------------------------------------------------
Summary of  Written Call Options for the Year Ended December
      31, 2001 (Premiums in thousands):
--------------------------------------------------------------
                                      Number of    Premiums
                                      Contracts
------------------------------------------------- ------------
Options outstanding at December 31,          25   $       17
     2000
  Options written during the period         212           62
  Options closed during the period          (92)         (29)
  Options expired during the period        (145)         (50)
------------------------------------- ----------- ------------
Options outstanding at December 31,           -   $        -
     2001
                                     ============ ============


--------------------------------------------------------------
 JNL/Eagle SmallCap Equity Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 96.2%
--------------------------------------

--------------------------------------
Banks - 1.9%
--------------------------------------
   The Colonial BancGroup Inc.                40   $      564
   Compass Bancshares Inc.                     6          170
   Trustco Bank Corp. NY                     112        1,409
--------------------------------------            ------------
                                                        2,143

--------------------------------------
Biotechnology - 1.5%
--------------------------------------
   Collateral Therapeutics Inc. (b)           73          454
   Serologicals Corp. (b)                     57        1,226
--------------------------------------            ------------
                                                        1,680

--------------------------------------
Chemicals - 1.6%
--------------------------------------
   OM Group Inc.                              28        1,833
--------------------------------------

--------------------------------------
Commercial Services - 4.2%
--------------------------------------
   Alliance Data Systems Corp. (b)            82        1,560
   Spherion Corp. (b)                        210        2,050
   The Advisory Board Co. (b)                  5          139
   Wackenhut Corp. (b)                        55        1,040
--------------------------------------            ------------
                                                        4,789

--------------------------------------
Computers - 2.5%
--------------------------------------
   FactSet Research Systems Inc.              80        2,796
--------------------------------------

--------------------------------------
Distribution & Wholesale - 2.6%
--------------------------------------
   Hughes Supply Inc.                         96        2,964
--------------------------------------

--------------------------------------
Diversified Financial Services - 2.2%
--------------------------------------
   Investment Technology Group Inc. (b)       43        1,670
   SoundView Technology Group Inc.  (b)      340          792
--------------------------------------            ------------
                                                        2,462

--------------------------------------
Electric - 1.6%
--------------------------------------
   Sierra Pacific Resources                  120        1,806
--------------------------------------

--------------------------------------
Electrical Components & Equipment -
1.1%
--------------------------------------
   Artesyn Technologies Inc. (b)             130        1,210
--------------------------------------

--------------------------------------
Electronics - 8.6%
--------------------------------------
   Coherent Inc. (b)                         115        3,540
   Gentex Corp. (b)                          115        3,061
   OYO Geospace Corp. (b)                     53          628
   Rockford Corp. (b)                         50          429
   Varian Inc. (b)                            64        2,060
--------------------------------------            ------------
                                                       9,718

--------------------------------------
Entertainment - 6.0%
--------------------------------------
    Alliance Gaming Corp. (b)             134          3,938
    Shuffle Master Inc. (b)               186          2,907
--------------------------------------            ------------
                                                       6,845

--------------------------------------
Environmental Control - 0.9%
--------------------------------------
   IMCO Recycling Inc. (b)                   135          968
--------------------------------------

--------------------------------------
Healthcare - 9.8%
--------------------------------------
   American Medical Systems Holdings
    Inc. (b)                                  81        1,682
   Beverly Enterprises Inc. (b)              180        1,544
   Cardiodynamics International
    Corp. (b)                                 62          410
   Edwards Lifesciences Corp. (b)             95        2,625
   Horizon Health Corp. (b)                  133        2,005
   Lumenis Ltd. (b)                          121        2,374
   Unilab Corp. (b)                           18          439
--------------------------------------            ------------
                                                       11,079

--------------------------------------
Home Furnishings - 3.7%
--------------------------------------
   Applica Inc. (b)                          227        2,045
   Universal Electronics Inc. (b)            128        2,203
--------------------------------------            ------------
                                                        4,248

                       See notes to financial statements.

                                             Shares      Value
--------------------------------------------------------------

--------------------------------------
Investment Companies - 1.5%
--------------------------------------
   MCG Capital Corp. (b)                      93   $    1,647
--------------------------------------

--------------------------------------
Leisure Time - 2.6%
--------------------------------------
   Multimedia Games Inc. (b)                  78        2,963
--------------------------------------

--------------------------------------
Machinery - 2.0%
--------------------------------------
   Cognex Corp. (b)                           75        1,908
   Joy Global Inc. (b)                        24          395
--------------------------------------            ------------
                                                        2,303

--------------------------------------
Media - 7.7%
--------------------------------------
   Emmis Communications Corp. (b)            131        3,085
   Mediacom Communications Corp. (b)         181        3,296
   Scholastic Corp. (b)                       47        2,340
--------------------------------------            ------------
                                                        8,721

--------------------------------------
Oil & Gas Producers - 4.4%
--------------------------------------
   Patterson-UTI Energy Inc. (b)             140        3,263
   Spinnaker Exploration Co. (b)              44        1,790
--------------------------------------            ------------
                                                        5,053

--------------------------------------
Oil & Gas Services - 1.1%
--------------------------------------
   Veritas DGC Inc. (b)                       71        1,314
--------------------------------------

--------------------------------------
Pharmaceuticals - 3.8%
--------------------------------------
   Cima Labs Inc. (b)                         26          922
   Medicis Pharmaceutical Corp. -
    Class A (b)                               41        2,648
   Priority Healthcare Corp. (b)              23          792
--------------------------------------            ------------
                                                        4,362

--------------------------------------
Retail - 5.6%
--------------------------------------
   Cash America International Inc.           334        2,839
   Genesco Inc. (b)                          115        2,387
   MSC Industrial Direct Co. Inc. (b)         57        1,126
--------------------------------------            ------------
                                                        6,352

--------------------------------------
Savings & Loans - 2.1%
--------------------------------------
   BankAtlantic Bancorp Inc.                  57          523
   Commercial Federal Corp.                   55        1,293
   Waypoint Financial Corp.                   38          573
--------------------------------------            ------------
                                                        2,389

--------------------------------------
Semiconductors - 3.1%
--------------------------------------
   Cirrus Logic Inc. (b)                     160        2,120
   Integrated Silicon Solution (b)           115        1,408
--------------------------------------            ------------
                                                        3,528

--------------------------------------
Software - 6.1%
--------------------------------------
   Avid Technology Inc. (b)                  100        1,215
   Barra Inc. (b)                             35        1,648
   Datastream Systems Inc. (b)               200        1,234
   Eclipsys Corp. (b)                        154        2,571
   PDF Solutions Inc. (b)                     11          231
--------------------------------------            ------------
                                                        6,899

--------------------------------------
Telecommunications Equipment - 4.2%
--------------------------------------
   Aeroflex Inc. (b)                         193        3,644
   Tellium Inc. (b)                          176        1,096
--------------------------------------            ------------
                                                        4,740
--------------------------------------
Transportation - 1.3%
--------------------------------------
   Landstar System Inc. (b)                   20        1,450
--------------------------------------

--------------------------------------
Wireless Telecommunications - 2.5%
--------------------------------------
   EMS Technologies Inc. (b)                 173        2,782
--------------------------------------            ------------

--------------------------------------
     Total Common Stocks
       (cost $100,461)                                109,044
--------------------------------------            ------------

--------------------------------------
Short Term Investment - 3.8%
--------------------------------------
Money Market Fund - 3.8%
--------------------------------------
    Dreyfus Cash Management Plus,          4,309        4,309
2.29% (a)
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investment
       (cost $4,309)                               $    4,309
--------------------------------------            ------------


--------------------------------------
Total Investments - 100%
   (cost $104,769)                                 $  113,353
--------------------------------------            ============



--------------------------------------------------------------
 JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series
--------------------------------------------------------------


--------------------------------------
Common Stocks - 98.7%
--------------------------------------

--------------------------------------
Aerospace & Defense - 1.0%
--------------------------------------
   Boeing Co.                                  1       $   47
   General Dynamics Corp.                      -           32
   Goodrich Corp.                              1           37
   Lockheed Martin Corp.                       -           14
   United Technologies Corp.                   3          194
--------------------------------------            ------------
                                                          324

--------------------------------------
Agriculture - 0.0%
--------------------------------------
   Monsanto Co.                                -            7
--------------------------------------

--------------------------------------
Airlines - 0.2%
--------------------------------------
   AMR Corp. (b)                               -            9
   Delta Air Lines Inc.                        2           61
--------------------------------------            ------------
                                                           70
--------------------------------------
Apparel - 0.5%
--------------------------------------
   Jones Apparel Group Inc. (b)                2           53
   NIKE Inc.                                   2           96
--------------------------------------            ------------
                                                          149
--------------------------------------
Auto Manufacturers - 0.0%
--------------------------------------
   Ford Motor Co.                              1            9
--------------------------------------

--------------------------------------
Auto Parts & Equipment - 0.3%
--------------------------------------
   Delphi Automotive Systems Corp.             4           60
   Lear Corp. (b)                              1           19
   Visteon Corp.                               2           24
--------------------------------------            ------------
                                                          103

--------------------------------------
Banks - 3.4%
--------------------------------------
   Bank of New York Co. Inc.                   3          102
   Bank One Corp.                              7          254
   Banknorth Group Inc.                        1           11
   BB&T Corp.                                  -           11
   Compass Bancshares Inc.                     -           11
   FirstMerit Corp.                            -            3
   Hibernia Corp.                              1           11
   Marshall & Ilsley Corp.                     -           13
   National Commerce Financial Corp.           -           10
   Northern Trust Corp.                        -            6
   PNC Financial Services Group Inc.           3          152
   SouthTrust Corp.                            1           15
   SunTrust Banks Inc.                         1           31
   Union Planters Corp.                        1           54
   US Bancorp                                 16          324
   Wachovia Corp.                              2           60
   Wilmington Trust Corp.                      -           12
--------------------------------------            ------------
                                                        1,080

--------------------------------------
Beverages - 1.9%
--------------------------------------
   Anheuser-Busch Cos. Inc.                    -            9
   Coca-Cola Co.                               9          415
   PepsiCo Inc.                                4          170
--------------------------------------            ------------
                                                          594

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------


--------------------------------------
Biotechnology - 1.3%
--------------------------------------
   Amgen Inc. (b)                              6   $      310
   Human Genome Sciences Inc. (b)              3           98
--------------------------------------            ------------
                                                          408

--------------------------------------
Building Materials - 0.2%
--------------------------------------
   Masco Corp.                                 3           69
--------------------------------------

--------------------------------------
Chemicals - 1.0%
--------------------------------------
   Air Products & Chemicals Inc.               -            5
   Dow Chemical Co.                            5          152
   PPG Industries Inc.                         1           72
   Praxair Inc.                                2           94
   Rohm & Haas Co.                             -            3
--------------------------------------            ------------
                                                          326

--------------------------------------
Commercial Services - 0.7%
--------------------------------------
   Cendant Corp. (b)                          11          222
--------------------------------------

--------------------------------------
Computers - 4.9%
--------------------------------------
   Compaq Computer Corp.                       1           10
   Dell Computer Corp. (b)                     8          215
   Electronic Data Systems Corp.               1           89
   EMC Corp. (b)                               1           11
   Hewlett-Packard Co.                         2           39
   International Business Machines
    Corp.                                      7          810
   NCR Corp. (b)                               3          111
   Sun Microsystems Inc. (b)                  14          172
   Veritas Software Corp. (b)                  2           93
--------------------------------------            ------------
                                                        1,550

--------------------------------------
Cosmetics & Personal Care - 2.3%
--------------------------------------
   Colgate-Palmolive Co.                       4          214
   Gillette Co.                                3          107
   Kimberly-Clark Corp.                        2           96
   Procter & Gamble Co.                        4          300
--------------------------------------            ------------
                                                          717
--------------------------------------
Distribution & Wholesale - 0.1%
--------------------------------------
   W.W. Grainger Inc.                          1           43
--------------------------------------

--------------------------------------
Diversified Financial Services - 9.0%
--------------------------------------
   AmeriCredit Corp. (b)                       2           57
   Capital One Financial Corp.                 4          216
   Charles Schwab Corp.                       12          181
   Citigroup Inc.                             21        1,070
   Countrywide Credit Industries Inc.          5          217
   E*TRADE Group Inc. (b)                      6           63
   Fannie Mae                                  5          413
   Freddie Mac                                 3          216
   Goldman Sachs Group Inc.                    1          130
   Household International Inc.                2           93
   Instinet Group Inc. (b)                     1           13
   Legg Mason Inc.                             -            5
   MBNA Corp.                                  2           74
   Merrill Lynch & Co. Inc.                    -            5
   Stilwell Financial Inc.                     1           30
   T. Rowe Price Group Inc.                    1           27
--------------------------------------            ------------
                                                        2,810

--------------------------------------
Electric - 2.6%
--------------------------------------
   Ameren Corp.                                1           34
   Cinergy Corp.                               1           30
   CMS Energy Corp.                            2           41
   Constellation Energy Group Inc.             -            3
   Dominion Resources Inc.                     1           36
   DTE Energy Co.                              2           80
   Edison International (b)                    4           66
   Entergy Corp.                               4   $      137
   FPL Group Inc.                              2          102
   PG&E Corp. (b)                              5           89
   Pinnacle West Capital Corp.                 1           33
   Potomac Electric Power Co.                  1           14
   Progress Energy Inc.                        2           77
   Wisconsin Energy Corp.                      1           13
   XCEL Energy Inc.                            2           46
--------------------------------------            ------------
                                                          801

--------------------------------------
Electrical Components & Equipment -
  0.2%
--------------------------------------
   Emerson Electric Co.                        1           57
--------------------------------------

--------------------------------------
Electronics - 0.4%
--------------------------------------
   Applied Biosystems Group -
    Applera Corp.                              1           20
   Johnson Controls Inc.                       1           97
--------------------------------------            ------------
                                                          117

--------------------------------------
Environmental Control - 0.6%
--------------------------------------
   Waste Management Inc.                       6          176
--------------------------------------

--------------------------------------
Food - 2.0%
--------------------------------------
   Kellogg Co.                                 -            6
   Kraft Foods Inc.                            4          123
   Safeway Inc. (b)                            6          238
   Sysco Corp.                                 4           97
   Unilever NV - NYS                           3          167
--------------------------------------            ------------
                                                          631

--------------------------------------
Forest Products & Paper - 0.4%
--------------------------------------
   Georgia-Pacific Group                       1           36
   Temple-Inland Inc.                          1           28
   Weyerhaeuser Co.                            1           49
--------------------------------------            ------------
                                                          113

--------------------------------------
Hand & Machine Tools - 0.0%
--------------------------------------
   Black & Decker Corp.                        -            4
--------------------------------------

--------------------------------------
Healthcare - 3.9%
--------------------------------------
   Baxter International Inc.                   5          290
   Becton, Dickinson & Co.                     2           80
   C.R. Bard Inc.                              -           19
   Guidant Corp. (b)                           2          115
   HCA Inc.                                    3          112
   Johnson & Johnson                           8          467
   St. Jude Medical Inc. (b)                   -           15
   Tenet Healthcare Corp. (b)                  2          111
--------------------------------------            ------------
                                                        1,209

--------------------------------------
Insurance - 4.7%
--------------------------------------
   AFLAC Inc.                                  5          113
   Allstate Corp.                              5          172
   AMBAC Financial Group Inc.                  2           93
   American International Group Inc.           5          405
   Cigna Corp.                                 2          185
   Jefferson-Pilot Corp.                       1           60
   Lincoln National Corp.                      2           83
   MBIA Inc.                                   2           86
   MetLife Inc.                                5          146
   Protective Life Corp.                       -           12
   Prudential Financial Inc. (b)               1           30
   Torchmark Corp.                             1           43
   UnumProvident Corp.                         2           57
--------------------------------------            ------------
                                                        1,485

--------------------------------------
Internet - 0.3%
--------------------------------------
   eBay Inc. (b)                               -           27
   IndyMac Bancorp Inc. (b)                    1           12
   VeriSign Inc. (b)                           1           46
--------------------------------------            ------------
                                                           85

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

--------------------------------------
Leisure Time - 0.1%
--------------------------------------
   Harley-Davidson Inc.                        -   $       16
--------------------------------------

--------------------------------------
Lodging - 0.5%
--------------------------------------
   Marriott International Inc. -
    Class A                                    2           93
   Park Place Entertainment Corp. (b)          1            6
   Starwood Hotels & Resorts
    Worldwide Inc.                             1           42
--------------------------------------            ------------
                                                          141

--------------------------------------
Machinery - 0.6%
--------------------------------------
   Caterpillar Inc.                            3          157
   Ingersoll-Rand Co.                          1           46
--------------------------------------            ------------
                                                          203

--------------------------------------
Manufacturing - 6.4%
--------------------------------------
   Cooper Industries Inc.                      -           10
   Danaher Corp.                               2           90
   Eastman Kodak Co.                           2           44
   Eaton Corp.                                 1           45
   General Electric Co.                       29        1,162
   Tyco International Ltd.                    11          654
--------------------------------------            ------------
                                                        2,005

--------------------------------------
Media - 4.2%
--------------------------------------
   Adelphia Communications Corp. -
    Class A (b)                                1           28
   AOL Time Warner Inc. (b)                   12          372
   Charter Communications Inc. (b)             4           67
   Comcast Corp. (b)                           5          169
   Fox Entertainment Group Inc. (b)            1           34
   Gannett Co. Inc.                            2          141
   Gemstar-TV Guide International
    Inc. (b)                                   4          105
   Liberty Media Corp. (b)                     6           80
   Viacom Inc. - Class B (b)                   7          313
--------------------------------------            ------------
                                                        1,309

--------------------------------------
Mining - 1.0%
--------------------------------------
   Alcan Inc.                                  2           57
   Alcoa Inc.                                  7          256
--------------------------------------            ------------
                                                          313

--------------------------------------
Oil & Gas Producers - 5.6%
--------------------------------------
   Anadarko Petroleum Corp.                    1           28
   Chevron Texaco Corp.                        5          453
   Conoco Inc.                                 4          110
   Diamond Offshore Drilling Inc.              2           61
   Exxon Mobil Corp.                          24          935
   Phillips Petroleum Co.                      1           30
   Royal Dutch Petroleum Co. - NYS             2          118
   Transocean Sedco Forex Inc.                 1           27
--------------------------------------            ------------
                                                        1,762

--------------------------------------
Oil & Gas Services - 0.3%
--------------------------------------
   Baker Hughes Inc.                           1           26
   Cooper Cameron Corp. (b)                    2           69
--------------------------------------            ------------
                                                           95

--------------------------------------
Pharmaceuticals - 8.5%
--------------------------------------
   Abbott Laboratories                         4          245
   Allergan Inc.                               -           30
   American Home Products Corp.                9          565
   Bristol-Myers Squibb Co.                    4          209
   Cardinal Health Inc.                        1           71
   Eli Lilly & Co.                             3          259
   Forest Laboratories Inc. (b)                2          197
   Merck & Co. Inc.                            3          159
   Pfizer Inc.                                14          546
   Pharmacia Corp.                             1           51
   Schering-Plough Corp.                       9          308
   Vertex Pharmaceuticals Inc. (b)             1           27
--------------------------------------            ------------
                                                        2,667

--------------------------------------
Pipelines - 0.9%
--------------------------------------
   Dynegy Inc. - Class A                       3   $       79
   El Paso Corp.                               5          214
--------------------------------------            ------------
                                                          293

--------------------------------------
Real Estate - 0.2%
--------------------------------------
   Boston Properties Inc.                      -            4
   CarrAmerica Realty Corp.                    -            6
   Equity Office Properties Trust              1           30
   General Growth Properties Inc.              -           12
   Hospitality Properties Trust                -            9
   ProLogis Trust                              1           11
--------------------------------------            ------------
                                                           72

--------------------------------------
Retail - 6.7%
--------------------------------------
   Abercrombie & Fitch Co. - Class A (b)       3           80
   Bed Bath & Beyond Inc. (b)                  2           71
   Costco Wholesale Corp. (b)                  1           40
   Federated Department Stores Inc. (b)        1           29
   Home Depot Inc.                            10          525
   Kohl's Corp. (b)                            3          190
   Lowe's Cos. Inc.                            -           14
   McDonald's Corp.                            7          191
   Target Corp.                                5          213
   TJX Cos. Inc.                               4          140
   Wal-Mart Stores Inc.                       11          604
   Walgreen Co.                                -           10
--------------------------------------            ------------
                                                        2,107

--------------------------------------
Savings & Loans - 1.0%
--------------------------------------
   Astoria Financial Corp.                     -           11
   Golden State Bancorp Inc.                   1           26
   Greenpoint Financial Corp.                  2           57
   Washington Mutual Inc.                      7          229
--------------------------------------            ------------
                                                          323

--------------------------------------
Semiconductors - 4.2%
--------------------------------------
   Altera Corp. (b)                            4           76
   Analog Devices Inc. (b)                     1           49
   Applied Materials Inc. (b)                  4          156
   Broadcom Corp. (b)                          -            4
   Intel Corp.                                22          686
   Lattice Semiconductor Corp. (b)             -            8
   Linear Technology Corp.                     2           62
   Maxim Integrated Products Inc. (b)          1           37
   Texas Instruments Inc.                      4          120
   Xilinx Inc. (b)                             3          133
--------------------------------------            ------------
                                                        1,331

--------------------------------------
Software - 5.3%
--------------------------------------
   Automatic Data Processing Inc.              2          112
   BEA Systems Inc. (b)                        2           34
   Citrix Systems Inc. (b)                     1           23
   Computer Associates International
    Inc.                                       -           10
   Microsoft Corp. (b)                        18        1,186
   Oracle Corp. (b)                           15          207
   Siebel Systems Inc. (b)                     4          104
--------------------------------------            ------------
                                                        1,676

--------------------------------------
Telecommunications - 4.6%
--------------------------------------
   AT&T Corp.                                  9          169
   BellSouth Corp.                             3          122
   Qwest Communications
    International Inc.                        10          146
   SBC Communications Inc.                     8          302
   Verizon Communications Inc.                11          517
   WorldCom Inc. (b)                          12          169
--------------------------------------            ------------
                                                        1,425

--------------------------------------
Telecommunications Equipment - 2.3%
--------------------------------------
   CIENA Corp. (b)                             1            7


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   Cisco Systems Inc. (b)                     30   $      547
   JDS Uniphase Corp. (b)                      6           53
   Juniper Networks Inc. (b)                   1           13
   Lucent Technologies Inc.                    -            1
   Qualcomm Inc. (b)                           2           96
--------------------------------------            ------------
                                                          717

--------------------------------------
Tobacco - 1.9%
--------------------------------------
   Philip Morris Cos. Inc.                    13          601
--------------------------------------

--------------------------------------
Toys & Hobbies - 0.4%
--------------------------------------
   Hasbro Inc.                                 2           26
   Mattel Inc.                                 5           89
--------------------------------------            ------------
                                                          115

--------------------------------------
Transportation - 0.5%
--------------------------------------
   Burlington Northern Santa Fe Corp.          4          100
   FedEx Corp. (b)                             -           16
   GATX Corp.                                  -            3
--------------------------------------            ------------
                                                          119

--------------------------------------
Wireless Telecommunications - 1.6%
--------------------------------------
   American Tower Corp. (b)                    2           23
   AT&T Wireless Services Inc. (b)             7          106
   Motorola Inc.                              15          221
   Nextel Communications Inc. (b)              1           15
   Sprint Corp. (PCS Group) (b)                6          144
--------------------------------------            ------------
                                                          509
                                                  ------------

--------------------------------------
    Total Common Stocks
      (cost $31,705)                                   30,958
--------------------------------------            ------------

--------------------------------------
Government Security - 0.3%
--------------------------------------
   U.S. Treasury Note, 6.375%,       $    100          102
   04/30/02 (l)
--------------------------------------            ------------

--------------------------------------
    Total Government Security
      (cost $101)                                         102
--------------------------------------            ------------

--------------------------------------
Short Term Investment - 1.0%
--------------------------------------
Money Market Fund - 1.0%
--------------------------------------
   Dreyfus Cash Management Plus,             325          325
    2.29% (a)
--------------------------------------            ------------

--------------------------------------
    Total Short Term Investment
      (cost $325)                                         325
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $32,131)                                  $   31,385
--------------------------------------            ============


--------------------------------------------------------------
Schedule of Futures Contracts, December 31, 2001:
--------------------------------------------------------------
                                                   Unrealized
  Contracts                                       Appreciation
--------------                                    ------------
      2         S&P 500 Index Future
                Expiration March 2002              $        4
                                                  ============

--------------------------------------------------------------
 JNL/J.P. Morgan International & Emerging Markets Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 91.6%
--------------------------------------

--------------------------------------
Aerospace & Defense - 0.4%
--------------------------------------
   BAE Systems Plc                             7   $       30
--------------------------------------

--------------------------------------
Airlines - 1.5%
--------------------------------------
   British Airways Plc                        41          116
--------------------------------------

--------------------------------------
Auto Manufacturers - 2.6%
--------------------------------------
   Honda Motor Co. Ltd.                        3          116
   Hyundai Motor Co. Ltd. - GDR (b)            9   $       85
--------------------------------------            ------------
                                                          201

--------------------------------------
Banks - 13.2%
--------------------------------------
   Banco Bilbao Vizcaya Argentaria SA          9          113
   Barclays Plc                                2           70
   BNP Paribas                                 2          142
   Commonwealth Bank of Australia              2           35
   Credit Suisse Group (b)                     1           40
   Daiwa Bank Holdings Inc. (b)               33           21
   DBS Group Holdings Ltd.                    24          179
   National Australia Bank Ltd.                4           70
   Societe Generale                            1           83
   UBS AG (b)                                  2          105
   Unicredito Italiano SpA                    40          161
--------------------------------------            ------------
                                                        1,019

--------------------------------------
Beverages - 2.8%
--------------------------------------
   Heineken Holding NV                         3           89
   Interbrew                                   5          126
--------------------------------------            ------------
                                                          215

--------------------------------------
Building Materials - 2.5%
--------------------------------------
   Compagnie de Saint-Gobain                   -           29
   Lafarge SA                                  1           58
   Tostem Inax Holding Corp.                   8          108
--------------------------------------            ------------
                                                          195

--------------------------------------
Chemicals - 2.4%
--------------------------------------
   Mitsubishi Chemical Corp.                  35           75
   Reliance Industries Ltd. - GDR (e)          8          113
--------------------------------------            ------------
                                                          188

--------------------------------------
Commercial Services - 0.5%
--------------------------------------
   Hays Plc                                   12           37
--------------------------------------

--------------------------------------
Computers - 1.7%
--------------------------------------
   Compal Electronics Inc. (b) (e)             7           47
   Fujitsu Ltd.                               12           87
--------------------------------------            ------------
                                                          134

--------------------------------------
Diversified Financial Services - 2.4%
--------------------------------------
   Aiful Corp.                                 1           32
   AMP Ltd.                                    5           47
   Daiwa Securities Group Inc.                13           68
   Grupo Financiero BBVA Bancomer (b)         41           38
--------------------------------------            ------------
                                                          185

--------------------------------------
Electric - 4.2%
--------------------------------------
   First Philippine Holdings Corp.(b)         31           15
   Hong Kong Electric Holdings Ltd.           26           95
   Iberdrola SA                                9          122
   Scottish Power Plc                         16           89
--------------------------------------            ------------
                                                          321

--------------------------------------
Electronics - 3.9%
--------------------------------------
   Advantest Corp.                             1           68
   Minebea Co. Ltd.                           21          113
   NEC Corp.                                  12          122
--------------------------------------            ------------
                                                          303

--------------------------------------
Engineering & Construction - 1.0%
--------------------------------------
   Abb Ltd.                                    8           74
--------------------------------------

--------------------------------------
Food - 3.4%
--------------------------------------
   Nestle SA                                   -           23
   Numico NV                                   3           70
   Tesco Plc                                  19           70
   Unilever Plc                               13          103
--------------------------------------             ------------
                                                          266

--------------------------------------
Forest Products & Paper - 0.8%
--------------------------------------
   Stora Enso Oyj                              5           63
--------------------------------------


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

Home Furnishing - 1.2%
--------------------------------------
   Matsushita Electric Industrial              7   $       90
   Co. Ltd.
--------------------------------------

--------------------------------------
Household Products - 1.5%
--------------------------------------
   Reckitt Benckiser Plc                       8          119
--------------------------------------

--------------------------------------
Insurance - 3.7%
--------------------------------------
   Aegon NV                                    2           54
   Allianz AG                                  -           32
   AXA                                         3           65
   Friends Provident Plc (b)                   8           23
   Muenchener Rueckversicherungs AG            -           27
   Zurich Financial Services AG                -           86
--------------------------------------            ------------
                                                          287


--------------------------------------
Iron & Steel - 1.7%
--------------------------------------
   Acerinox SA                                 1           45
   Corus Group Plc (b)                        83           87
--------------------------------------            ------------
                                                          132

--------------------------------------
Leisure Time - 1.3%
--------------------------------------
   P&O Princess Cruises Plc                   18          103
--------------------------------------

--------------------------------------
Machinery - 0.5%
--------------------------------------
   MAN AG                                      2           36
--------------------------------------

--------------------------------------
Manufacturing - 0.4%
--------------------------------------
   BBA Group Plc                               8           32
--------------------------------------

--------------------------------------
Media - 4.3%
--------------------------------------
   News Corp. Ltd.                             6           46
   Reuters Group Plc                          12          116
   Singapore Press Holdings Ltd.               8           94
   Wolters Kluwer NV                           3           75
--------------------------------------            ------------
                                                          331

--------------------------------------
Mining - 1.0%
--------------------------------------
   WMC Ltd.                                   15           74
--------------------------------------

--------------------------------------
Office & Business Equipment - 1.4%
--------------------------------------
   Ricoh Co. Ltd.                              6          112
--------------------------------------

--------------------------------------
Oil & Gas Producers - 6.4%
--------------------------------------
   CNOOC Ltd.                                 44           41
   Lukoil-Holding                              3          128
   Repsol YPF SA                               1           13
   Santos Ltd.                                29           91
   Southern Pacific Petroleum NL (b)          46           14
   Total Fina SA - STRIP VVPR (b)              -            -
   TotalFinaElf SA                             1          211
--------------------------------------            ------------
                                                          498

--------------------------------------
Pharmaceuticals - 7.6%
--------------------------------------
   Altanta AG                                  2           97
   Chugai Pharmaceutical Co. Ltd.              4           46
   GlaxoSmithKline Plc                         6          155
   Mitsubishi Pharma Corp.                     5           56
   Novo-Nordisk A/S                            3          142
   Schering AG                                 1           43
   Takeda Chemical Industries Ltd.             1           45
--------------------------------------            ------------
                                                          584

--------------------------------------
Real Estate - 0.4%
--------------------------------------
   Sun Hung Kai Properties Ltd.                4           32
--------------------------------------

--------------------------------------
Retail - 2.4%
--------------------------------------
   Compagnie Financiere Richemont AG
    - Class A                                  3           61
   Fast Retailing Co. Ltd.                     1          125
--------------------------------------            ------------
                                                          186

--------------------------------------
Semiconductors - 1.2%
--------------------------------------
   Chartered Semiconductor
    Manufacturing Ltd. (b)                    16   $       42
   Rohm Co. Ltd.                               -           52
--------------------------------------            ------------
                                                           94

--------------------------------------
Telecommunications - 4.4%
--------------------------------------
   Cable & Wireless Plc                       15           72
   Companhia Anonima Nacional
    Telefonos de Venezuela - ADR               4           57
   KDDI Corp.                                  -           30
   Tele Norte Leste Participacoes SA           3           48
   Telefonica SA (b)                          10          131
--------------------------------------            ------------
                                                          338

--------------------------------------
Telecommunications Equipment - 1.2%
--------------------------------------
   Nokia Oyj                                   2           49
   Telefonaktiebolaget  LM Ericsson
    - Class B                                  7           40
--------------------------------------            ------------
                                                           89

--------------------------------------
Tobacco - 1.2%
--------------------------------------
   British American Tobacco Plc               11           93
--------------------------------------

--------------------------------------
Transportation - 1.1%
--------------------------------------
   TNT Post Group NV                           4           85
--------------------------------------

--------------------------------------
Water - 0.9%
--------------------------------------
   Vivendi Environment                         2           69
--------------------------------------

--------------------------------------
Wireless Telecommunications - 4.5%
--------------------------------------
   NTT DoCoMo Inc.                             -           82
   Vodafone Group Plc                        102          266
--------------------------------------            ------------
                                                          348
                                                  ------------
--------------------------------------
     Total Common Stocks
       (cost $7,627)                                    7,079
--------------------------------------            ------------

--------------------------------------
Preferred Stock - 1.3%
--------------------------------------
Media - 1.3%
--------------------------------------
   News Corp. Ltd. - ADR                      15           98
--------------------------------------            ------------


--------------------------------------
     Total Preferred Stock
       (cost $146)                                         98
--------------------------------------            ------------


--------------------------------------
Warrant - 0.0%
--------------------------------------
   Vivendi Environment Warrants,
    Strike 55 EUR, Expiring 03/08/06          2            1
                                                  ------------

--------------------------------------
     Total Warrant
       (cost $0)                                            1
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 7.1%
--------------------------------------
Money Market Funds - 6.2%
--------------------------------------
   Dreyfus Cash Management Plus,             397          397
   2.29%  (a)
--------------------------------------
   Dreyfus Government Cash                    82           82
    Management,  2.15% (a)
--------------------------------------            ------------
                                                          479

--------------------------------------
U.S. Treasury Security - 0.9%
--------------------------------------
    U.S. Treasury Bill, 1.72%,       $       68           68
   04/18/02 (l)
--------------------------------------            ------------


--------------------------------------
     Total Short Term Investments
       (cost $547)                                        547
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $8,320)                                   $    7,725
--------------------------------------            ============


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

--------------------------------------------------------------
Forward Currency Contracts, Open at December 31, 2001:
--------------------------------------------------------------
  Currency    Settlement   Notional    Currency   Unrealized
Purchased/Sold   Date       Amount       Value    Gain (Loss)
------------------------------------------------- ------------
   CAD/USD     03/14/02       581CAD $       364  $        (4)
   CHF/USD     03/14/02       196CHF         118            -
   EUR/SEK     03/14/02        70EUR          62           (1)
   EUR/USD     01/02/02        30EUR          27            -
   EUR/USD     03/14/02     1,068EUR         948           (2)
   GBP/USD     03/14/02       240GBP         348            5
   JPY/USD     03/14/02    78,124JPY         598          (12)
   SEK/USD     03/14/02     1,824SEK         173            1
   USD/AUD     03/14/02      (510AUD        (260)           3
   USD/DKK     03/14/02      (687DKK         (82)           -
   USD/EUR     03/14/02      (812EUR        (721)          (1)
   USD/GBP     03/14/02      (140GBP        (203)         -(3)
   USD/JPY     03/14/02      (100JPY        (765)          37
   USD/SGD     03/14/02      (479SGD        (260)           2
   ZAR/USD     03/14/02       972ZAR          80           (7)
                                     ------------ ------------
     Total                           $       427   $       18
                                     ============ ============

--------------------------------------------------------------
Schedule of Futures Contracts, December 31, 2001:
--------------------------------------------------------------
                                                   Unrealized
   Contracts                                      Appreciation
--------------------------------------            ------------
      9      Euro   Stoxx   50  Index
             Future Expiration March 2002          $        5

      2      FTSE 100 Index Future
             Expiration March 2002                          -

      3      Topix Japanese Yen
             Future Expiration March 2002                   5
                                                  ------------
                                                   $       10
                                                  ============

--------------------------------------------------------------
Summary of Investments by Country, December 31, 2001:
--------------------------------------------------------------
  Country                               % of        Market
                                     Investment      Value
------------------------------------------------- ------------
  Australia                                6.1 %   $      474
  Belgium                                  1.6            126
  Brazil                                   0.6             48
  Denmark                                  1.8            142
  Finland                                  0.6             49
  France                                   8.5            659
  Germany                                  3.1            235
  Hong Kong                                2.2            169
  India                                    1.5            113
  Italy                                    2.1            161
  Japan                                   18.8          1,449
  Mexico                                   0.5             38
  Netherlands                              4.8            372
  Philippines                              0.2             15
  Russia                                   1.7            128
  Singapore                                4.1            316
  South Korea                              1.1             84
  Spain                                    5.5            424
  Sweden                                   1.3            103
  Switzerland                              5.0            390
  Taiwan                                   0.6             47
  United Kingdom                          20.5          1,580
  United States                            7.8            603
                                     ------------ ------------
     Total                               100.0 %   $    7,725
                                     ============ ============

--------------------------------------------------------------
 JNL/Janus Aggressive Growth Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 92.3%
--------------------------------------
Aerospace & Defense - 2.6%
--------------------------------------
   Raytheon Co.                              344   $   11,160
--------------------------------------

--------------------------------------
Banks - 2.3%
--------------------------------------
   Fifth Third Bancorp                        80        4,936
   JP Morgan Chase & Co.                     141        5,116
--------------------------------------            ------------
                                                       10,052

--------------------------------------
Beverages - 1.7%
--------------------------------------
   Anheuser-Busch Cos. Inc.                  117        5,310
   Coca-Cola Co.                              45        2,112
--------------------------------------            ------------
                                                        7,422

--------------------------------------
Biotechnology - 0.1%
--------------------------------------
   Millennium Pharmaceuticals Inc. (b)        12          306
--------------------------------------


--------------------------------------
Commercial Services - 2.6%
--------------------------------------
   Cendant Corp. (b)                         248        4,868
   McKesson Corp.                            171        6,393
--------------------------------------            ------------
                                                       11,261

--------------------------------------
Computers - 1.6%
--------------------------------------
   Brocade Communications Systems
    Inc. (b)                                 143        4,729
   Electronic Data Systems Corp.              32        2,199
--------------------------------------            ------------
                                                        6,928

--------------------------------------
Diversified Financial Services - 8.6%
--------------------------------------
   Citigroup Inc.                            390       19,664
   E*TRADE Group Inc. (b)                    640        6,562
   Fannie Mae                                 80        6,376
   Goldman Sachs Group Inc.                   49        4,519
--------------------------------------            ------------
                                                       37,121

--------------------------------------
Electronics - 7.5%
--------------------------------------
   Celestica Inc. (b)                        251       10,125
   Flextronics International Ltd. (b)        321        7,708
   PerkinElmer Inc.                          173        6,062
   Symbol Technologies Inc.                  298        4,733
   Waters Corp. (b)                          105        4,083
--------------------------------------            ------------
                                                       32,711

--------------------------------------
Healthcare - 4.5%
--------------------------------------
   HCA Inc.                                  111        4,275
   Laboratory Corp. of America
    Holdings (b)                              82        6,605
   Tenet Healthcare Corp. (b)                147        8,636
--------------------------------------            ------------
                                                       19,516

--------------------------------------
Household Products - 0.7%
--------------------------------------
   Newell Rubbermaid Inc.                    117        3,238
--------------------------------------

--------------------------------------
Insurance - 7.9%
--------------------------------------
   ACE Ltd.                                  164        6,598
   AFLAC Inc.                                172        4,236
   Allstate Corp.                            117        3,946
   Berkshire Hathaway Inc. - Class B (b)       4       10,933
   Cigna Corp.                                48        4,488
   XL Capital Ltd.                            46        4,190
--------------------------------------            ------------
                                                       34,391

--------------------------------------
Internet - 1.4%
--------------------------------------
   Amazon.com Inc. (b)                       286        3,094
   TMP Worldwide Inc. (b)                     67        2,894
--------------------------------------            ------------
                                                        5,988

--------------------------------------
Manufacturing - 2.6%
--------------------------------------
   Honeywell International Inc.              139        4,691
   Tyco International Ltd.                   115        6,746
--------------------------------------            ------------
                                                       11,437

--------------------------------------
Media - 19.6%
--------------------------------------
   AOL Time Warner Inc. (b)                  282        9,064
--------------------------------------

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   Cablevision Systems Corp. (b)             269   $   12,767
   Cablevision Systems Corp. -
    Rainbow Media Group (b)                  193        4,766
   Charter Communications Inc. (b)           354        5,813
   Comcast Corp. (b)                         511       18,398
   Cox Communications Inc. (b)               173        7,271
   Liberty Media Corp. (b)                 1,306       18,287
   Viacom Inc. - Class B (b)                 151        6,646
   Walt Disney Co.                           100        2,076
--------------------------------------            ------------
                                                       85,088

--------------------------------------
Oil & Gas Producers - 1.3%
--------------------------------------
   Petroleo Brasileiro SA - ADR              237        5,528
--------------------------------------

--------------------------------------
Oil & Gas Services - 2.4%
--------------------------------------
   Baker Hughes Inc.                          64        2,344
   BJ Services Co. (b)                       164        5,311
   Smith International Inc. (b)               50        2,664
--------------------------------------            ------------
                                                       10,319
--------------------------------------
Pharmaceuticals - 7.9%
--------------------------------------
   American Home Products Corp.              116        7,140
   AstraZeneca Plc                            45        2,027
   Bristol-Myers Squibb Co.                   74        3,778
   Cardinal Health Inc.                       32        2,063
   Forest Laboratories Inc. (b)               23        1,850
   Pfizer Inc.                               437       17,402
--------------------------------------            ------------
                                                       34,260

--------------------------------------
Semiconductors - 4.7%
--------------------------------------
   Analog Devices Inc. (b)                   276       12,273
   ASML Holding NV - NYS (b)                  90        1,527
   Maxim Integrated Products Inc. (b)         88        4,631
   National Semiconductor Corp. (b)           70        2,149
--------------------------------------            ------------
                                                       20,580

--------------------------------------
Software - 2.0%
--------------------------------------
   Electronic Arts Inc. (b)                  147        8,784
--------------------------------------

--------------------------------------
Telecommunications - 0.8%
--------------------------------------
   Amdocs Ltd. (b)                           105        3,567
--------------------------------------

--------------------------------------
Telecommunications Equipment - 6.9%
--------------------------------------
   Nokia Corp. - ADR                       1,219       29,899
--------------------------------------

--------------------------------------
Wireless Telecommunications - 2.6%
--------------------------------------
   AT&T Wireless Services Inc. (b)           529        7,607
   NTT DoCoMo Inc.                             -        3,690
--------------------------------------            ------------
                                                       11,297
                                                  ------------

--------------------------------------
     Total Common Stocks
       (cost $439,989)                                400,853
--------------------------------------            ------------


--------------------------------------
Short Term Investments - 7.7%
--------------------------------------
Diversified Financial Services -
          3.6%
--------------------------------------
   Tyco Capital Corp., 1.78%,         $   15,500       15,499
    01/02/02
--------------------------------------

--------------------------------------
Money Market Fund - 0.0%
--------------------------------------
   Dreyfus Cash Management Plus,              55           55
    2.29% (a)
--------------------------------------

--------------------------------------
U.S. Government Agencies - 4.1%
--------------------------------------
   Federal Home Loan Mortgage
   Corp.
     1.51%, 01/02/02                  $    7,700        7,700
     1.91%, 02/20/02                      10,000        9,973
--------------------------------------            ------------
                                                       17,673
                                                  ------------

--------------------------------------
    Total Short Term Investments
      (cost $33,227)                                   33,227
--------------------------------------            ------------


--------------------------------------
Total Investments - 100%
   (cost $473,216)                                 $  434,080
--------------------------------------            ============

--------------------------------------------------------------
Forward Currency Contracts, Open at December 31,
2001:
--------------------------------------------------------------
  Currency    Settlement   Notional   Currency    Unrealized
Purchased/Sold   Date       Amount      Value     Gain (Loss)
------------------------------------------------- ------------
   EUR/USD     02/07/02       900EUR  $      800   $        4
   EUR/USD     05/10/02     3,600EUR       3,190          (24)
   EUR/USD     05/24/02     1,000EUR         886            2
   HKD/USD     02/07/02     7,500HKD         962            -
   JPY/USD     04/26/02   120,000JPY         921          (67)
   USD/EUR     02/07/02     (900)EUR        (800)          12
   USD/EUR     04/26/02   (1,900)EUR      (1,684)          (3)
   USD/EUR     05/10/02   (9,600)EUR      (8,507)         140
   USD/EUR     05/24/02   (6,000)EUR      (5,314)         (13)
   USD/EUR     06/21/02   (5,400)EUR      (4,779)         (56)
   USD/GBP     01/03/02      (34)GBP         (50)           -
   USD/HKD     02/07/02   (7,500)HKD        (962)           -
   USD/JPY     01/08/02  (12,224)JPY         (93)           -
   USD/JPY     04/26/02  (240,000JPY      (1,843)         134
   USD/JPY     05/10/02  (81,000)JPY        (622)          49
   USD/JPY     05/24/02  (41,600)JPY        (320)          15
                                     ------------ ------------
     Total                            $  (18,215)  $      193
                                     ============ ============

--------------------------------------------------------------
Summary of Investments by Country, December 31, 2001:
--------------------------------------------------------------
  Country                               % of          Market
                                     Investment       Value
------------------------------------------------- ------------
  Bermuda                                   1.%    $    4,190
  Brazil                                    1.3         5,528
  Canada                                    2.3        10,126
  Finland                                   6.9        29,899
  Japan                                     0.8         3,690
  Netherlands                               0.3         1,527
  United Kingdom                            0.5         2,027
  United States                            86.9       377,093
                                     ------------ ------------
     Total                                100.%    $  434,080
                                     ============ ============

--------------------------------------------------------------
 JNL/Janus Balanced Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 48.0%
--------------------------------------
Agriculture - 0.7%
--------------------------------------
   Monsanto Co.                               16   $      542
--------------------------------------

--------------------------------------
Auto Manufacturers - 1.8%
--------------------------------------
   Bayerische Motoren Werke (BMW) AG          21          741
   General Motors Corp.                       11          534
--------------------------------------            ------------
                                                        1,275

--------------------------------------
Auto Parts & Equipment - 0.7%
--------------------------------------
   Delphi Automotive Systems Corp.            39          529
--------------------------------------

--------------------------------------
Banks - 2.5%
--------------------------------------
   Bank of America Corp.                       7          428
   Bank of New York Co. Inc.                   7          273
   JP Morgan Chase & Co.                      17          608
   US Bancorp                                 24          507
--------------------------------------            ------------
                                                        1,816

--------------------------------------
Beverages - 2.3%
--------------------------------------
   Anheuser-Busch Cos. Inc.                   18          822
   Diageo Plc                                 26          302
   PepsiCo Inc.                               11          526
--------------------------------------            ------------
                                                        1,650

--------------------------------------
Chemicals - 1.1%
--------------------------------------
   E.I. du Pont de Nemours                    12          531
--------------------------------------


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   Lyondell Chemical Co.                      17   $      237
--------------------------------------            ------------
                                                          768
--------------------------------------
Computers - 3.7%
--------------------------------------
   Apple Computer Inc. (b)                    29          643
   Cadence Design Systems Inc. (b)            20          447
   Electronic Data Systems Corp.               9          592
   International Business Machines
    Corp.                                      5          602
   Lexmark International Group Inc. (b)        7          407
--------------------------------------            ------------
                                                         2,691
--------------------------------------
Cosmetics & Personal Care - 1.4%
--------------------------------------
   Kimberly-Clark Corp.                        7          423
   Procter & Gamble Co.                        8          597
--------------------------------------            ------------
                                                        1,020

--------------------------------------
Diversified Financial Services -
3.0%
--------------------------------------
   Citigroup Inc.                             43        2,158
--------------------------------------

--------------------------------------
Engineering & Construction - 0.7%
--------------------------------------
   Fluor Corp.                                13          475
--------------------------------------

--------------------------------------
Healthcare - 1.1%
--------------------------------------
   Tenet Healthcare Corp. (b)                 13          792
--------------------------------------

--------------------------------------
Insurance - 6.5%
--------------------------------------
   ACE Ltd.                                   10          396
   American International Group Inc.          12          958
   AON Corp.                                  13          461
   Berkshire Hathaway Inc. - Class B (b)       -          657
   Cigna Corp.                                 6          517
   Marsh & McLennan Cos. Inc.                 10        1,098
   XL Capital Ltd.                             6          571
--------------------------------------            ------------
                                                        4,658
--------------------------------------
Leisure Time - 0.3%
--------------------------------------
   Harley-Davidson Inc.                        4          197
--------------------------------------

--------------------------------------
Lodging - 0.1%
--------------------------------------
   Fairmont Hotels & Resorts Inc.              3           62
--------------------------------------

--------------------------------------
Manufacturing - 5.4%
--------------------------------------
   General Electric Co.                       28        1,129
   Honeywell International Inc.               32        1,072
   Illinois Tool Works Inc.                    6          400
   Minnesota Mining and
    Manufacturing Co.                         11        1,275
--------------------------------------            ------------
                                                        3,876

--------------------------------------
Media - 3.6%
--------------------------------------
   Clear Channel Communications Inc. (b)       5          267
   Comcast Corp. (b)                           8          276
   Gannett Co. Inc.                            6          403
   Liberty Media Corp. (b)                    17          245
   Viacom Inc. - Class B (b)                  21          922
   Walt Disney Co.                            22          461
--------------------------------------            ------------
                                                        2,574

--------------------------------------
Oil & Gas Producers - 2.9%
--------------------------------------
   Anadarko Petroleum Corp.                    8          450
   Burlington Resources Inc.                  18          674
   Exxon Mobil Corp.                          25          987
--------------------------------------            ------------
                                                        2,111

--------------------------------------
Pharmaceuticals - 2.7%
--------------------------------------
   American Home Products Corp.               14          850
   Eli Lilly & Co.                             6          440
   Pfizer Inc.                                 7          297
   Schering-Plough Corp.                       9          317
--------------------------------------            ------------
                                                        1,904

--------------------------------------
Retail - 1.5%
--------------------------------------
   Gap Inc.                                   24          336
   Target Corp.                                9          384
   Wal-Mart Stores Inc.                        7   $      378
--------------------------------------            ------------
                                                        1,098

--------------------------------------
Semiconductors - 1.0%
--------------------------------------
   Linear Technology Corp.                     6          229
   Maxim Integrated Products Inc. (b)          6          312
   Texas Instruments Inc.                      5          148
--------------------------------------            ------------
                                                          689

--------------------------------------
Software - 2.5%
--------------------------------------
   Automatic Data Processing Inc.             16          924
   Microsoft Corp. (b)                         9          584
   Oracle Corp. (b)                           19          264
--------------------------------------            ------------
                                                        1,772

--------------------------------------
Telecommunications Equipment - 0.4%
--------------------------------------
   CIENA Corp. (b)                            18          257
--------------------------------------

--------------------------------------
Transportation - 0.9%
--------------------------------------
   FedEx Corp. (b)                            12          630
--------------------------------------

--------------------------------------
Wireless Telecommunications - 1.2%
--------------------------------------
   AT&T Wireless Services Inc. (b)            58          839
--------------------------------------            ------------

--------------------------------------
    Total Common Stocks
      (cost $34,574)                                   34,383
--------------------------------------            ------------

--------------------------------------
Corporate Bonds - 21.9%
--------------------------------------
Aerospace & Defense - 0.7%
--------------------------------------
   Lockheed Martin Corp.
    7.25%, 05/15/06                  $       185          199
    8.20%, 12/01/09                          105          118
    7.65%, 05/01/16                          185          201
--------------------------------------            ------------
                                                          518

--------------------------------------
Auto Parts & Equipment - 0.5%
--------------------------------------
   Delphi Automotive Systems, 6.55%,
    06/15/06                                 275          275
   Lear Corp., 7.96%, 05/15/05               110          112
--------------------------------------            ------------
                                                          387

--------------------------------------
Banks - 1.0%
--------------------------------------
   JP Morgan Chase & Co.
    5.625%, 08/15/06                         100          102
    6.75%, 02/01/11                          120          123
   US Bank NA, 5.70%, 12/15/08               525          514
--------------------------------------            ------------
                                                          739

--------------------------------------
Beverages - 3.5%
--------------------------------------
   Anheuser-Busch Cos. Inc.
    5.65%, 09/15/08                          425          433
    5.125%, 10/01/08                         260          257
    5.75%, 04/01/10                          355          355
    6.00%, 04/15/11                          670          678
    7.55%, 10/01/30                           40           46
    6.80%, 01/15/31                           50           52
    6.80%, 08/20/32                           95           99
   Coca-Cola Enterprises
    5.375%, 08/15/06                         200          202
    6.125%, 08/15/11                         275          277
   PepsiCo Inc., 4.50%, 09/15/04              95           96
--------------------------------------            ------------
                                                        2,495

--------------------------------------
Chemicals - 0.8%
--------------------------------------
   E.I. du Pont de Nemours, 6.875%,          275          296
      10/15/09
   Lyondell Chemical Co., 9.625%,            250          253
      05/01/07
--------------------------------------            ------------
                                                          549

--------------------------------------
Cosmetics & Personal Care - 0.2%
--------------------------------------
   International Flavors & Fragrance
    Inc.,     6.45%, 05/15/06                175          177
--------------------------------------

--------------------------------------
Diversified Financial Services -
5.8%
--------------------------------------
   American Express Co., 6.75%,              575          610
   06/23/04


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   American General Finance
    Corp., 5.875%, 07/14/06$                 175   $      178
   Associates Corp. NA, 5.75%,
    11/01/03                                 930          969
   Citigroup Inc.
    5.50%, 08/09/06                          186          189
    7.25%, 10/01/10                          165          177
    6.50%, 01/18/11                          545          561
   General Electric Capital Corp.
    5.375%, 01/15/03                         185          190
    5.375%, 04/23/04                         315          328
    7.25%, 05/03/04                          250          270
   General Motors Acceptance Corp.
    6.75%, 12/10/02                          300          310
    5.80%, 03/12/03                           95           97
   Household Finance Corp., 6.75%,
    05/15/11                                  80           80
   Salomon Smith Barney
    Holdings, 6.50%, 02/15/08                195          202
--------------------------------------            ------------
                                                        4,161

--------------------------------------
Entertainment - 0.0%
--------------------------------------
   Six Flags Inc., 9.75%, 06/15/07            20           20
--------------------------------------

--------------------------------------
Food - 1.2%
--------------------------------------
   Fred Meyer Inc., 7.45%, 03/01/08           50           54
   Kellogg Co.
    5.50%, 04/01/03                          310          318
    7.45%, 04/01/31                           30           32
   Kroger Co.
    7.80%, 08/15/07                           45           49
    7.00%, 05/01/18                           35           35
    6.80%, 12/15/18                           75           73
    7.50%, 04/01/31                           85           89
   Safeway Inc.
    6.85%, 09/15/04                           50           53
    6.15%, 03/01/06                          150          154
--------------------------------------            ------------
                                                          857

--------------------------------------
Healthcare - 0.1%
--------------------------------------
   HealthSouth Corp.
    7.375%, 10/01/06 (e)                      25           25
    8.375%, 10/01/11 (e)                      25           26
--------------------------------------            ------------
                                                           51

--------------------------------------
Manufacturing - 0.5%
--------------------------------------
   Honeywell International Inc.
    5.125%, 11/01/06                         195          192
    6.125%, 11/01/11                         155          153
--------------------------------------            ------------
                                                          345

--------------------------------------
Media - 1.9%
--------------------------------------
   Clear Channel Communications
      Inc.,
    2.625%, 04/01/03 (j)                     273          278
    6.00%, 11/01/06                          220          216
   CSC Holdings Inc.
    8.125%, 08/15/09                         225          231
    7.625%, 04/01/11                         140          140
   TCI Communications Inc., 6.375%,
      05/01/03                               505          519
--------------------------------------            ------------
                                                        1,384

--------------------------------------
Oil & Gas Producers - 0.3%
--------------------------------------
   Burlington Resources Finance
    Co., 7.20%, 08/15/31                     145          140
   Tosco Corp., 8.125%, 02/15/30              90          103
--------------------------------------            ------------
                                                          243

--------------------------------------
Pharmaceuticals - 0.5%
--------------------------------------
   Pfizer Inc., 5.625%, 02/01/06             355          365
--------------------------------------

--------------------------------------
Pipelines - 0.6%
--------------------------------------
   El Paso Corp.
    7.00%, 05/15/11                      $   170   $      168
    8.05%, 10/15/30                          170          174
   Kinder Morgan Inc., 6.45%,
    03/01/03                                  70           72
--------------------------------------            ------------
                                                          414

--------------------------------------
Retail - 3.0%
--------------------------------------
   Gap Inc.
    8.15%, 12/15/05 (e)                       55           47
    8.80%, 12/15/08 (e)                      225          197
   Target Corp.
    5.50%, 04/01/07                          145          146
    5.40%, 10/01/08                           60           59
   Wal-Mart Stores Inc.
    5.45%, 08/01/06                          575          588
    6.875%, 08/10/09                       1,060        1,147
--------------------------------------            ------------
                                                        2,184

--------------------------------------
Wireless Telecommunications - 1.3%
--------------------------------------
   AT&T Wireless Services Inc.,
      7.35%, 03/01/06                        820          867
   Cingular Wireless, 5.625%,
      12/15/06 (e)                            40           40
--------------------------------------            ------------
                                                          907
                                                  ------------

--------------------------------------
    Total Corporate Bonds
      (cost $15,353)                                   15,796
--------------------------------------            ------------

--------------------------------------
Preferred Stocks - 0.9%
--------------------------------------
Electric - 0.3%
--------------------------------------
   Reliant Energy Inc., 2.00%                  5          260
--------------------------------------

--------------------------------------
Media - 0.2%
--------------------------------------
   Tribune Co., 2.00%                          2          134
--------------------------------------

--------------------------------------
Oil & Gas Producers - 0.4%
--------------------------------------
   Coastal Corp., 6.625%                       9          277
--------------------------------------            ------------



--------------------------------------
    Total Preferred Stocks
--------------------------------------
      (cost $999)                                         671
--------------------------------------            ------------


--------------------------------------
Government Securities - 19.7%
--------------------------------------
U.S. Government Agencies - 8.9%
--------------------------------------
   Federal Home Loan Bank
    4.875%, 05/14/04                  $    1,105        1,137
    6.50%, 11/15/05                          475          508
   Federal Home Loan Mortgage
    Corp. 5.875%, 03/21/11                   255          253
   Federal National Mortgage
    Association
    4.75%, 11/14/03                        1,120        1,153
    3.125%, 11/15/03                         530          530
    5.50%, 05/02/06                          525          541
    4.75%, 01/02/07                          285          283
    6.625%, 09/15/09                         680          726
    6.25%, 02/01/11                          410          417
    5.50%, 03/15/11                          850          835
--------------------------------------            ------------
                                                        6,383

--------------------------------------
U.S. Treasury Securities - 10.8%
--------------------------------------
   U.S. Treasury Bonds
    7.25%, 05/15/16                          615          711
    6.25%, 08/15/23                          590          625
    5.25%, 02/15/29                          660          620
    6.125%, 08/15/29                         990        1,051
    6.25%, 05/15/30                          499          541
   U.S. Treasury Notes
    4.75%, 01/31/03                          402          413
--------------------------------------

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   U.S. Treasury Notes (continued)
    2.75%, 09/30/03                  $       115   $      115
    5.875%, 11/15/04                       1,195        1,265
    6.50%, 10/15/06                          600          653
    5.50%, 02/15/08                          705          736
    5.625%, 05/15/08                         190          199
    5.50%, 05/15/09                          195          202
    5.00%, 02/15/11                          630          628
--------------------------------------            ------------
                                                        7,759
                                                  ------------

--------------------------------------
    Total Government Securities
      (cost $14,025)                                   14,142
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 9.5%
--------------------------------------
Diversified Financial Services -
4.5%
--------------------------------------
   Tyco Capital Corp., 1.78%,        $     3,200        3,200
   01/02/02
--------------------------------------

--------------------------------------
Money Market Fund - 0.1%
--------------------------------------
   Dreyfus Cash Management Plus,              98           98
   2.29% (a)
--------------------------------------

--------------------------------------
U.S. Government Agency - 4.9%
--------------------------------------
   Federal Home Loan Mortgage
    Corp., 1.51%, 01/02/02           $     3,500        3,500
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investments
       (cost $6,798)                                    6,798
--------------------------------------            ------------


--------------------------------------
Total Investments - 100%
--------------------------------------
   (cost $71,749)                                  $   71,790
--------------------------------------            ============


--------------------------------------------------------------
 JNL/Janus Capital Growth Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 90.5%
--------------------------------------
Advertising - 2.0%
--------------------------------------
   Lamar Advertising Co. (b)                 126   $    5,317
--------------------------------------

--------------------------------------
Airlines - 1.2%
--------------------------------------
   Southwest Airlines Co.                    174        3,209
--------------------------------------

--------------------------------------
Banks - 2.1%
--------------------------------------
   National Commerce Financial Corp.          54        1,373
   North Fork Bancorp. Inc.                   22          704
   Northern Trust Corp.                       56        3,388
--------------------------------------            ------------
                                                        5,465

--------------------------------------
Biotechnology - 8.9%
--------------------------------------
   CuraGen Corp. (b)                          67        1,497
   Enzon Inc. (b)                            120        6,742
   Human Genome Sciences Inc. (b)            199        6,702
   Invitrogen Corp. (b)                       64        3,964
   Millennium Pharmaceuticals Inc. (b)       163        4,004
--------------------------------------            ------------
                                                       22,909

--------------------------------------
Commercial Services - 13.0%
--------------------------------------
   Apollo Group Inc. (b)                     215        9,677
   Cendant Corp. (b)                         273        5,353
   Concord EFS Inc. (b)                      236        7,741
   Moody's Corp.                              54        2,142
   Paychex Inc.                              238        8,333
   Plexus Corp. (b)                           33          885
--------------------------------------            ------------
                                                       34,131

--------------------------------------
Computers - 1.4%
--------------------------------------
   Affiliated Computer Services Inc.
    - Class A (b)                             15        1,642
   Brocade Communications Systems
    Inc. (b)                                  19          644
   Cadence Design Systems Inc. (b)            60        1,311
--------------------------------------            ------------
                                                        3,597

--------------------------------------
Distribution & Wholesale - 0.1%
--------------------------------------
   Fastenal Co.                                4   $      287
--------------------------------------

--------------------------------------
Diversified Financial Services - 1.5%
--------------------------------------
   Charles Schwab Corp.                      111        1,723
   E*TRADE Group Inc. (b)                    206        2,108
--------------------------------------            ------------
                                                        3,831

--------------------------------------
Electronics - 0.5%
--------------------------------------
   Symbol Technologies Inc.                   66        1,046
--------------------------------------

--------------------------------------
Healthcare - 10.1%
--------------------------------------
   Apogent Technologies Inc. (b)              84        2,158
   Biomet Inc.                                 2           47
   Community Health Systems Inc. (b)          69        1,753
   Health Management Associates Inc. (b)     211        3,878
   Laboratory Corp. of America
    Holdings (b)                              63        5,087
   Manor Care Inc. (b)                        45        1,066
   Quest Diagnostics Inc. (b)                 50        3,591
   St. Jude Medical Inc. (b)                  67        5,233
   Stryker Corp.                              63        3,703
--------------------------------------            ------------
                                                       26,516

--------------------------------------
Insurance - 6.5%
--------------------------------------
   AFLAC Inc.                                117        2,867
   Berkshire Hathaway Inc. - Class B (b)       2        5,290
   Everest Re Group Ltd.                      21        1,477
   MGIC Investment Corp.                      45        2,788
   RenaissanceRe Holdings Ltd.                15        1,474
   W.R. Berkley Corp.                         19        1,045
   XL Capital Ltd.                            24        2,198
--------------------------------------            ------------
                                                       17,139

--------------------------------------
Internet - 4.6%
--------------------------------------
   eBay Inc. (b)                             132        8,828
   TMP Worldwide Inc. (b)                     77        3,308
--------------------------------------            ------------
                                                       12,136

--------------------------------------
Lodging - 0.4%
--------------------------------------
   Starwood Hotels & Resorts                  33          977
   Worldwide Inc.
--------------------------------------

--------------------------------------
Media - 3.8%
--------------------------------------
   Charter Communications Inc. (b)           332        5,462
   Cox Radio Inc. (b)                         53        1,356
   Entercom Communications Corp. (b)          30        1,489
   Hispanic Broadcasting Corp. (b)            67        1,701
--------------------------------------            ------------
                                                       10,008

--------------------------------------
Oil & Gas Producers - 1.1%
--------------------------------------
   EOG Resources Inc.                         70        2,750
--------------------------------------

--------------------------------------
Oil & Gas Services - 2.7%
--------------------------------------
   Hanover Compressor Co. (b)                232        5,868
   Universal Compression Holdings
    Inc. (b)                                  43        1,261
--------------------------------------            ------------
                                                        7,129

--------------------------------------
Pharmaceuticals - 8.1%
--------------------------------------
   Abgenix Inc. (b)                           84        2,828
   Andrx Group (b)                            90        6,329
   Forest Laboratories Inc. (b)              33         2,741
   King Pharmaceuticals Inc. (b)             79         3,314
   Medarex Inc. (b)                         135         2,424
   Sepracor Inc. (b)                         65         3,682
--------------------------------------            ------------
                                                       21,318

--------------------------------------
Pipelines - 4.2%
--------------------------------------
   Kinder Morgan Inc.                       196        10,902
--------------------------------------

--------------------------------------
Semiconductors - 8.3%
--------------------------------------
   Cree Inc. (b)                            334         9,831
   Integrated Device Technology Inc. (b)    188         5,001
--------------------------------------


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------


   Nvidia Corp. (b)                         105    $    7,019
--------------------------------------            ------------
                                                       21,851
--------------------------------------
Software - 2.2%
--------------------------------------
   Certegy  Inc. (b)                         30         1,020
   Electronic Arts Inc. (b)                  81         4,828
--------------------------------------            ------------
                                                        5,848

--------------------------------------
Telecommunications - 1.8%
--------------------------------------
   Amdocs Ltd. (b)                           39         1,320
   Echostar Communications Corp. (b)        123         3,390
--------------------------------------            ------------
                                                        4,710

--------------------------------------
Telecommunications Equipment - 0.4%
--------------------------------------
   CIENA Corp. (b)                           76         1,091
--------------------------------------

--------------------------------------
Transportation - 0.2%
--------------------------------------
   Expeditors International of                9           514
   Washington Inc.
--------------------------------------

--------------------------------------
Wireless Telecommunications - 5.4%
--------------------------------------
   Crown Castle International Corp. (b)     835         8,917
   SBA Communications Corp. (b)              99         1,290
   Western Wireless Corp. (b)               140         3,950
--------------------------------------            ------------
                                                       14,157
                                                  ------------

--------------------------------------
     Total Common Stocks
       (cost $276,720)                                236,838
--------------------------------------            ------------


--------------------------------------
Short Term Investments - 9.5%
--------------------------------------
Diversified Financial Services -
5.0%
--------------------------------------
   Tyco Capital Corp., 1.78%,
      01/02/02                        $   13,000       12,999
--------------------------------------

--------------------------------------
Money Market Fund - 0.0%
--------------------------------------
   Dreyfus Cash Management Plus,              70           70
    2.29% (a)
--------------------------------------

--------------------------------------
U.S. Government Agency - 4.5%
--------------------------------------
   Federal Home Loan Mortgage
    Corp., 1.51%, 01/02/02            $   11,900       11,900
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investments
       (cost $24,969)                                  24,969
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $301,688)                                 $  261,807
--------------------------------------            ============


--------------------------------------------------------------
 JNL/Janus Global Equities Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 93.1%
--------------------------------------
Advertising - 0.0%
--------------------------------------
   WPP Group Plc                              22   $      243
--------------------------------------

--------------------------------------
Aerospace & Defense - 1.3%
--------------------------------------
   Boeing Co.                                 33        1,293
   General Dynamics Corp.                     24        1,915
   Northrop Grumman Corp.                      4          412
   Raytheon Co.                               47        1,515
--------------------------------------            ------------
                                                        5,135

--------------------------------------
Auto Manufacturers - 2.1%
--------------------------------------
   Bayerische Motoren Werke (BMW) AG          72        2,494
   Nissan Motor Co. Ltd.                     388        2,058
   Toyota Motor Corp.                        141        3,572
--------------------------------------            ------------
                                                        8,124

--------------------------------------
Banks - 5.3%
--------------------------------------
   Abbey National Plc                         70          994
   Banco Bilbao Vizcaya Argentaria SA        439        5,434
   Bank of New York Co. Inc.                  95        3,883
   Fortis Group (b)                           34          890
   Lloyds TSB Group Plc                      116        1,260
   Northern Trust Corp.                       32   $    1,916
   Standard Chartered Plc                    216        2,581
   State Street Corp.                         23        1,226
   UBS AG (b)                                 23        1,174
   US Bancorp                                 78        1,635
--------------------------------------            ------------
                                                       20,993

--------------------------------------
Beverages - 1.9%
--------------------------------------
   Diageo Plc                                426        4,872
   Heineken NV                                26          998
   PepsiCo Inc.                               30        1,459
--------------------------------------            ------------
                                                        7,329

--------------------------------------
Biotechnology - 0.6%
--------------------------------------
   Amgen Inc. (b)                             18          999
   Genentech Inc. (b)                         14          777
   Human Genome Sciences Inc. (b)             20          673
--------------------------------------            ------------
                                                        2,449

--------------------------------------
Chemicals - 0.6%
--------------------------------------
   Akzo Nobel NV                              30        1,327
   Bayer AG                                   38        1,213
--------------------------------------            ------------
                                                        2,540

--------------------------------------
Commercial Services - 2.0%
--------------------------------------
   Capita Group Plc                          154        1,097
   Cendant Corp. (b)                         107        2,104
   Paychex Inc.                               21          738
   Securitas AB                              205        3,890
--------------------------------------            ------------
                                                        7,829

--------------------------------------
Computers - 1.8%
--------------------------------------
   BISYS Group Inc. (b)                        7          451
   Electronic Data Systems Corp.              53        3,625
   International Business Machines
    Corp.                                     18        2,164
   Sungard Data Systems Inc. (b)              27          774
--------------------------------------            ------------
                                                        7,014

--------------------------------------
Cosmetics & Personal Care - 0.7%
--------------------------------------
   Estee Lauder Cos. Inc.                     82        2,641
--------------------------------------

--------------------------------------
Diversified Financial Services - 5.2%
--------------------------------------
   American Express Co.                       73        2,590
   Citigroup Inc.                            235       11,873
   Fannie Mae                                 36        2,897
   Goldman Sachs Group Inc.                   32        2,950
--------------------------------------            ------------
                                                       20,310

--------------------------------------
Electronics - 0.7%
--------------------------------------
   Celestica Inc. (b)                         10          394
   Flextronics International Ltd. (b)         23          555
   Samsung Electronics                         8        1,608
--------------------------------------            ------------
                                                        2,557

--------------------------------------
Food - 4.2%
--------------------------------------
   Koninklijke Ahold NV                      241        7,003
   Safeway Plc                               331        1,543
   Sysco Corp.                                31          809
   Unilever NV                               120        7,021
--------------------------------------            ------------
                                                       16,376

--------------------------------------
Hand & Machine Tools - 0.6%
--------------------------------------
   Schneider Electric SA                      45        2,167
--------------------------------------

--------------------------------------
Healthcare - 2.5%
--------------------------------------
   Baxter International Inc.                   2           87
   Hoya Corp.                                 20        1,165
   Johnson & Johnson                          49        2,881
   Medtronic Inc.                             94        4,801
   UnitedHealth Group Inc.                    14          987
--------------------------------------            ------------
                                                        9,921

--------------------------------------
Home Furnishings - 0.9%
--------------------------------------
   SONY Corp.                                 80        3,633
--------------------------------------


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

Household Products - 0.4%
--------------------------------------
   Reckitt Benckiser Plc                     109   $    1,591
--------------------------------------

--------------------------------------
Insurance - 4.8%
--------------------------------------
   Aegon NV                                  106        2,871
   Allstate Corp.                             69        2,341
   AXA                                        41          862
   Cigna Corp.                                41        3,770
   Marsh & McLennan Cos. Inc.                 19        2,008
   Muenchener Rueckversicherungs AG            6        1,512
   Swiss Reinsurance                          47        4,767
   Tokio Marine & Fire Insurance Co.
    Ltd.                                      99          724
--------------------------------------            ------------
                                                       18,855

--------------------------------------
Internet - 0.4%
--------------------------------------
   Check Point Software Technologies
    Ltd. (b)                                  40        1,594
--------------------------------------

--------------------------------------
Leisure Time - 0.2%
--------------------------------------
   Carnival Corp.                             27          771
--------------------------------------

--------------------------------------
Manufacturing - 7.4%
--------------------------------------
   General Electric Co.                      203        8,139
   Honeywell International Inc.               57        1,939
   Tyco International Ltd.                   324       19,080
--------------------------------------            ------------
                                                       29,158

--------------------------------------
Media - 11.4%
--------------------------------------
   AOL Time Warner Inc. (b)                  109        3,502
   Clear Channel Communications Inc. (b)     162        8,257
   Comcast Corp. (b)                         139        5,005
   Elsevier NV                                82          964
   Grupo Televisa SA - GDR (b)               127        5,478
   McGraw-Hill Cos. Inc.                      46        2,787
   News Corp. Ltd.                            50          397
   News Corp. Ltd. - ADR                       2           77
   Pearson Plc                               194        2,238
   Reed International Plc                    113          936
   Reuters Group Plc                          51          506
   USA Networks Inc. (b)                      49        1,333
   Viacom Inc. - Class B (b)                 139        6,151
   Walt Disney Co.                           206        4,272
   Wolters Kluwer NV                         131        2,991
--------------------------------------            ------------
                                                       44,894

--------------------------------------
Metal Fabrication & Hardware - 0.9%
--------------------------------------
   Assa Abloy AB - Class B                   243        3,504
--------------------------------------

--------------------------------------
Oil & Gas Producers - 7.5%
--------------------------------------
   Anadarko Petroleum Corp.                   44        2,492
   BP Plc                                    395        3,067
   PanCanadian Energy Corp.                  126        3,266
   PetroChina Co. Ltd.                     9,682        1,713
   Petroleo Brasileiro SA - ADR              443        9,996
   Repsol YPF SA                             125        1,827
   Royal Dutch Petroleum Co. - NYS             8          409
   TotalFinaElf SA                            46        6,625
--------------------------------------            ------------
                                                       29,395

--------------------------------------
Oil & Gas Services - 0.4%
--------------------------------------
   Schlumberger Ltd.                          30        1,633
--------------------------------------

--------------------------------------
Pharmaceuticals - 11.8%
--------------------------------------
   Abbott Laboratories                        54        2,997
   American Home Products Corp.               45        2,774
   AstraZeneca  Plc                           78        3,508
   GlaxoSmithKline Plc                       156        3,910
   Novartis AG                                24          882
   OSI Pharmaceuticals Inc. (b)                9          409
   Pfizer Inc.                               210        8,379
   Pharmacia Corp.                            45   $    1,919
   Roche Holding AG                           45        3,190
   Sanofi-Synthelabo SA                       33        2,435
   Sepracor Inc. (b)                          18        1,025
   Serono SA - Class B                         3        2,191
   Takeda Chemical Industries Ltd.           137        6,199
   Teva Pharmaceutical Industries             57        3,516
   Ltd. - ADR
   Yamanouchi Pharmaceutical Co. Ltd.        113        2,984
--------------------------------------            ------------
                                                       46,318

--------------------------------------
Retail - 2.4%
--------------------------------------
   Costco Wholesale Corp. (b)                 18          821
   Target Corp.                               39        1,616
   Wal-Mart Stores Inc.                       84        4,845
   Walgreen Co.                               61        2,053
--------------------------------------            ------------
                                                        9,335

--------------------------------------
Semiconductors - 2.9%
--------------------------------------
   Applied Materials Inc. (b)                 32        1,283
   ASML Holding NV - NYS (b)                  75        1,278
   ASML Holding NV (b)                        42          724
   Rohm Co. Ltd.                              12        1,519
   STMicroelectronics NV - NYS                79        2,496
   STMicroelectronics NV                     127        4,061
--------------------------------------            ------------
                                                       11,361

--------------------------------------
Software - 2.9%
--------------------------------------
   Automatic Data Processing Inc.             16          949
   Electronic Arts Inc. (b)                   14          839
   First Data Corp.                           17        1,317
   Fiserv Inc. (b)                            46        1,946
   Microsoft Corp. (b)                        70        4,668
   Oracle Corp. (b)                           73        1,013
   SAP AG                                      4          578
--------------------------------------            ------------
                                                       11,310

--------------------------------------
Telecommunications - 2.5%
--------------------------------------
   Amdocs Ltd. (b)                           92         3,132
   Telefonica SA (b)                        119         1,594
   Telefonos de Mexico SA - ADR             145         5,063
--------------------------------------            ------------
                                                        9,789

--------------------------------------
Telecommunications Equipment - 1.4%
--------------------------------------
   Nokia Corp. - ADR                        127         3,106
   Nokia Oyj                                 97         2,512
--------------------------------------            ------------
                                                        5,618

--------------------------------------
Tobacco - 0.5%
--------------------------------------
   Philip Morris Cos. Inc.                   42         1,932
--------------------------------------

--------------------------------------
Transportation - 0.3%
--------------------------------------
   United Parcel Service Inc.                19         1,044
--------------------------------------

--------------------------------------
Wireless Telecommunications - 4.6%
--------------------------------------
   AT&T Wireless Services Inc. (b)           94         1,346
   China Telecom (Hong Kong) Ltd. (b)     1,428         5,028
   NTT DoCoMo Inc.                            1         8,155
   Vodafone Group Plc                     1,109         2,902
   Vodafone Group Plc - ADR                  27           688
--------------------------------------            ------------
                                                       18,119
                                                  ------------
--------------------------------------
     Total Common Stocks
       (cost $384,343)                                365,482
--------------------------------------            ------------


--------------------------------------
Preferred Stocks - 0.7%
--------------------------------------
Auto Manufacturers - 0.7%
--------------------------------------
   Porsche AG                                 7         2,604
--------------------------------------

--------------------------------------
Media - 0.0%
--------------------------------------
   News Corp. Ltd. - ADR                     37           244
--------------------------------------            ------------

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

     Total Preferred Stocks
       (cost $2,101)                               $    2,848
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 6.2%
--------------------------------------
Money Market Fund - 0.0%
--------------------------------------
   Dreyfus Cash Management Plus,             35            35
   2.29% (a)
--------------------------------------

--------------------------------------
U.S. Government Agencies - 6.2%
--------------------------------------
   Federal Home Loan Mortgage Corp.
    1.51%, 01/02/02                  $    9,500         9,500
    3.46%, 01/11/02                      15,000        14,985
--------------------------------------            ------------
                                                       24,485
                                                  ------------

--------------------------------------
     Total Short Term Investments
       (cost $24,520)                                  24,520
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
     (cost $410,964)                               $  392,850
--------------------------------------            ============

--------------------------------------------------------------
Forward Currency Contracts, Open at December 31, 2001:
--------------------------------------------------------------
  Currency    Settlement   Notional   Currency    Unrealized
Purchased/Sold   Date       Amount      Value     Gain(Loss)
------------------------------------------------- ------------
   CAD/USD     02/07/02     2,170CAD $    1,359   $      (33)
   CHF/USD     04/26/02     1,100CHF        663            2
   CHF/USD     05/24/02     1,200CHF        723           (3)
   EUR/USD     01/02/02        32EUR         29            1
   EUR/USD     01/03/02       104EUR         93            1
   EUR/USD     01/04/02        94EUR         84            1
   EUR/USD     01/22/02    10,800EUR      9,607          (23)
   EUR/USD     02/07/02       400EUR        355            3
   EUR/USD     04/26/02     5,900EUR      5,230            2
   EUR/USD     05/10/02     1,450EUR      1,285           (9)
   EUR/USD     05/24/02     6,500EUR      5,757            8
   GBP/USD     02/07/02       375GBP        544            4
   JPY/USD     01/22/02   180,000JPY      1,375         (104)
   JPY/USD     02/07/02  1,000,00JPY      7,646         (815)
   JPY/USD     04/26/02    90,000JPY        691          (23)
   JPY/USD     05/10/02   205,000JPY      1,575         (128)
   KRW/USD     01/02/02    88,890KRW         68            -
   KRW/USD     01/03/02     5,620KRW          4            -
   MXN/USD     04/26/02    14,000MXN      1,497           43
   USD/CAD     02/07/02    (2,400CAD     (1,503)          51
   USD/CAD     06/21/02     (300)CAD       (188)           1
   USD/CHF     04/26/02   (8,450)CHF     (5,094)           9
   USD/CHF     05/24/02   (1,200)CHF       (723)           8
   USD/CHF     06/21/02   (3,200)CHF     (1,930)         (12)
   USD/EUR     01/02/02      (53)EUR        (47)          (1)
   USD/EUR     01/03/02     (100)EUR        (90)           -
   USD/EUR     01/04/02     (178)EUR       (158)          (1)
   USD/EUR     01/22/02  (10,800)EUR     (9,607)        (216)
   USD/EUR     02/07/02   (1,400)EUR     (1,244)          18
   USD/EUR     04/26/02  (17,700)EUR    (15,691)          40
   USD/EUR     05/10/02  (11,450)EUR    (10,146)         101
   USD/EUR     05/24/02   (8,800)EUR     (7,794)          32
   USD/EUR     06/21/02   (2,300)EUR     (2,035)         (15)
   USD/GBP     02/07/02     (375)GBP       (544)          (4)
   USD/GBP     04/26/02   (1,600)GBP     (2,313)         (53)
   USD/GBP     05/10/02   (6,900)GBP     (9,967)         (67)
   USD/GBP     05/24/02   (2,000)GBP     (2,887)          11
   USD/HKD     02/07/02  (46,500)HKD     (5,963)          (1)
   USD/JPY     01/22/02  (360,000)JPY    (2,750)         195
   USD/JPY     02/07/02(1,200,000)JPY    (9,175)         882
   USD/JPY     04/26/02  (940,000)JPY    (7,216)         493
   USD/JPY     05/10/02  (970,000)JPY    (7,453)         562
   USD/JPY     05/24/02  (740,000)JPY    (5,690)         428

--------------------------------------------------------------
Forward Currency Contracts (continued), Open at December 31,
     2001:
--------------------------------------------------------------
  Currency    Settlement   Notional   Currency    Unrealized
Purchased/Sold   Date       Amount      Value     Gain(Loss)
------------------------------------------------- ------------
   USD/JPY     06/21/02  (25,000)JPY       (192)           4
   USD/KRW     01/28/02  (800,000KRW       (609)           2
   USD/MXN     04/26/02   (2,994)MXN     (2,994)         (91)
                                     ------------ ------------
     Total                           $  (75,418)  $    1,303
                                     ============ ============

--------------------------------------------------------------
Summary of Investments by Country, December 31, 2001:
--------------------------------------------------------------
Country                                % of           Market
                                     Investment       Value
-------------------------------------------------   ----------
Australia                                   0.%    $     718
Belgium                                     0.2          890
Brazil                                      2.6        9,996
Canada                                      0.9        3,661
Finland                                     1.4        5,618
France                                      4.1       16,150
Germany                                     2.1        8,400
Hong Kong                                   1.7        6,742
Israel                                      1.3        5,110
Japan                                       7.64      30,007
Mexico                                      2.7       10,541
Netherlands                                 7.2       28,082
South Korea                                 0.4        1,608
Spain                                       2.3        8,855
Sweden                                      1.9        7,393
Switzerland                                 3.1       12,205
United Kingdom                              8.1       31,937
United States                              52.2      204,937
                                     ------------ ------------
     Total                                100.%    $ 392,850
                                     ============ ============

--------------------------------------------------------------
 JNL/Janus Growth & Income Series
--------------------------------------------------------------


--------------------------------------
Common Stocks - 82.5%
--------------------------------------
Auto Manufacturers - 0.6%
--------------------------------------
   Bayerische Motoren Werke (BMW) AG           4   $      124
--------------------------------------

--------------------------------------
Auto Parts & Equipment - 1.1%
--------------------------------------
   Delphi Automotive Systems Corp.            16          218
--------------------------------------

--------------------------------------
Banks - 4.3%
--------------------------------------
   Bank of America Corp.                       2          124
   JP Morgan Chase & Co.                       8          302
   US Bancorp                                 22          465
--------------------------------------            ------------
                                                          891

--------------------------------------
Beverages - 4.3%
--------------------------------------
   Anheuser-Busch Cos. Inc.                    6          283
   Coca-Cola Enterprises Inc.                 12          223
   PepsiCo Inc.                                7          364
--------------------------------------            ------------
                                                          870

--------------------------------------
Chemicals - 2.1%
--------------------------------------
   E. I. du Pont de Nemours                    8          337
   Solutia Inc.                                6           85
--------------------------------------            ------------
                                                          422

--------------------------------------
Commercial Services - 1.6%
--------------------------------------
   Arbitron Inc. (b)                           1           35
   Paychex Inc.                                5          180
   Valassis Communications Inc. (b)            3          106
--------------------------------------            ------------
                                                          321

--------------------------------------
Computers - 1.9%
--------------------------------------
   Apple Computer Inc. (b)                    11          235
   Ceridian Corp. (b)                          8          156
--------------------------------------            ------------
                                                          391

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

Cosmetics & Personal Care - 1.1%
--------------------------------------
   Procter & Gamble Co.                        3   $      216
--------------------------------------

--------------------------------------
Diversified Financial Services - 8.8%
--------------------------------------
   Charles Schwab Corp.                        9          139
   Citigroup Inc.                             19          960
   Goldman Sachs Group Inc.                    3          242
   Household International Inc.                5          304
   Merrill Lynch & Co. Inc.                    3          158
--------------------------------------            ------------
                                                        1,803

--------------------------------------
Electric - 0.9%
--------------------------------------
   Duke Energy Corp.                           5          186
--------------------------------------

--------------------------------------
Engineering & Construction - 1.1%
--------------------------------------
   Fluor Corp.                                 6          218
--------------------------------------

--------------------------------------
Food - 0.2%
--------------------------------------
   Kroger Co. (b)                              2           41
--------------------------------------

--------------------------------------
Healthcare - 1.5%
--------------------------------------
   Medtronic Inc.                              6          302
--------------------------------------

--------------------------------------
Insurance - 12.5%
--------------------------------------
   American International Group Inc.          9           697
   AON Corp.                                  5           161
   Assicurazioni Generali                     5           144
   Berkshire Hathaway Inc. - Class B (b)      -           253
   Cigna Corp.                                1           126
   John Hancock Financial Services Inc.       5           204
   Marsh & McLennan Cos. Inc.                 4           439
   MGIC Investment Corp.                      2           146
   PartnerRe Ltd.                             3           149
   Prudential Financial Inc. (b)              5           160
   The Principal Financial Group (b)          2            46
   Willis Group Holdings Ltd. (b)             2            53
--------------------------------------            ------------
                                                        2,578

--------------------------------------
Internet - 0.4%
--------------------------------------
   VeriSign Inc. (b)                          2            91
--------------------------------------

--------------------------------------
Leisure Time - 0.6%
--------------------------------------
   Harley-Davidson Inc.                       2           116
--------------------------------------

--------------------------------------
Lodging - 1.1%
--------------------------------------
   Fairmont Hotels & Resorts Inc.             3            76
   Park Place Entertainment Corp. (b)        16           143
--------------------------------------            ------------
                                                          219

--------------------------------------
Manufacturing - 6.3%
--------------------------------------
   General Electric Co.                      11           443
   Honeywell International Inc.              11           358
   Minnesota Mining and
    Manufacturing Co.                         1           138
   Tyco International Ltd.                    6           342
--------------------------------------            ------------
                                                        1,281

--------------------------------------
Media - 11.1%
--------------------------------------
   AOL Time Warner Inc. (b)                   5           148
   Clear Channel Communications Inc.(b)       2           105
   Comcast Corp. (b)                         14           513
   Cox Communications Inc. (b)                7           307
   Liberty Media Corp. (b)                   40           557
   USA Networks Inc. (b)                      4           115
   Viacom Inc. - Class B (b)                 10           446
   Walt Disney Co.                            5           106
--------------------------------------            ------------
                                                        2,297

--------------------------------------
Mining - 0.1%
--------------------------------------
     Fording Inc.                             1            16
--------------------------------------

--------------------------------------
Oil & Gas Producers - 4.8%
--------------------------------------
   Burlington Resources Inc.                  4    $      168
   Conoco Inc.                                4           127
   Exxon Mobil Corp.                         13           519
   PanCanadian Energy Corp. (b)               7           172
--------------------------------------            ------------
                                                          986

--------------------------------------
Pharmaceuticals - 5.3%
--------------------------------------
   Allergan Inc.                              3           218
   American Home Products Corp.               5           333
   Pfizer Inc.                               13           528
--------------------------------------            ------------
                                                        1,079

--------------------------------------
Pipelines - 0.9%
--------------------------------------
   El Paso Corp.                              1            59
   Kinder Morgan Inc.                         2           135
--------------------------------------            ------------
                                                          194

--------------------------------------
Semiconductors - 3.1%
--------------------------------------
   Advanced Micro Devices Inc. (b)            8           134
   Linear Technology Corp.                    4           157
   Maxim Integrated Products Inc. (b)         6           339
--------------------------------------            ------------
                                                          630

--------------------------------------
Software - 3.0%
--------------------------------------
   Electronic Arts Inc. (b)                   2           120
   Microsoft Corp. (b)                        7           490
--------------------------------------            ------------
                                                          610

--------------------------------------
Telecommunications - 0.5%
--------------------------------------
   Telefonica SA (b)                           8          105
--------------------------------------

--------------------------------------
Telecommunications Equipment - 1.1%
--------------------------------------
   Nokia Corp. - ADR                           9          221
--------------------------------------

--------------------------------------
Toys & Hobbies - 0.8%
--------------------------------------
   Mattel Inc.                                10          165
--------------------------------------

--------------------------------------
Wireless Telecommunications - 1.4%
--------------------------------------
   AT&T Wireless Services Inc. (b)            20          284
--------------------------------------            ------------

--------------------------------------
     Total Common Stocks
       (cost $17,140)                                  16,875
--------------------------------------            ------------


--------------------------------------
Corporate Bonds - 2.2%
--------------------------------------
Diversified Financial Services - 0.3%
--------------------------------------
   Merrill Lynch & Co.
    6.80%, 11/03/03                   $       25           26
    6.15%, 01/26/06                           25           26
--------------------------------------            ------------
                                                           52

--------------------------------------
Oil & Gas Producers - 0.1%
--------------------------------------
   Devon Energy Corp., 3.944%,
    06/27/20 (j)                              45           21
--------------------------------------

--------------------------------------
Retail - 1.2%
--------------------------------------
   Wal-Mart Stores Inc., 4.375%,
    08/01/03                                 255          259
--------------------------------------

--------------------------------------
Telecommunications - 0.1%
--------------------------------------
   CenturyTel Inc., 8.375%, 10/15/10          20           21
--------------------------------------

--------------------------------------
Toys & Hobbies - 0.3%
--------------------------------------
   Mattel Inc.
    6.00%, 07/15/03                           20           20
    6.125%, 07/15/05                          34           33
--------------------------------------            ------------
                                                           53

--------------------------------------
Transportation - 0.2%
--------------------------------------
   Wisconsin Central Transport,               45           46
   6.625%, 04/15/08
--------------------------------------            ------------


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

     Total Corporate Bonds
       (cost $443)                                 $      452
--------------------------------------            ------------

--------------------------------------
Preferred Stocks - 2.3%
--------------------------------------
Auto Manufacturers - 1.1%
--------------------------------------
   Porsche AG                                  1          241
--------------------------------------

--------------------------------------
Electric - 1.2%
--------------------------------------
   Reliant Energy Inc., 2.00%                  5          238
--------------------------------------            ------------


--------------------------------------
     Total Preferred Stocks
       (cost $532)                                        479
--------------------------------------            ------------


--------------------------------------
Government Securities - 3.9%
--------------------------------------
U.S. Treasury Notes - 3.9%
    5.25%, 08/15/03                   $      370          385
    5.25%, 05/15/04                          390          407
--------------------------------------            ------------

--------------------------------------
     Total Government Securities
       (cost $762)                                        792
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 9.1%
--------------------------------------
Money Market Fund - 0.3%
--------------------------------------
   Dreyfus Cash Management Plus,              57           57
   2.29% (a)
--------------------------------------

--------------------------------------
U.S. Government Agency - 8.8%
--------------------------------------
   Federal Home Loan Mortgage
    Corp., 1.51%, 01/02/02            $    1,800   $    1,800
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investments
       (cost $1,857)                                    1,857
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $20,734)                                  $   20,455
--------------------------------------            ============


--------------------------------------------------------------
Forward Currency Contracts, Open at December 31, 2001:
--------------------------------------------------------------
  Currency    Settlement   Notional   Currency    Unrealized
Purchased/Sold   Date       Amount      Value     Gain(Loss)
------------------------------------------------- ------------
   EUR/USD     01/02/02        27EUR $       24   $        -
                                     ============ ============


--------------------------------------------------------------
 JNL/Oppenheimer Global Growth Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 88.1%
--------------------------------------
Aerospace & Defense - 1.4%
--------------------------------------
   Embraer - Empresa Brasileira
    de Aeronautica SA - ADR                25      $    555
     Raytheon Co.                           9           305
--------------------------------------          ------------
                                                        860
--------------------------------------
Auto Parts & Equipment - 0.5%
--------------------------------------
   Valeo SA                                    7          278
--------------------------------------

--------------------------------------
Banks - 5.2%
--------------------------------------
   Australia & New Zealand Banking
    Group Ltd.                                95          868
   Bank One Corp.                             28        1,093
   Royal Bank of Scotland Group Plc           28          691
   Wachovia Corp.                             18          558
--------------------------------------            ------------
                                                        3,210

--------------------------------------
Beverages - 1.9%
--------------------------------------
     Companhia de Bebidas das
      Americas                                17          353
     Diageo Plc                               26          302
     Fomento Economico Mexicano SA            81          277
     Grupo Modelo SA                         109          244
--------------------------------------            ------------
                                                        1,176

--------------------------------------
Biotechnology - 2.8%
--------------------------------------
   Affymetrix Inc. (b)                         7   $      257
   Amgen Inc. (b)                             17          943
   Human Genome Sciences Inc.  (b)             7          243
   Oxford GlycoSciences Plc (b)               12          113
   Protein Design Labs Inc. (b)                2           49
   Qiagen NV (b)                               6          106
--------------------------------------            ------------
                                                        1,711

--------------------------------------
Building Materials - 1.0%
--------------------------------------
   Hanson Plc                                 86          593
--------------------------------------

--------------------------------------
Chemicals - 0.8%
--------------------------------------
     International Flavors &
      Fragrances                              16          463
--------------------------------------

--------------------------------------
Commercial Services - 2.3%
--------------------------------------
   Quintiles Transnational Corp. (b)          33          529
   Rentokil Initial Plc                      223          895
--------------------------------------            ------------
                                                        1,424

--------------------------------------
Computers - 7.2%
--------------------------------------
   Cadence Design System Inc. (b)            130        2,850
   International Business Machines
    Corp.                                      6          780
   Mentor Graphics Corp. (b)                  15          363
   Synopsys Inc. (b)                           7          425
--------------------------------------            ------------
                                                        4,418

--------------------------------------
Cosmetics & Personal Care - 1.2%
--------------------------------------
   Wella AG                                   15          756
--------------------------------------

--------------------------------------
Diversified Financial Services - 5.3%
--------------------------------------
   American Express Co.                       16          578
   Citigroup Inc.                              6          308
   Credit Saison Co. Ltd.                     19          368
   Fannie Mae                                 17        1,320
   Freddie Mac                                 -           26
   ICICI Ltd. - ADR                           42          250
   Lehman Brothers Holdings Inc.               4          274
   MBNA Corp.                                  4          127
--------------------------------------            ------------
                                                        3,251

--------------------------------------
Electrical Components & Equipment -
0.3%
--------------------------------------
   Sharp Corp.                                 4           47
   Toshiba Corp.                              47          161
--------------------------------------             ------------
                                                          208

--------------------------------------
Electronics - 1.6%
--------------------------------------
   Applied Biosystems Group -
    Applera Corp.                              6          220
   Hirose Electric Co. Ltd.                    3          191
   Keyence Corp.                               1          150
   Kyocera Corp.                               3          222
   Sanmina-SCI Corp. (b)                      10          189
--------------------------------------            ------------
                                                          972

--------------------------------------
Entertainment - 1.0%
--------------------------------------
   Hilton Group Plc                           95          290
   International Game Technology (b)           5          311
--------------------------------------            ------------
                                                          601
--------------------------------------
Food - 1.8%
--------------------------------------
   Cadbury Schweppes Plc                     178        1,133
--------------------------------------

--------------------------------------
Gas - 0.2%
--------------------------------------
     Hong Kong & China Gas Co. Ltd.           94          115
--------------------------------------

--------------------------------------
Healthcare - 3.4%
--------------------------------------
   Amersham Plc                               16          154
   Cie Generale D'Optique Essilor
    International SA                           5          153
   Johnson & Johnson                          19        1,108
   Laboratory Corp. of America
    Holdings (b)                               1          105
   Oxford Health Plans (b)                     5          157
   Quest Diagnostics Inc. (b)                  4          280
--------------------------------------

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   Smith & Nephew Plc                         23   $      141
--------------------------------------            ------------
                                                        2,098
--------------------------------------
Holding Companies - Diversified -
0.9%
--------------------------------------
   Six Continents Plc                         59          581
--------------------------------------

--------------------------------------
Home Furnishings - 1.1%
--------------------------------------
   SONY Corp.                                  9          393
   Thomson Multimedia SA (b)                   8          255
--------------------------------------            ------------
                                                          648

--------------------------------------
Household Products - 5.1%
--------------------------------------
   Hindustan Lever Ltd.                      130          603
   Reckitt Benckiser Plc                     133        1,937
   Societe BIC SA                             18          609
--------------------------------------            ------------
                                                        3,149

--------------------------------------
Insurance - 2.3%
--------------------------------------
   ACE Ltd.                                   15          598
   AXA                                        11          233
   Berkshire Hathaway Inc. - Class B (b)       -          328
   Manulife Financial Corp.                   11          284
--------------------------------------            ------------
                                                        1,443

--------------------------------------
Internet - 1.1%
--------------------------------------
     Check Point Software
      Technologies Ltd. (b)                    3          132
     Riverstone Networks Inc. (b)             21          354
     Symantec Corp.                            2          119
     Trend Micro Inc. (b)                      2           47
--------------------------------------            ------------
                                                          652

--------------------------------------
Leisure Time - 0.8%
--------------------------------------
   P&O Princess Cruises Plc                   81          472
--------------------------------------

--------------------------------------
Manufacturing - 1.1%
--------------------------------------
   Bombardier Inc. - Class B                  67          687
--------------------------------------

--------------------------------------
Media - 7.9%
--------------------------------------
   AOL Time Warner Inc. (b)                   19          623
   Grupo Televisa SA - GDR (b)                12          497
   Liberty Media Corp. (b)                     9          130
   Pearson Plc                                19          218
   Reed International Plc                     76          628
   Singapore Press Holdings Ltd.              52          614
   Sirius Satellite Radio Inc. (b)             1           15
   Television Broadcasts Ltd.                149          646
   Wolters Kluwer NV                          32          728
   XM Satellite Radio Holdings -
    Class A (b)                               21          382
   ZEE Telefilms Ltd.                        150          347
--------------------------------------            ------------
                                                        4,828

--------------------------------------
Oil & Gas Producers - 4.3%
--------------------------------------
   Alberta Energy Co. Ltd.                     7          264
   BP Plc - ADR                               15          679
   ChevronTexaco Corp.                         7          636
   Husky Energy Inc.                          47          488
   Royal Dutch Petroleum Co. - NYS            12          574
--------------------------------------            ------------
                                                        2,641

--------------------------------------
Pharmaceuticals - 8.6%
--------------------------------------
   American Home Products Corp.               14          853
   AstraZeneca Plc                             6          289
   Eisai Co. Ltd.                             13          323
   Elan Corp. Plc - ADR (b)                   14          635
   Gilead Sciences Inc. (b)                    9          578
   Novartis AG                                 9          325
   Pfizer Inc.                                16          622
   Sanofi-Synthelabo SA                       22        1,669
--------------------------------------            ------------
                                                        5,294

--------------------------------------
Retail - 2.2%
--------------------------------------
   Best Buy Co. Inc. (b)                       4   $      313
   Boots Co. Plc                              64          543
   Circuit City Stores Inc.                   19          498
--------------------------------------            ------------
                                                        1,354

--------------------------------------
Semiconductors - 2.9%
--------------------------------------
   Altera Corp. (b)                            5          115
   Applied Materials Inc. (b)                  2           96
   Intel Corp.                                 6          186
   National Semiconductor Corp. (b)           33        1,025
   Novellus Systems Inc. (b)                   2           95
   STMicroelectronics NV - NYS                 4          139
   Xilinx Inc. (b)                             4          148
--------------------------------------            ------------
                                                        1,804
--------------------------------------
Software - 5.2%
--------------------------------------
   Business Objects SA - ADR (b)               3          112
   Electronic Arts Inc. (b)                   25        1,505
   Infosys Technologies Ltd.                   4          338
   Konami Corp.                                4          104
   Oracle Corp. (b)                           11          155
   SAP AG                                      2          277
   Siebel Systems Inc. (b)                     4          120
   Sybase Inc. (b)                            35          557
--------------------------------------            ------------
                                                        3,168
--------------------------------------
Telecommunications - 2.2%
--------------------------------------
   Cable & Wireless Plc                       38          185
   Global Crossing Ltd. (b)                   63           53
   KDDI Corp.                                  -          219
   SK Telecom                                  1          151
   Tele Norte Leste Participacoes SA      34,569          546
   Telewest Communications Plc (b)           171          154
   United Pan-Europe Communications NV (b)    77           35
--------------------------------------            ------------
                                                        1,343

--------------------------------------
Telecommunications Equipment - 1.8%
--------------------------------------
   Kudelski SA (b)                             5          275
   Nokia Corp. - ADR                          15          361
   Qualcomm Inc. (b)                           3          167
   Scientific-Atlanta Inc.                    13          308
--------------------------------------            ------------
                                                        1,111

--------------------------------------
Toys & Hobbies - 2.3%
--------------------------------------
   Hasbro Inc.                                13          216
   Nintendo Co. Ltd.                           7        1,189
--------------------------------------            ------------
                                                        1,405

--------------------------------------
Transportation - 0.2%
--------------------------------------
   Amadeus Global Travel Distribution
    SA - Class A                              24          139
--------------------------------------

--------------------------------------
Wireless Telecommunications - 0.2%
--------------------------------------
   Telesp Celular Participacoes SA            13          117
--------------------------------------            ------------


--------------------------------------
     Total Common Stock
       (cost $55,344)                                  54,103
--------------------------------------            ------------


--------------------------------------
Corporate Bond - 0.1%
--------------------------------------
Telecommunications - 0.1%
--------------------------------------
  Telewest Communication
    Plc.,11.00%, 10/01/07             $       65           47
--------------------------------------            ------------

--------------------------------------
          Total Corporate Bond
               (cost $51)                                  47
--------------------------------------            ------------

--------------------------------------
Preferred Stocks - 4.4%
--------------------------------------
Auto Manufacturers - 2.8%
--------------------------------------
   Porsche AG                                 5         1,743
--------------------------------------


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------


Pharmaceuticals - 1.6%
--------------------------------------
   Fresenius AG                              12    $    1,002
--------------------------------------            ------------


--------------------------------------
     Total Preferred Stocks
       (cost $2,654)                                    2,745
--------------------------------------            ------------


--------------------------------------
Short Term Investments - 7.4%
--------------------------------------
Money Market Funds - 7.4%
--------------------------------------
    Dreyfus Cash Management Plus,
     2.29% (a)                             3,128        3,128
    Dreyfus Government Cash
     Management, 2.15% (a)                 1,403        1,403
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investments
       (cost $4,531)                                    4,531
--------------------------------------            ------------


--------------------------------------
Total Investments - 100%
   (cost $62,580)                                  $   61,426
--------------------------------------            ============

--------------------------------------------------------------
Forward Currency Contracts, Open at December 31, 2001:
--------------------------------------------------------------
  Currency    Settlement   Notional   Currency    Unrealized
Purchased/Sold   Date       Amount      Value     Gain(Loss)
------------------------------------------------- ------------
  EUR/USD     01/02/02       211 EUR $      188   $        2
  GBP/USD     01/02/02        11 GBP         16            -
  GBP/USD     01/03/02         7 GBP         11            -
                                     ------------ ------------
                                     $       215  $        2
                                     ============ ============

--------------------------------------------------------------
Summary of Investments by Country, December 31, 2001:
--------------------------------------------------------------
  Country                               % of        Market
                                     Investment      Value
------------------------------------------------- ------------
  Australia                                1.4%    $      868
  Bermuda                                  0.1             53
  Brazil                                   2.6          1,571
  Canada                                   2.8          1,723
  Finland                                  0.6            361
  France                                   5.4          3,309
  Germany                                  6.1          3,778
  Hong Kong                                1.2            761
  India                                    2.5          1,538
  Ireland                                  1.0            635
  Israel                                   0.2            132
  Japan                                    5.6          3,414
  Mexico                                   1.7          1,018
  Netherlands                              2.6          1,583
  Singapore                                1.0            614
  South Korea                              0.2            151
  Spain                                    0.2            139
  Switzerland                              1.0            600
  United Kingdom                          16.3          9,996
  United States                           47.5         29,182
                                     ------------ ------------
     Total                               100.0%    $   61,426
                                     ============ ============


--------------------------------------------------------------
 JNL/Oppenheimer Growth Series
--------------------------------------------------------------

--------------------------------------
Common Stocks  - 69.8%
--------------------------------------

--------------------------------------
Biotechnology - 0.3%
--------------------------------------
   IDEC Pharmaceuticals Corp. (b)              -   $       31
--------------------------------------


--------------------------------------
Commercial Services - 2.7%
--------------------------------------
   Concord EFS Inc. (b)                       11          369
--------------------------------------

--------------------------------------
Computers - 1.5%
--------------------------------------
   Veritas Software Corp. (b)                  5   $      206
--------------------------------------

--------------------------------------
Diversified Financial Services - 9.4%
--------------------------------------
   Fannie Mae                                  1          106
   Freddie Mac                                 8          552
   USA Education Inc.                          7          620
--------------------------------------            ------------
                                                        1,278

--------------------------------------
Healthcare - 17.7%
--------------------------------------
   Baxter International Inc.                  10          535
   Biomet Inc.                                16          498
   Cytyc Corp. (b)                             -           12
   Johnson & Johnson                          11          625
   Lincare Holdings Inc. (b)                  11          322
   Stryker Corp.                               7          413
--------------------------------------            ------------
                                                        2,405

--------------------------------------
Insurance - 4.7%
--------------------------------------
   AMBAC Financial Group Inc.                  5          268
   MBIA Inc.                                   7          377
--------------------------------------            ------------
                                                          645
--------------------------------------
Investment Companies - 0.6%
--------------------------------------
   Nasdaq-100 Shares Index Tracking
    Stock (b)                                  2           78
--------------------------------------

--------------------------------------
Manufacturing - 5.5%
--------------------------------------
   Tyco International Ltd.                    13          751
--------------------------------------

--------------------------------------
Media - 3.7%
--------------------------------------
   Comcast Corp. (b)                          10          360
   Cox Communications Inc. (b)                 4          149
--------------------------------------            ------------
                                                          509

--------------------------------------
Pharmaceuticals - 4.2%
--------------------------------------
   Cardinal Health Inc.                        9          566
--------------------------------------

--------------------------------------
Retail - 10.5%
--------------------------------------
   Bed Bath & Beyond Inc. (b)                 15          503
   BJ's Wholesale Club Inc. (b)                5          236
   Kohl's Corp. (b)                           10          685
--------------------------------------            ------------
                                                        1,424

--------------------------------------
Software - 7.3%
--------------------------------------
   First Data Corp.                            7          518
   Microsoft Corp. (b)                         7          472
--------------------------------------            ------------
                                                          990

--------------------------------------
Telecommunications - 1.7%
--------------------------------------
   Verizon Communications Inc.                 5          233
--------------------------------------            ------------

--------------------------------------
     Total  Common Stocks
       (cost $9,174)                                    9,485
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 30.2%
--------------------------------------
Money Market Funds - 10.0%
--------------------------------------
   Dreyfus Cash Management Plus,
    2.29% (a)                                679          679
   Dreyfus Government Cash
    Management,  2.15% (a)                   679          679
--------------------------------------            ------------
                                                        1,358

--------------------------------------
Repurchase Agreement - 20.2%
--------------------------------------
   Repurchase agreement with Mellon
    Trust, 1.00%, (Collateralized by
    $3,746 Federal Home Loan
    Mortgage Corp., 6.00%, due
    12/01/18, market value $2,803)
    acquired on 12/31/01, due
    01/02/02                          $    2,748        2,748
--------------------------------------            ------------


--------------------------------------
     Total Short Term Investments
       (cost $4,106)                                    4,106
--------------------------------------            ------------

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

Total Investments - 100%
   (cost $13,280)                                  $   13,591
--------------------------------------            ============


--------------------------------------------------------------
 JNL/PIMCO Total Return Bond Series
--------------------------------------------------------------

--------------------------------------
Corporate Bonds - 46.7%
--------------------------------------
Airlines - 0.2%
--------------------------------------
   American Airlines Inc., 6.978%,    $      100   $      100
    04/01/11 (f)
--------------------------------------

--------------------------------------
Asset Backed Securities - 22.4%
--------------------------------------
   Advanta Mortgage Loan
    Trust,  4.21%,
    08/25/29 (f) (g)                         157          158
   Ameriquest Mortgage Securities
    Inc.,        4.42%, 07/15/30 (g)         213          214
   Asset Backed Securities Corp.
    Home Equity, 2.16%, 06/15/31             356          357
   Bayview Financial Acquisition
    Trust
    4.205%, 04/25/31 (g)                     85            85
    2.21%, 07/25/31 (g)                     353           352
   Bear Stearns Adjustable Rate
    Mortgage Trust
    7.50%, 11/25/30                           69           70
    7.49%, 12/25/30                           41           42
    7.50%, 12/25/30                          329          334
    6.73%, 11/25/31 (g)                      289          294
    6.30%, 01/25/32 (g)                      500          512
    6.15%, 02/25/32 (g)                      100          101
    6.20%, 02/25/32 (g)                      200          204
   Conseco Finance Recreational
    Enthusiast Consumer Trust,
    7.56%, 02/24/30                           74           77
   Conseco Finance Securitizations
    Corp.,   3.22%, 09/01/33                 900          899
   Conseco Private Label Credit Card
    Master Note Trust, 2.18%,
    12/15/08 (g)                             300          300
   Countrywide Home Loans, 7.75%,
    04/25/30                                  13           13
   Credit-Based Asset Servicing and
    Securitization, 2.27%, 10/25/30 (g)      649          650
   CS First Boston Mortgage
    Securities Corp.
    2.28%, 08/25/31 (g)                      353          354
    2.55%, 11/25/31 (g)                      478          479
   E*Trade Bank Adjustable Rate
    Mortgage Trust, 7.12%, 09/25/31 (g)      431          439
   First Nationwide Trust, 3.27%,
    09/25/31(f)                              612          614
   G-Wing Ltd., 6.68%, 05/06/04 (e)(g)       400          400
   GE Capital Mortgage Services
    Inc., 6.00%, 07/25/29 (f)                281          283
   Green Tree Financial Corp.,
    7.86%, 04/01/31 (f)                      300          300
   IndyMac Adjustable Rate Mortgage
    Trust, 6.44%, 01/25/32                    98           99
   Irwin Low Balance Home Equity
    Loan Trust, 4.18%, 06/25/21 (e)(g)       104          104
   Mellon Residential Funding
    Corp., 2.63%, 10/20/29 (g)               800          775
   Morgan Stanley Capital I, 6.59%,
    10/03/30 (f)                             201          211
   PNC Mortgage Securities
    Corp., 6.30%, 07/25/29                   800          821
   Provident Bank Equipment Lease
    Trust, 4.11%, 11/25/11 (e) (g)           289          290
   Providian Gateway Master
    Trust, 4.20%, 03/15/07 (e) (g)           600          600
   Residential Asset Securitization
    Trust, 7.13%, 07/25/31 (g)               500          503
   Residential Funding Mortgage
    Securities I Trust, 6.75%,
    06/25/28                                 300          306
   Salomon Mortgage Loan
    Trust, 7.60%, 08/25/30 (g)        $       22   $       23
   Small Business Administration
    Participants Certificates,
    6.29%, 01/01/21                           98           99
   Structured Asset Securities Corp.
    6.50%, 05/25/31 (g)                      228          228
    4.54%, 10/25/31 (g)                       96           97
    6.25%, 01/25/32 (g)                    1,400        1,424
   Torrens Trust, 5.06%, 07/15/31 (e)        306          306
   Washington Mutual, 6.40%, 10/19/39        800          816
   Wells Fargo Mortgage Backed
    Securities Trust
    6.78%, 10/25/31 (g)                      247          250
    6.25%, 01/25/32                          500          505
   World Financial Network Credit
    Card Master Trust, 3.82%,
    06/16/08 (f)                             300          299
--------------------------------------            ------------
                                                       15,287

--------------------------------------
Auto Manufacturers - 2.0%
--------------------------------------
   DaimlerChrysler NA Holding Corp.
    6.59%, 06/18/02 (f)                      400          407
    6.90%, 09/01/04 (f)                      500          519
   Ford Motor Co., 7.45%, 07/16/31           500          458
--------------------------------------            ------------
                                                        1,384

--------------------------------------
Banks - 3.0%
--------------------------------------
   Bank of America Corp.
    6.20%, 08/15/03 (f)                      200          207
    4.31%, 08/26/05 (f) (g)                  500          500
   Bank One Corp.
    4.02%, 05/07/02 (f) (g)                  400          400
    8.25%, 06/15/02                          200          205
   First Union Corp., 3.46%, 03/31/05(f)(g)  100          100
   Old Kent Bank, 7.75%, 08/15/10 (f)        500          529
   Wachovia Corp., 4.95%, 11/01/06 (f)       100           98
--------------------------------------            ------------
                                                        2,039

--------------------------------------
Chemicals - 0.3%
--------------------------------------
   Dow Chemical Co., 8.04%, 07/02/05 (f)     200          214
--------------------------------------

--------------------------------------
Commercial Services - 0.4%
--------------------------------------
   Cox Enterprises Inc., 6.625%,             250          253
    06/14/02 (f) (e)
--------------------------------------

--------------------------------------
Diversified Financial Services -
10.3%
----------------------------------------
   Atlas Reinsurance Plc, 8.65%,
    01/07/05 (e) (f) (g)                     500          500
   Bear Stearns Co. Inc., 2.39%,
    12/01/03 (f) (g)                         300          300
   CIT Group Inc., 4.27%, 04/07/03
    (f) (g)                                  300          301
   Credit Suisse First Boston (USA)
    Inc.,    6.125%, 11/15/11 (f)            100           98
   Donaldson Lufkin Jenrett, 5.30%,
    07/18/03 (f) (g)                         100          100
   Ford Motor Credit Co.
    3.34%, 03/17/03 (f)                      200          196
    6.70%, 07/16/04 (f)                      500          507
    5.22%, 07/18/05 (f) (g)                  300          283
   Gemstone Investors Ltd., 7.71%,
    10/31/04 (e) (f)                         100           97
   General Motors Acceptance Corp.
    3.99%, 08/04/03 (f)                      100           98
    5.55%, 01/20/04 (f) (g)                  200          196
    4.07%, 04/05/04 (f)                      100           96
    5.11%, 05/04/04 (f) (g)                  500          488
    4.34%, 05/10/04 (f) (g)                  100           97
    4.76%, 07/21/04 (f) (g)                  300          290
    8.00%, 11/01/31 (f)                      700          712
   Goldman Sachs Group LP, 7.80%,
    07/15/02 (e) (f)                         115          118
   Lehman Brothers Holdings
    Plc, 4.29%, 09/03/02 (f) (g)             200          200
   Merrill Lynch & Co., 3.8475%,             100          100
    05/21/04 (f) (g)
   Morgan Stanley Dean Witter &
    Co., 3.89%, 05/14/04(f) (g)              100          100


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   Parker Hannifin Employee Stock
    Ownership Trust, 6.34%, 07/15/08
    (e) (f)                           $      185   $      186
   Pemex Finance Ltd., 5.72%,
    11/15/03 (f)                             300          304
   Pemex Master Trust, 8.00%,
    11/15/11 (e) (f)                         200          201
   Residential Funding Mortgage
    Securities I Trust, 7.50%,
    12/25/30 (f)                             505          517
   Vendee Mortgage Trust, 6.50%,
    09/15/24                                 960          938
--------------------------------------            ------------
                                                        7,023

--------------------------------------
Electric - 0.6%
--------------------------------------
   Entergy Gulf States
    Inc., 4.83%, 09/01/04 (e) (f) (g)        400          400
----------------------------------------

--------------------------------------
Food - 0.2%
--------------------------------------
   Kroger Co., 4.31%, 08/16/12 (f)(g)        100          100
--------------------------------------

--------------------------------------
Insurance - 0.3%
--------------------------------------
   Allstate Corp., 6.75%, 06/15/03 (f)       200          210
--------------------------------------

--------------------------------------
Media - 0.7%
--------------------------------------
   Walt Disney Co., 4.50%, 09/15/04 (f)      500          499
--------------------------------------

--------------------------------------
Retail - 0.3%
--------------------------------------
   Sears Roebuck Acceptance
    Corp., 7.03%, 06/04/03 (f)               200          208
--------------------------------------

--------------------------------------
Sovereign - 1.8%
--------------------------------------
   Banque Cent de Tunisie, 7.50%,
    08/06/09 (e)                             300          274
   United Mexican States, 8.30%,
    08/15/31 (f)                           1,000          983
--------------------------------------            ------------
                                                        1,257

--------------------------------------
Telecommunications - 4.2%
--------------------------------------
   AT&T Corp., 3.33%, 08/06/02 (e)(f)(g)     300          300
   British Telecommunications Plc
    4.45%, 12/15/03 (f) (g)                  400          404
    8.125%, 12/15/10 (f)                     100          111
   France Telecom, 6.31%, 03/14/03
    (e) (f)                                  700          705
   France Telecom SA, 8.50%,
    03/01/31 (e) (f) (g)                     300          342
   Sprint Capital Corp., 6.00%,
    01/15/07 (e) (f)                         200          199
   US West Communications Inc., 5.65%,       315          306
    11/01/04 (f)
   Verizon Pennsylvania Global, 5.65%,       500          480
    11/15/11 (f)
--------------------------------------            ------------
                                                        2,847
                                                  ------------

--------------------------------------
        Total Corporate Bonds
         (cost $31,814)                                31,821
--------------------------------------            ------------

--------------------------------------
Government Securities - 36.7%
--------------------------------------
Sovereign - 0.2%
--------------------------------------
   Republic of Brazil, 5.44%,                216          189
      04/15/06 (g)
--------------------------------------

--------------------------------------
U.S. Government Agencies - 30.5%
--------------------------------------
   Federal Home Loan Mortgage Corp.
    6.875%, 09/15/10                         100          108
    6.20%, 08/15/21                          158          160
    6.25%, 08/25/22                        1,100        1,138
    7.00%, 05/15/23                        1,456        1,468
    5.50%, 11/15/24                          900          917
    6.91%, 07/01/27                           23           24
    4.43%, 11/15/30 (g)                      281          282
   Federal National Mortgage
   Association
    6.00%, 02/19/16                        2,000        1,998
    7.51%, 09/01/40                          375          382
   FHA-St. Regis Nursing Home
    7.50%, TBA (c)                             8            8
    7.50%, 03/01/32                          192          197
   Government National Mortgage
      Association
    7.50%, 12/15/29                           32           34
    7.50%, 02/15/31                          750          776
    6.00%, TBA (c)                   $     1,000  $       980
    6.00%, TBA (c)                         2,000        1,960
    6.50%, TBA (c)                           500          501
    6.50%, TBA (c)                         4,000        4,011
    7.00%, TBA (c)                         1,000        1,021
    7.00%, TBA (c)                         3,000        3,064
   Government National Mortgage
   Association II
    6.375%, 02/20/27                          86           88
    7.00%, 04/20/30                          264          268
    6.50%, 05/20/30                          190          192
    7.375%, TBA (c)                          938          962
   RFCSP Strip - Principal
    Only 6.37%, 10/15/20 (k)                 400          123
   Small Business Administration
   7.449%, 08/01/10                           97          105
--------------------------------------            ------------
                                                       20,767

--------------------------------------
U.S. Treasury Securities - 6.0%
--------------------------------------
   U.S. Treasury Bond
    6.00%, 02/15/26                          400          412
   U.S. Treasury Inflation Index
    Notes
    3.375%, 01/15/07                         112          113
    3.875%, 01/15/09                       1,084        1,108
    3.50%, 01/15/11 (g)                      102          102
    3.625%, 04/15/28                         110          112
    3.875%, 04/15/29                         541          576
   U.S. Treasury Note
    6.50%, 11/15/26                          100          110
   U.S. Treasury Principal
    Strip 8.00%, 11/15/21 (b)              5,000        1,533
--------------------------------------            ------------
                                                        4,066
                                                  ------------

--------------------------------------
     Total Government Securities
         (cost $25,120)                                25,022
--------------------------------------            ------------


--------------------------------------
Options - 0.0%
--------------------------------------
   Eurodollar Put Option Expiration
    March 2002, Strike price $92.50
    EUR                                   10,000            -
   Eurodollar Put Option Expiration
    June 2002, Strike price $92.50
    EUR                                  400,000            3
   Eurodollar Put Option Expiration
    June 2002, Strike price $93.75
    EUR                                   12,000            -
   Eurodollar Put Option Expiration
    June 2002, Strike price $94.75
    EUR                                   20,000            -
   Eurodollar Put Option Expiration
    June 2002, Strike price $95.00
    EUR                                   10,000            -
   US Treasury Note Future Call
    Option Expiration February 2002,
    Strike price $118                $    20,000            3
--------------------------------------            ------------

--------------------------------------
     Total Options
       (cost $11)                                           6
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 16.6%
--------------------------------------
Diversified Financial Services -
12.3%
--------------------------------------
   Abbey National, 1.96%, 03/27/02           700          697
   General Electric Capital Corp.,
    2.06%, 03/27/02                        1,600        1,592
   General Mills
    2.97%, 01/17/02                          100          100
    3.01%, 01/22/02                          100          100
   Halifax Plc, 1.82%, 03/28/02              200          199
   KFW International Financial,
    1.86%, 03/07/02                          700          698
   SBC Communications Inc., 2.07%,
    03/27/02                                 500          498
   Svenka Gandelsbank, 2.08%,
    03/25/02                               2,300        2,289
   Westpac Trust, 2.06%, 03/28/02          2,200        2,189
--------------------------------------            ------------
                                                        8,362

--------------------------------------
Money Market Fund - 2.9%
--------------------------------------
   Dreyfus Cash Management Plus,           1,957        1,957
    2.29% (a)
--------------------------------------


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

U.S. Government Agencies - 1.2%
--------------------------------------
   Federal Home Loan Mortgage Corp.,
    2.28%, 01/10/02 (l)              $        40  $        40
    1.76%, 01/15/02 (l)                      800          799
--------------------------------------            ------------
                                                          839

--------------------------------------
U.S. Treasury Bill - 0.2%
--------------------------------------
   U.S. Treasury Bill, 1.66%,                105          105
    02/07/02 (l)
--------------------------------------            ------------


--------------------------------------
     Total Short Term Investments
       (cost $11,263)                                  11,263
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $68,207)                                 $    68,112
--------------------------------------            ============

--------------------------------------------------------------
Forward Currency Contracts, Open at December 31, 2001:
--------------------------------------------------------------
  Currency    Settlement   Notional    Currency   Unrealized
Purchased/Sold   Date       Amount       Value    Gain(Loss)
------------------------------------------------- ------------
   EUR/USD     01/11/02       414EUR $      368   $     (11)
   USD/EUR     01/11/02     (414)EUR       (368)         (5)
                                     ------------ ------------
                                      $       -   $     (16)
                                     ============ ============



--------------------------------------------------------------
Schedule of Futures Contracts, December 31, 2001:
--------------------------------------------------------------
                                                  Unrealized
  Notional                                       Appreciation/
   Amount                                       (Depreciation)
--------------                                  --------------
 10,100 EUR  Eurodollar Future, Expiration        $       66
             September 2002

 10,100 EUR  Eurodollar Future, Expiration                67
             December 2002

    700 USD  U.S. Treasury Bond Future,                   (1)
             10-Year, 6.00%, Expiration
             March 2002

 37,000 USD  U.S. Treasury Bond Future,                  (83)
             20-Year, 6.00%, Expiration
             March 2002
                                                  ------------
                                                  $       49
                                                  ============

--------------------------------------------------------------
Schedule of Options Written, December 31, 2001:
--------------------------------------------------------------
  Contracts                                       Market Value
--------------                                    ------------
      1      U.S. 20-Year Treasury Bond Future    $       (1)
               Put Option Expiration February
               2002, Exercise price $100

     11      U.S. 10-Year Treasury Note Future            (5)
               Put Option Expiration February
               2002, Exercise price $102

     17      U.S. 10-Year Treasury Note Future           (12)
               Put Option Expiration February
               2002, Exercise price $103

     10      U.S. 10-Year Treasury Note Future
               Put Option Expiration February
               2002, Exercise price $104                 (10)

    426      U.S. 10-Year Treasury Note Future
               Call Option Expiration February
               2002, Exercise price $107                (339)

     12      U.S. 10-Year Treasury Note Future
               Call Option Expiration February
               2002, Exercise price $108                  (6)

      7      U.S. 10-Year Treasury Note Future
               Call Option Expiration February
               2002, Exercise price $112                  (1)

    106      Eurodollar Future Put Option
               Expiration         June 2002,
               Exercise price $95.50  EUR                 (3)

     45      Eurodollar Future Put Option
               Expiration         June 2002,
               Exercise price $95.75 EUR                  (2)

     63      Eurodollar Future Put Option
               Expiration         June 2002,
               Exercise price $96  EUR                    (3)

      5      Eurodollar Future Put Option
               Expiration         June 2002,
               Exercise price $97 EUR                     (1)

      5      Eurodollar Future Put Option
               Expiration September 2002,
               Exercise price $96.50  EUR                 (3)

      6      Eurodollar Future Put Option
               Expiration December 2002,
               Exercise price $96  EUR                    (6)


--------------------------------------------------------------
Schedule of Options Written (continued), December 31, 2001:
--------------------------------------------------------------
  Contracts                                      Market Value
--------------                                  --------------
    2,000    Put Swaption, 3 month LIBOR versus   $      (12)
               6.00% fixed, Expiration October
               2004, Strike yield 6.00%

    2,000    Call Swaption, 3 month LIBOR versus          (6)
               6.00% fixed, Expiration October
               2004, Strike yield 6.00%

    9,000    Call Swaption, 3 month LIBOR versus         (12)
               5.20% fixed, Expiration October
               2004, Strike yield 3.14%

    9,000    Put Swaption, 3 month LIBOR versus          (39)
               6.70% fixed, Expiration October
               2004, Strike yield 6.70%
                                                  ------------
                                                  $     (461)
                                                  ============

--------------------------------------------------------------
Summary of Written Call Options for the Year Ended December 31, 2001 (Premiums in thousands):
--------------------------------------------------------------
                                      Number of    Premiums
                                      Contracts
--------------                       ------------ ------------
Options outstanding at December 31,          14   $        5
2000
  Options written during the period         850          639
  Options closed during the period          (33)         (11)
  Options expired during the period         (95)         (39)
                                     ------------ ------------
Options outstanding at December 31,         736   $      594
2001                                 ============ ============

--------------------------------------------------------------
Summary of Swap Agreements, December 31, 2001:
--------------------------------------------------------------
                                      Notional   Unrealized
                                       Amount   Appreciation/
                                               (Depreciation)
---------------------------------------------------------------
Bank of America
  Receive fixed rate equal to 6.00%  $    100     $        1
    and pay floating rate based on 3
    month LIBOR, 06/17/2007

Goldman Sachs Co.
  Receive fixed rate equal to 6.00%
    and pay floating rate based on 3
    month LIBOR, 06/17/2007               400              4

  Receive floating rate based on 6
    month LIBOR and pay fixed rate
    equal to 5.4997%, 03/02/2004          300              2

  Receive floating rate based on 6
    month LIBOR and pay fixed rate
    equal to 5.50%, 03/15/2004            200              3

  Receive floating rate based on 6
    month LIBOR and pay fixed rate
    equal to 5.25%, 03/15/2006            300             (2)

  Receive floating rate based on 6
    month LIBOR and pay fixed rate
    equal to 5.25%, 03/19/2006            100             (2)

J.P. Morgan Chase Co.
  Receive floating rate based on 6
    month LIBOR and pay fixed rate
    equal to 5.25%, 03/15/2004            200              -

  Receive floating rate based on 6
    month LIBOR and pay fixed rate
    equal to 5.25%, 03/15/2006            100             (1)

Morgan Stanley Dean Witter
  Receive floating rate based on 6
    month LIBOR and pay fixed rate
    equal to 5.25%, 03/15/2003          1,700             20

  Receive floating rate based on 6
    month LIBOR and pay fixed rate
    equal to 5.50%, 09/17/2003            600              1

  Receive floating rate based on 6
    month LIBOR and pay fixed rate
    equal to 5.50%, 06/15/2006            940              1

Lehman Brothers
  Receive floating rate based on 6
    month LIBOR and pay fixed rate
    equal to 5.4997%, 03/02/2004          100              -
--------------------------------------            ------------
                                                   $      27
                                                  ============


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------
 JNL/Putnam Growth Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 98.3%
--------------------------------------

--------------------------------------
Aerospace & Defense - 2.1%
--------------------------------------
   General Dynamics Corp.                     12   $      924
   Lockheed Martin Corp.                      83        3,850
   Northrop Grumman Corp.                     13        1,300
--------------------------------------            ------------
                                                        6,074

--------------------------------------
Banks - 2.3%
--------------------------------------
   Bank of New York Co. Inc.                  48        1,946
   Fifth Third Bancorp.                       59        3,636
   SunTrust Banks Inc.                        15          947
--------------------------------------            ------------
                                                        6,529

--------------------------------------
Beverages - 2.1%
--------------------------------------
   Pepsi Bottling Group Inc.                 105        2,463
   PepsiCo Inc.                               72        3,506
--------------------------------------            ------------
                                                        5,969

--------------------------------------
Biotechnology - 0.4%
--------------------------------------
   Amgen Inc. (b)                              5          288
   Genzyme Corp.- General Division (b)        15          886
--------------------------------------            ------------
                                                        1,174
--------------------------------------
Commercial Services - 0.8%
--------------------------------------
   Cendant Corp. (b)                         119        2,324
--------------------------------------

--------------------------------------
Computers - 5.6%
--------------------------------------
   Dell Computer Corp. (b)                    92        2,503
   Electronic Data Systems Corp.              42        2,900
   EMC Corp. (b)                              82        1,099
   Hewlett-Packard Co.                       123        2,535
   International Business Machines
      Corp.                                   42        5,044
   Network Appliance Inc. (b)                 36          779
   Veritas Software Corp. (b)                 26        1,145
--------------------------------------            ------------
                                                       16,005

--------------------------------------
Cosmetics & Personal Care - 1.6%
--------------------------------------
   Avon Products Inc.                         66        3,055
   Colgate-Palmolive Co.                      29        1,663
--------------------------------------            ------------
                                                        4,718
--------------------------------------
Diversified Financial Services -
14.9%
--------------------------------------
   Capital One Financial Corp.                55        2,946
   Citigroup Inc.                            269       13,562
   Countrywide Credit Industries Inc.         49        2,016
   Fannie Mae                                 74        5,859
   Freddie Mac                                 8          497
   Household International Inc.               79        4,548
   Lehman Brothers Holdings Inc.              67        4,496
   MBNA Corp.                                125        4,411
   Morgan Stanley Dean Witter & Co.           78        4,352
--------------------------------------            ------------
                                                       42,687
--------------------------------------
Electric - 0.4%
--------------------------------------
   FPL Group Inc.                             17          936
--------------------------------------

--------------------------------------
Electronics - 1.0%
--------------------------------------
   Applied Biosystems Group -
      Applera Corp.                           27        1,076
   Jabil Circuit Inc. (b)                     22          507
   Sanmina - SCI Corp. (b)                    60        1,198
--------------------------------------            ------------
                                                        2,781
--------------------------------------
Environmental Control - 0.8%
--------------------------------------
   Waste Management Inc.                      68        2,167
--------------------------------------

--------------------------------------
Food - 1.7%
--------------------------------------
   Kraft Foods Inc.                           98        3,328
   Sysco Corp.                                63        1,660
--------------------------------------            ------------
                                                        4,988

--------------------------------------
Healthcare - 6.9%
--------------------------------------
   Baxter International Inc.                  36   $    1,909
   HCA Inc.                                   80        3,072
   HEALTHSOUTH Corp. (b)                      91        1,355
   Johnson & Johnson                          45        2,654
   Medtronic Inc.                             85        4,332
   UnitedHealth Group Inc.                    72        5,095
   Wellpoint Health Networks Inc. (b)          8          888
   Zimmer Holdings Inc. (b)                   18          562
--------------------------------------            ------------
                                                       19,867

--------------------------------------
Insurance - 3.0%
--------------------------------------
   ACE Ltd.                                   60        2,401
   American International Group Inc.          78        6,177
--------------------------------------            ------------
                                                        8,578

--------------------------------------
Internet - 0.2%
--------------------------------------
   TMP Worldwide Inc. (b)                      8          352
   VeriSign Inc. (b)                           7          255
--------------------------------------            ------------
                                                          607

--------------------------------------
Leisure Time - 1.0%
--------------------------------------
   Harley-Davidson Inc.                       55        2,992
--------------------------------------

--------------------------------------
Lodging - 0.4%
--------------------------------------
   Marriott International Inc. -              30        1,224
      Class A
--------------------------------------

--------------------------------------
Manufacturing - 6.0%
--------------------------------------
   General Electric Co.                      144        5,784
   Tyco International Ltd.                   193       11,350
--------------------------------------            ------------
                                                       17,134

--------------------------------------
Media - 5.4%
--------------------------------------
   AOL Time Warner Inc. (b)                   91        2,905
   Clear Channel Communications Inc.(b)       33        1,655
   Viacom Inc. - Class B (b)                 132        5,837
   Walt Disney Co.                           243        5,033
--------------------------------------            ------------
                                                       15,430

--------------------------------------
Oil & Gas Producers - 0.6%
--------------------------------------
   Apache Corp.                               20          982
   Royal Dutch Petroleum Co. - NYS            16          799
--------------------------------------            ------------
                                                        1,781

--------------------------------------
Pharmaceuticals - 10.9%
--------------------------------------
   Allergan Inc.                              53        3,985
   American Home Products Corp.               37        2,246
   Cardinal Health Inc.                       11          737
   Eli Lilly & Co.                            33        2,576
   King Pharmaceuticals Inc. (b)              41        1,723
   Pfizer Inc.                               316       12,585
   Pharmacia Corp.                            65        2,772
   Schering-Plough Corp.                     127        4,551
--------------------------------------            ------------
                                                       31,175

--------------------------------------
Pipelines - 0.5%
--------------------------------------
   Dynegy Inc. - Class A                      54        1,382
--------------------------------------

--------------------------------------
Retail - 7.4%
--------------------------------------
   Autozone Inc. (b)                          19        1,335
   Kohl's Corp. (b)                           59        4,163
   Lowe's Cos. Inc.                          105        4,868
   Rite Aid Corp. (b)                        137          693
   Staples Inc. (b)                           30          567
   Starbucks Corp. (b)                       127        2,414
   Target Corp.                               18          735
   TJX Cos. Inc.                              48        1,897
   Wal-Mart Stores Inc.                       79        4,552
--------------------------------------            ------------
                                                       21,224

--------------------------------------
Semiconductors - 6.5%
--------------------------------------
   Broadcom Corp. (b)                         27        1,119
   Intel Corp.                               227        7,139
--------------------------------------

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   Linear Technology Corp.                    75   $    2,908
   LSI Logic Corp. (b)                        69        1,084
   Maxim Integrated Products Inc. (b)         70        3,681
   PMC-Sierra Inc. (b)                       113        2,402
--------------------------------------            ------------
                                                       18,333
--------------------------------------
Software - 5.1%
--------------------------------------
   Automatic Data Processing Inc.             24        1,384
   Electronic Arts Inc. (b)                   34        2,026
   Microsoft Corp. (b)                       161       10,689
   PeopleSoft Inc. (b)                        10         386
--------------------------------------           ------------
                                                      14,485
--------------------------------------
Telecommunications - 3.9%
--------------------------------------
   Echostar Communications Corp. (b)         109       2,994
   Qwest Communications
    International Inc.                        56         796
   SBC Communications Inc.                   130       5,076
   Sprint Corp. (FON Group)                  111       2,221
--------------------------------------            ------------
                                                      11,087
--------------------------------------
Telecommunications Equipment -  3.5%
--------------------------------------
   Cisco Systems Inc. (b)                    410       7,432
   Juniper Networks Inc. (b)                  34         635
   Qualcomm Inc. (b)                          38       1,929
--------------------------------------            ------------
                                                       9,996

--------------------------------------
Tobacco - 1.6%
--------------------------------------
   Philip Morris Cos. Inc.                   102       4,686
--------------------------------------

--------------------------------------
Toys & Hobbies - 0.2%
--------------------------------------
   Mattel Inc.                                40         695
--------------------------------------

--------------------------------------
Wireless Telecommunications - 1.5%
--------------------------------------
   Motorola Inc.                             110       1,657
   Sprint Corp. (PCS Group) (b)              107       2,619
--------------------------------------            ------------
                                                       4,276
                                                  ------------
--------------------------------------
     Total Common Stocks
           (cost $279,459)                           281,304
--------------------------------------            ------------

--------------------------------------
Short Term Investment - 1.7%
--------------------------------------
Repurchase Agreement - 1.7%
--------------------------------------
   Repurchase agreement with Lehman  $     4,985        4,985
    Brothers, 1.77% (Collateralized
    by $5,425 Federal Home Loan
    Mortgage Corp., 6.00%, due
    09/15/16, market value $5,225),
    acquired on 12/31/01, due
    01/02/02
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investment
       (cost $4,985)                                    4,985
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $284,444)                                 $  286,289
--------------------------------------            ============



                                             Shares      Value
--------------------------------------------------------------
 JNL/Putnam International Equity Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 92.7%
--------------------------------------

--------------------------------------
Advertising - 1.8%
--------------------------------------
   Asatsu-DK Inc.                              7   $      133
   Havas Advertising SA                       40          286
   Publicis Groupe                            11          296
   WPP Group Plc                             115        1,271
--------------------------------------            ------------
                                                        1,986

--------------------------------------
Aerospace & Defense - 0.3%
--------------------------------------
   BAE Systems Plc                            68          305
--------------------------------------

--------------------------------------
Airlines - 0.0%
--------------------------------------
   Singapore Airlines Ltd.                     3           18
--------------------------------------

--------------------------------------
Apparel - 0.7%
--------------------------------------
   Gucci Group NV - NYS                        9   $      749
--------------------------------------

--------------------------------------
Auto Manufacturers - 4.1%
--------------------------------------
   Bayerische Motoren Werke (BMW) AG          36        1,242
   Honda Motor Co. Ltd.                       30        1,177
   Toyota Motor Corp.                         75        1,905
--------------------------------------            ------------
                                                        4,324

--------------------------------------
Banks - 8.7%
--------------------------------------
   Abbey National Plc                         27          387
   ABN Amro Holding NV                         7          108
   Allied Irish Banks Plc                     46          527
   Banco Popular Espanol                       8          248
   BNP Paribas                                11        1,013
   Danske Bank A/S                            47          756
   DBS Group Holdings Ltd.                    41          306
   Dexia                                      45          642
   Hang Seng Bank Ltd.                        21          225
   HSBC Holdings Plc                          30          352
   Julius Baer Holding AG                      2          557
   Nordea AB                                  79          419
   Oversea-Chinese Banking Corp. Ltd.         52          310
   Royal Bank of Canada                       11          353
   San Paolo-IMI SpA                          72          768
   Societe Generale                           18        1,018
   Svenska Handelsbanken AB - Class A         31          460
   Toronto-Dominion Bank                      20          515
   UBS AG (b)                                  2           88
   Uniao de Bancos Brasileiros - GDR          10          219
--------------------------------------            ------------
                                                        9,271
--------------------------------------
Beverages - 0.7%
--------------------------------------
   Companhia de Bebidas das Americas          13          268
   Diageo Plc                                 25          287
   South African Breweries Plc (b)            23          155
--------------------------------------            ------------
                                                          710

--------------------------------------
Building Materials - 2.4%
--------------------------------------
   CRH Plc (b)                                81        1,438
   Lafarge SA                                 10          897
   Matsushita Electric Works Ltd.             34          280
--------------------------------------            ------------
                                                        2,615

--------------------------------------
Chemicals - 2.6%
--------------------------------------
   Akzo Nobel NV                              20          904
   BASF AG                                    14          524
   BOC Group Plc                              51          780
   Ciba Specialty Chemicals AG                10          607
--------------------------------------            ------------
                                                        2,815

--------------------------------------
Commercial Services - 0.2%
--------------------------------------
   Hays Plc                                   40          120
   Securitas AB                                6          113
--------------------------------------            ------------
                                                          233

--------------------------------------
Computers - 0.7%
--------------------------------------
   Misys Plc                                  77          367
   Tietoenator Oyj (b)                         -           11
   Tietoenator Oyj                            13          344
--------------------------------------            ------------
                                                          722

--------------------------------------
Cosmetics & Personal Care - 0.2%
--------------------------------------
   KAO Corp.                                   7          146
   Shiseido Co. Ltd.                           4           37
--------------------------------------            ------------
                                                          183

--------------------------------------
Diversified Financial Services - 2.0%
--------------------------------------
   Acom Co. Ltd.                               6          408
   Aiful Corp.                                 3          181
   Grupo Financiero BBVA Bancomer (b)        236          216
   Nikko Cordial Corp.                       200          893


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   Orix Corp.                                  5   $      457
--------------------------------------            ------------
                                                        2,155

--------------------------------------
Electric - 1.7%
--------------------------------------
   Hong Kong Electric Holdings Ltd.          115          428
   Korea Electric Power Corp. - ADR           63          575
   Scottish Power Plc                        140          774
--------------------------------------            ------------
                                                        1,777

--------------------------------------
Electronics - 3.5%
--------------------------------------
   Koninklijke Philips Electronics NV          2           72
   NEC Corp.                                   5           51
   Samsung Electronics                        17        3,622
   Venture Manufacturing (Singapore)
     Ltd.                                      6           43
--------------------------------------            ------------
                                                        3,788

--------------------------------------
Engineering & Construction - 1.0%
--------------------------------------
   Bouygues SA                                31        1,021
--------------------------------------

--------------------------------------
Food - 4.1%
--------------------------------------
   Cadbury Schweppes Plc                      60          385
   Compass Group Plc                          98          735
   Groupe Danone                               7          822
   Nestle SA                                   7        1,508
   Tesco Plc                                 248          898
--------------------------------------            ------------
                                                        4,348

--------------------------------------
Forest Products & Paper - 0.6%
--------------------------------------
   Stora Enso Oyj - Class R                   50          642
--------------------------------------

--------------------------------------
Gas - 0.4%
--------------------------------------
   Hong Kong & China Gas Co. Ltd.            140          172
   Tokyo Gas Co. Ltd.                         94          252
--------------------------------------            ------------
                                                          424

--------------------------------------
Hand & Machine Tools - 0.5%
--------------------------------------
   Sandvik AB                                 24          524
--------------------------------------

--------------------------------------
Healthcare - 0.2%
--------------------------------------
   Synthes-Stratec Inc.                        -          212
--------------------------------------

--------------------------------------
Home Furnishings - 0.7%
--------------------------------------
   SONY Corp.                                 16          727
--------------------------------------

--------------------------------------
Insurance - 8.3%
--------------------------------------
   Allianz AG                                 10        2,377
   ING Groep NV                              129        3,299
   Muenchener Rueckversicherungs AG            8        2,154
   Sun Life Financial Services of
      Canada                                  39          824
   Swiss Reinsurance                           3          251
--------------------------------------            ------------
                                                        8,905

--------------------------------------
Investment Companies - 1.3%
--------------------------------------
   Investor AB - Class B                     124        1,352
--------------------------------------

--------------------------------------
Iron & Steel - 0.3%
--------------------------------------
   Pohang Iron & Steel Co. -  ADR (b)         16          361
--------------------------------------

--------------------------------------
Lodging - 0.5%
--------------------------------------
   Accor SA                                   14          523
--------------------------------------

--------------------------------------
Manufacturing - 0.7%
--------------------------------------
   Fuji Photo Film Co. Ltd.                   10          357
   Smiths Industries Plc                      37          363
--------------------------------------            ------------
                                                          720

--------------------------------------
Media - 3.3%
--------------------------------------
   Fuji Television Network Inc.                -          186
   Grupo Televisa SA - GDR (b)                11          472
   News Corp. Ltd. - ADR                      42        1,341
   Prosieben SAT.1 Media AG                    9           48
   Singapore Press Holdings Ltd.              29          342
   Societe Television Francaise 1             20   $      516
   United Business Media Plc                  50          350
   VNU NV                                     10          304
--------------------------------------            ------------
                                                        3,559

--------------------------------------
Mining - 1.6%
--------------------------------------
   Alcan Inc.                                  2           76
   BHP Billiton Ltd.                         103          556
   BHP Billiton Plc                           78          398
   Rio Tinto Ltd.                             18          337
   Rio Tinto Plc                              15          291
--------------------------------------            ------------
                                                        1,658
--------------------------------------
Office & Business Equipment - 0.8%
--------------------------------------
   Canon Inc.                                 24          826
--------------------------------------

--------------------------------------
Oil & Gas Producers - 8.5%
--------------------------------------
   Petroleo Basileiro SA - ADR                20          456
   Shell Transport & Trading Co. Plc         503        3,458
   Suncor Energy Inc.                         18          602
   TotalFinaElf SA                            32        4,582
--------------------------------------            ------------
                                                        9,098

--------------------------------------
Pharmaceuticals - 12.3%
--------------------------------------
   AstraZeneca Plc                            86        3,867
   Aventis SA                                  9          627
   Elan Corp. Plc (b)                         21          955
   Elan Corp. Plc - ADR (b)                    2          108
   GlaxoSmithKline Plc                       102        2,556
   Novartis AG                                32        1,158
   Sankyo Co. Ltd.                            20          349
   Sanofi-Synthelabo SA                       43        3,211
   Shionogi & Co. Ltd.                        18          308
--------------------------------------            ------------
                                                       13,139

--------------------------------------
Real Estate - 1.4%
--------------------------------------
   Cheung Kong Holdings Ltd.                 140        1,454
--------------------------------------

--------------------------------------
Retail - 1.9%
--------------------------------------
   Compagnie Financiere Richemont AG
      - Class A                               39          723
   Fast Retailing Co. Ltd.                     3          240
   Kingfisher Plc                             10           55
   Metro AG                                   13          478
   Swatch Group AG - Class B (b)               4          336
   Swatch Group AG (b)                         8          167
--------------------------------------            ------------
                                                        1,999

--------------------------------------
Semiconductors - 0.5%
--------------------------------------
   Rohm Co. Ltd.                               4          545
--------------------------------------

--------------------------------------
Telecommunications - 3.9%
--------------------------------------
   Japan Telecom Co. Ltd.                      -           12
   Korea Telecom Corp. - ADR                  40          807
   Nippon Telegraph & Telephone
      Corp.                                    -          303
   Portugal Telecom SGPS SA (b)               25          195
   SK Telecom                                  -           67
   SK Telecom Co. Ltd. - ADR                  11          242
   TDC A/S                                     9          319
   Telecom Corp. of New Zealand Ltd.          20           41
   Telecom Italia SpA                        113          603
   Telefonica SA (b)                          60          803
   Telefonos de Mexico SA - ADR               22          755
--------------------------------------            ------------
                                                        4,147

--------------------------------------
Telecommunications Equipment - 1.2%
--------------------------------------
   Telefonaktiebolaget LM Ericsson -         243        1,321
      Class B
--------------------------------------

--------------------------------------
Tobacco - 0.2%
--------------------------------------
   Altadis SA                                  9          154
   Korea Tobacco & Ginseng Corp. -
     GDR (b) (e)                              10           79
--------------------------------------            ------------
                                                          233

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

Toys & Hobbies - 0.7%
--------------------------------------
   Nintendo Co. Ltd.                           4   $      700
--------------------------------------

--------------------------------------
Transportation - 0.6%
--------------------------------------
   Deutsche Post AG                           30          396
   TNT Post Group NV                          13          283
--------------------------------------            ------------
                                                          679
--------------------------------------
Wireless Telecommunications - 7.6%
--------------------------------------
   China Telecom (Hong Kong) Ltd. (b)         46          162
   NTT DoCoMo Inc.                             -        2,938
   Orange SA (b)                              31          285
   Telecom Italia Mobile SpA                 138          771
   Vodafone Group Plc                      1,530        4,002
--------------------------------------            ------------
                                                        8,158
                                                  ------------
--------------------------------------
     Total Common Stocks
       (cost $108,053)                                 98,926
--------------------------------------            ------------

--------------------------------------
Warrant - 0.2%
--------------------------------------
   Infosys Technologies 144A                   3          246
    Warrant, Expiring 07/16/02 (e)
--------------------------------------            ------------

--------------------------------------
     Total Warrant
       (cost $229)                                        246
--------------------------------------            ------------

--------------------------------------
Short Term Investment - 7.1%
--------------------------------------
Repurchase Agreement - 7.1%
--------------------------------------
   Repurchase agreement with Lehman
    Brothers, 1.77% (Collateralized by
    $7,395 Federal Home Loan Mortgage
    Corp., 6.25% due 10/15/02, market
    value $7,629) acquired
     on 12/31/01,due 01/02/02        $     7,584        7,584
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investment
       (cost $7,584)                                    7,584
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $115,866)                                 $  106,756
--------------------------------------            ============

--------------------------------------------------------------
Forward Currency Contracts, Open at December 31, 2001:
--------------------------------------------------------------
  Currency    Settlement   Notional   Currency    Unrealized
Purchased/Sold   Date       Amount      Value     Gain (Loss)
------------------------------------------------- ------------
     CAD/USD      01/03/02      -CAD  $       -    $       -
     GBP/USD      01/03/02     11GBP         16            -
     GBP/USD      01/04/02      3GBP          5            -
     JPY/USD      01/04/02    825JPY          6            -
     JPY/USD      01/07/02  3,115JPY         24            -
     JPY/USD      01/08/02 15,086JPY        115            -
     SEK/USD      01/02/02    853SEK         81            2
     SEK/USD      01/03/02    101SEK          9            -
     USD/CAD      01/02/02   (62)CAD        (39)           -
     USD/CAD      01/03/02   (17)CAD        (11)           -
     USD/CAD      01/04/02   (17)CAD        (11)           -
     USD/EUR      01/02/02   (18)EUR        (16)           -
     USD/EUR      01/03/02   (40)EUR        (36)           -
     USD/EUR      01/04/02   (22)EUR        (19)           -
     USD/EUR      02/02/02   (71)EUR        (63)          (1)
     USD/GBP      01/02/02    (3)GBP         (5)           -
                                     ------------ ------------
        Total                         $      56    $       1
                                     ============ ============

--------------------------------------------------------------
Summary of Investments by Country, December 31, 2001:
--------------------------------------------------------------
   Country                              % of        Market
                                     Investment      Value
--------------------------------------------------------------
   Australia                               2.1%   $     2,233
   Belgium                                 0.6            642
   Brazil                                  0.9            942
   Canada                                  2.2          2,370
   Denmark                                 1.0          1,075
   Finland                                 0.9            997
   France                                 14.1         15,098
   Germany                                 6.8          7,220
   Hong Kong                               2.3          2,441
   Ireland                                 2.8          3,028
   Italy                                   2.0          2,142
   Japan                                  12.6         13,410
   Mexico                                  1.4          1,443
   Netherlands                             5.4          5,721
   New Zealand                             0.0             41
   Portugal                                0.2            195
   Singapore                               1.0          1,020
   South Korea                             5.4          5,754
   Spain                                   1.1          1,205
   Sweden                                  3.9          4,189
   Switzerland                             5.3          5,606
   United Kingdom                         20.7         22,154
   United States                           7.3          7,830
                                     ------------ ------------
    Total                                100.0%   $   106,756
                                     ============ ============


--------------------------------------------------------------
  JNL/Putnam Midcap Growth Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 100.0%
--------------------------------------

--------------------------------------
Advertising - 3.4%
--------------------------------------
   Interpublic Group Cos. Inc.                18   $      529
   Lamar Advertising Co. (b)                  11          449
--------------------------------------            ------------
                                                          978

--------------------------------------
Aerospace & Defense - 1.0%
--------------------------------------
   L-3 Communications Holdings Inc. (b)        2          180
   Northrop Grumman Corp.                      1          131
--------------------------------------            ------------
                                                          311

--------------------------------------
Apparel - 0.6%
--------------------------------------
   Columbia Sportswear Co. (b)                 5          167
   Jones Apparel Group Inc. (b)                1           21
--------------------------------------            ------------
                                                          188

--------------------------------------
Auto Parts & Equipment - 0.9%
--------------------------------------
   Lear Corp. (b)                              7          278
--------------------------------------

--------------------------------------
Banks - 2.6%
--------------------------------------
   M&T Bank Corp.                              3          219
   North Fork Bancorp. Inc.                    4          115
   SouthTrust Corp.                            2           39
   Zions Bancorp.                              8          421
--------------------------------------            ------------
                                                          794

--------------------------------------
Biotechnology - 5.0%
--------------------------------------
   Charles River Laboratories
      International Inc. (b)                   1           27
   Chiron Corp. (b)                            -           18
   Enzon Inc. (b)                              -           20
   Genzyme Corp.-General Division (b)          6          333
   IDEC Pharmaceutical Corp. (b)               6          381
   Immunex Corp. (b)                           1           21
   Invitrogen Corp. (b)                        5          288
   Millennium Pharmaceutical Inc. (b)          7          174
   Protein Design Labs Inc. (b)                7          217
   QIAGEN NV (b)                               1           22
--------------------------------------            ------------
                                                        1,501

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

Chemicals - 0.8%
--------------------------------------
   Ecolab Inc.                                 6   $      246
--------------------------------------

--------------------------------------
Commercial Services - 3.2%
--------------------------------------
   Caremark Rx Inc. (b)                        3           49
   Concord EFS Inc. (b)                        3           84
   Convergys Corp. (b)                        19          716
   Moody's Corp.                               3          124
--------------------------------------            ------------
                                                          973

--------------------------------------
Computers - 6.0%
--------------------------------------
   Affiliated Computer Services Inc.
      - Class A (b)                            3          265
   Brocade Communications Systems
      Inc. (b)                                 6          202
   DST Systems Inc. (b)                        4          194
   Jack Henry & Associates Inc.                3           59
   Lexmark International Group Inc. (b)        1           47
   McData Corp. (b)                            6          140
   Mentor Graphics Corp. (b)                   2           51
   Network Appliance Inc. (b)                  1           22
   Sungard Data Systems Inc. (b)              10          278
   Synopsys Inc. (b)                           1           30
   Veritas Software Corp. (b)                 11          503
--------------------------------------            ------------
                                                        1,791

--------------------------------------
Cosmetics & Personal Care - 1.1%
--------------------------------------
   Alberto-Culver Co. - Class B                -           19
   Estee Lauder Cos. Inc.                     10          324
--------------------------------------            ------------
                                                          343

--------------------------------------
Diversified Financial Services - 4.0%
--------------------------------------
   A.G. Edwards Inc.                           1           31
   AmeriCredit Corp. (b)                      13          394
   Bear Stearns Cos. Inc.                      1           54
   Capital One Financial Corp.                 1           77
   Legg Mason Inc.                             3          125
   Metris Cos. Inc.                           13          329
   USA Education Inc.                          2          193
--------------------------------------            ------------
                                                        1,203

--------------------------------------
Electric - 0.3%
--------------------------------------
   Allegheny Energy Inc.                       1           27
   Calpine Corp. (b)                           1           25
   Mirant Corp. (b)                            2           27
--------------------------------------            ------------
                                                           79

--------------------------------------
Electronics - 7.0%
--------------------------------------
   Applied Biosystems Group -
      Applera Corp.                            7          262
   Celestica Inc. (b)                          6          227
   FEI Co. (b)                                 1           23
   Jabil Circuit Inc. (b)                     11          254
   PerkinElmer Inc.                           21          733
   Solectron Corp. (b)                         1           16
   Symbol Technologies Inc.                   10          167
   Waters Corp. (b)                           11          415
--------------------------------------            ------------
                                                        2,097

--------------------------------------
Entertainment - 1.5%
--------------------------------------
   International Game Technology (b)           7          452
--------------------------------------

--------------------------------------
Food - 1.4%
--------------------------------------
   Sysco Corp.                                16          420
--------------------------------------

--------------------------------------
Healthcare - 8.1%
--------------------------------------
   Cytyc Corp. (b)                            11          279
   Guidant Corp. (b)                           5          224
   Health Net Inc. (b)                         2           38
   Idexx Laboratories Inc. (b)                 5          145
   Laboratory Corp. of America
      Holdings (b)                             5          429
   Lincare Holdings Inc. (b)                  10          289
   Quest Diagnostics Inc. (b)                  5          338
   St. Jude Medical Inc. (b)                   1           56
   Stryker Corp.                               3   $      175
   Trigon Healthcare Inc. (b)                  1           35
   Universal Health Services (b)               3          120
   Zimmer Holdings Inc. (b)                   10          290
--------------------------------------            ------------
                                                        2,418

--------------------------------------
Insurance - 1.2%
--------------------------------------
   ACE Ltd.                                    7          277
   AMBAC Financial Group Inc.                  1           56
   Everest Re Group Ltd.                       -           29
--------------------------------------            ------------
                                                          362

--------------------------------------
Internet - 2.9%
--------------------------------------
   Internet Security Systems Inc. (b)          5          170
   Network Associates Inc. (b)                 1           32
   Retek Inc. (b)                              6          166
   Symantec Corp.                              1           53
   TIBCO Software Inc. (b)                     2           26
   VeriSign Inc. (b)                          12          438
--------------------------------------            ------------
                                                          885

--------------------------------------
Leisure Time - 0.3%
--------------------------------------
   Harley-Davidson Inc.                        2           87
--------------------------------------


--------------------------------------
Lodging - 0.6%
--------------------------------------
   Four Seasons Hotel Inc.                     3          159
   MGM Mirage Inc. (b)                         1           36
--------------------------------------            ------------
                                                          195

--------------------------------------
Media - 2.0%
--------------------------------------
   Charter Communications Inc. (b)             2           28
   Univision Communications Inc. (b)          12          486
   USA Networks Inc. (b)                       2           67
   Westwood One Inc. (b)                       1           32
--------------------------------------            ------------
                                                          613

--------------------------------------
Oil & Gas Producers - 4.9%
--------------------------------------
   Burlington Resources Inc.                   6          229
   EOG Resources Inc.                          1           49
   GlobalSantaFe Corp.                        11          305
   Kerr-McGee Corp.                            -           21
   Murphy Oil Corp.                            4          345
   Nabors Industries Inc. (b)                  1           21
   Noble Drilling Corp. (b)                    1           33
   Transocean Sedco Forex Inc.                 1           43
   Ultramar Diamond Shamrock Corp.             4          198
   Valero Energy Corp.                         6          217
--------------------------------------            ------------
                                                        1,461

--------------------------------------
Oil & Gas Services - 1.9%
--------------------------------------
   Cooper Cameron Corp. (b)                    5          198
   Smith International Inc. (b)                7          370
--------------------------------------            ------------
                                                          568

--------------------------------------
Pharmaceuticals - 10.1%
--------------------------------------
   Abgenix Inc. (b)                            3           98
   Allergan Inc.                               -           32
   AmerisourceBergen Corp.                     7          458
   Andrx Group (b)                             7          484
   Barr Laboratories Inc. (b)                  1           57
   Cephalon Inc. (b)                           -           23
   Cima Labs Inc. (b)                          1           18
   Express Scripts Inc. - Class A (b)          1           42
   Forest Laboratories Inc. (b)                1           67
   Gilead Sciences Inc. (b)                    5          296
   IVAX Corp. (b)                              8          152
   King Pharmaceuticals Inc. (b)              11          474
   MedImmune Inc. (b)                         13          579
   Scios Inc. (b)                              1           25
   Shire Pharmaceuticals Group Plc -
      ADR (b)                                  6          220
--------------------------------------            ------------
                                                        3,025


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

Real Estate - 0.9%
--------------------------------------
   Boston Properties Inc.                      7   $      277
--------------------------------------

--------------------------------------
Retail - 9.6%
--------------------------------------
   Bed Bath & Beyond Inc. (b)                  5          152
   Best Buy Co. Inc. (b)                       3          192
   CDW Computer Centers Inc. (b)               5          269
   Darden Restaurants Inc.                     4          149
   Family Dollar Stores Inc.                  12          348
   Lands' End Inc. (b)                         1           28
   RadioShack Corp.                            3           99
   Ross Stores Inc.                            1           22
   Starbucks Corp. (b)                        38          723
   Talbots Inc.                                6          225
   Tiffany & Co.                               5          142
   TJX Cos. Inc.                              13          522
--------------------------------------            ------------
                                                        2,871

--------------------------------------
Savings & Loans - 0.5%
--------------------------------------
   Charter One Financial Inc.                  4          112
   Greenpoint Financial Corp.                  1           47
--------------------------------------            ------------
                                                          159

--------------------------------------
Semiconductors - 9.6%
--------------------------------------
   Alpha Industries Inc. (b)                   1           13
   Broadcom Corp. (b)                          8          307
   Integrated Device Technology Inc. (b)       8          210
   KLA-Tencor Corp. (b)                        5          249
   Lam Research Corp. (b)                      6          130
   Linear Technology Corp.                     5          207
   LSI Logic Corp. (b)                        16          252
   Marvell Technology Group Ltd. (b)           1           27
   Maxim Integrated Products Inc. (b)          1           60
   Micrel Inc. (b)                             8          220
   Novellus Systems Inc. (b)                   8          308
   PMC-Sierra  Inc. (b)                       15          311
   QLogic Corp. (b)                           10          425
   Semtech Corp. (b)                           5          168
--------------------------------------            ------------
                                                        2,887

--------------------------------------
Software - 5.4%
--------------------------------------
   Adobe Systems Inc.                         14          431
   BEA Systems Inc. (b)                        1           14
   Electronic Arts Inc. (b)                    1           41
   Fiserv Inc. (b)                             6          241
   Intuit Inc. (b)                             1           45
   NetlQ Corp. (b)                             7          229
   Peregrine Systems Inc. (b)                 37          551
   Siebel Systems Inc. (b)                     2           62
--------------------------------------            ------------
                                                        1,614

--------------------------------------
Telecommunications - 0.8%
--------------------------------------
   Amdocs Ltd. (b)                             1           29
   Telephone & Data Systems Inc.               2          192
   Time Warner Telecom Inc. (b)                1           25
--------------------------------------            ------------
                                                          246

--------------------------------------
Telecommunications Equipment - 2.1%
--------------------------------------
   Emulex Corp. (b)                           10          396
   Extreme Networks Inc. (b)                  12          156
   Juniper Networks Inc. (b)                   4           66
   Sonus Networks Inc. (b)                     2           11
--------------------------------------            ------------
                                                          629

--------------------------------------
Wireless Telecommunications - 0.3%
--------------------------------------
   Crown Castle Interational Corp. (b)         2           25
   RF Micro Devices Inc. (b)                   1           17
   Western Wireless Corp. (b)                  1           35
--------------------------------------            ------------
                                                           77
                                                  ------------

--------------------------------------
     Total Common Stocks
       (cost $28,945)                                  30,028
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $28,945)                                  $   30,028
--------------------------------------            ============


--------------------------------------------------------------
  JNL/Putnam Value Equity Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 98.4%
--------------------------------------
Advertising - 0.6%
--------------------------------------
    Interpublic Group Cos. Inc.               69   $    2,047
--------------------------------------

--------------------------------------
Aerospace & Defense - 0.8%
--------------------------------------
   Lockheed Martin Corp.                      59        2,763
--------------------------------------

--------------------------------------
Banks - 9.7%
--------------------------------------
   Bank of America Corp.                      87        5,477
   Bank of New York Co. Inc.                 127        5,178
   Comerica Inc.                              67        3,816
   JP Morgan Chase & Co.                     154        5,598
   US Bancorp                                281        5,883
   Wells Fargo & Co.                         137        5,961
   Zions Bancorp.                             25        1,304
--------------------------------------            ------------
                                                       33,217

--------------------------------------
Beverages - 2.6%
--------------------------------------
   Anheuser-Busch Cos. Inc.                   57        2,595
   Coca-Cola Co.                             104        4,908
   Pepsi Bottling Group Inc.                  59        1,380
--------------------------------------            ------------
                                                        8,883

--------------------------------------
Chemicals - 1.2%
--------------------------------------
   Dow Chemical Co.                           46        1,564
   PPG Industries Inc.                        53        2,715
--------------------------------------            ------------
                                                        4,279

--------------------------------------
Commercial Services - 3.6%
--------------------------------------
   Cendant Corp. (b)                         161        3,161
   Convergys Corp. (b)                        92        3,434
   KPMG Consulting Inc. (b)                  218        3,607
   McKesson Corp.                             62        2,326
--------------------------------------            ------------
                                                       12,528

--------------------------------------
Computers - 5.6%
--------------------------------------
   Compaq Computer Corp.                     321        3,128
   Dell Computer Corp. (b)                   136        3,705
   Hewlett-Packard Co.                       196        4,026
   International Business Machines
      Corp.                                   59        7,185
   Lexmark International Group Inc. (b)       26        1,510
--------------------------------------            ------------
                                                       19,554

--------------------------------------
Diversified Financial Services - 8.6%
--------------------------------------
   American Express Co.                       61        2,177
   Citigroup Inc.                            277       13,983
   Fannie Mae                                 37        2,934
   Goldman Sachs Group Inc.                   38        3,487
   Household International Inc.                6          353
   Merrill Lynch & Co. Inc.                   24        1,272
   Morgan Stanley Dean Witter & Co.           95        5,325
   Providian Financial Corp.                  40          142
--------------------------------------            ------------
                                                       29,673

--------------------------------------
Electric - 5.5%
--------------------------------------
   Cinergy Corp.                              93        3,102
   Entergy Corp.                              99        3,888
   FirstEnergy Corp.                          47        1,651
   NiSource Inc.                              82        1,893
   PPL Corp.                                  43        1,509
   Progress Energy Inc.                       74        3,328
   Reliant Energy Inc.                       135        3,567
--------------------------------------            ------------
                                                       18,938

                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

Electronics - 0.4%
--------------------------------------
   Solectron Corp. (b)                       133   $   1,495
--------------------------------------

--------------------------------------
Environmental Control - 1.1%
--------------------------------------
   Waste Management Inc.                     122        3,883
--------------------------------------

--------------------------------------
Food - 1.1%
--------------------------------------
   General Mills Inc.                         34        1,779
   Kraft Foods Inc.                           63        2,134
--------------------------------------            ------------
                                                        3,913

--------------------------------------
Forest Products & Paper - 1.2%
--------------------------------------
   Abitibi-Consolidated Inc.                 268        1,950
   International Paper Co.                    59        2,381
--------------------------------------            ------------
                                                        4,331

--------------------------------------
Healthcare - 3.5%
--------------------------------------
   Anthem Inc. (b)                            46        2,262
   Johnson & Johnson                         139        8,215
   Zimmer Holdings Inc. (b)                   55        1,671
--------------------------------------            ------------
                                                       12,148

--------------------------------------
Household Products - 1.3%
--------------------------------------
   Avery Dennison Corp.                       61        3,437
   Fortune Brands Inc.                        23          911
--------------------------------------            ------------
                                                        4,348

--------------------------------------
Insurance - 4.4%
--------------------------------------
   ACE Ltd.                                  105        4,200
   American International Group Inc.          32        2,517
   Cigna Corp.                                48        4,484
   XL Capital Ltd.                            44        4,011
--------------------------------------            ------------
                                                       15,212

--------------------------------------
Lodging - 0.5%
--------------------------------------
   Marriott International Inc. -              43        1,736
      Class A
--------------------------------------

--------------------------------------
Manufacturing - 3.2%
--------------------------------------
   Eaton Corp.                                28        2,061
   General Electric Co.                       54        2,172
   Honeywell International Inc.               32        1,089
   Tyco International Ltd.                   100        5,861
--------------------------------------            ------------
                                                       11,183

--------------------------------------
Media - 2.2%
--------------------------------------
   Liberty Media Corp. (b)                   242        3,394
   Walt Disney Co.                           207        4,287
--------------------------------------            ------------
                                                        7,681

--------------------------------------
Mining - 0.8%
--------------------------------------
   Alcoa Inc.                                 30        1,059
   Arch Coal Inc.                             44          990
   Peabody Energy Corp.                       32          894
--------------------------------------            ------------
                                                        2,943

--------------------------------------
Office & Business Equipment - 0.3%
--------------------------------------
     Xerox Corp.                              96        1,003
--------------------------------------

--------------------------------------
Oil & Gas Producers - 8.8%
--------------------------------------
   Anadarko Petroleum Corp.                   24        1,359
   Exxon Mobil Corp.                         243        9,538
   Phillips Petroleum Co.                     46        2,792
   Royal Dutch Petroleum Co.-NYS             307       15,044
   Unocal Corp.                               54        1,934
--------------------------------------            ------------
                                                       30,667

--------------------------------------
Oil & Gas Services - 0.6%
--------------------------------------
   Schlumberger Ltd.                          37        2,039
--------------------------------------

--------------------------------------
Packaging & Containers - 0.5%
--------------------------------------
   Smurfit-Stone Container Corp. (b)         116        1,854
--------------------------------------


--------------------------------------
Pharmaceuticals - 10.9%
--------------------------------------
   Bristol-Myers Squibb Co.                  180   $    9,190
   Merck & Co. Inc.                          215       12,624
   Pfizer Inc.                               233        9,273
   Pharmacia Corp.                            72        3,083
   Schering-Plough Corp.                     102        3,656
--------------------------------------            ------------
                                                       37,826

--------------------------------------
Pipelines - 0.5%
--------------------------------------
   Dynegy Inc. - Class A                      69        1,751
--------------------------------------

--------------------------------------
Real Estate - 0.6%
--------------------------------------
   Boston Properties Inc.                     50        1,911
--------------------------------------

--------------------------------------
Retail - 3.3%
--------------------------------------
   J.C. Penney Co. Inc.                       75        2,004
   McDonald's Corp.                          153        4,050
   Staples Inc. (b)                           76        1,416
   The Limited Inc.                          133        1,952
   TJX Cos. Inc.                              49        1,937
--------------------------------------            ------------
                                                       11,359

--------------------------------------
Savings & Loans - 0.7%
--------------------------------------
   Charter One Financial Inc.                 88        2,397
--------------------------------------

--------------------------------------
Semiconductors - 2.7%
--------------------------------------
   Intel Corp.                               302        9,482
--------------------------------------

--------------------------------------
Software - 1.7%
--------------------------------------
   Automatic Data Processing Inc.             36        2,103
   BMC Software Inc. (b)                     168        2,757
   Computer Associates International Inc.     25          855
--------------------------------------            ------------
                                                        5,715

--------------------------------------
Telecommunications - 6.0%
--------------------------------------
   BellSouth Corp.                            69        2,629
   Qwest Communications International Inc.   233        3,285
   SBC Communications Inc.                   264       10,333
   Sprint Corp. (FON Group)                  224        4,490
--------------------------------------            ------------
                                                       20,737

--------------------------------------
Tobacco - 2.6%
--------------------------------------
   Philip Morris Cos. Inc.                   198        9,060
--------------------------------------

--------------------------------------
Transportation - 0.6%
--------------------------------------
   Union Pacific Corp.                        38        2,160
--------------------------------------

--------------------------------------
Wireless Telecommunications - 0.7%
--------------------------------------
   Motorola Inc.                             154        2,307
--------------------------------------            ------------

--------------------------------------
     Total Common Stocks
           (cost $351,800)                            341,023
--------------------------------------            ------------

--------------------------------------
Preferred Stocks - 0.4%
--------------------------------------
Electric - 0.4%
--------------------------------------
   Txu Corp., 8.75%, 11/16/05                 26        1,335
--------------------------------------            ------------

--------------------------------------
     Total Preferred Stocks
       (cost $1,290)                                    1,335
--------------------------------------            ------------


--------------------------------------
Short Term Investments - 1.2%
--------------------------------------
Money Market Fund - 0.0%
--------------------------------------
   Dreyfus Cash Management Plus,               1            1
    2.29% (a)
--------------------------------------


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

Repurchase Agreement - 1.2%
--------------------------------------
   Repurchase agreement with Lehman
    Brothers, 1.77% (Collateralized
    by $4,385 Federal Home Loan
    Corp., 6.00%, due 11/26/21,
    market value $4,101, Federal
    Farm Credit Bank, 6.75%, due
    06/06/31, market value $281),
    acquired on 12/31/01, due
    01/02/02                         $     4,276  $     4,276
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investments
       (cost $4,277)                                    4,277
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $357,367)                                 $  346,635
--------------------------------------            ============


--------------------------------------------------------------
  Lazard/JNL Mid Cap Value Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 93.7%
--------------------------------------
Aerospace & Defense - 1.4%
--------------------------------------
   Rockwell Collins                           22   $      421
--------------------------------------

--------------------------------------
Apparel - 2.8%
--------------------------------------
   NIKE Inc.                                  10          534
   Polo Ralph Lauren Corp. (b)                 9          249
--------------------------------------            ------------
                                                          783
--------------------------------------
Auto Manufacturers - 1.0%
--------------------------------------
   Navistar International Corp. (b)            7          265
--------------------------------------

--------------------------------------
Auto Parts & Equipment - 2.1%
--------------------------------------
   Delphi Automotive Systems Corp.            43          590
--------------------------------------

--------------------------------------
Banks - 7.8%
--------------------------------------
   Mercantile Bankshares Corp.                13          572
   North Fork Bancorp. Inc.                   17          532
   SouthTrust Corp.                           11          264
   TCF Financial Corp.                        10          475
   Union Planters Corp.                        7          302
--------------------------------------            ------------
                                                        2,145

--------------------------------------
Beverages - 1.2%
--------------------------------------
   PepsiAmericas Inc.                         24          328
--------------------------------------

--------------------------------------
Biotechnology - 1.2%
--------------------------------------
   Biogen Inc. (b)                             6          328
--------------------------------------

--------------------------------------
Chemicals - 1.1%
--------------------------------------
   PPG Industries Inc.                         6          315
--------------------------------------

--------------------------------------
Commercial Services - 7.8%
--------------------------------------
   Aramark Corp. (b)                          20          538
   Convergys Corp. (b)                         9          349
   DeVry Inc. (b)                             14          401
   Gartner Inc. (b)                           23          271
   Viad Corp.                                 25          580
--------------------------------------            ------------
                                                        2,139

--------------------------------------
Computers - 3.4%
--------------------------------------
   Maxtor Corp. (b)                           83          523
   NCR Corp. (b)                              11          409
--------------------------------------            ------------
                                                          932

--------------------------------------
Diversified Financial Services - 1.0%
--------------------------------------
   Investment Technology Group Inc. (b)        7          287
--------------------------------------

--------------------------------------
Electric - 6.0%
--------------------------------------
   Entergy Corp.                              15          591
   FirstEnergy Corp.                          15          535
   Utilicorp United Inc.                      21   $      519
--------------------------------------            ------------
                                                        1,645
--------------------------------------
Electronics - 4.8%
--------------------------------------
   Celestica Inc. (b)                          6          246
   Millipore Corp.                             9          528
   PerkinElmer Inc.                           16          557
--------------------------------------            ------------
                                                        1,331

--------------------------------------
Entertainment - 1.6%
--------------------------------------
   International Game Technology (b)           6          430
--------------------------------------

--------------------------------------
Food - 1.5%
--------------------------------------
   Hershey Foods Corp.                         6          399
--------------------------------------

--------------------------------------
Forest Products & Paper - 2.2%
--------------------------------------
   Bowater Inc.                               13          615
--------------------------------------

--------------------------------------
Healthcare - 4.8%
--------------------------------------
   Anthem Inc. (b)                             7          337
   Apogent Technologies Inc. (b)              19          480
   DaVita Inc. (b)                            11          276
   Zimmer Holdings Inc. (b)                    8          232
--------------------------------------            ------------
                                                        1,325

--------------------------------------
Household Products - 2.8%
--------------------------------------
    Newell Rubbermaid Inc.                    28          764
--------------------------------------

--------------------------------------
Insurance - 4.2%
--------------------------------------
   AMBAC Financial Group Inc.                 11          657
   AON Corp.                                   9          309
   St. Paul Cos. Inc.                          4          176
--------------------------------------            ------------
                                                        1,142

--------------------------------------
Investment Companies - 1.3%
--------------------------------------
   Allied Capital Corp.                       13          348
--------------------------------------

--------------------------------------
Leisure Time - 1.5%
--------------------------------------
   Brunswick Corp.                            19          405
--------------------------------------

--------------------------------------
Manufacturing - 1.0%
--------------------------------------
   SPX Corp. (b)                               2          287
--------------------------------------

--------------------------------------
Media - 1.0%
--------------------------------------
   Cablevision Systems Corp. (b)               6          270
--------------------------------------

--------------------------------------
Oil & Gas Producers - 2.8%
--------------------------------------
   Ensco International Inc.                   11          266
   USX-Marathon Group Inc.                    17          510
--------------------------------------            ------------
                                                          776

--------------------------------------
Oil & Gas Services - 3.3%
--------------------------------------
   Baker Hughes Inc.                          10          376
   Cooper Cameron Corp. (b)                   13          525
--------------------------------------            ------------
                                                          901

--------------------------------------
Pharmaceuticals - 3.7%
--------------------------------------
   King Pharmaceuticals Inc. (b)               9          368
   Medlmmune Inc. (b)                          7          311
   Watson Pharmaceutical Inc. (b)             11          345
--------------------------------------            ------------
                                                        1,024
--------------------------------------
Real Estate - 4.9%
--------------------------------------
   Archstone-Smith Trust Corp.                12          302
   Equity Office Properties Trust             14          416
   Health Care Property Investors Inc.         9          322
   iSTAR Financial Inc.                       12          299
--------------------------------------            ------------
                                                        1,339

--------------------------------------
Retail - 5.6%
--------------------------------------
   Foot Locker Inc. (b)                       15          228
   Gap Inc.                                   30          412


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   Ross Stores Inc.                            8   $      250
   The Limited Inc.                           44          640
--------------------------------------            ------------
                                                        1,530

--------------------------------------
Semiconductors - 1.2%
--------------------------------------
   Agere Systems Inc. (b)                     58          327
--------------------------------------

--------------------------------------
Software - 3.7%
--------------------------------------
   Acxiom Corp. (b)                           19          325
   Adobe Systems Inc.                          8          261
   IMS Health Inc.                            10          199
   Intuit Inc. (b)                             6          244
--------------------------------------            ------------
                                                        1,029

--------------------------------------
Telecommunications - 0.9%
--------------------------------------
   Avaya Inc. (b)                             20          244
--------------------------------------

--------------------------------------
Telecommunications Equipment - 1.8%
--------------------------------------
   Harris Corp.                               16          491
--------------------------------------

--------------------------------------
Tobacco - 2.3%
--------------------------------------
   UST Inc.                                   18          627
--------------------------------------            ------------

--------------------------------------
     Total Common Stocks
       (cost $23,709)                                  25,782
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 6.3%
--------------------------------------
Money Market Funds - 6.3%
--------------------------------------
   Dreyfus Cash Management Plus,           1,354        1,354
    2.29% (a)
   Dreyfus Government Cash
    Management, 2.15% (a)                    372          372
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investments
       (cost $1,726)                                    1,726
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $25,435)                                $     27,508
--------------------------------------            ============


--------------------------------------------------------------
  Lazard/JNL Small Cap Value Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 95.6%
--------------------------------------
Advertising - 0.9%
--------------------------------------
   R.H. Donnelley Corp. (b)               11       $      311
--------------------------------------

--------------------------------------
Aerospace & Defense - 2.8%
--------------------------------------
   DRS Technologies Inc. (b)                   4          125
   Esterline Technologies Corp. (b)           12          191
   Moog Inc. - Class A (b)                    10          207
   Titan Corp. (b)                             8          207
   United Defense Industries Inc. (b)         11          221
--------------------------------------            ------------
                                                          951

--------------------------------------
Airlines - 1.1%
--------------------------------------
   Alaska Air Group Inc. (b)                   8          218
   Atlantic Coast Airlines                     7          170
   Holdings Inc. (b)
--------------------------------------            ------------
                                                          388
--------------------------------------
Auto Manufacturers - 0.8%
--------------------------------------
   Navistar International Corp. (b)       7               284
--------------------------------------

--------------------------------------
Banks - 3.3%
--------------------------------------
   Chittenden Corp.                           10          268
   East-West Bancorp Inc.                     12          301
   Greater Bay Bancorp.                       15          432
   Westamerica Bancorp.                        4          150
--------------------------------------            ------------
                                                        1,151

--------------------------------------
Beverages - 1.4%
--------------------------------------
   PepsiAmericas Inc.                         37          505
--------------------------------------

--------------------------------------
Biotechnology - 1.4%
--------------------------------------
   Charles River Laboratories
   International Inc. (b)                      4   $      121
   Gene Logic Inc. (b)                        20          371
--------------------------------------            ------------
                                                          492

--------------------------------------
Building Materials - 1.4%
--------------------------------------
   Dal-Tile International Inc. (b)            10          226
   York International Corp.                    7          274
--------------------------------------            ------------
                                                          500

--------------------------------------
Chemicals - 0.7%
--------------------------------------
   Ferro Corp.                                10          248
--------------------------------------

--------------------------------------
Commercial Services - 5.5%
--------------------------------------
   Albany Molecular Research Inc. (b)         15          384
   FTI Consulting Inc. (b)                     4          131
   Gartner Inc. (b)                           34          400
   Learning Tree International Inc. (b)        9          254
   MAXIMUS Inc. (b)                           13          530
   Profit Recovery Group
   International Inc. (b)                     29          233
--------------------------------------            ------------
                                                        1,932

--------------------------------------
Computers - 2.7%
--------------------------------------
   Maxtor Corp. (b)                           71          453
   Mentor Graphics Corp. (b)                  18          415
   Mercury Computer Systems Inc. (b)           2           70
--------------------------------------            ------------
                                                          938

--------------------------------------
Distribution & Wholesale - 1.7%
--------------------------------------
   Owens & Minor Inc.                         14          257
   United Stationers Inc. (b)                 10          323
--------------------------------------            ------------
                                                          580

--------------------------------------
Diversified Financial Services - 2.2%
--------------------------------------
   Financial Federal Corp. (b)                 6          178
   Investment Technology Group Inc. (b)        9          338
   WP Stewart & Co. Ltd.                      10          257
--------------------------------------            ------------
                                                          773

--------------------------------------
Electric - 1.4%
--------------------------------------
   Sierra Pacific Resources                   32          488
--------------------------------------

--------------------------------------
 Electrical Components & Equipment -
 0.8%
--------------------------------------
   Ametek Inc.                                 9          293
--------------------------------------

--------------------------------------
Electronics - 1.8%
--------------------------------------
   Garmin Ltd. (b)                            13          277
   Varian Inc. (b)                            11          363
--------------------------------------            ------------
                                                          640
--------------------------------------
Engineering & Construction - 0.9%
--------------------------------------
   Granite Construction Inc.                  14          330
--------------------------------------

--------------------------------------
Entertainment - 0.5%
--------------------------------------
   Intrawest Corp.                            10          173
--------------------------------------

--------------------------------------
Forest Products & Paper - 0.7%
--------------------------------------
   Wausau-Mosinee Paper Corp.                 19          229
--------------------------------------

--------------------------------------
Healthcare - 10.9%
--------------------------------------
   American Medical Systems Holdings
      Inc. (b)                                20          416
   Apria Healthcare Group Inc. (b)            16          407
   DaVita Inc. (b)                             4          108
   Dentsply International Inc.                 7          341
   Inamed Corp. (b)                            7          217
   Invacare Corp.                             11          354
   Kindred Healthcare Inc. (b)                 7          384
   Manor Care Inc. (b)                        26          612
   Oakley Inc. (b)                            33          540
   Unilab Corp. (b)                           17          432
--------------------------------------            ------------
                                                        3,811


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

Home Builders - 0.7%
--------------------------------------
   Toll Brothers Inc. (b)                      5  $       233
--------------------------------------

--------------------------------------
Home Furnishings - 2.3%
--------------------------------------
   Furniture Brands International Inc. (b)    14          455
   Harman International Industries Inc.        8          347
--------------------------------------            ------------
                                                          802

--------------------------------------
Household Products - 0.6%
--------------------------------------
   Moore Corp Ltd.                            24          225
--------------------------------------

--------------------------------------
Insurance - 6.3%
--------------------------------------
   AmerUs Group Co.                           12          419
   Arthur J. Gallagher & Co.                   6          200
   Everest Re Group Ltd.                       6          445
   HCC Insurance Holdings Inc.                10          284
   Radian Group Inc.                          12          509
   RenaissanceRe Holdings Ltd.                 2          143
   W.R. Berkley Corp.                          4          215
--------------------------------------            ------------
                                                        2,215

--------------------------------------
Internet - 3.2%
--------------------------------------
   answerthink inc. (b)                       65          426
   Avocent Corp. (b)                          17          415
   IndyMac Bancorp Inc. (b)                   12          276
--------------------------------------            ------------
                                                        1,117

--------------------------------------
Investment Companies - 1.1%
--------------------------------------
   Allied Capital Corp.                       15          385
--------------------------------------

--------------------------------------
Leisure Time - 2.9%
--------------------------------------
   Bally Total Fitness Holding Corp. (b)      23          494
   Brunswick Corp.                            24          526
--------------------------------------            ------------
                                                        1,020

--------------------------------------
Manufacturing - 1.4%
--------------------------------------
   Crane Co.                                   6          155
   Federal Signal Corp.                       11          247
   Pittston Brink's Group                      5          101
--------------------------------------            ------------
                                                          503

--------------------------------------
Media - 2.2%
--------------------------------------
   Journal Register  Co. (b)                  18          385
   Liberty Corp.                               4          181
   Pulitzer Inc.                               4          189
--------------------------------------            ------------
                                                          755

--------------------------------------
Oil & Gas Producers - 1.5%
--------------------------------------
   Helmerich & Payne Inc.                     16          517
--------------------------------------

--------------------------------------
Oil & Gas Services - 2.2%
--------------------------------------
   Core Laboratories NV (b)                   24          334
   Horizon Offshore Inc. (b)                  34          255
   Hydril Co. (b)                             10          178
--------------------------------------            ------------
                                                          767

--------------------------------------
Packaging & Containers - 0.6%
--------------------------------------
   Packaging Corp. of America (b)             12          223
--------------------------------------

--------------------------------------
Pharmaceuticals - 2.4%
--------------------------------------
   Celgene Corp. (b)                          11          338
   MIM Corp. (b)                              13          235
   Pharmacopeia Inc. (b)                      20          281
--------------------------------------            ------------
                                                          854

--------------------------------------
Pipelines - 1.4%
--------------------------------------
   Kinder Morgan Management LLC (b)           13          505
--------------------------------------

--------------------------------------
Real Estate - 7.0%
--------------------------------------
   Alexandria Real Estate Equities Inc.       10          399
   Annaly Mortgage Management Inc.            29          461
   Capital Automotive                         18          358
   Catellus Development Corp. (b)             10          182
   Chateau Communities Inc.                    9  $       263
   Chelsea Property Group Inc.                 5          260
   Health Care Property Investors Inc.        11          406
   Kilroy Realty Corp.                         5          126
--------------------------------------            ------------
                                                        2,455

--------------------------------------
Retail - 6.6%
--------------------------------------
   AnnTaylor Stores Corp. (b)                 12          406
   Genesco Inc. (b)                           20          418
   Linens `n Things Inc. (b)                  14          344
   Pacific Sunwear of California (b)          23          476
   Payless Shoesource Inc. (b)                 6          343
   Ross Stores Inc.                           10          318
--------------------------------------            ------------
                                                        2,305

--------------------------------------
Savings & Loans - 1.3%
--------------------------------------
   New York Community Bancorp Inc.            20          449
--------------------------------------

--------------------------------------
Semiconductors - 2.6%
--------------------------------------
   Axcelis Technologies Inc. (b)              30          387
   LTX Corp. (b)                              20          410
   Pixelworks Inc. (b)                         7          106
--------------------------------------            ------------
                                                          903

--------------------------------------
Software - 3.1%
--------------------------------------
   Acxiom Corp. (b)                           24          414
   American Management Systems Inc. (b)       18          327
   HNC Software Inc. (b)                      17          356
--------------------------------------            ------------
                                                        1,097

--------------------------------------
Telecommunications - 0.4%
--------------------------------------
   West Corp. (b)                              6          145
--------------------------------------

--------------------------------------
Telecommunications Equipment - 2.3%
--------------------------------------
   Black Box Corp. (b)                         8          401
   CommScope Inc. (b)                         12          264
   Foundry Networks Inc. (b)                  19          152
--------------------------------------            ------------
                                                          817

--------------------------------------
Transportation - 0.6%
--------------------------------------
   Ryder System Inc.                           4           80
   Swift Transportation Co. Inc. (b)           6          133
--------------------------------------            ------------
                                                          213
                                                  ------------

--------------------------------------
     Total Common Stocks
       (cost $30,182)                                  33,522
--------------------------------------            ------------

--------------------------------------
Short Term Investment - 4.4%
--------------------------------------
Money Market Fund - 4.4%
--------------------------------------
   Dreyfus Cash Management Plus,
    2.29% (a)                              1,555        1,555
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investment
       (cost $1,555)                                    1,555
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
     (cost $31,737)                               $    35,077
--------------------------------------            ============


--------------------------------------------------------------
  PPM America/JNL Balanced Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 56.5%
--------------------------------------
Aerospace & Defense - 0.8%
--------------------------------------
   United Technologies Corp.                  27   $    1,713
--------------------------------------

--------------------------------------
Apparel - 2.1%
--------------------------------------
   Liz Claiborne Inc.                         36        1,810
   V.F. Corp.                                 66        2,579
--------------------------------------            ------------
                                                        4,389


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

Auto Manufacturers - 1.8%
--------------------------------------
   Ford Motor Co.                            128   $    2,015
   General Motors Corp.                       36        1,750
--------------------------------------            ------------
                                                        3,765

--------------------------------------
Auto Parts & Equipment - 1.9%
--------------------------------------
   Delphi Automotive Systems Corp.           140        1,906
   TRW Inc.                                   54        1,996
--------------------------------------            ------------
                                                        3,902

--------------------------------------
Banks - 3.5%
--------------------------------------
   Bank of America Corp.                      37        2,310
   Banknorth Group Inc.                       48        1,079
   JP Morgan Chase & Co.                      65        2,363
   KeyCorp                                    66        1,616
--------------------------------------            ------------
                                                        7,368

--------------------------------------
Chemicals - 2.8%
--------------------------------------
   Ashland Inc.                               53        2,442
   PPG Industries Inc.                        33        1,707
   Rohm & Haas Co.                            50        1,721
--------------------------------------            ------------
                                                        5,870

--------------------------------------
Diversified Financial Services -
3.8%
--------------------------------------
   Citigroup Inc.                             46        2,337
   Fannie Mae                                 22        1,757
   Franklin Resources Inc.                    59        2,070
   T. Rowe Price Group Inc.                   53        1,848
--------------------------------------            ------------
                                                        8,012

--------------------------------------
Electric - 2.5%
--------------------------------------
   FirstEnergy Corp.                          77        2,676
   NiSource Inc.                             112        2,576
--------------------------------------            ------------
                                                        5,252

--------------------------------------
Electronics - 1.1%
--------------------------------------
   Parker Hannifin Corp.                      51        2,355
--------------------------------------

--------------------------------------
Forest Products & Paper - 1.0%
--------------------------------------
   Mead Corp.                                 66        2,033
--------------------------------------

--------------------------------------
Healthcare - 1.1%
--------------------------------------
   HCA Inc.                                   59        2,266
--------------------------------------

--------------------------------------
Home Furnishings - 1.0%
--------------------------------------
   Maytag Corp.                               66        2,032
--------------------------------------

--------------------------------------
Household Products - 2.3%
--------------------------------------
   Fortune Brands Inc.                        62        2,443
   Newell Rubbermaid Inc.                     85        2,346
--------------------------------------            ------------
                                                        4,789

--------------------------------------
Insurance - 3.7%
--------------------------------------
   Cigna Corp.                                28        2,631
   Hartford Financial Services Group
     Inc.                                     44        2,777
   Radian Group Inc.                          56        2,388
--------------------------------------            ------------
                                                        7,796

--------------------------------------
Iron & Steel - 1.1%
--------------------------------------
   Nucor Corp.                                45        2,383
--------------------------------------

--------------------------------------
Leisure Time - 0.9%
--------------------------------------
   Brunswick Corp.                            83        1,810
--------------------------------------

--------------------------------------
Manufacturing - 1.9%
--------------------------------------
   Cooper Industries Inc.                     45        1,585
   ITT Industries Inc.                        46        2,308
--------------------------------------            ------------
                                                        3,893

--------------------------------------
Media - 0.5%
--------------------------------------
   Gannett Co. Inc.                           17        1,116
--------------------------------------

--------------------------------------
Oil & Gas Producers - 3.8%
--------------------------------------
   ChevronTexaco Corp.                        29        2,608
   Occidental Petroleum Corp.                 98   $    2,592
   Phillips Petroleum Co.                     44        2,676
--------------------------------------            ------------
                                                        7,876

--------------------------------------
Packaging & Containers - 0.6%
--------------------------------------
   Pactiv Corp. (b)                           71        1,257
--------------------------------------

--------------------------------------
Retail - 3.8%
--------------------------------------
   Circuit City Stores Inc.                   54        1,412
   Federated Department Stores Inc. (b)       73        2,986
   Kmart Corp. (b)                           232        1,266
   Sears, Roebuck & Co.                       49        2,334
--------------------------------------            ------------
                                                        7,998

--------------------------------------
Savings & Loans - 3.3%
--------------------------------------
   Charter One Financial Inc.                 85        2,305
   Sovereign Bancorp Inc.                    183        2,240
   Washington Mutual Inc.                     76        2,472
--------------------------------------            ------------
                                                        7,017

--------------------------------------
Software - 2.4%
--------------------------------------
   Computer Associates International
     Inc.                                     77        2,649
   Compuware Corp. (b)                       200        2,353
--------------------------------------            ------------
                                                        5,002

--------------------------------------
Telecommunications - 5.7%
--------------------------------------
   BellSouth Corp.                            51        1,961
   CenturyTel Inc.                            70        2,309
   SBC Communications Inc.                    70        2,738
   Sprint Corp. (FON Group)                  121        2,428
   Verizon Communications Inc.                54        2,577
--------------------------------------            ------------
                                                       12,013

--------------------------------------
Tobacco - 1.3%
--------------------------------------
   Philip Morris Cos. Inc.                    58        2,641
--------------------------------------

--------------------------------------
Transportation - 2.0%
--------------------------------------
   Burlington Northern Santa Fe Corp.         81        2,319
   CSX Corp.                                  51        1,781
--------------------------------------            ------------
                                                        4,100
                                                  ------------

--------------------------------------
     Total Common Stocks
       (cost $106,591)                                118,648
--------------------------------------            ------------


--------------------------------------
Corporate Bonds - 14.1%
--------------------------------------
Aerospace & Defense - 0.6%
--------------------------------------
   Lockheed Martin Corp., 8.50%,     $     1,000        1,194
    12/01/29
--------------------------------------

--------------------------------------
Airlines - 0.4%
--------------------------------------
   Atlas Air Inc., 8.77%, 01/02/11           818          750
--------------------------------------

--------------------------------------
Asset Backed Securities - 3.0%
--------------------------------------
   Citibank Credit Card Issuance
    Trust,         4.10%, 12/07/06         1,000          993
   Citibank Credit Card Issuance
    Trust,         4.10%, 12/07/06         1,000          993
   LB Commercial Conduit Mortgage
    Trust,  6.21%, 10/15/35 (g)            3,000        3,050
   Morgan Stanley Dean Witter
    Capital I Trust, 6.46%, 02/15/33       2,165        2,236
--------------------------------------            ------------
                                                        6,279

--------------------------------------
Commercial Services - 0.5%
--------------------------------------
   Aramark Services Inc., 7.00%,           1,000          972
    07/15/06
--------------------------------------

--------------------------------------
Cosmetics and Personal Care - 0.4%
--------------------------------------
   International Flavors & Fragrance
    Inc., 6.45%, 05/15/06                  1,000        1,011
--------------------------------------

--------------------------------------
Diversified Financial Services - 0.4%
--------------------------------------
   ERAC USA Finance Co., 6.75%,            1,000          944
    05/15/09 (e)
--------------------------------------


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

Electric - 1.2%
--------------------------------------
   Exelon Generation Co.
    LLC, 6.95%, 06/15/11 (e)         $     1,000   $    1,014
   Nisource Finance Corp., 7.625%,
    11/15/05                                 700          732
   Southern Energy Inc., 7.90%,
    07/15/09 (e)                           1,000          826
--------------------------------------            ------------
                                                        2,572

--------------------------------------
Entertainment - 0.5%
--------------------------------------
   International Speedway Corp.,
      7.875%, 10/15/04                     1,000        1,059
--------------------------------------

--------------------------------------
Food - 1.5%
--------------------------------------
   Conagra Foods Inc., 6.75%,  09/15/11    1,000        1,021
   Delhaize America Inc., 8.125%,
      04/15/11                             1,000        1,098
   Nabisco Inc., 7.05%, 07/15/07           1,000        1,058
--------------------------------------            ------------
                                                        3,177

--------------------------------------
Healthcare - 0.5%
--------------------------------------
   Tenet Healthcare Corp., 6.375%,
     12/01/11 (e)                          1,000          967
--------------------------------------

--------------------------------------
Lodging - 0.5%
--------------------------------------
   Harrah's Operating Co. Inc.,
     7.50%, 01/15/09                       1,000        1,011
--------------------------------------

--------------------------------------
Manufacturing - 0.5%
--------------------------------------
   Tyco International Group SA,
     6.75%, 02/15/11                       1,000        1,004
--------------------------------------

--------------------------------------
Media - 1.0%
--------------------------------------
   Comcast Cable Communications,
    7.125%, 06/15/13                       1,000        1,027
   COX Communications Inc., 7.75%,
      11/01/10                             1,000        1,068
--------------------------------------            ------------
                                                        2,095

--------------------------------------
Pharmaceuticals - 0.5%
--------------------------------------
   American Home Products
    Corp., 6.70%, 03/15/11                 1,000        1,036
--------------------------------------

--------------------------------------
Pipelines - 0.5%
--------------------------------------
   Williams Cos. Inc., 6.50%,
     08/01/06                              1,000          997
--------------------------------------

--------------------------------------
Telecommunications - 1.2%
--------------------------------------
   AT&T Canada Inc., 12.00%, 08/15/07        300          212
   Qwest Capital Funding Inc.,
      7.90%, 08/15/10                      1,200        1,221
   WorldCom Inc., 7.50%, 05/15/11          1,000        1,028
--------------------------------------            ------------
                                                        2,461

--------------------------------------
Tobacco - 0.5%
--------------------------------------
   Imperial Tobacco Overseas
     BV, 7.125%, 04/01/09                  1,000        1,029
--------------------------------------

--------------------------------------
Wireless Telecommunications - 0.5%
--------------------------------------
   Telus Corp., 8.00%, 06/01/11            1,000        1,061
--------------------------------------            ------------

--------------------------------------
     Total Corporate Bonds
       (cost $29,476)                                  29,619
--------------------------------------            ------------

--------------------------------------
Government Securities - 27.8%
--------------------------------------
U.S. Government Agencies - 17.9%
--------------------------------------
   Federal Home Loan Mortgage Corp.
    5.75%, 03/15/09                        3,860        3,928
    5.50%, 10/01/16                        2,188        2,157
    6.50%, 03/01/30                        2,112        2,117
    6.50%, 12/01/30                          960          964
    7.00%, 02/01/31                        1,874        1,911
    7.50%, 02/01/31                        1,116        1,151
    6.50%, 03/01/31                        1,794        1,798
    6.00%, 08/01/31                        2,196        2,152
   Federal National Mortgage
   Association
    5.00%, 01/15/07                        3,341        3,354
    5.50%, 01/01/14                          572          567
    6.50%, 05/01/14                          731          750
    7.50%, 10/01/25                  $       871   $      905
    6.50%, 08/01/28                          530          533
    7.00%, 09/01/28                          481          492
    6.50%, 11/01/28                          585          588
    6.50%, 12/01/28                          529          531
    6.00%, 03/01/29                          859          846
    7.50%, 05/01/29                          458          476
    7.50%, 09/01/29                        1,277        1,320
    7.25%, 05/15/30                        2,100        2,371
    7.00%, 03/01/31                        1,518        1,549
    6.50%, 04/01/31                        1,391        1,393
    6.00%, 10/01/31                        2,197        2,152
   Government National Mortgage
   Association
    6.00%, 04/15/14                          902          915
    6.50%, 04/15/26                          677          683
    7.00%, 06/15/28                          564          577
    7.50%, 04/15/29                          503          521
    7.00%, 07/15/29                          915          936
--------------------------------------            ------------
                                                       37,637

--------------------------------------
U.S. Treasury Securities - 9.8%
--------------------------------------
   U.S. Treasury Bonds
    6.25%, 08/15/23                        3,000        3,176
    6.125%, 11/15/27                       2,400        2,524
   U.S. Treasury Notes
    5.50%, 02/28/03                        2,100        2,179
    7.875%, 11/15/04                         550          612
    6.50%, 05/15/05                        4,200        4,539
    5.875%, 11/15/05                       3,605        3,830
    5.00%, 08/15/11                        3,775        3,766
--------------------------------------            ------------
                                                       20,624
--------------------------------------            ------------
     Total Government Securities
       (cost $57,476)                                  58,261
--------------------------------------            ------------

--------------------------------------
Short Term Investment - 1.6%
--------------------------------------
Money Market Fund - 1.6%
--------------------------------------
   Dreyfus Cash Management Plus,           3,402        3,402
      2.29% (a)
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investment
       (cost $3,402)                                    3,402
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $196,945)                                 $  209,930
--------------------------------------            ============


--------------------------------------------------------------
  PPM America/JNL High Yield Bond Series
--------------------------------------------------------------

--------------------------------------
Corporate Bonds - 97.2%
--------------------------------------
Aerospace & Defense - 2.4%
--------------------------------------
   Alliant Techsystems Inc.,
     8.50%, 05/15/11 (e)              $    2,000   $    2,080
   BE Aerospace Inc., 8.00%,
     03/01/08                              2,000        1,675
--------------------------------------            ------------
                                                        3,755
--------------------------------------
Auto Parts & Equipment - 1.2%
--------------------------------------
   Lear Corp., 7.96%, 05/15/05             2,000        1,014
   Meritor Automotive Inc., 6.80%,
      02/15/09                             1,000          925
--------------------------------------            ------------
                                                        1,939

--------------------------------------
Beverages - 2.6%
--------------------------------------
   Canadaigua Brands Inc., 8.625%,
      08/01/06                             2,000        2,060
   National Wine & Spirits Inc.,
      10.125%, 01/15/09                    2,000        2,050
--------------------------------------            ------------
                                                        4,110

--------------------------------------
Biotechnology - 0.5%
--------------------------------------
   Quest Diagnostic Inc., 7.50%,
     07/12/11                                800          825
--------------------------------------

--------------------------------------
Chemicals - 5.1%
--------------------------------------
   Equistar Chemical Funding,
    10.125%, 09/01/08                      1,000        1,005
--------------------------------------


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

   Georgia Gulf Corp., 10.375%,
    11/01/07                          $    1,200   $    1,254
   Lyondell Chemical Co., 9.875%,
      05/01/07                             2,000        2,010
   Methanex Corp., 7.40%, 08/15/02         2,000        2,000
   Millennium America Inc., 7.00%,
      11/15/06                             1,000          930
   PCI Chemicals Canada Inc., 9.25%,
      10/15/07 (i)                         1,965          825
--------------------------------------            ------------
                                                        8,024

--------------------------------------
Commercial Services - 3.0%
--------------------------------------
   Flag Ltd., 8.25%, 01/30/08              1,000          680
   Integrated Electrical Services
    Inc., 9.375%, 02/01/09                 1,000          885
   Iron Mountain Inc., 8.125%, 05/15/08    2,000        2,020
   Stewart Enterprises Inc., 10.75%,
      07/01/08                             1,000        1,090
--------------------------------------            ------------
                                                        4,675

--------------------------------------
Diversified Financial Services - 1.3%
--------------------------------------
   Golden State Holdings Inc.,
      7.125%, 08/01/05                     2,000        2,006
--------------------------------------

--------------------------------------
Electric - 3.1%
--------------------------------------
   Calpine Canada Energy Finance,
    8.50%, 05/01/08                        3,500        3,201
   Southern Energy Inc., 7.90%,
    07/15/09 (e)                           2,000        1,653
--------------------------------------            ------------
                                                        4,854

--------------------------------------
Electronics - 0.7%
--------------------------------------
   Flextronics International Ltd.,         1,000        1,050
      9.875%, 07/01/10
--------------------------------------

--------------------------------------
Entertainment - 4.0%
--------------------------------------
   Alliance Atlantis Communications
      Corp., 13.00%, 12/15/09              2,065        2,230
   Anchor Gaming, 9.875%, 10/15/08         1,000        1,095
   Argosy Gaming Co., 9.00%, 09/01/11      1,000        1,045
   Horseshoe Gaming Holdings
    Corp., 8.625%, 05/15/09                1,800        1,859
--------------------------------------            ------------
                                                        6,229

--------------------------------------
Environmental Control - 1.2%
--------------------------------------
   Marsulex Inc., 9.625%, 07/01/08         2,000        1,960
--------------------------------------

--------------------------------------
Food - 3.0%
--------------------------------------
   Delhaize America Inc., 8.125%,
    04/15/11                               2,000        2,195
   Great Atlantic & Pacific Tea
    Corp., 9.125%, 12/15/11                  500          501
   Stater Brothers Holdings Inc.,
    10.75%, 08/15/06                       2,000        2,070
--------------------------------------             ------------
                                                        4,766
--------------------------------------
Forest Products & Paper - 1.2%
--------------------------------------
   Domtar Inc., 7.875%, 10/15/11           1,870        1,945
--------------------------------------

--------------------------------------
Healthcare - 2.1%
--------------------------------------
   HealthSouth Corp., 8.375%,
      10/01/11 (e)                           500          515
   LifePoint Hospitals Holdings
      Inc., 10.75%, 05/15/09               2,000        2,220
   Tenet Healthcare Corp., 8.125%,
      12/01/08                               500          528
--------------------------------------            ------------
                                                        3,263
--------------------------------------
Holding Companies - Diversified -
0.7%
--------------------------------------
   Kansas City Southern Railway,           1,000        1,090
      9.50%, 10/01/08
--------------------------------------

--------------------------------------
Home Builders - 3.8%
--------------------------------------
   D.R. Horton Inc., 10.50%,
      04/01/05                             2,200        2,360
--------------------------------------
   Schuler Homes Inc., 10.50%,
      07/15/11                             1,500        1,564
--------------------------------------
   Toll Corp.
    8.00%, 05/01/09                        1,000          982
    8.25%, 02/01/11                        1,000          990
--------------------------------------            ------------
                                                        5,896

--------------------------------------
Home Funishings - 1.5%
--------------------------------------
   Windmere-Durable Holdings Inc.,
    10.00%,  07/31/08                      2,400        2,328
--------------------------------------

--------------------------------------
Leisure Time - 1.0%
--------------------------------------
   Royal Caribbean Cruises, 6.75%,
      03/15/08                       $    2,000    $    1,555
--------------------------------------

--------------------------------------
Lodging - 6.6%
--------------------------------------
   Ameristar Casinos Inc., 10.75%,
      02/15/09                             2,000        2,160
   Jupiters Ltd., 8.50%, 03/01/06          2,000        2,000
   Mandalay Resort Group
    10.25%, 08/01/07                       1,001        1,039
    9.375%, 02/15/10                       1,000          996
   MGM Grand Inc., 9.75%, 06/01/07         2,000        2,095
   Station Casinos Inc., 8.375%,
      02/15/08                             2,000        2,030
--------------------------------------            ------------
                                                       10,320

--------------------------------------
Machinery - 0.4%
--------------------------------------
   Teekay Shipping Corp., 8.875%,            600          615
      07/15/11
--------------------------------------

--------------------------------------
Media - 14.3%
--------------------------------------
   Adelphia Communications Corp.,
    9.375%, 11/15/09                       2,000        1,923
   British Sky Broadcasting Group
      Plc, 8.20%, 07/15/09                 3,000        3,087
   CBS Radio Inc., 11.375%, 01/15/09         569          601
   Charter Communications Holdings LLC
    (Step-Up Bond), 11.75%, 01/15/10 (d)     725          520
    10.25%, 01/15/10                       1,999        2,049
   CSC Holdings Inc., 7.625%, 04/01/11     1,000        1,001
   Echostar DBS Corp., 9.375%, 02/01/09    3,000        3,090
   FrontierVision Holdings LP
    11.00%, 10/15/06                         400          413
    11.875%, 9/15/07                       1,300        1,365
   Gray Communications System Inc.,
    10.625%, 10/01/06                      1,100        1,156
   Hollinger International
      Publishing Inc.,
    9.25%, 03/15/07                        1,000          991
   Olympus Communication LP,
    10.625%, 11/15/06                        650          657
   Price Communications Wireless Inc.,
    9.125%, 12/15/06                       1,400        1,484
   Primedia Inc., 8.50%, 02/01/06          2,000        1,810
   Rogers Cablesystems Ltd.
    10.00%, 03/15/05                       1,100        1,194
    10.00%, 12/01/07                       1,000        1,080
--------------------------------------            ------------
                                                       22,421

--------------------------------------
Office & Business Equipment - 1.0%
--------------------------------------
   General Binding Corp., 9.375%,
      06/01/08                             2,000        1,610
--------------------------------------

--------------------------------------
Oil & Gas Producers - 5.4%
--------------------------------------
   Ocean Energy Inc., 8.875%,
      07/15/07                             2,000        2,090
   Parker Drilling Co., 9.75%,
      11/15/06                             2,000        1,990
   Pogo Producing Co., 8.75%,
      05/15/07                             1,000        1,023
   Pride Petroleum Services
    Inc., 9.375%, 05/01/07                 1,000        1,053
   R&B Falcon Corp., 9.50%, 12/15/08       2,000        2,257
--------------------------------------            ------------
                                                        8,413
--------------------------------------
Packaging & Containers - 4.4%
----------------------------------------
   Kappa Beheer BV, 10.625%, 07/15/09        800          872
   Owens-Illinois Inc.
    8.10%, 05/15/07                        1,000          925
    7.50%, 05/15/10                        1,071          959
   Packaging Corp. of America,
    9.625%, 04/01/09                       1,000        1,095
   Riverwood International Corp.,
    10.625%, 08/01/07                      2,000        2,100
   US Can Corp., 12.375%, 10/01/10         1,620        1,021
--------------------------------------            ------------
                                                        6,971


                     See notes to the financial statements.

                                             Shares      Value
--------------------------------------------------------------

Pharmaceuticals - 1.6%
--------------------------------------
   AmerisourceBergen Corp., 8.125%,
     09/01/08                         $      400      $   410
   Omnicare Inc., 8.125%, 03/15/11         2,000        2,070
--------------------------------------            ------------
                                                        2,480

--------------------------------------
Real Estate - 2.6%
--------------------------------------
   Choctaw Resort Development
    Enterprise, 9.25%, 04/01/09            2,000        2,045
   Felcor Lodging LP, 9.50%, 09/15/08      2,000        2,005
--------------------------------------            ------------
                                                        4,050

--------------------------------------
Retail - 6.9%
--------------------------------------
   Buhrmann US Inc., 12.25%, 11/01/09      1,850        1,850
   Finlay Enterprises Inc., 9.00%,
      05/01/08                             2,075        1,847
   J.C. Penney Co. Inc.
    7.05%, 05/23/05                        2,000        1,936
    7.40%, 04/01/37                        1,000          966
   Michaels Stores Inc., 9.25%,
      07/01/09                             2,000        2,110
   Tricon Global Restaurants Inc.,
      8.875%, 04/15/11                     2,000        2,134
----------------------------------------          ------------
                                                       10,843

--------------------------------------
Savings & Loans - 0.8%
--------------------------------------
   Sovereign Bancorp., 10.50%,
     11/15/06                             1,150         1,236
--------------------------------------

--------------------------------------
Semiconductors - 0.7%
--------------------------------------
   Fairchild Semiconductor
    International Inc., 10.50%,
    02/01/09                              1,000         1,063
--------------------------------------

--------------------------------------
Software - 0.6%
--------------------------------------
   Computer Associates International
    Inc., 6.50%, 04/15/08                 1,000           957
--------------------------------------

--------------------------------------
Telecommunications - 5.0%
--------------------------------------
   AT&T Canada Inc.
    12.00%, 08/15/07                         800          565
    (Step-Up Bond), 9.95%, 06/15/08 (d)    1,000          504
   Global Crossing Holding Ltd.,
      9.625%, 05/15/08                     1,000          115
   Insight Midwest LP, 9.75%,
      10/01/09                             2,000        2,110
   Intermedia Communications
    Inc., (Step-Up Bond),
    12.25%, 03/01/09 (d)                   2,750        2,451
   Level 3 Communications Inc.,
      9.125%, 05/01/08                       625          294
   McLeodUSA Inc., 9.25%, 07/15/07         1,000          210
   Time Warner Telecom LLC, 9.75%,
      07/15/08                             2,000        1,605
--------------------------------------            ------------
                                                        7,854


--------------------------------------
Telecommunications Equipment - 0.3%
--------------------------------------
   Williams Communications Group
      Inc., 10.875%, 10/01/09              1,000          410
--------------------------------------

--------------------------------------
Tobacco - 0.8%
--------------------------------------
   Dimon Inc., 9.625%, 10/15/11 (e)        1,320        1,366
--------------------------------------

--------------------------------------
Toys & Hobbies - 1.3%
--------------------------------------
   Steinway Musical Instruments
    Inc., 8.75%, 04/15/11                  2,068        2,046
--------------------------------------

--------------------------------------
Wireless Telecommunications - 6.1%
--------------------------------------
   American Cellular Corp., 9.50%,
      10/15/09                             1,700        1,649
   AT&T Wireless Services Inc.,
      7.875%, 03/01/11                     2,000        2,138
   Crown Castle International Corp.,
    10.75%, 08/01/11                       2,000        1,955
   Nextel Communications, (Step-Up
    Bond), 9.95%, 02/15/08 (d) (f)         2,550        1,753
   Rogers Cantel Inc.
    8.80%, 10/01/07                        1,000          970
    9.375%, 06/01/08                       1,000        1,030
    9.75%, 06/01/16                          200          198
--------------------------------------            ------------
                                                        9,693

--------------------------------------
     Total Corporate Bonds
       (cost $156,369)                             $  152,618
--------------------------------------            ------------

--------------------------------------
Rights - 0.0%
--------------------------------------
Machinery - 0.0%
--------------------------------------
   Terex Corp., Expiring 05/15/02 (e)        -              7
--------------------------------------            ------------


--------------------------------------
     Total Rights
       (cost $1)                                            7
--------------------------------------            ------------

--------------------------------------
Warrants - 0.1%
--------------------------------------
Telecommunications - 0.1%
--------------------------------------
   @track Communications Inc.,
    Expiring 09/15/05                         2             2
   AT&T Canada Inc., Expiring 08/15/07 (e)    1           135
--------------------------------------            ------------

--------------------------------------
     Total Warrants
       (cost $5)                                          137
--------------------------------------            ------------

--------------------------------------
Short Term Investment - 2.7%
--------------------------------------
Money Market Fund - 2.7%
--------------------------------------
   Dreyfus Cash Management Plus,           4,282        4,282
      2.29% (a)
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investment
       (cost $4,282)                                    4,282
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $160,657)                                $   157,044
--------------------------------------            ============


--------------------------------------------------------------
  PPM America/JNL Money Market Series
--------------------------------------------------------------

--------------------------------------
Commercial Paper - 98.9%
--------------------------------------
Auto Manufacturers - 1.0%
--------------------------------------
   DaimlerChrysler NA Holdings
    Corp., 2.90%, 02/28/02            $    2,400   $    2,389
--------------------------------------

--------------------------------------
Banks - 4.9%
--------------------------------------
   UBS Finance LLC, 1.80%, 06/06/02       11,300       11,212
--------------------------------------

--------------------------------------
Beverages - 5.1%
--------------------------------------
   Coca-Cola Co., 1.76%,1/25/02           11,900       11,886
--------------------------------------

--------------------------------------
Computers - 4.9%
--------------------------------------
   IBM Corp., 1.76%, 01/09/02             11,300       11,296
--------------------------------------

--------------------------------------
Diversified Financial Services -
48.9%
--------------------------------------
   American Express Credit
    1.80%, 01/11/02                       11,300       11,294
    1.84%, 01/30/02                        1,000          999
   American General Finance Corp.
    1.94%, 01/04/02                        4,240        4,239
    1.75%, 02/01/02                        6,000        5,991
   Countrywide Home Loans Inc.,
        1.95%, 01/31/02                    2,000        1,997
   Ford Motor Credit Co., 2.58%,
        03/15/02                           2,400        2,387
   General Electric Capital Corp.,
    2.06%, 01/18/02                       12,100       12,088
   General Motors Acceptance
    Corp., 2.85%, 03/07/02                 2,400        2,388
   Goldman Sachs Group LP
     1.94%, 01/11/02                       2,341        2,313
     3.35%, 01/15/02                       4,300        4,294
     1.85%, 03/15/02                       4,210        4,194
   Household Finance Corp., 1.63%,
      01/02/02                            10,500       10,500
   John Deere Capital Corp.
     1.80%, 02/01/02                       2,500        2,496
     1.78%, 02/15/02                       9,720        9,698


                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

   Qwest Capital Funding, 3.10%,
        01/31/02                      $    1,600   $    1,596
   Salomon Smith Barney Holdings
    Corp., 1.82%, 01/25/02                12,300       12,285
   Tyco Capital Corp., 1.75%,
        02/11/02                          12,300       12,275
   Wells Fargo Financial Inc.,
      2.04%, 01/14/02                     12,000       11,992
--------------------------------------            ------------
                                                      113,026

--------------------------------------
Food - 11.8%
--------------------------------------
   Conagra Inc., 3.00%, 01/25/02           2,570        2,565
   Kraft Foods Inc.
    1.77%, 02/06/02                       11,300       11,280
    1.77%, 02/07/02                        1,000          998
   Sara Lee Corp., 1.77%, 02/14/02        12,300       12,273
--------------------------------------            ------------
                                                       27,116

--------------------------------------
Household Products - 2.8%
--------------------------------------
   Procter & Gamble Co., 1.75%,            6,360        6,357
      01/11/02
--------------------------------------

--------------------------------------
Media - 5.1%
--------------------------------------
   McGraw-Hill Cos. Inc.
    2.18%, 01/24/02                        3,530        3,525
    1.75%, 06/13/02                        8,300        8,234
--------------------------------------            ------------
                                                       11,759
--------------------------------------
Oil & Gas Producers - 4.6%
--------------------------------------
   BP America Inc., 1.78%, 03/20/02       10,600       10,559
--------------------------------------

--------------------------------------
Pharmaceuticals - 4.5%
--------------------------------------
   American Home Products
    2.20%, 01/23/02                       10,000        9,987
    1.85%, 03/05/02                          500          498
--------------------------------------            ------------
                                                       10,485

--------------------------------------
Tobacco - 5.3%
--------------------------------------
   Philip Morris Co., 1.74%, 01/10/02     12,300       12,295
--------------------------------------            ------------

--------------------------------------
     Total Commercial Paper
            (cost $228,380)                           228,380
--------------------------------------            ------------

--------------------------------------
Money Market Fund - 1.1%
--------------------------------------
   Dreyfus Cash Management Plus,
      2.29% (a)                            2,639        2,639
--------------------------------------            ------------

--------------------------------------
     Total Money Market Fund
            (cost $2,639)                               2,639
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $231,019)                                 $  231,019
--------------------------------------            ============


--------------------------------------------------------------
  Salomon Brothers/JNL Balanced Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 45.4%
--------------------------------------
Aerospace & Defense - 0.6%
--------------------------------------
   United Technologies Corp.                   2   $      123
--------------------------------------

--------------------------------------
Auto Manufacturers - 0.1%
--------------------------------------
   DaimlerChrysler AG                          1           21
--------------------------------------

--------------------------------------
Banks - 4.3%
--------------------------------------
   Bank of America Corp.                       3          158
   Bank of New York Co. Inc.                   7          290
   FleetBoston Financial Corp.                 4          153
   JP Morgan Chase & Co.                       3           95
   Mercantile Bankshares Corp.                 1           39
   SunTrust Banks Inc.                         1           63
   Wachovia Corp.                              2           46
--------------------------------------            ------------
                                                          844


--------------------------------------
Beverages - 3.8%
--------------------------------------
   Anheuser-Busch Cos. Inc.                    3   $      113
   Coca-Cola Co.                               3          160
   Coca-Cola Enterprises Inc.                  4           78
   Pepsi Bottling Group Inc.                  11          249
   PepsiCo Inc.                                3          146
--------------------------------------            ------------
                                                          746

--------------------------------------
Computers - 3.0%
--------------------------------------
   Compaq Computer Corp.                      10           99
   International Business Machines             4          496
      Corp.
--------------------------------------            ------------
                                                          595

--------------------------------------
Cosmetics & Personal Care - 2.0%
--------------------------------------
   Gillette Co.                                5          177
   Kimberly-Clark Corp.                        1           60
   Procter & Gamble Co.                        2          150
--------------------------------------            ------------
                                                          387

--------------------------------------
Electric - 0.2%
--------------------------------------
   American Electric Power Co. Inc.            1           48
--------------------------------------

--------------------------------------
Food - 3.8%
--------------------------------------
   H.J. Heinz Co.                              2           74
   Hormel Foods Corp.                          3           83
   Safeway Inc. (b)                           13          543
   Sara Lee Corp.                              3           56
--------------------------------------            ------------
                                                          756

--------------------------------------
Forest Products & Paper - 1.3%
--------------------------------------
   International Paper Co.                     6          254
--------------------------------------

--------------------------------------
Healthcare - 3.1%
--------------------------------------
   Bausch & Lomb Inc.                          1           26
   Baxter International Inc.                   2           97
   HCA Inc.                                    9          343
   Johnson & Johnson                           3          147
   Zimmer Holdings Inc. (b)                    -            4
--------------------------------------            ------------
                                                          617

--------------------------------------
Insurance - 3.4%
--------------------------------------
   Allstate Corp.                              4          128
   American International Group Inc.           1           81
   Berkshire Hathaway Inc. - Class B (b)       -          275
   Chubb Corp.                                 1           69
   Cigna Corp.                                 1           74
   Horace Mann Educators Corp.                 2           47
--------------------------------------            ------------
                                                          674

--------------------------------------
Internet - 0.1%
--------------------------------------
   Genuity Inc. (b)                           10           15
--------------------------------------

--------------------------------------
Manufacturing - 0.9%
--------------------------------------
   Eastman Kodak Co.                           1           35
   General Electric Co.                        3          116
   Honeywell International Inc.                1           32
--------------------------------------            ------------
                                                          183

--------------------------------------
Media - 0.2%
--------------------------------------
   Liberty Media Corp. (b)                     3           48
--------------------------------------

--------------------------------------
Mining - 0.5%
--------------------------------------
   Alcoa Inc.                                  3           88
--------------------------------------

--------------------------------------
Oil & Gas Producers - 2.8%
--------------------------------------
   Amerada Hess Corp.                          1           38
   BP Plc - ADR                                1           37
   Diamond Offshore Drilling Inc.              5          149
   Exxon Mobil Corp.                           2           63
   Royal Dutch Petroleum Co. -  NYS            1           39
   Transocean Sedco Forex Inc.                 6          206
--------------------------------------            ------------
                                                          532


                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

Oil & Gas Services - 0.3%
--------------------------------------
   Schlumberger Ltd.                           1   $       66
--------------------------------------

--------------------------------------
Pharmaceuticals - 5.5%
--------------------------------------
   Abbott Laboratories                         6          318
   American Home Products Corp.                2           92
   Bristol-Myers Squibb Co.                    1           61
   Merck & Co. Inc.                            2          123
   Novartis AG - ADR                           6          212
   Pfizer Inc.                                 5          197
   Pharmacia Corp.                             2           85
--------------------------------------            ------------
                                                        1,088

--------------------------------------
Retail - 4.5%
--------------------------------------
   Costco Wholesale Corp. (b)                  9          395
   Federated Department Stores Inc. (b)        7          290
   McDonald's Corp.                            5          119
   Staples Inc. (b)                            5           92
--------------------------------------            ------------
                                                          896

--------------------------------------
Semiconductors - 0.1%
--------------------------------------
   Intel Corp.                                 1           28
--------------------------------------

--------------------------------------
Software - 0.3%
--------------------------------------
   Microsoft Corp. (b)                         1           60
--------------------------------------

--------------------------------------
Telecommunications - 3.2%
--------------------------------------
   AT&T Corp.                                 11          194
   Hughes Electronics Corp. (b)                6           93
   NTL Inc. (b)                                8            8
   SBC Communications Inc.                     3          106
   Verizon Communications Inc.                 5          220
--------------------------------------            ------------
                                                          621

--------------------------------------
Telecommunications Equipment - 0.1%
--------------------------------------
   Alcatel SA - ADR                            1           17
   Lucent Technologies Inc.                    1            8
--------------------------------------            ------------
                                                           25

--------------------------------------
Transportation - 0.4%
--------------------------------------
   Canadian National Railway Co.               1           58
   United Parcel Service Inc.                  -           16
--------------------------------------            ------------
                                                           74

--------------------------------------
Wireless Telecommunications - 0.9%
--------------------------------------
   AT&T Wireless Services Inc. (b)             2           27
   Motorola Inc.                              10          146
--------------------------------------            ------------
                                                          173
                                                  ------------
--------------------------------------
     Total Common Stocks
       (cost $8,941)                                    8,962
--------------------------------------            ------------

--------------------------------------
Corporate Bonds - 10.4%
--------------------------------------
Airlines - 0.5%
--------------------------------------
   US Airways Inc., 7.89%, 03/01/19   $       99          101
--------------------------------------

--------------------------------------
Asset Backed Securities - 1.2%
--------------------------------------
   LB Commercial Conduit Mortgage
      Trust, 6.78%, 04/15/09                 100          105
   Prime Credit Card Master Trust,
    6.70%, 10/15/09                          125          132
--------------------------------------            ------------
                                                          237

--------------------------------------
Auto Parts & Equipment - 0.3%
--------------------------------------
   Goodyear Tire & Rubber Co.,                50           51
    8.125%, 03/15/03
--------------------------------------

--------------------------------------
Banks - 1.3%
--------------------------------------
   Bank of America Corp., 7.40%,
      01/15/11                               125          134
   Standard Chartered Bank, 8.00%,
    05/30/31 (e)                             125          127
--------------------------------------            ------------
                                                          261

--------------------------------------
Commercial Services - 0.4%
--------------------------------------
   Cendant Corp., 7.75%, 12/01/03             75           76
--------------------------------------

--------------------------------------
Diversified Financial Services - 2.4%
--------------------------------------
   General Electric Capital Corp.,
    6.125%, 02/22/11                  $      125   $      127
   General Motors Acceptance Corp.,
    6.875%, 09/15/11                         125          122
   Household Finance Corp., 8.00%,
      07/15/10                               100          108
   Washington Mutual Financial
    Corp., 6.875%, 05/15/11                  125          129
--------------------------------------            ------------
                                                          486

--------------------------------------
Electric - 0.5%
--------------------------------------
   Dominion Fiber Ventures, 7.05%,           100          102
03/15/05 (e)
--------------------------------------

--------------------------------------
Food - 0.3%
--------------------------------------
   Safeway Inc., 7.25%, 02/01/31              50           53
--------------------------------------

--------------------------------------
Insurance - 0.2%
--------------------------------------
   Fremont General Corp., 7.70%,              50           41
      03/17/04
--------------------------------------


--------------------------------------
Media - 0.9%
--------------------------------------
   COX Communications Inc., 7.75%,
      11/01/10                                50           53
   Viacom Inc., 6.625%, 05/15/11             125          127
--------------------------------------            ------------
                                                          180

--------------------------------------
Oil & Gas Producers - 0.4%
--------------------------------------
   Devon Financing Corp., 6.875%,             75           73
   09/30/11 (e)
--------------------------------------

--------------------------------------
Pipelines - 0.5%
--------------------------------------
   Williams Cos. Inc., 6.75%,                100          101
01/15/06
--------------------------------------

----------------------------------------
Retail - 0.6%
--------------------------------------
   Wal-Mart Stores Inc., 7.55%,              100          115
      02/15/30
--------------------------------------

--------------------------------------
Telecommunications - 0.6%
--------------------------------------
   France Telecom, 7.20%, 03/01/06            75           80
   Qwest Capital Funding
    Inc., 7.00%,  08/03/09 (c)                50           48
--------------------------------------            ------------
                                                          128

--------------------------------------
Transportation - 0.3%
--------------------------------------
   CSX Corp., 7.95%, 05/01/27                 50           55
--------------------------------------            ------------

--------------------------------------
     Total Corporate Bonds
       (cost $2,042)                                    2,060
--------------------------------------            ------------


--------------------------------------
Preferred Stock - 1.7%
--------------------------------------
Media - 1.7%
--------------------------------------
   News Corp. Ltd. - ADR                      13          339
--------------------------------------            ------------

--------------------------------------
     Total Preferred Stock
       (cost $338)                                        339
--------------------------------------            ------------

--------------------------------------
Government Securities - 20.7%
--------------------------------------
U.S. Government Agencies - 13.2%
--------------------------------------
   Federal Home Loan Mortgage Corp.,
    6.25%, 07/15/04 (f)               $      200          212
   Federal National Mortgage
      Association
    6.25%, 02/01/11 (f)                      200          203
    7.00%, 07/01/15 (f)                       34           35
    6.50%, 07/01/28 (f)                      149          150
    7.00%, 02/01/29 (f)                       57           58
    8.00%, 08/01/30 (f)                      128          135
    7.50%, 02/01/31 (f)                       92           95
    6.00%, TBA  (c)                          170          166
    6.50%, TBA  (c)                        1,150        1,152
    7.00%, TBA  (c)                          240          245
    7.50%, TBA  (c)                          140          145
--------------------------------------            ------------
                                                        2,596


                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

U.S. Treasury Securities - 7.5%
--------------------------------------
   U.S. Treasury Bonds
    6.125%, 08/15/29 (f)              $      250   $      265
    6.25%, 05/15/30 (f)                       50           54
   U.S. Treasury Notes
    4.625%, 05/15/06 (f)                     750          760
    5.625%, 05/15/08 (f)                     100          105
    6.00%, 08/15/09 (f)                       10           11
    5.75%, 08/15/10 (f)                      200          210
    5.375%, 02/15/31 (f)                      75           74
--------------------------------------            ------------
                                                        1,479
                                                  ------------

--------------------------------------
    Total Government Securities
      (cost $4,017)                                     4,075
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 21.8%
--------------------------------------
Repurchase Agreements - 21.8%
--------------------------------------
   Repurchase Agreement with State
    Street Bank, 1.62% (Collaterized by
    $1,865 U.S. Treasury Note, 6.5%,
    due 11/15/26, market value $2,041)
    acquired on 12/31/01,
    due 01/02/02                           2,000        2,000

--------------------------------------
   Repurchase Agreement with UBS
    Warburg Paine Webber, 1.6%
    (Collaterized by $1,808 U.S.
    Treasury Note, 10.375%, due
    11/15/12, market value $2,341)
    acquired on 12/31/01,
    due 01/02/02                           2,295        2,295
--------------------------------------            ------------

--------------------------------------
    Total Short Term Investments
      (cost $4,295)                                     4,295
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $19,633)                                  $   19,731
--------------------------------------            ============


--------------------------------------------------------------
 Salomon Brothers/JNL Global Bond Series
--------------------------------------------------------------

--------------------------------------
Corporate Bonds - 35.8%
--------------------------------------
Advertising - 0.1%
--------------------------------------
   SITEL Corp., 9.25%, 03/15/06       $      125   $       96
--------------------------------------

--------------------------------------
Aerospace & Defense - 0.1%
--------------------------------------
   Sequa Corp., 9.00%, 08/01/09              150          142
--------------------------------------

--------------------------------------
Airlines - 0.5%
--------------------------------------
   US Airways Inc., 7.89%, 03/01/19          694          704
--------------------------------------

--------------------------------------
Asset Backed Securities - 7.3%
--------------------------------------
   Bayview Financial Acquisition
      Trust, 3.18%, 08/25/36               1,000          990
   Commercial Mortgage Asset Trust,
    7.35%, 08/17/13                        1,000        1,038
   ContiMortgage Home Equity Loan
      Trust, 7.00%, 12/25/29                 500          436
   Countrywide Mortgage Backed
      Securities Inc.,
      7.75%, 06/25/24                        538          556
   DLJ Commercial Mortgage Corp.
    8.67%, 05/10/23 - Interest only        4,227          139
    8.58%, 11/12/31 - Interest only        4,288          179
   DLJ Mortgage Acceptance Corp.,
    6.40%, 11/15/04 - Interest only (e)   24,500          810
   First Union Residential
      Securitization Trust,
      7.00%, 08/25/28                         94           92
   GE Capital Mortgage Services
      Inc., 6.75%, 10/25/28                  386          380
   Green Tree Financial Corp.,
      7.07%, 01/15/29                 $    1,398   $    1,457
   LB Commercial Conduit Mortgage
      Trust, 6.78%, 04/15/09               1,000        1,046
   Mid-State Trust, 7.34%, 07/01/35          619          631
   PNC Mortgage Securities Corp.
    6.75%, 05/25/28                          216          207
    6.84%, 05/25/28                          310          300
    6.73%, 07/25/28                          284          271
    6.77%, 03/25/29                          751          738
    6.90%, 04/25/29                          349          317
                                                  ------------
                                                        9,587
--------------------------------------
Auto Parts & Equipment - 0.9%
--------------------------------------
   Advanced Stores Co. Inc., 10.25%,
      04/15/08                               200          202
   Breed Technologies Inc., 9.25%,
      04/15/08 (i)                           250            -
   Collins & Aikman Products, 10.75%,
      12/31/11 (e)                           300          301
   Dura Operating Corp., 9.00%,
      05/01/09                               125          118
   Goodyear Tire & Rubber Co.,
      8.125%, 03/15/03                       600          611
--------------------------------------            ------------
                                                        1,232

--------------------------------------
Banks - 1.7%
--------------------------------------
   Bank of America Corp., 7.40%,
      01/15/11                               700          751
   Capital One Financial Corp.,
      7.25%, 05/01/06                        800          763
   Standard Chartered Bank, 8.00%,
    05/30/31 (e)                             750          763
--------------------------------------            ------------
                                                        2,277

--------------------------------------
Building Materials - 0.1%
--------------------------------------
   American Standard Inc., 7.375%,           100          101
      04/15/05
--------------------------------------

--------------------------------------
Chemicals - 1.0%
--------------------------------------
   Acetex Corp., 10.875%, 08/01/09 (e)       250          250
   Borden Chemical & Plastics, 9.50%,
      05/01/05 (i)                           140           12
   ISP Chemco Inc., 10.25%, 07/01/11         300          314
   Millennium America Inc., 9.25%,
      06/15/08                               200          204
   OM Group Inc., 9.25%, 12/15/11 (e)        300          306
   United Industries Corp., 9.875%,
      04/01/09                               250          235
--------------------------------------            ------------
                                                        1,321
--------------------------------------
Commercial Services - 1.0%
--------------------------------------
   Cendant Corp., 7.75%, 12/01/03            750          762
   Iron Mountain Inc.
    8.125%, 05/15/08                          75           75
    8.625%, 04/01/13                         200          208
   Mail-Well I Corp., 8.75%, 12/15/08        125           98
   World Color Press Inc., 8.375%,
      11/15/08                               125          126
--------------------------------------            ------------
                                                        1,269
--------------------------------------
Computers - 0.2%
--------------------------------------
   Unisys Corp.
    8.125%, 06/01/06                         175          174
    7.875%, 04/01/08                         100           97
--------------------------------------            ------------
                                                          271
--------------------------------------
Cosmetics & Personal Care - 0.6%
--------------------------------------
   American Safety Razor Co.,
      9.875%, 08/01/05                       125          122
   French Fragrances Inc., 10.375%,
      05/15/07                               125          119
   Playtex Products Inc., 9.375%,
      06/01/11                               300          317
   Revlon Consumer Products Corp.
    8.125%, 02/01/06                         100           68
    9.00%, 11/01/06                          100           69
--------------------------------------            ------------
                                                          695

--------------------------------------
Diversified Financial Services - 2.8%
--------------------------------------
   Airplanes Pass through
    Trust, 10.875%, 03/15/12                 247           79
   Contifinancial Corp. Liquidating
      Trust                                  218           20
   Delta Funding, 12.50%, 10/26/30           603          606
   DVI Inc., 9.875%, 02/01/04                150          150
   General Electric Capital
    Corp., 6.125%, 02/22/11                  700          711
   General Motors Acceptance
    Corp., 6.875%, 09/15/11                  750          735



                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

   Household Finance Corp., 8.00%,
      07/15/10                        $      575   $      619
   Washington Mutual Financial
    Corp, 6.875%, 05/15/11                   750          771
--------------------------------------            ------------
                                                        3,691

--------------------------------------
Electric - 1.0%
--------------------------------------
   AES Corp., 9.375%, 09/15/10                60           54
   Calpine Corp.
    8.75%, 07/15/07                          225          203
    8.50%, 02/15/11                           50           45
   CMS Energy, 9.875%, 10/15/07              275          292
   Dominion Fiber Ventures, 7.05%,
    03/15/05 (e)                             750          766
--------------------------------------            ------------
                                                        1,360

--------------------------------------
Electrical Components & Equipment -
0.0%
--------------------------------------
   Motors And Gears Inc., 10.75%,             75           65
   11/15/06
--------------------------------------

--------------------------------------
Entertainment - 0.3%
--------------------------------------
   Argosy Gaming Co., 10.75%,
      06/01/09                               200          220
   Mohegan Tribal Gaming
    Authority, 8.75%, 01/01/09               150          155
--------------------------------------            ------------
                                                          375
--------------------------------------
Environmental Control - 0.3%
--------------------------------------
   Allied Waste North America Inc.
    8.875%, 04/01/08                         100          103
    7.875%, 01/01/09                         250          245
    10.00%, 08/01/09                          25           26
   Safety-Kleen Services, 9.25%,
    06/01/08 (i)                             375            -
--------------------------------------            ------------
                                                          374

--------------------------------------
Food - 0.3%
--------------------------------------
   Fleming Cos. Inc., 10.625%, 07/31/07       15           14
   Pueblo Xtra International Inc.,
      9.50%, 08/01/03                         28            5
   Safeway Inc., 7.25%, 02/01/31             350          368
   Vlasic Foods International Inc.,
    10.25%, 07/01/09 (i)                      75           16
--------------------------------------            ------------
                                                          403
--------------------------------------
Forest Products & Paper - 0.3%
--------------------------------------
   Abitibi-Consolidated Inc., 8.55%,
      08/01/10                               125          132
   Appleton Papers Inc., 12.50%,
   12/15/08 (e)                              300          288
--------------------------------------            ------------
                                                          420
--------------------------------------
Healthcare - 1.1%
--------------------------------------
   Beverly Enterprises Inc., 9.625%,
      04/15/09                               125          131
   CONMED Corp., 9.00%, 03/15/08             125          128
   Davita Inc., 9.25%, 04/15/11              275          288
   HCA - The Healthcare Co.
    6.91%, 06/15/05                          125          128
    8.75%, 09/01/10                          200          216
   Iasis Healthcare Corp., 13.00%,
      10/15/09                               300          324
   Tenet Healthcare Corp., 8.125%,
      12/01/08                                50           53
   Triad Hospitals Inc., 8.75%,
      05/01/09                               225          235
--------------------------------------            ------------
                                                        1,503
--------------------------------------
Holding Companies - Diversified -
0.5%
--------------------------------------
   Jordan Industries, 10.375%,
      08/01/07                               125           63
   Nebco Evans Holding Co., (Step-Up
    Bond), 12.375%, 07/15/07 (d) (i)         350            -
   P&L Coal Holdings Corp., 9.625%,
      05/15/08                               250          268
   Yell Finance BV, 10.75%, 08/01/11         275          294
--------------------------------------            ------------
                                                          625

--------------------------------------
Home Furnishings - 0.1%
--------------------------------------
   Fedders North America Inc.,
    9.375%, 08/15/07                         100           73
   Windmere-Durable Holdings
    Inc., 10.00%, 07/31/08                   125          121
--------------------------------------            ------------
                                                          194
--------------------------------------
Household Products - 0.0%
--------------------------------------
   Indesco International Inc.,               250           18
      9.75%, 04/15/08 (i)
--------------------------------------


--------------------------------------
Insurance - 0.1%
--------------------------------------
   Fremont General Corp., 7.70%,      $      100   $       82
      03/17/04
--------------------------------------

--------------------------------------
Lodging - 1.3%
--------------------------------------
   Aztar Corp., 8.875%, 05/15/07             150          155
   Coast Hotels & Casino Inc.,
      9.50%, 04/01/09                        125          128
   Harrah's Operating Co. Inc.,
    7.875%, 12/15/05                         250          259
   HMH Properties, 7.875%, 08/01/08          325          300
   Horseshoe Gaming LLC, 9.375%,
      06/15/07                               250          265
   MGM Grand Inc., 9.75%, 06/01/07           275          288
   Park Place Entertainment Corp.
    7.875%, 12/15/05                         125          125
    8.875%, 09/15/08                         200          204
--------------------------------------            ------------
                                                        1,724

--------------------------------------
Manufacturing - 0.3%
--------------------------------------
   Applied Extrusion Technologies
    Inc., 10.75%, 07/01/11                    75           80
   Aqua Chemical Inc., 11.25%,
      07/01/08                                75           48
   DI Industries Inc., 8.75%,
      07/01/07                               125          122
   Foamex LP, 9.875%, 06/15/07                95           71
   Polymer Group Inc., 9.00%,
      07/01/07 (i)                           100           29
--------------------------------------            ------------
                                                          350
--------------------------------------
Media - 3.4%
--------------------------------------
   Adelphia Communications Corp.
    10.50%, 07/15/04                         100          100
    10.25%, 11/01/06                         150          153
    10.875%, 10/01/10                        325          332
   Charter Communications Holdings
    LLC
    11.125%, 01/15/11                        175          186
    (Step-Up Bond), 9.92%, 04/01/11 (d)      550          399
   COX Communications Inc., 7.75%,           730          780
      11/01/10
   CSC Holdings Inc.
    9.75%, 02/15/13                          125          133
    10.50%, 05/15/16                         275          298
   Echostar DBS Corp., 9.375%,
      02/01/09                               275          283
   Hollinger International
      Publishing Inc.,
    9.25%, 02/01/06                          165          164
   LIN Television Corp., 8.00%,
    01/15/08                                  50           50
   Mediacom Broadband LLC, 11.00%,
    07/15/13                                  50           55
   Mediacom LLC, 9.50%, 01/15/13             225          233
   Nextmedia Operating
    Inc., 10.75%, 07/01/11 (e)               125          129
   Radio One Inc., 8.875%, 07/01/11           75           77
   Rogers Cablesystems, 10.125%,
   09/01/12                                  175          186
   Rogers Communications Inc.,
    9.125%, 01/15/06                         100          101
   Spectrasite Holdings Inc.,
    12.00%, 07/15/08                          50           16
   United Pan-Europe Communications
    NV
    11.25%, 11/01/09                          60            8
    11.25%, 02/01/10                         115            9
   UnitedGlobalCom Inc., (Step-Up
    Bond), 10.75%, 02/15/08 (d)              585          170
   Viacom Inc., 6.625%, 05/15/11             445          452
   Young Broadcasting Inc., 8.50%,
      12/15/08 (e)                           150          151
--------------------------------------            ------------
                                                         4,465
--------------------------------------
Mining - 0.2%
--------------------------------------
   Compass Minerals Group Inc., 10.00%,      200          208
      08/15/11 (e)
--------------------------------------

--------------------------------------
Office & Business Equipment - 0.2%
--------------------------------------
   Xerox Capital (Europe) Plc,               300          295
   5.75%, 05/15/02
--------------------------------------

--------------------------------------
Oil & Gas Producers - 2.0%
--------------------------------------
   Continental Resources Inc.,
      10.25%, 08/01/08                       250          214
   Devon Financing Corp., 6.875%,
      09/30/11 (e)                         1,000          978
   Forest Oil Corp., 8.00%, 06/15/08         100          101


                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

   Nuevo Energy Co., 9.375%,
      10/01/10                        $       25  $        22
   Ocean Energy Inc., 8.875%,
      07/15/07                               125          131
   PennzEnergy Co., 10.25%, 11/01/05         250          284
   Pioneer Natural Resources,
      9.625%, 04/01/10                       125          137
   Plains Resources Inc., 10.25%,
      03/15/06                               125          126
   Pride Petroleum Services
    Inc., 9.375%, 05/01/07                   175          184
   Stone Energy Corp., 8.25%,
      12/15/11 (e)                           300          304
   Westport Resources Corp., 8.25%,
    11/01/11 (e)                              75           76
--------------------------------------            ------------
                                                        2,557
--------------------------------------
Oil & Gas Services - 0.1%
--------------------------------------
   Key Energy Services Inc., 14.00%,         117          135
      01/15/09
--------------------------------------

--------------------------------------
Packaging & Containers - 0.3%
--------------------------------------
   Radnor Holdings Corp.
--------------------------------------
    10.00%, 12/01/03                         150          108
   Riverwood International Co.,
    10.625%, 08/01/07                        225          236
--------------------------------------            ------------
                                                          344

--------------------------------------
Pharmaceuticals - 0.2%
--------------------------------------
   AdvancePCS, 8.50%, 04/01/08               225          234
--------------------------------------

--------------------------------------
Pipelines - 0.7%
--------------------------------------
   Western Gas Resources Inc.,
      10.00%, 06/15/09                       175          186
   Williams Cos. Inc., 6.75%,
     01/15/06                                750          758
--------------------------------------            ------------
                                                          944
--------------------------------------
Real Estate - 0.2%
--------------------------------------
   Felcor Lodging LP, 9.50%, 09/15/08        125          125
   Meristar Hospitality Corp.,
      8.75%, 08/15/07                        125          105
--------------------------------------            ------------
                                                          230

--------------------------------------
Retail - 1.2%
--------------------------------------
   Cole National Group Inc., 8.625%,
      08/15/07                               200          184
   Duane Reade Inc., 9.25%, 02/15/08         100          101
   Finlay Fine Jewelry Corp.,
      8.375%, 05/01/08                       175          157
   Guitar Center Inc., 11.00%,
      07/01/06                               250          248
   Petco Animal Supplies Inc., 10.75%,
      11/01/11 (e)                           150          152
   R.H. Donnelly Inc., 9.125%,
      06/01/08                               150          155
   Saks Inc., 9.875%, 10/01/11 (e)           175          164
   Wal-Mart Stores Inc., 7.55%,
      02/15/30                               350          402
--------------------------------------            ------------
                                                        1,563
--------------------------------------
Savings & Loans - 0.1%
--------------------------------------
   Sovereign Bancorp., 10.50%,               125          134
      11/15/06
--------------------------------------

--------------------------------------
Telecommunications - 2.2%
--------------------------------------
   AT&T Canada Inc., (Step-Up
    Bond), 9.95%, 06/15/08 (d)               250          126
   Diamond Cable Communications Plc
    11.75%, 12/15/05                         175           46
    (Step-Up Bond), 10.75%, 02/15/07(d)      125           30
   Dobson Communications
    Corp., 10.875%, 07/01/10                  50           52
   Echostar DBS Corp., 9.125%,
      01/15/09 (e)                           225          226
   France Telecom, 7.20%, 03/01/06           750          796
   Global Crossing Holding Ltd.
    8.70%, 08/01/07                          260           22
    9.625%, 05/15/08                         120           14
    9.50%, 11/15/09                           75            8
   Insight Midwest LP, 9.75%,
      10/01/09                               125          132
   Insight Midwest LP/Insight
    Capital Inc.,
    10.50%, 11/01/10                         175          188
   Nextlink Communications
    Inc., 10.75%, 06/01/09                   375           47
   NTL Communications Corp., 11.50%,
    10/01/08                                  70           25
   NTL Inc.
    12.75%, 04/15/05                          40           14
    11.50%, 02/01/06                         160           56
    10.00%, 02/15/07                  $      275   $       94
   Qwest Capital Funding Inc.,
    7.00%, 08/03/09 (e)                      750          728
   Telewest Communications
    Plc, 11.00%, 10/01/07                    380          274
--------------------------------------            ------------
                                                        2,878

--------------------------------------
Tobacco - 0.1%
--------------------------------------
   North Atlantic Trading Co.,               125          112
      11.00%, 06/15/04
--------------------------------------

--------------------------------------
Transportation - 1.0%
----------------------------------------
   CSX Corp., 7.95%, 05/01/27                750          827
   Holt Group, 9.75%, 01/15/06 (i)           200            6
   Stena AB, 8.75%, 06/15/07                 125          114
   Teekay Shipping Corp.
    8.32%, 02/01/08                          125          129
    8.875%, 07/15/11 (e)                     175          179
--------------------------------------            ------------
                                                        1,255

--------------------------------------
Water - 0.2%
--------------------------------------
   Azurix Corp.
    10.375%, 02/15/07                        225          158
    10.75%, 02/15/10                         175          123
--------------------------------------            ------------
                                                          281
--------------------------------------
Wireless Telecommunications - 1.9%
--------------------------------------
   American Cellular Corp., 9.50%,
      10/15/09                               185          179
   American Tower Corp., 9.375%,
      02/01/09                               350          282
   AT&T Wireless Services Inc.,
      7.875%, 03/01/11                       225          241
   Crown Castle International Corp.
    9.375%, 08/01/11                          15           14
    10.75%, 08/01/11                         275          269
   Nextel Communications Inc.
    (Step-Up Bond), 9.75%, 10/31/07 (d)      365          261
    9.375%, 11/15/09                         415          328
   Price Communications Wireless
    Inc., 11.75%, 07/15/07                   275          300
   Rogers Cantel Inc., 8.80%,
      10/01/07                               125          121
   SBA Communications Corp., 10.25%,
    02/01/09                                 225          192
   Spectrasite Holdings Inc.
    (Step-Up Bond), 12.875%,
        03/15/10 (d)                          50           12
    10.75%, 03/15/10                         130           64
   TeleCorp PCS Inc., 10.625%,
      07/15/10                                50           58
   Triton PCS Inc.
    (Step-Up Bond), 11.00%, 05/01/08 (d)      75           68
    8.75%, 11/15/11 (e)                      125          125
--------------------------------------            ------------
                                                        2,514
                                                  ------------
--------------------------------------
     Total Corporate Bonds
       (cost $49,952)                                  47,028
--------------------------------------            ------------

--------------------------------------
Preferred Stock - 0.1%
--------------------------------------
Media - 0.1%
--------------------------------------
   Cablevision Systems Corp.,
   11.125%, 04/01/08                           2          169
--------------------------------------            ------------

--------------------------------------
     Total Preferred Stock
       (cost $171)                                        169
--------------------------------------            ------------

--------------------------------------
Government Securities - 50.2%
--------------------------------------
Sovereign - 18.0%
--------------------------------------
   Government of Jamaica, 12.75%,
      09/01/07                               100          109
   Kingdom of Morocco, 6.84%,
      01/01/09                             1,114          989
   National Republic of Bulgaria
    6.50%, 07/28/11                          223          195
    3.00%, 07/28/12 (h)                    1,200        1,083
   Republic of Algeria, 6.375%,
   03/04/10                                  654          562
   Republic of Argentina, 7.00%,
   12/19/08 (g) (h) (i)                       50           14
   Republic of Brazil , 11.00%,
      08/17/40                             6,075        4,678
   Republic of Columbia
    11.75%, 02/25/20 (b)                     650          647


                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

    8.375%, 02/15/27                  $      100   $       72
   Republic of Ecuador
    12.00%, 11/15/12 (e)                       4            3
    4.00%, 08/15/30 (h)                    2,200        1,040
   Republic of Ivory Coast, 2.00%,
      03/29/18 (h) (i)                       300           44
   Republic of Panama, 4.50%,                915          811
      07/17/14 (h)
   Republic of Peru
    4.00%, 03/07/17 (g)                      425          298
    4.50%, 03/07/17 (h)                      650          499
   Republic of Philippines, 9.875%,
      01/15/19                               480          457
   Republic of Poland, 6.00%,
      10/27/14 (g) (h)                       584          580
   Republic of Turkey, 11.875%,
      01/15/30                               640          618
   Republic of Venezuela
    7.00%, 12/18/07 (g)                    1,286          909
    13.625%, 08/15/18                        100           85
    6.75%, 03/31/20                          750          537
   Russian Federation
    8.25%, 03/31/10                        1,500        1,305
    8.25%, 03/31/10 (e)                        3            2
    5.00%, 03/31/30 (h)                    5,795        3,365
   United Mexican States
    8.375%, 01/14/11                       3,825        3,968
    11.375%, 09/15/16                        125          154
    6.25%, 12/31/19                          700          654
--------------------------------------            ------------
                                                       23,675

--------------------------------------
U.S. Government Agencies - 15.6%
--------------------------------------
   Federal Home Loan Mortgage Corp.
    10.00%, 05/15/20                           9           10
    50.78%, 06/15/21 - Interest Only           -            8
   Federal National Mortgage
      Association
    7.372%, 01/17/13 (g)                   1,784        1,899
    13.00%, 11/15/15                           3            4
    10.40%, 04/25/19                          18           20
    6.50%, 02/01/26                          155          156
    7.50%, 08/01/29                          150          155
    8.00%, 08/01/29                           29           30
    8.00%, 08/01/29                          227          238
    7.50%, 09/01/29                          403          417
    7.50%, 09/01/29                          116          120
    7.50%, 09/01/29                          110          114
    7.50%, 03/01/30                          141          146
    7.50%, 04/01/30                           79           81
    8.00%, 04/01/30                           99          104
    7.50%, 05/01/30                          126          130
    7.50%, 05/01/30                           85           88
    7.50%, 06/01/30                          258          266
    7.50%, 06/01/30                          311          321
    7.50%, 07/01/30                          307          317
    7.50%, 07/01/30                          151          156
    8.00%, 07/01/30                           21           22
    7.50%, 08/01/30                          105          109
    7.50%, 08/01/30                          156          161
    8.00%, 08/01/30                          162          170
    7.50%, 09/01/30                          124          128
    8.00%, 10/01/30                          737          773
    7.50%, 11/01/30                          140          145
    7.50%, 12/01/30                          173          178
    7.50%, 01/01/31                          339          350
    7.50%, 01/01/31                          119          122
    7.50%, 01/01/31                          111          115
    8.00%, 01/01/31                          197          207
    8.00%, 01/01/31                          401          421
    7.50%, 02/01/31                          151          155
    7.50%, 02/01/31                   $      360   $      372
    7.50%, 02/01/31                          920          950
    8.00%, 02/01/31                          167          175
    7.50%, 03/01/31                          352          364
    7.50%, 03/01/31                          370          382
    6.76%, 02/25/35 - Interest Only        1,997          100
    8.41%, 06/25/38 - Interest Only        5,765          285
    6.00%, TBA (c)                         3,000        2,938
    7.00%, TBA (c)                         7,000        7,140
--------------------------------------            ------------
                                                       20,542

--------------------------------------
U.S. Treasury Securities - 16.6%
--------------------------------------
   U.S. Treasury Bonds
    6.125%, 11/15/27                         100          105
    5.50%, 08/15/28                           70           68
    5.25%, 11/15/28                        1,500        1,405
    5.25%, 02/15/29                          500          469
    6.125%, 08/15/29                       1,500        1,592
    6.25%, 05/15/30                        3,500        3,791
   U.S. Treasury Notes
    5.125%, 12/31/02 (l)                   1,500        1,545
    5.875%, 11/15/04                         650          688
    5.75%, 11/15/05                        8,800        9,297
    4.625%, 05/15/06                       2,000        2,028
    5.375%, 02/15/31                         750          739
--------------------------------------            ------------
                                                       21,727
                                                  ------------
--------------------------------------
     Total Government Securities
       (cost $64,534)                                  65,947
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 13.9%
--------------------------------------
Commercial Paper - 10.7%
--------------------------------------
   Ford Motor Credit Co., 2.55%,
      01/14/02 (f)                         5,750        5,745
   Grand Funding II, 2.45%, 01/14/02 (f)   2,585        2,583
   Mermaid Funding, 2.45%, 01/14/02 (f)    5,750        5,745
--------------------------------------            ------------
                                                       14,073

--------------------------------------
Repurchase Agreement - 3.2%
--------------------------------------
   Repurchase agreement with State
      Street Bank,1.62%, (Collaterized
      by $3,815 U.S. Treasury Note,
      6.625%, due 02/15/27,
      market value $4,301), acquired on
      12/31/01, due 01/02/02               4,215        4,215
--------------------------------------            ------------


--------------------------------------
     Total Short Term Investments
       (cost $18,288)                                  18,288
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $133,098)                                 $  131,432
--------------------------------------            ============

--------------------------------------------------------------
Forward Currency Contracts, Open at December 31, 2001:
--------------------------------------------------------------
  Currency    Settlement   Notional    Currency   Unrealized
Purchased/Sold   Date       Amount       Value    Gain (Loss)
------------------------------------------------- ------------
   DKK/USD     01/31/02       118USD  $       14   $        -
   EUR/USD     01/31/02       818USD         727            -
   EUR/PLN     01/31/02    (1,000PLN        (253)         (21)
   PLN/USD     01/31/02     1,129USD         285           10
   USD/DKK     01/31/02      (118DKK         (14)           -
   USD/EUR     01/31/02    (1,080EUR        (960)           7
   USD/PLN     01/31/02      (129PLN         (32)          (2)
                                     ------------ ------------
     Total                            $     (233)  $       (6)
                                     ============ ============


                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

--------------------------------------------------------------
Schedule of Futures Contracts, December 31, 2001:
--------------------------------------------------------------
  Notional                                        Unrealized
   Amount                                         Depreciation
--------------                                    ------------
  $(5,400)      U.S. Treasury Bond Future,         $      (83)
                20-Year, 6.00%, Expiration
                March 2002
--------------                                    ============

--------------------------------------------------------------
Summary of Investments by Country, December 31, 2001:
--------------------------------------------------------------
   Country                              % of        Market
                                     Investment      Value
------------------------------------------------- ------------
  Algeria                                  0.4 %  $      562
  Argentina                                0.0            13
  Bahamas                                  0.1           179
  Bermuda                                  0.0            37
  Brazil                                   3.6         4,678
  Bulgaria                                 1.0         1,278
  Canada                                   0.6           815
  Columbia                                 0.5           719
  Ecuador                                  0.8         1,043
  France                                   0.6           796
  Jamaica                                  0.1           109
  Liberia                                  0.0           129
  Mexico                                   3.6         4,776
  Morocco                                  0.8           989
  Netherlands                              0.0             8
  Panama                                   0.6           811
  Peru                                     0.6           796
  Philippines                              0.4           457
  Poland                                   0.4           580
  Russia                                   3.6         4,672
  Sweden                                   0.1           114
  Turkey                                   0.5           618
  United Kingdom                           1.1         1,407
  United States                           79.4       104,315
  Venezuela                                1.2         1,531
------------------------------------------------- ------------
     Total                               100.0 %   $ 131,432
                                     ============ ============


--------------------------------------------------------------
 Salomon Brothers/JNL High Yield Bond Series
--------------------------------------------------------------

--------------------------------------
Corporate Bonds - 94.5%
--------------------------------------
Advertising - 0.8%
   Lamar Media Corp., 9.625%,
      12/01/06                        $       50   $       52
   SITEL Corp., 9.25%, 03/15/06              150          116
--------------------------------------            ------------
                                                          168

--------------------------------------
Aerospace & Defense - 1.0%
--------------------------------------
   Alliant Techsystems Inc., 8.50%,
      05/15/11 (e)                            75           78
   Sequa Corp., 9.00%, 08/01/09              125          118
   Stellex Industries Inc., 9.50%,
      11/01/07 (i)                           125            3
--------------------------------------            ------------
                                                          199
--------------------------------------
Agriculture - 1.0%
--------------------------------------
   Hines Horticulture Inc., 11.75%,
    10/15/05                                  75           75
   Scotts Co., 8.625%, 01/15/09              125          128
--------------------------------------            ------------
                                                          203
--------------------------------------
Auto Parts & Equipment - 2.6%
--------------------------------------
   Advanced Stores Co. Inc., 10.25%,
    04/15/08                                 100          102
   Breed Technologies Inc., 9.25%,
    04/15/08 (i)                             100            -
   Collins & Aikman Products, 10.75%,
    12/31/11 (e)                             200          200
   CSK Auto Inc., 12.00%, 06/15/06 (e)       150          151
   Dura Operating Corp., 9.00%,
    05/01/09                                  75           71
--------------------------------------            ------------
                                                          524

--------------------------------------
Beverages - 0.6%
--------------------------------------
   Canadaigua Wine, 8.75%, 12/15/03          125          125
--------------------------------------


----------------------------------------
Chemicals - 4.0%
----------------------------------------
   Borden Chemical & Plastics,
    9.50%, 05/01/05 (i)              $        85   $        8
   ISP Chemco Inc., 10.25%, 07/01/11         125          131
   Millennium America Inc., 9.25%,
    06/15/08                                 140          142
   Noveon Inc., 11.00%, 02/28/11             125          131
   OM Group Inc., 9.25%, 12/15/11 (e)        200          204
   PCI Chemicals Canada Inc., 9.25%,
   10/15/07 (i)                              125           52
   United Industries Corp., 9.875%,
    04/01/09                                 125          118
--------------------------------------            ------------
                                                          786
--------------------------------------
Commercial Services - 2.2%
--------------------------------------
   Comforce Operating Inc., 12.00%,
    12/01/07                                 100           74
   Iron Mountain Inc.
    8.125%, 05/15/08                          50           51
    8.75%, 09/30/09                          125          128
   Mail-Well I Corp., 8.75%, 12/15/08         50           39
   World Color Press Inc., 8.375%,
      11/15/08                               150          151
--------------------------------------            ------------
                                                          443

--------------------------------------
Computers - 1.0%
--------------------------------------
   Unisys Corp.,
    8.125%, 06/01/06                         150          149
    7.875%, 04/01/08                          50           49
--------------------------------------            ------------
                                                          198

--------------------------------------
Cosmetics & Personal Care - 2.3%
--------------------------------------
   French Fragrances Inc., 10.375%,
    05/15/07                                 125          119
   Playtex Products Inc., 9.375%,
    06/01/11                                 200          211
   Revlon Consumer Products Corp.
    8.125%, 02/01/06                          25           17
    9.00%, 11/01/06                          150          103
--------------------------------------            ------------
                                                          450
--------------------------------------
Diversified Financial Services - 0.7%
--------------------------------------
   Airplanes Pass Through Trust,
    10.875%, 03/15/12                        123           40
   Contifinancial Corp. Liquidating
      Trust                                  109            9
   DVI Inc., 9.875%, 02/01/04                100          100
--------------------------------------            ------------
                                                          149

--------------------------------------
Electric - 2.8%
--------------------------------------
   AES Corp., 9.375%, 09/15/10                25           22
   BRL Universal Equipment, 8.875%,
      02/15/08                               150          156
   Capline Corp.
    8.75%, 07/15/07                          125          113
    8.625%, 08/15/10                          75           68
   CMS Energy Corp., 9.875%, 10/15/07        175          186
--------------------------------------            ------------
                                                          545

--------------------------------------
Electrical Components & Equipment -
    0.7%
--------------------------------------
   Motors and Gears Inc., 10.75%,            150          131
      11/15/06
--------------------------------------


--------------------------------------
Entertainment - 2.2%
--------------------------------------
   Argosy Gaming Co., 10.75%,
    06/01/09                                 150          164
   Horseshoe Gaming Holding
    Corp., 8.625%, 05/15/09                  150          155
   Mohegan Tribal Gaming
    Authority, 8.75%, 01/01/09               100          104
--------------------------------------            ------------
                                                          423

--------------------------------------
Environmental Control - 1.3%
--------------------------------------
   Allied Waste North
    America,
    7.875%, 01/01/09                         175          172
    8.875%, 04/01/08                          75           77
   Safety-Kleen Services, 9.25%,
    06/01/08 (i)                             125            -
--------------------------------------            ------------
                                                          249

                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

Food - 1.6%
--------------------------------------
   Fleming Cos. Inc., 10.125%,
    04/01/08                          $      150   $      152
   Premier International Foods
    Plc, 12.00%, 09/01/09                     75           78
   Smithfield Foods Inc., 8.00%,
    10/15/09 (e)                              75           77
   Vlasic Foods International
    Inc., 10.25%, 07/01/09 (i)                75           16
--------------------------------------            ------------
                                                          323
--------------------------------------
Forest Products & Paper - 1.6%
--------------------------------------
   Appleton Papers Inc., 12.50%,
    12/15/08 (e)                             200          192
   Tembec Industries Inc., 8.625%,
    06/30/09                                 125          130
--------------------------------------            ------------
                                                          322

--------------------------------------
Healthcare - 6.9%
--------------------------------------
   Beverly Enterprises Inc., 9.625%,
    04/15/09                                 175          184
   CONMED Corp., 9.00%, 03/15/08             200          204
   Dynacare Inc., 10.75%, 01/15/06           100          104
   HCA - The Healthcare Co.
    6.91%, 06/15/05                          125          128
    8.75%, 09/01/10                          125          135
   Iasis Healthcare Corp., 13.00%,
      10/15/09                               175          189
   Insight Health Services
    Corp., 9.875%, 11/01/11 (e)               75           78
   Tenet Healthcare Corp., 8.125%,
      12/01/08                                50           53
   Triad Hospitals Inc., 8.75%,
      05/01/09                               175          182
   Vicar Operating Inc., 9.875%,
      12/01/09 (e)                           100          102
--------------------------------------            ------------
                                                        1,359
--------------------------------------
Holding Companies - Diversified -
2.0%
--------------------------------------
   Jordan Industries, 10.375%,
      08/01/07                               125           63
   P&L Coal Holdings Corp.
    8.75%, 05/15/08                           18           19
    9.625%, 05/15/08                         125          134
   Yell Finance BV, 10.75%, 08/01/11         175          187
--------------------------------------            ------------
                                                          403

--------------------------------------
Home Furnishings - 1.0%
--------------------------------------
   Fedders North America Inc.,
    9.375%, 08/15/07                          75           55
   Mattress Discounters Corp.,
    12.625%, 07/15/07                        100           20
   Windmere-Durable Holdings
    Inc., 10.00%, 07/31/08                   125          121
--------------------------------------            ------------
                                                          196

--------------------------------------
Household Products - 0.0%
----------------------------------------
   Indesco International Inc., 9.75%,        125            9
      04/15/08 (i)
--------------------------------------

--------------------------------------
Internet - 0.4%
--------------------------------------
   i2 Technologies Inc., 5.25%,
      12/15/06 (j)                           100           75
--------------------------------------

--------------------------------------
Lodging - 5.4%
--------------------------------------
   Aztar Corp., 8.875%, 05/15/07             100          103
   Coast Hotels & Casino Inc.,
    9.50%, 04/01/09                          125          128
   Harrah's Operating Co. Inc.,
    7.875%, 12/15/05                         200          208
   HMH Properties
    7.875%, 08/01/05                          75           71
    7.875%, 08/01/08                         125          115
   MGM Grand Inc., 9.75%, 06/01/07           175          183
   Park Place Entertainment
    9.375%, 02/15/07                         100          105
    8.875%, 09/15/08                         125          127
   Station Casinos Inc., 8.375%,
      02/15/08                                25           25
--------------------------------------            ------------
                                                        1,065

--------------------------------------
Manufacturing - 1.0%
--------------------------------------
   Applied Extrusion Technologies
    Inc., 10.75%, 07/01/11                    75           80
   Aqua Chemical Inc., 11.25%,
      07/01/08                                50           32
   Foamex LP, 9.875%, 06/15/07                65           49
   Polymer Group Inc., 9.00%,
      07/01/07                               125           36
--------------------------------------            ------------
                                                          197
--------------------------------------
Media - 12.5%
--------------------------------------
   Adelphia Communications Corp.
    9.50%, 02/15/04                   $       17   $       17
    10.50%, 07/15/04                          75           75
    10.25%, 11/01/06                         125          128
    10.875%, 10/01/10                         25           26
   Century Communications Corp.,
    8.375, 12/15/07                          125          115
   Charter Communications Holdings
    LLC
    8.625%, 04/01/09                         200          192
    10.25%, 01/15/10                          50           51
    11.125%, 01/15/11                        100          106
    (Step-Up Bond), 9.92%, 04/01/11 (d)       75           54
   CSC Holdings Inc.
    9.75%, 02/15/13                          100          106
    10.50%, 05/15/16                          50           54
    7.625%, 07/15/18                         125          118
    9.875%, 04/01/23                          75           80
   Echostar DBS Corp., 9.375%,
    02/01/09                                 200          206
   FrontierVision Holdings LP,
    11.00%, 10/15/06                          50           52
   Hollinger International
    Publishing Inc.
    9.25%, 02/01/06                           45           45
    9.25%, 03/15/07                           95           94
   LIN Television Corp., 8.00%,
    01/15/08                                 175          176
   Mediacom LLC, 9.50%, 01/15/13             175          182
   Nextmedia Operating Inc., 10.75%,
    07/01/11 (e)                              75           77
   Radio One Inc., 8.875%, 07/01/11           75           77
   Rogers Communications Inc.
    9.125%, 02/01/06                          50           51
    8.75%, 07/18/07                          125          127
   Spectrasite Holdings Inc.,
    12.00%, 07/15/08                          80           25
   United Pan-Europe Communications
    NV
    11.25%, 11/01/09                          35            5
    11.25%, 02/01/10                          65            5
   UnitedGlobalCom Inc., (Step-Up
    Bond), 10.75%, 02/15/08 (d)              430          125
   Young Broadcasting Inc., 8.50%,
      12/15/08 (e)                           100          101
--------------------------------------            ------------
                                                        2,470

--------------------------------------
Mining - 1.3%
--------------------------------------
   AEI Resources Inc., 10.50%,
    12/15/05 (e) (i)                         125           66
   Compass Minerals Group
    Inc., 10.00%, 08/15/11 (e)               175          182
--------------------------------------            ------------
                                                          248
--------------------------------------
Office & Business Equipment - 1.0%
--------------------------------------
   Xerox Capital (Europe) Plc,
   5.75%, 05/15/02                           200          197
--------------------------------------

--------------------------------------
Oil & Gas Producers - 6.2%
--------------------------------------
   Nuevo Energy Co., 9.375%, 10/01/10         25           23
   Ocean Energy Inc., 8.875%, 07/15/07       145          152
   PennzEnergy Co., 10.25%, 11/01/05         125          142
   Pioneer Natural Resources,
    9.625%, 04/01/10                         125          137
   Plains Resources Inc., 10.25%,
    03/15/06                                 125          126
   Pride Petroleum Services
    Inc., 9.375%, 05/01/07                   100          105
   R&B Falcon Corp., 9.50%, 12/15/08         125          141
   Stone Energy Corp., 8.25%,
    12/15/11 (e)                             200          203
   Vintage Petroleum Inc., 8.625%,
    02/01/09                                 125          127
   Westport Resources Corp., 8.25%,
    11/01/11 (e)                              75           76
--------------------------------------            ------------
                                                        1,232
--------------------------------------
Oil & Gas Services - 0.8%
--------------------------------------
   Key Energy Services Inc., 14.00%,         139          160
    01/15/09
--------------------------------------

--------------------------------------
Packaging & Containers - 1.9%
--------------------------------------
   Plastipak Holdings Inc., 10.75%,
      09/01/11 (e)                           125          131



                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------


   Radnor Holdings Corp., 10.00%,
    12/01/03                          $       75   $       54
   Riverwood International
    Corp., 10.625%, 08/01/07                 175          184
--------------------------------------            ------------
                                                          369

--------------------------------------
Pharmaceuticals - 0.9%
--------------------------------------
   AdvancePCS, 8.50%, 04/01/08               175          182
--------------------------------------

--------------------------------------
Pipelines - 0.8%
--------------------------------------
   Western Gas Resources Inc.,
    10.00%, 06/15/09                         150          159
--------------------------------------

--------------------------------------
Real Estate - 1.5%
--------------------------------------
   Felcor Lodging LP, 9.50%, 09/15/08        150          150
   Meristar Hospitality Corp.,
    8.75%, 08/15/07                          175          147
--------------------------------------            ------------
                                                          297
--------------------------------------
Retail - 6.5%
--------------------------------------
   Advance Stores Co. Inc., 10.25%,
    04/15/08 (e)                              75           76
   Cole National Group Inc.
    9.875%, 12/31/06                          50           49
    8.625%, 08/15/07                         125          116
   Duane Reade Inc., 9.25%, 02/15/08         125          126
   Finlay Fine Jewelry Corp.,
    8.375%, 05/01/08                         150          134
   Guitar Center Inc., 11.00%,
    07/01/06                                 125          124
   Home Interiors & Gifts Inc.,
    10.125%, 06/01/08                        125           95
   Leslie's Poolmart, 10.375%,
    07/15/04                                 125          114
   Petco Animal Supplies Inc., 10.75%,
    11/01/11 (e)                             100          102
   R.H. Donnelly Inc., 9.125%,
    06/01/08                                 175          180
   Saks Inc., 9.875%, 10/01/11 (e)           175          164
--------------------------------------            ------------
                                                        1,280
--------------------------------------
Savings & Loans - 0.7%
--------------------------------------
   Sovereign Bancorp., 10.50%,
      11/15/06                               125          134
--------------------------------------

--------------------------------------
Shipbuilding - 0.7%
--------------------------------------
   Newport News Shipbuilding, 9.25%,
      12/01/06                               125          131
--------------------------------------

--------------------------------------
Telecommunications - 4.3%
--------------------------------------
   Dobson Communications
    Corp., 10.875%, 07/01/10                  50           52
   Echostar DBS Corp., 9.125%,
    01/15/09 (e)                             150          150
   Frontier Corp., 6.00%, 10/15/03           175           27
   Global Crossing Holding Ltd.,
    9.625%, 05/15/08                         110           12
   Insight Midwest LP, 9.75%,
    10/01/09                                 125          132
   Insight Midwest LP/Insight
    Capital Inc., 10.50%,
    11/01/10                                  65           70
   Nextlink Communications
    Inc., 10.75%, 06/01/09 (i)               250           31
   NTL Communications Corp.
    (Step-Up Bond), 12.375%, 10/01/08 (d)    100           25
    11.50%, 10/01/08                          45           16
   NTL Inc.
    12.75%, 04/15/05                          25            9
    11.50%, 02/01/06                         260           91
    10.00%, 02/15/07                         125           43
   Telewest Communications Plc,
    11.00%, 10/01/07                         180          130
    (Step-Up Bond), 9.25%, 04/15/09 (d)      125           55
--------------------------------------            ------------
                                                          843
--------------------------------------
Textiles - 0.0%
--------------------------------------
   Pillowtex Corp., 9.00%, 12/15/07 (i)       75            -
--------------------------------------

--------------------------------------
Tobacco - 0.8%
--------------------------------------
   Dimon Inc., 9.625%, 10/15/11 (e)           50           52
   North Atlantic Trading Co.,
    11.00%, 06/15/04                         125          112
--------------------------------------            ------------
                                                          164

--------------------------------------
Transportation - 1.3%
--------------------------------------
   Enterprises Shipholding
    Corp., 8.875%, 05/01/08 (i)      $       125   $       44
   Holt Group, 9.75%, 01/15/06 (i)           125            4
   Teekay Shipping Corp.
    8.32%, 02/01/08                          125          128
    8.875%, 07/15/11 (e)                      75           77
--------------------------------------            ------------
                                                          253
--------------------------------------
Water - 0.9%
--------------------------------------
   Azurix Corp.
    10.375%, 02/15/07                        175          123
    10.75%, 02/15/10                          75           52
--------------------------------------            ------------
                                                          175

--------------------------------------
Wireless Telecommunications - 9.3%
--------------------------------------
   American Cellular Corp., 9.50%,
    10/15/09                                 135          131
   American Tower Corp., 9.375%,
    02/01/09                                 250          201
   AT&T Wireless Services Inc.,
    7.875%, 03/01/11                         200          214
   Crown Castle International Corp.
    9.375%, 08/01/11                         175          161
    10.75%, 08/01/11                          50           48
   Nextel Communications Inc.
    (Step-Up Bond), 9.75%, 10/31/07 (d)      200          142
    9.375%, 11/15/09                         450          356
   Price Communications Wireless
    Inc., 11.75%, 07/15/07                   175          191
   Rogers Cantel Inc., 8.80%,
    10/01/07                                 100           97
   SBA Communications Corp., 10.25%,
    02/01/09                                 150          128
   Spectrasite Holdings Inc.,
    (Step-Up Bond), 12.875%,
     03/15/10 (d)                             50           12
    10.75%, 03/15/10                          50           25
   TeleCorp PCS Inc., 10.625%,
    07/15/10                                  25           29
   Triton PCS Inc., 8.75%, 11/15/11
    (e)                                      100          100
--------------------------------------            ------------
                                                        1,835
                                                  ------------
--------------------------------------
     Total Corporate Bonds
       (cost $20,793)                                  18,671
--------------------------------------            ------------

--------------------------------------
Preferred Stocks - 0.6%
--------------------------------------
Media - 0.2%
--------------------------------------
   Cablevision Systems Corp.,                  -           42
   11.125%, 04/01/08
--------------------------------------

--------------------------------------
Wireless Telecommunications - 0.4%
--------------------------------------
    Rural Cellular Corp., 12.25%               -           76
--------------------------------------            ------------

--------------------------------------
     Total Preferred Stocks
       (cost $113)                                        118
--------------------------------------            ------------

--------------------------------------
Short Term Investment - 4.9%
--------------------------------------
Repurchase Agreement - 4.9%
--------------------------------------
   Repurchase Agreement with State
    Street Bank, 1.62% (Collaterized
    by $885 U.S. Treasury Note, 6.625%,
    due 02/15/27, market value $998),
    acquired on
    12/31/01, due 01/02/02           $       974          974
--------------------------------------            ------------

--------------------------------------
      Total Short Term Investment
             (cost $974)                                  974
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
    (cost $22,007)                                 $   19,763
--------------------------------------            ============



                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

--------------------------------------------------------------
 Salomon Brothers/JNL U.S. Government & Quality Bond Series
--------------------------------------------------------------

--------------------------------------
Corporate Bonds - 2.2%
--------------------------------------
Asset Backed Securities - 2.2%
   CS First Boston Mortgage
    Securities Corp., 5.435%,
    09/15/34 (g)                      $    5,000   $    4,731
   Green Tree Financial Corp.,
      7.07%, 01/15/29                      1,311        1,366
--------------------------------------            ------------


--------------------------------------
     Total Corporate Bonds
       (cost $6,282)                                    6,097
--------------------------------------            ------------

--------------------------------------
U.S. Government Securities - 73.3%
--------------------------------------
U.S. Government Agencies - 27.7%
--------------------------------------
   Federal Home Loan Bank, 5.80%,
      09/02/08                             3,500        3,596
   Federal Home Loan Mortgage Corp.
    6.00%, 09/01/10                            1            1
    7.00%, 07/01/11                           34           35
    6.50%, 08/01/13                          281          287
    8.25%, 04/01/17                           52           56
    10.50%, 06/01/20                         255          286
    8.00%, 07/01/20                          384          405
    10.00%, 09/01/20                         508          562
    8.50%, 03/15/24                        1,750        1,841
    6.00%, 11/01/28                        3,593        3,542
    6.00%, TBA, (c)                       15,000       14,824
    7.00%, TBA, (c)                        4,000        4,078
   Federal National Mortgage
   Association
    7.372%, 01/17/13 (g)                   2,676        2,848
    12.50%, 09/20/15                           7            8
    13.00%, 11/15/15                           7            8
    12.00%, 01/01/16                         223          256
    12.00%, 01/15/16                           8            8
    12.50%, 01/15/16                         114          133
    11.50%, 09/01/19                           2            2
    10.50%, 08/01/20                          35           40
    6.50%, 03/01/26                          188          190
    7.00%, 05/01/26                          144          148
    9.00%, 08/01/26                           35           38
    7.00%, 11/01/28                          316          323
    7.00%, 12/01/28                          162          166
    6.69%, 12/28/28                          947          982
    7.00%, 03/01/29                          615          629
    8.00%, 07/01/29                           20           21
    8.00%, 11/01/29                          179          188
    8.00%, 12/01/29                          430          452
    7.00%, 01/01/30                        1,581        1,613
    8.00%, 01/01/30                          589          619
    8.00%, 02/01/30                          109          115
    8.00%, 05/01/30                           78           82
    6.527%, 05/25/30                       2,250        2,274
    8.00%, 09/01/30                           58           60
    8.00%, 10/01/30                          311          326
    8.00%, 11/01/30                           26           27
    8.00%, 01/01/31                        1,232        1,292
    7.50%, 02/01/31                        3,065        3,166
    8.00%, 02/01/31                          784          822
    8.00%, 03/01/31                          434          455
    8.00%, 04/01/31                           78           82
    6.00%, TBA (c)                         5,000        4,896
    6.50%, TBA (c)                        13,000       13,021
   Government National Mortgage
      Association
    13.50%, 07/15/10                         133          157
   Government National Mortgage
      Association (continued)
    8.50%, 01/15/18                   $       71   $       77
    9.00%, 12/20/19                        2,079        2,265
--------------------------------------            ------------
                                                       74,190
--------------------------------------
U.S. Treasury Securities - 45.6%
--------------------------------------
   U.S. Treasury Bonds
    6.625%, 02/15/27                       2,350        2,617
    6.375%, 08/15/27                       1,000        1,084
    5.25%, 11/15/28                        2,000        1,872
    5.25%, 02/15/29                        2,000        1,878
    6.125%, 08/15/29                       1,250        1,327
   U.S. Treasury Notes
    5.25%, 05/15/04 (l)                    8,500        8,863
    5.875%, 11/15/04                       5,000        5,294
    6.75%, 05/15/05                       12,000       13,047
    5.75%, 11/15/05                       18,500       19,544
    4.625%, 05/15/06                      27,000       27,377
    6.50%, 02/15/10                        6,750        7,416
    5.00%, 02/15/11                       25,000       24,924
    5.375%, 02/15/31                       7,000        6,902
--------------------------------------            ------------
                                                      122,145
                                                  ------------
--------------------------------------
     Total U.S. Government Securities
      (cost $193,073)                                 196,335
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 24.5%
--------------------------------------
Commercial Paper - 21.1%
--------------------------------------
   DaimlerChrysler NA Holdings Corp.,
   2.58%, 01/14/02                        10,000        9,991
   Ford Motor Credit Co., 2.55%,
   01/14/02 (f)                           10,000        9,991
   General Mills, 2.52%, 01/11/02 (f)      6,500        6,495
   Grand Funding II, 2.45%, 01/14/02 (f)  10,000        9,991
   Kinder Morgan, 2.55%, 01/14/02 (f)     10,000        9,991
   Mermaid Funding, 2.45%, 01/14/02 (f)   10,000        9,991
--------------------------------------            ------------
                                                       56,450
--------------------------------------
Repurchase Agreement - 3.4%
--------------------------------------
   Repurchase Agreement with State
    Street Bank, 1.62% (Collaterized
    by $6,165 U.S. Treasury
    Note, 10.625%, due 08/15/15,
    market value $9,305), acquired
    on 12/31/01, due 01/02/02         $    9,116        9,116
--------------------------------------            ------------


--------------------------------------
     Total Short Term Investments
      (cost $65,566)                                   65,566
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $264,921)                                 $  267,998
--------------------------------------            ============


--------------------------------------------------------------
T. Rowe Price/JNL Established Growth Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 95.9%
--------------------------------------
Advertising - 1.5%
   Omnicom Group Inc.                         56   $    4,986
   WPP Group Plc                             214        2,365
--------------------------------------            ------------
                                                        7,351


                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------


--------------------------------------
Banks - 2.9%
--------------------------------------
   Bank of New York Co. Inc.                  59   $    2,391
   Fifth Third Bancorp.                       51        3,128
   Mellon Financial Corp.                     85        3,213
   Northern Trust Corp.                       30        1,807
   State Street Corp.                         38        1,980
   Wells Fargo & Co.                          35        1,534
--------------------------------------            ------------
                                                       14,053

--------------------------------------
Beverages - 2.0%
--------------------------------------
   Coca-Cola Co.                              78        3,678
   Companhia de Bebidas das Americas       6,800        1,401
   PepsiCo Inc.                               95        4,611
--------------------------------------            ------------
                                                        9,690
--------------------------------------
Biotechnology - 0.5%
--------------------------------------
   Amgen Inc. (b)                             41        2,291
--------------------------------------

--------------------------------------
Commercial Services - 4.8%
--------------------------------------
   Adecco SA                                  19        1,011
   Apollo Group Inc. (b)                      68        3,065
   Cendant Corp. (b)                         347        6,809
   Concord EFS Inc. (b)                      228        7,480
   Convergys Corp. (b)                       100        3,730
   Securitas AB                               54        1,023
--------------------------------------            ------------
                                                       23,118

--------------------------------------
Computers - 2.0%
--------------------------------------
   Affiliated Computer Services Inc.
   - Class A (b)                              42        4,436
   Dell Computer Corp. (b)                   101        2,745
   Electronic Data Systems Corp.              29        2,002
   Lexmark International Group Inc. (b)        9          525
--------------------------------------            ------------
                                                        9,708

--------------------------------------
Cosmetics & Personal Care - 0.5%
--------------------------------------
   Colgate-Palmolive Co.                      44        2,518
--------------------------------------

--------------------------------------
Diversified Financial Services -
10.9%
--------------------------------------
   Capital One Financial Corp.                31        1,689
   Citigroup Inc.                            392       19,790
   Fannie Mae                                 89        7,060
   Freddie Mac                               256       16,736
   Merrill Lynch & Co. Inc.                   73        3,820
   Morgan Stanley Dean Witter & Co.           57        3,183
--------------------------------------            ------------
                                                       52,278

--------------------------------------
Electronics - 2.4%
--------------------------------------
   Flextronics International Ltd. (b)        227        5,438
   Samsung Electronics                        16        3,420
   Waters Corp. (b)                           59        2,294
--------------------------------------            ------------
                                                       11,152

--------------------------------------
Food - 2.4%
--------------------------------------
   Koninklijke Ahold NV                      133        3,856
   Kroger Co. (b)                             97        2,014
   Safeway Inc. (b)                           61        2,542
   Sysco Corp.                               116        3,031
--------------------------------------            ------------
                                                       11,443

--------------------------------------
Healthcare - 7.5%
--------------------------------------
   Baxter International Inc.                  91        4,895
   HCA Inc.                                   86        3,311
   Johnson & Johnson                         133        7,884
   Laboratory Corp. of America
   Holdings (b)                               23        1,860
   UnitedHealth Group Inc.                   164       11,592
   Wellpoint Health Networks Inc. (b)         52        6,100
--------------------------------------            ------------
                                                       35,642

--------------------------------------
Holding Companies - Diversified -
0.6%
--------------------------------------
   Hutchison Whampoa Ltd.                    301        2,900
--------------------------------------

--------------------------------------
Home Furnishings - 0.4%
--------------------------------------
   SONY Corp.                                 44        1,993
--------------------------------------

--------------------------------------
Insurance - 5.6%
--------------------------------------
   ACE Ltd.                                  104   $    4,160
   American International Group Inc.          85        6,757
   Berkshire Hathaway Inc. - Class A (b)       -        1,738
   Fairfax Financial Holdings Ltd. (b)        12        1,243
   Hartford Financial Services Group Inc.     70        4,392
   Loews Corp.                                22        1,202
   Marsh & McLennan Cos. Inc.                 28        3,019
   Progressive Corp.                          17        2,523
   XL Capital Ltd.                            21        1,946
--------------------------------------            ------------
                                                       26,980

--------------------------------------
Internet - 1.4%
--------------------------------------
   Check Point Software Technologies
      Ltd. (b)                                25        1,013
   Openwave Systems Inc. (b)                  30          295
   TMP Worldwide Inc. (b)                     37        1,579
   VeriSign Inc. (b)                          90        3,435
--------------------------------------            ------------
                                                        6,322
--------------------------------------
Leisure Time - 0.9%
--------------------------------------
   Harley-Davidson Inc.                       76        4,122
--------------------------------------

--------------------------------------
Lodging - 0.6%
--------------------------------------
   MGM Mirage Inc. (b)                        36        1,024
   Starwood Hotels & Resorts
   Worldwide Inc.                             63        1,890
--------------------------------------            ------------
                                                        2,914
--------------------------------------
Manufacturing - 5.2%
--------------------------------------
   General Electric Co.                      257       10,301
   Honeywell International Inc.               72        2,442
   Tyco International Ltd.                   205       12,046
--------------------------------------            ------------
                                                       24,789

--------------------------------------
Media - 6.8%
--------------------------------------
   AOL Time Warner Inc. (b)                  174        5,598
   Clear Channel Communications Inc. (b)      56        2,866
   Comcast Corp. (b)                          92        3,298
   Liberty Media Corp. (b)                   531        7,431
   McGraw-Hill Cos. Inc.                      13          793
   Univision Communications Inc. (b)          51        2,072
   Viacom Inc. - Class B (b)                 182        8,045
   Walt Disney Co.                            85        1,757
--------------------------------------            ------------
                                                       31,860

--------------------------------------
Oil & Gas Producers - 2.8%
--------------------------------------
   ChevronTexaco Corp.                        50        4,516
   Exxon Mobil Corp.                         133        5,243
   Royal Dutch Petroleum Co. - NYS            75        3,657
--------------------------------------            ------------
                                                       13,416

--------------------------------------
Oil & Gas Services - 0.7%
--------------------------------------
   Baker Hughes Inc.                          98        3,556
--------------------------------------

--------------------------------------
Pharmaceuticals - 11.2%
--------------------------------------
   Abbott Laboratories                        78        4,360
   Allergan Inc.                              52        3,903
   American Home Products Corp.              152        9,351
   AmerisourceBergen Corp.                    46        2,948
   Biovail Corp. (b)                          16          888
   Bristol-Myers Squibb Co.                   41        2,066
   Cardinal Health Inc.                       15          983
   MedImmune Inc. (b)                        103        4,760
   Pfizer Inc.                               375       14,961
   Pharmacia Corp.                            32        1,349
   Sanofi-Synthelabo SA                       55        4,111
   Schering-Plough Corp.                      95        3,395
--------------------------------------            ------------
                                                       53,075
--------------------------------------
Pipelines - 0.6%
--------------------------------------
   El Paso Corp.                              61        2,721
--------------------------------------


                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

--------------------------------------
Retail - 6.5%
--------------------------------------
   Best Buy Co. Inc. (b)                      15   $    1,102
   Home Depot Inc.                           164        8,363
   Inditex SA (b)                            128        2,436
   Target Corp.                              186        7,635
   Wal-Mart de Mexico SA - ADR (b)           109        2,958
   Wal-Mart Stores Inc.                       85        4,903
   Wal-Mart de Mexico SA                     238          649
   Walgreen Co.                               95        3,208
--------------------------------------            ------------
                                                       31,254

--------------------------------------
Semiconductors - 1.1%
--------------------------------------
   Analog Devices Inc. (b)                    37        1,651
   Applied Materials Inc. (b)                 26        1,047
   Maxim Integrated Products Inc. (b)         53        2,767
--------------------------------------            ------------
                                                        5,465

--------------------------------------
Software - 6.9%
--------------------------------------
   Adobe Systems Inc.                         48        1,478
   Automatic Data Processing Inc.             77        4,535
   Electronic Arts Inc. (b)                   41        2,464
   First Data Corp.                          143       11,211
   Microsoft Corp. (b)                       158       10,444
   Oracle Corp. (b)                          121        1,667
   Siebel Systems Inc. (b)                    39        1,097
--------------------------------------            ------------
                                                       32,896

--------------------------------------
Telecommunications - 0.8%
--------------------------------------
   Amdocs Ltd. (b)                            27          917
   WorldCom Inc. (b)                         221        3,111
--------------------------------------            ------------
                                                        4,028

--------------------------------------
Telecommunications Equipment - 1.2%
--------------------------------------
   Cisco Systems Inc. (b)                    221        4,010
   Nokia Corp. - ADR                          35          859
   Qualcomm Inc. (b)                          15          778
--------------------------------------            ------------
                                                        5,647
--------------------------------------
Tobacco - 1.4%
--------------------------------------
   Philip Morris Cos. Inc.                   146        6,676
--------------------------------------

--------------------------------------
Wireless Telecommunications - 3.8%
--------------------------------------
   China Unicom - ADR (b)                    114        1,271
   Crown Castle International Corp. (b)      242        2,586
   NTT DoCoMo Inc.                             -        1,034
   Sprint Corp. (PCS Group) (b)              175        4,269
   Vodafone Group Plc                      3,482        9,110
--------------------------------------            ------------
                                                       18,270
                                                  ------------

--------------------------------------
     Total Common Stocks
       (cost $435,464)                                458,128
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 4.1%
--------------------------------------
Money Market Funds - 4.1%
--------------------------------------
   Dreyfus Cash Management Plus,
     2.29% (a)                             9,793        9,793
   T. Rowe Price Reserves Investment
    Fund, 2.37% (a)                        9,722        9,722
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investments
       (cost $19,515)                                  19,515
--------------------------------------            ------------

--------------------------------------
 Total Investments - 100%
     (cost $454,979)                               $  477,643
--------------------------------------            ============

--------------------------------------------------------------
Forward Currency Contracts, Open at December 31, 2001:
--------------------------------------------------------------
  Currency    Settlement   Notional    Currency   Unrealized
Purchased/Sold   Date       Amount       Value    Gain(Loss)
------------------------------------------------- ------------
   SEK/USD     01/02/02    1,529  SEK $    146     $       -
                                     ============ ============


--------------------------------------------------------------
Summary of Investments by Country, December 31, 2001:
--------------------------------------------------------------
   Country                           % of           Market
                                     Investment      Value
------------------------------------------------- ------------
  Bermuda                                  0.4%   $     1,946
  Brazil                                   0.3          1,401
  Canada                                   0.4          2,132
  Finland                                  0.2            858
  France                                   0.9          4,111
  Hong Kong                                0.9          4,171
  Israel                                   0.2          1,013
  Japan                                    0.6          3,027
  Mexico                                   0.8          3,607
  Netherlands                              1.6          7,512
  South Korea                              0.7          3,420
  Spain                                    0.5          2,436
  Sweden                                   0.2          1,023
  Switzerland                              0.2          1,011
  United Kingdom                           2.4         11,475
  United States                           89.7        428,500
                                     ------------ ------------
     Total                               100.0%   $   477,643
                                     ============ ============

--------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 94.0%
--------------------------------------
Advertising - 1.8%
   Catalina Marketing Corp. (b)               57   $    1,978
   Lamar Advertising Co. (b)                 109        4,615
--------------------------------------            ------------
                                                        6,593

--------------------------------------
Aerospace & Defense - 1.8%
--------------------------------------
   L-3 Communications Holdings Inc. (b)       33        2,970
   Rockwell Collins                          183        3,569
--------------------------------------            ------------
                                                        6,539

--------------------------------------
Apparel - 0.6%
--------------------------------------
   Coach Inc.  (b)                            50        1,937
--------------------------------------

--------------------------------------
Banks - 0.2%
--------------------------------------
   Silicon Valley Bancshares (b)              28          748
--------------------------------------

--------------------------------------
Biotechnology - 1.8%
--------------------------------------
   Human Genome Sciences Inc. (b)             39        1,315
   IDEC Pharmaceuticals Corp. (b)             39        2,716
   Invitrogen Corp. (b)                       39        2,384
   Protein Design Labs Inc. (b)               11          362
--------------------------------------            ------------
                                                        6,777
--------------------------------------
Chemicals - 0.2%
--------------------------------------
   Cabot Microelectronics Corp. (b)           11          872
--------------------------------------

--------------------------------------
Commercial Services - 9.2%
--------------------------------------
   Apollo Group Inc. (b)                      22          990
   Concord EFS Inc. (b)                      262        8,588
   Convergys Corp. (b)                        96        3,599
   Iron Mountain Inc. (b)                     73        3,197
   KPMG Consulting Inc. (b)                  217        3,596
   Manpower Inc.                             129        4,349
   Robert Half International Inc. (b)        213        5,687
   Viad Corp.                                 81        1,918
   Weight Watchers International
      Inc. (b)                                66        2,232
--------------------------------------            ------------
                                                       34,156

--------------------------------------
Computers - 5.4%
--------------------------------------
   Affiliated Computer Services Inc.
      - Class A (b)                           96       10,188
   BISYS Group Inc. (b)                       50        3,180
   Brocade Communications Systems
      Inc. (b)                                27          894
   Ceridian Corp. (b)                        138        2,588
-------------------------------------


                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

   Lexmark International Group Inc. (b)       19   $    1,121
   Sungard Data Systems Inc. (b)              74        2,144
--------------------------------------            ------------
                                                       20,115

--------------------------------------
Diversified Financial Services - 4.5%
--------------------------------------
   Capital One Financial Corp.                27        1,457
   Federated Investors Inc.                   84        2,678
   Franklin Resources Inc.                    97        3,421
   Legg Mason Inc.                            30        1,499
   Waddell & Reed Financial Inc. -
      Class A                                234        7,535
--------------------------------------            ------------
                                                       16,590

--------------------------------------
Electrical Components & Equipment -
    0.4%
--------------------------------------
   Molex Inc.                                 55        1,488
--------------------------------------

--------------------------------------
Electronics - 3.4%
--------------------------------------
   Celestica Inc. (b)                         60        2,423
   Garmin Ltd. (b)                            51        1,096
   Jabil Circuit Inc. (b)                    109        2,476
   Sanmina - SCI Corp. (b)                   137        2,726
   Symbol Technologies Inc.                   45          715
   Waters Corp. (b)                           81        3,139
--------------------------------------            ------------
                                                       12,575

--------------------------------------
Environmental Control - 1.2%
--------------------------------------
   Republic Services Inc. (b)                227        4,533
--------------------------------------

--------------------------------------
Food - 1.8%
--------------------------------------
   Sysco Corp.                                55        1,442
   Whole Foods Market Inc. (b)               121        5,271
--------------------------------------            ------------
                                                        6,713

--------------------------------------
Healthcare - 7.4%
--------------------------------------
   Anthem Inc. (b)                            75        3,713
   Apogent Technologies Inc. (b)             165        4,257
   DaVita Inc. (b)                           110        2,690
   Health Management Associates Inc. (b)     138        2,539
   Laboratory Corp. of America
      Holdings (b)                            53        4,245
   Lincare Holdings Inc. (b)                  87        2,493
   Wellpoint Health Networks Inc. (b)         62        7,245
--------------------------------------            ------------
                                                       27,182

--------------------------------------
Insurance - 5.4%
--------------------------------------
   ACE Ltd.                                   64        2,570
   Allmerica Financial Corp.                  65        2,896
   Nationwide Financial Services
      Inc. - Class A                          13          539
   PMI Group Inc.                             33        2,211
   Progressive Corp.                          26        3,882
   Protective Life Corp.                      77        2,228
   Radian Group Inc.                          91        3,908
   The Principal Financial Group (b)          68        1,632
--------------------------------------            ------------
                                                       19,866
--------------------------------------
Internet - 1.9%
--------------------------------------
   Internet Security Systems Inc. (b)         43        1,388
   RealNetworks Inc. (b)                      91          543
   TMP Worldwide Inc. (b)                     39        1,673
   VeriSign Inc. (b)                          82        3,119
   WebMD Corp. (b)                            31          217
--------------------------------------            ------------
                                                        6,940

--------------------------------------
Leisure Time - 1.0%
--------------------------------------
   Sabre Holdings Corp. (b)                   83        3,515
--------------------------------------

--------------------------------------
Manufacturing - 2.5%
--------------------------------------
   Danaher Corp.                              60        3,619
   ITT Industries Inc.                        74        3,737
   Teleflex Inc.                              36        1,703
--------------------------------------            ------------
                                                        9,059

--------------------------------------
Media - 1.9%
--------------------------------------
   Charter Communications Inc. (b)           208        3,417
   Cox Radio Inc. (b)                         99        2,523
   Entercom Communications Corp. (b)          23   $    1,150
--------------------------------------            ------------
                                                        7,090

--------------------------------------
Oil & Gas Producers - 4.3%
--------------------------------------
   Devon Energy Corp.                         90        3,479
   Diamond Offshore Drilling Inc.            136        4,134
   EOG Resources Inc.                         99        3,872
   Ocean Energy Inc.                         220        4,224
   XTO Energy Inc.                            18          306
--------------------------------------            ------------
                                                       16,015

--------------------------------------
Oil & Gas Services - 2.8%
--------------------------------------
   BJ Services Co. (b)                       157        5,095
   Cooper Cameron Corp. (b)                   48        1,937
   Smith International Inc. (b)               65        3,485
--------------------------------------            ------------
                                                       10,517
--------------------------------------
Pharmaceuticals - 12.4%
--------------------------------------
   Abgenix Inc. (b)                           26          875
   Alkermes Inc. (b)                          82        2,162
   Allergan Inc.                              40        3,002
   AmerisourceBergen Corp.                    74        4,703
   Biovail Corp.                              37        2,081
   Cephalon Inc. (b)                          54        4,082
   Gilead Sciences Inc. (b)                   95        6,243
   King Pharmaceuticals Inc. (b)              81        3,413
   MedImmune Inc. (b)                         92        4,264
   Omnicare Inc.                             270        6,705
   Sepracor Inc. (b)                         536        2,054
   Shire Pharmaceuticals Group Plc -
      ADR (b)                                 70        2,562
   Teva Pharmaceutical Industries
      Ltd. - ADR                              44        2,712
   Vertex Pharmaceuticals Inc. (b)            41        1,008
--------------------------------------            ------------
                                                       45,866

--------------------------------------
Retail - 8.3%
--------------------------------------
   Best Buy Co. Inc. (b)                      60        4,476
   BJ's Wholesale Club Inc. (b)               64        2,822
   Dollar Tree Stores Inc. (b)               140        4,327
   Family Dollar Stores Inc.                 153        4,587
   MSC Industrial Direct Co. Inc. (b)         64        1,264
   O'Reilly Automotive Inc. (b)              110        4,012
   Outback Steakhouse Inc. (b)                93        3,185
   Starbucks Corp. (b)                       137        2,610
   TJX Cos. Inc.                              89        3,548
--------------------------------------            ------------
                                                       30,831

--------------------------------------
Semiconductors - 4.2%
--------------------------------------
   Analog Devices Inc. (b)                    37        1,642
   Intersil Holding Corp. (b)                 55        1,774
   KLA-Tencor Corp. (b)                       52        2,577
   Lattice Semiconductor Corp. (b)           205        4,217
   Maxim Integrated Products Inc. (b)         69        3,623
   Novellus Systems Inc. (b)                  43        1,696
--------------------------------------            ------------
                                                       15,529
--------------------------------------
Software - 6.0%
--------------------------------------
   Adobe Systems Inc.                         54        1,677
   Certegy Inc. (b)                          110        3,764
   ChoicePoint Inc. (b)                       64        3,244
   Electronic Arts Inc. (b)                   62        3,717
   Fiserv Inc. (b)                            41        1,735
   Informatica Corp. (b)                      65          936
   Intuit Inc. (b)                            40        1,710
   Lawson Software Inc. (b)                   17          266
   Mercury Interactive Corp. (b)              63        2,141
   NetIQ Corp. (b)                             2           53
   Peregrine Systems Inc. (b)                139        2,061
   Siebel Systems Inc. (b)                    27          755
--------------------------------------            ------------
                                                       22,059

--------------------------------------
Transportation - 0.8%
--------------------------------------
   C.H. Robinson Worldwide Inc.               27          781


                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

   Expeditors International of
      Washington Inc.                         35   $    1,993
--------------------------------------            ------------
                                                        2,774

--------------------------------------
Wireless Telecommunications - 2.8%
--------------------------------------
   Rogers Communications Inc. -
      Class B (b)                            144        2,419
   Triton PCS Holdings Inc. (b)               92        2,700
   Western Wireless Corp. (b)                187        5,283
--------------------------------------            ------------
                                                       10,402
                                                  ------------

--------------------------------------
     Total Common Stocks
       (cost $272,462)                                347,281
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 6.0%
--------------------------------------
Money Market Funds - 6.0%
--------------------------------------
   Dreyfus Cash Management Plus,
    2.29% (a)                              3,675        3,675
   T. Rowe Price Reserves Investment
    Fund, 2.37% (a)                       18,363       18,363
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investments
       (cost $22,038)                                  22,038
--------------------------------------            ------------


--------------------------------------
Total Investments - 100%
   (cost $294,500)                                 $  369,319
--------------------------------------            ============


--------------------------------------------------------------
T. Rowe Price/JNL Value Series
--------------------------------------------------------------

--------------------------------------
Common Stocks - 95.6%
--------------------------------------
Aerospace & Defense - 3.9%
   Goodrich Corp.                             34   $      892
   Lockheed Martin Corp.                      57        2,660
   Raytheon Co.                               81        2,633
   Rockwell Collins                          112        2,184
--------------------------------------            ------------
                                                        8,369
--------------------------------------
Auto Manufacturers - 0.6%
--------------------------------------
   Ford Motor Co.                             86        1,348
--------------------------------------

--------------------------------------
Auto Parts & Equipment - 2.0%
--------------------------------------
   Goodyear Tire & Rubber Co.                 81        1,936
   TRW Inc.                                   66        2,452
--------------------------------------            ------------
                                                        4,388

--------------------------------------
Banks - 4.8%
--------------------------------------
   AmSouth Bancorp.                           93        1,758
   Bank of America Corp.                      33        2,103
   Bank One Corp.                             75        2,928
   FleetBoston Financial Corp.                58        2,110
   Mellon Financial Corp.                     23          854
   US Bancorp                                 32          676
--------------------------------------            ------------
                                                       10,429

--------------------------------------
Beverages - 1.3%
--------------------------------------
   Coca-Cola Enterprises Inc.                145        2,737
--------------------------------------

--------------------------------------
Building Materials - 0.9%
--------------------------------------
   Masco Corp.                                81        1,987
--------------------------------------

--------------------------------------
Chemicals - 2.2%
--------------------------------------
   E.I. du Pont de Nemours                    64        2,708
   Great Lakes Chemical Corp.                 56        1,352
   Hercules Inc. (b)                          80          800
--------------------------------------            ------------
                                                        4,860

--------------------------------------
Commercial Services - 1.3%
--------------------------------------
   Moody's Corp.                              28        1,108
   R.R. Donnelley & Sons Co.                  59        1,746
--------------------------------------            ------------
                                                        2,854

--------------------------------------
Computers - 1.8%
--------------------------------------
   Compaq Computer Corp.                     273        2,663
   NCR Corp. (b)                              34   $    1,242
--------------------------------------            ------------
                                                        3,905
--------------------------------------
Cosmetics & Personal Care - 0.9%
--------------------------------------
   Procter & Gamble Co.                       25        1,986
--------------------------------------

--------------------------------------
Diversified Financial Services - 4.8%
--------------------------------------
   American Express Co.                       82        2,938
   Citigroup Inc.                             35        1,790
   Fannie Mae                                 16        1,264
   Franklin Resources Inc.                    59        2,067
   Merrill Lynch & Co. Inc.                   41        2,142
--------------------------------------            ------------
                                                       10,201
--------------------------------------
Electric - 1.8%
--------------------------------------
   Constellation Energy Group Inc.            83        2,214
   Niagara Mohawk Holdings Inc. (b)           97        1,711
--------------------------------------            ------------
                                                        3,925

--------------------------------------
Electrical Components & Equipment -
0.7%
--------------------------------------
   American Power Conversion Corp. (b)       111        1,608
--------------------------------------

--------------------------------------
Electronics - 1.0%
--------------------------------------
   Agilent Technologies Inc. (b)              77        2,181
--------------------------------------

--------------------------------------
Environmental Control - 1.1%
--------------------------------------
   Waste Management Inc.                      71        2,272
--------------------------------------

--------------------------------------
Food - 1.2%
--------------------------------------
   Cambell Soup Co.                           84        2,494
--------------------------------------

--------------------------------------
Forest Products & Paper - 1.8%
--------------------------------------
   Bowater Inc.                               32        1,512
   Mead Corp.                                 78        2,400
--------------------------------------            ------------
                                                        3,912
--------------------------------------
Hand & Machine Tools - 0.9%
--------------------------------------
   Stanley Works                              42        1,956
--------------------------------------

--------------------------------------
Healthcare - 2.2%
--------------------------------------
   Becton, Dickinson & Co.                    65        2,155
   Guidant Corp. (b)                          53        2,644
--------------------------------------            ------------
                                                        4,799

--------------------------------------
Home Furnishings - 1.0%
--------------------------------------
   SONY Corp.                                 46        2,084
--------------------------------------

--------------------------------------
Household Products - 2.4%
--------------------------------------
   Clorox Co.                                 66        2,598
   Fortune Brands Inc.                        66        2,601
--------------------------------------            ------------
                                                        5,199

--------------------------------------
Insurance - 7.9%
--------------------------------------
   Allstate Corp.                             81        2,736
   AON Corp.                                  52        1,833
   Berkshire Hathaway Inc. - Class A (b)       -        1,966
   Chubb Corp.                                34        2,339
   Cigna Corp.                                29        2,650
   Hartford Financial Services Group
      Inc.                                    33        2,073
   Lincoln National Corp.                     26        1,239
   Prudential Financial Inc. (b)              11          368
   UnumProvident Corp.                        69        1,829
--------------------------------------            ------------
                                                       17,033

--------------------------------------
Leisure Time - 0.4%
--------------------------------------
   Sabre Holdings Corp. (b)                   21          872
--------------------------------------

--------------------------------------
Lodging - 1.8%
--------------------------------------
   Hilton Hotels Corp.                       184        2,006
   Starwood Hotels & Resorts
      Worldwide Inc.                          65        1,952
--------------------------------------            ------------
                                                         3,958


                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

--------------------------------------
Machinery - 1.4%
--------------------------------------
   Dover Corp.                                52   $    1,909
   Rockwell International Corp.               64        1,147
--------------------------------------            ------------
                                                        3,056
--------------------------------------
Manufacturing - 4.7%
--------------------------------------
   Cooper Industries Inc.                     68        2,358
   Eastman Kodak Co.                          36        1,059
   Eaton Corp.                                21        1,525
   Honeywell International Inc.              105        3,551
   Pall Corp.                                 72        1,735
--------------------------------------            ------------
                                                       10,228

--------------------------------------
Media - 8.2%
--------------------------------------
   AOL Time Warner Inc. (b)                   65        2,090
   Comcast Corp. (b)                          64        2,318
   Dow Jones & Co. Inc.                       41        2,244
   Fox Entertainment Group Inc. (b)           55        1,470
   Liberty Media Corp. (b)                   158        2,211
   Meredith Corp.                             50        1,782
   Pearson Plc                               120        1,376
   Viacom Inc. - Class B (b)                  36        1,594
   Walt Disney Co.                           131        2,708
--------------------------------------            ------------
                                                       17,793

--------------------------------------
Mining - 0.7%
--------------------------------------
   Inco Ltd. (b)                              84        1,426
--------------------------------------

--------------------------------------
Oil & Gas Producers - 7.6%
--------------------------------------
   Amerada Hess Corp.                         25        1,544
   Burlington Resources Inc.                  73        2,740
   ChevronTexaco Corp.                        22        1,953
   Conoco Inc.                                69        1,950
   Exxon Mobil Corp.                          71        2,806
   Imperial Oil Ltd.                          68        1,887
   Unocal Corp.                               68        2,460
   USX-Marathon Group Inc.                    37        1,095
--------------------------------------            ------------
                                                       16,435
--------------------------------------
Pharmaceuticals - 2.6%
--------------------------------------
   Bristol-Myers Squibb Co.                   52        2,672
   Schering-Plough Corp.                      79        2,844
--------------------------------------            ------------
                                                        5,516
--------------------------------------
Retail - 5.6%
--------------------------------------
   May Department Stores Co.                  75        2,785
   McDonald's Corp.                           99        2,628
   Nordstrom Inc.                            105        2,122
   RadioShack Corp.                           97        2,911
   Toys "R" Us Inc. (b)                       78        1,626
--------------------------------------            ------------
                                                       12,072

--------------------------------------
Semiconductors - 1.6%
--------------------------------------
   Agere Systems Inc. (b)                    139          788
   Cypress Semiconductor Corp. (b)            48          949
   Texas Instruments Inc.                     65        1,823
--------------------------------------            ------------
                                                        3,560

--------------------------------------
Software - 0.6%
--------------------------------------
   Microsoft Corp. (b)                        19        1,279
--------------------------------------

--------------------------------------
Telecommunications - 4.8%
--------------------------------------
   AT&T Corp.                                111        2,010
   CenturyTel Inc.                            45        1,473
   Qwest Communications
      International Inc.                     169        2,392
   Sprint Corp. (FON Group)                  112        2,243
   WorldCom Inc. (b)                         160        2,254
--------------------------------------            ------------
                                                       10,372

--------------------------------------
Telecommunications Equipment - 1.0%
--------------------------------------
   Corning Inc.                              172        1,532
   Lucent Technologies Inc.                   90          566
--------------------------------------            ------------
                                                        2,098

--------------------------------------
Tobacco - 0.6%
--------------------------------------
   UST Inc.                                   40   $    1,386
--------------------------------------

--------------------------------------
Toys & Hobbies - 1.0%
--------------------------------------
   Hasbro Inc.                               137        2,224
--------------------------------------

--------------------------------------
Transportation - 3.6%
--------------------------------------
   CNF Inc.                                   56        1,865
   Norfolk Southern Corp.                     93        1,702
   Ryder System Inc.                         109        2,417
   Union Pacific Corp.                        32        1,813
--------------------------------------            ------------
                                                        7,797

--------------------------------------
Wireless Telecommunications - 2.9%
--------------------------------------
   Motorola Inc.                             127        1,911
   Rogers Communications Inc. -
      Class B (b)                            168        2,822
   Western Wireless Corp. (b)                 51        1,432
--------------------------------------            ------------
                                                        6,165
                                                  ------------

--------------------------------------
     Total Common Stocks
       (cost $206,994)                                206,764
--------------------------------------            ------------

--------------------------------------
Preferred Stock - 0.1%
--------------------------------------
Telecommunications Equipment - 0.1%
--------------------------------------
   Lucent Technologies Inc., 8.00% (e)         -          235
--------------------------------------            ------------

--------------------------------------
     Total Preferred Stock
       (cost $205)                                        235
--------------------------------------            ------------

--------------------------------------
Short Term Investments - 4.3%
--------------------------------------
Money Market Funds - 4.3%
--------------------------------------
   Dreyfus Cash Management Plus,
    2.29% (a)                              3,429        3,429
   T. Rowe Price Reserves Investment
    Fund, 2.37% (a)                        5,853        5,853
--------------------------------------            ------------

--------------------------------------
     Total Short Term Investments
       (cost $9,282)                                    9,282
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost $216,481)                                 $  216,281
--------------------------------------            ============


--------------------------------------------------------------
 JNL/S&P Conservative Growth Series
--------------------------------------------------------------

--------------------------------------
Investment Company Securities - 100%
--------------------------------------
   JNL/Alliance Growth Series                226   $    2,611
   JNL/Janus Aggressive Growth Series         69        1,274
   JNL/Janus Growth & Income Series           43          315
   JNL/J.P. Morgan Enhanced S&P 500
    Stock Index Series                       388        3,182
   JNL/Oppenheimer Global Growth
    Series                                    70          646
   JNL/PIMCO Total Return Bond Series        207        2,208
   PPM America/JNL Money Market
    Series                                 2,241        2,241
   Salomon Brothers/JNL Balanced
    Series                                   118        1,219
   Salomon Brothers/JNL Global Bond
    Series                                    86          894
   Salomon Brothers/JNL High Yield
    Bond Series                              122          908
--------------------------------------            ------------


--------------------------------------
Total Investments - 100%
   (cost  $16,792)                                 $   15,498
--------------------------------------            ============

--------------------------------------------------------------
 JNL/S&P Moderate Growth Series
--------------------------------------------------------------

--------------------------------------
Investment Company Securities - 100%
--------------------------------------
   JNL/Alliance Growth Series                615   $    7,119
   JNL/Janus Aggressive Growth               206        3,820
    Series
   JNL/Janus Growth & Income Series          236        1,716



                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------


   JNL/J.P. Morgan Enhanced S&P 500
    Stock Index Series                     1,014   $    8,323
   JNL/Oppenheimer Global Growth
    Series                                   228        2,111
   JNL/PIMCO Total Return Bond Series        361        3,848
   JNL/Putnam Midcap Growth Series            50          364
   Lazard/JNL Mid Cap Value Series            30          364
   Lazard/JNL Small Cap Value Series          32          369
   Salomon Brothers/JNL Balanced
    Series                                   258        2,658
   Salomon Brothers/JNL Global Bond
    Series                                   156        1,624
   Salomon Brothers/JNL High Yield
    Bond Series                              222        1,648
   T. Rowe Price/JNL Mid-Cap Growth
    Series                                    16          364
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost  $37,864)                                 $   34,328
--------------------------------------            ============

--------------------------------------------------------------
 JNL/S&P Aggressive Growth Series
--------------------------------------------------------------

--------------------------------------
Investment Company Securities - 100%
--------------------------------------
   JNL/Alliance Growth Series                420   $    4,860
   JNL/Janus Aggressive Growth
    Series                                   147        2,730
   JNL/J.P. Morgan Enhanced S&P 500
    Stock Index Series                       753        6,183
   JNL/Oppenheimer Global Growth
    Series                                   139        1,291
   JNL/PIMCO Total Return Bond Series         47          503
   JNL/Putnam Midcap Growth Series            53          382
   Lazard/JNL Mid Cap Value Series            32          382
   Lazard/JNL Small Cap Value Series          51          580
   Salomon Brothers/JNL Global Bond
    Series                                    49          509
   Salomon Brothers/JNL High Yield
    Bond Series                               70          517
   T. Rowe Price/JNL Mid-Cap Growth
    Series                                    17          383
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost  $21,824)                                 $   18,320
--------------------------------------            ============

--------------------------------------------------------------
 JNL/S&P Conservative Growth Series I
--------------------------------------------------------------

--------------------------------------
Investment Company Securities - 100%
--------------------------------------
   AIM/JNL Value II Series                   360     $  3,979
   JNL/Alger Growth Series                   237        3,877
   JNL/Alliance Growth Series                513        5,935
   JNL/Eagle Core Equity Series            1,326       19,267
   JNL/Janus Aggressive Growth Series        312        5,790
   JNL/Janus Balanced Series                 204        1,844
   JNL/Oppenheimer Global Growth
    Series                                   633        5,865
   JNL/PIMCO Total Return Bond Series        502        5,355
   JNL/Putnam Growth Series                  222        3,819
   JNL/Putnam Value Equity Series            461        7,603
   PPM America/JNL Balanced Series           134        1,881
   PPM America/JNL High Yield Bond
    Series                                 1,116        9,254
   PPM America/JNL Money Market
    Series                                19,928       19,928
   Salomon Brothers/JNL Global Bond
    Series                                 1,910       19,882
   Salomon Brothers/JNL U.S.
    Government & Quality Bond Series       2,359       26,355
   T. Rowe Price/JNL Established
    Growth Series                          1,163       19,522
   T. Rowe Price/JNL Value Series          2,460       27,328
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost  $198,230)                                $  187,484
--------------------------------------            ============


--------------------------------------------------------------
 JNL/S&P Moderate Growth Series I
--------------------------------------------------------------

--------------------------------------
Investment Company Securities - 100%
--------------------------------------
   AIM/JNL Value II Series                   565   $    6,238
   JNL/Alger Growth Series                   372        6,077
   JNL/Alliance Growth Series              1,072       12,406
   JNL/Eagle Core Equity Series            2,495       36,246
   JNL/Eagle SmallCap Equity Series          211        3,282
   JNL/Janus Aggressive Growth Series        326        6,052
   JNL/Janus Balanced Series                 319        2,890
   JNL/Oppenheimer Global Growth
    Series                                 1,654       15,329
   JNL/PIMCO Total Return Bond Series        787        8,392
   JNL/Putnam Growth Series                  348        5,987
   JNL/Putnam Value Equity Series            722       11,919
   Lazard/JNL Mid Cap Value Series           265        3,170
   Lazard/JNL Small Cap Value Series         564        6,426
   PPM America/JNL Balanced Series           421        5,898
   PPM America/JNL High Yield Bond
    Series                                 1,400       11,604
   PPM America/JNL Money Market
    Series                                17,036       17,036
   Salomon Brothers/JNL Global Bond
    Series                                 2,177       22,661
   Salomon Brothers/JNL U.S.
    Government & Quality Bond Series       1,972       22,022
   T. Rowe Price/JNL Established
    Growth Series                          2,371       39,791
   T. Rowe Price/JNL Mid-Cap Growth
    Series                                   137        3,175
   T. Rowe Price/JNL Value Series          4,683       52,030
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost  $311,564)                                $  298,631
--------------------------------------            ============

--------------------------------------------------------------
 JNL/S&P Aggressive Growth Series I
--------------------------------------------------------------

--------------------------------------
Investment Company Securities -100%
--------------------------------------
   AIM/JNL Value II Series                   200   $    2,211
   JNL/Alger Growth Series                   264        4,308
   JNL/Alliance Growth Series                475        5,499
   JNL/Eagle Core Equity Series              958       13,915
   JNL/Eagle SmallCap Equity Series          224        3,488
   JNL/Janus Aggressive Growth
    Series                                   231        4,289
   JNL/Janus Balanced Series                 226        2,047
   JNL/Oppenheimer Global Growth
    Series                                   820        7,605
   JNL/Putnam Growth Series                  185        3,183
   JNL/Putnam Value Equity Series            256        4,223
   Lazard/JNL Mid Cap Value Series            94        1,123
   Lazard/JNL Small Cap Value Series         300        3,415
   PPM America/JNL High Yield Bond
    Series                                   868        7,193
   Salomon Brothers/JNL Global Bond
    Series                                   674        7,021
   T. Rowe Price/JNL Established
    Growth Series                            905       15,187
   T. Rowe Price/JNL Mid-Cap Growth
    Series                                    97        2,250
   T. Rowe Price/JNL Value Series          1,855       20,607
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost  $116,669)                                $  107,564
--------------------------------------            ============

--------------------------------------------------------------
 JNL/S&P Very Aggressive Growth Series I
--------------------------------------------------------------

--------------------------------------
Investment Company Securities - 100%
--------------------------------------
   JNL/Alger Growth Series                   352   $    5,756
   JNL/Alliance Growth Series                559        6,463
   JNL/Eagle Core Equity Series              433        6,291
   JNL/Eagle SmallCap Equity Series          280        4,351
   JNL/Janus Aggressive Growth                93        1,719
    Series
   JNL/Janus Global Equities Series          147        2,869


                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

   JNL/Oppenheimer Global Growth
    Series                                   313   $    2,903
   JNL/Oppenheimer Growth Series             241        2,265
   JNL/Putnam Midcap Growth Series           249        1,800
   Lazard/JNL Mid Cap Value Series            50          600
   Lazard/JNL Small Cap Value Series         107        1,217
   T. Rowe Price/JNL Established
    Growth Series                            656       11,013
   T. Rowe Price/JNL Mid-Cap Growth
    Series                                   130        3,008
   T. Rowe Price/JNL Value Series            730        8,115
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost  $62,320)                                 $   58,370
--------------------------------------            ============

--------------------------------------------------------------
 JNL/S&P Equity Growth Series I
--------------------------------------------------------------

--------------------------------------
Investment Company Securities - 100%
--------------------------------------
   JNL/Alger Growth Series                   792   $   12,930
   JNL/Alliance Growth Series              1,649       19,075
   JNL/Eagle Core Equity Series            1,179       17,131
   JNL/Eagle SmallCap Equity Series          499        7,759
   JNL/Janus Aggressive Growth Series        308        5,721
   JNL/Janus Global Equities Series          368        7,161
   JNL/Oppenheimer Global Growth
    Series                                   782        7,246
   JNL/Oppenheimer Growth Series             451        4,239
   JNL/Putnam Value Equity Series            256        4,223
   Lazard/JNL Mid Cap Value Series           250        2,998
   Lazard/JNL Small Cap Value Series         400        4,557
   T. Rowe Price/JNL Established
    Growth Series                          1,725       28,941
   T. Rowe Price/JNL Mid-Cap Growth
    Series                                   260        6,005
   T. Rowe Price/JNL Value Series          1,563       17,360
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost  $161,065)                                $  145,346
--------------------------------------            ============

--------------------------------------------------------------
 JNL/S&P Equity Aggressive Growth Series I
--------------------------------------------------------------

--------------------------------------
Investment Company Securities - 100%
--------------------------------------
   JNL/Alger Growth Series                   198   $    3,239
   JNL/Alliance Growth Series                501        5,792
   JNL/Eagle Core Equity Series              332        4,826
   JNL/Eagle SmallCap Equity Series          197        3,063
   JNL/Janus Aggressive Growth
    Series                                    65        1,209
   JNL/Janus Global Equities Series          104        2,017
   JNL/Oppenheimer Global Growth
    Series                                   220        2,042
   JNL/Oppenheimer Growth Series             169        1,592
   JNL/Putnam Midcap Growth Series            58          423
   Lazard/JNL Mid Cap Value Series            71          845
   Lazard/JNL Small Cap Value Series          75          857
   T. Rowe Price/JNL Established
    Growth Series                            486        8,156
   T. Rowe Price/JNL Mid-Cap Growth
    Series                                    73        1,693
   T. Rowe Price/JNL Value Series            477        5,300
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost  $45,093)                                 $   41,054
--------------------------------------            ============


--------------------------------------------------------------
 JNL/S&P Conservative Growth Series II
--------------------------------------------------------------

--------------------------------------
Investment Company Securities - 100%
--------------------------------------
   AIM/JNL Value II Series                    25   $      278
   JNL/Alliance Growth Series                239        2,765
   JNL/Janus Aggressive Growth
    Series                                    36          675
   JNL/Oppenheimer Global Growth
    Series                                    89   $      821
   JNL/PIMCO Total Return Bond
    Series                                   141        1,503
   JNL/Putnam Growth Series                   31          534
   JNL/Putnam Value Equity Series            137        2,263
   Salomon Brothers/JNL Balanced
    Series                                   126        1,295
   Salomon Brothers/JNL Global Bond
    Series                                   146        1,521
   Salomon Brothers/JNL High Yield
    Bond Series                              208        1,544
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost  $13,893)                                 $   13,199
--------------------------------------            ============

--------------------------------------------------------------
 JNL/S&P Moderate Growth Series II
--------------------------------------------------------------

--------------------------------------
Investment Company Securities - 100%
--------------------------------------
   AIM/JNL Value II Series                    34   $      373
   JNL/Alliance Growth Series                337        3,899
   JNL/Janus Aggressive Growth
    Series                                    59        1,086
   JNL/Oppenheimer Global Growth
    Series                                   138        1,283
   JNL/PIMCO Total Return Bond
    Series                                   141        1,503
   JNL/Putnam Growth Series                   63        1,074
   JNL/Putnam Midcap Growth Series            52          379
   JNL/Putnam Value Equity Series            151        2,494
   Lazard/JNL Mid Cap Value Series            63          758
   Lazard/JNL Small Cap Value Series          34          384
   Salomon Brothers/JNL Balanced
    Series                                   185        1,903
   Salomon Brothers/JNL Global Bond
    Series                                   130        1,353
   Salomon Brothers/JNL High Yield
    Bond Series                              185        1,374
--------------------------------------            ------------


--------------------------------------
Total Investments - 100%
   (cost  $19,798)                                 $   17,863
--------------------------------------            ============

--------------------------------------------------------------
 JNL/S&P Aggressive Growth Series II
--------------------------------------------------------------

--------------------------------------
Investment Company Securities -100%
--------------------------------------
   AIM/JNL Value II Series                    11   $      123
   JNL/Alliance Growth Series                148        1,714
   JNL/Janus Aggressive Growth
    Series                                    29          537
   JNL/Oppenheimer Global Growth
    Series                                    59          544
   JNL/Putnam Growth Series                   27          472
   JNL/Putnam Midcap Growth Series            17          125
   JNL/Putnam Value Equity Series             64        1,057
   Lazard/JNL Mid Cap Value Series            26          313
   Lazard/JNL Small Cap Value Series          22          254
   Salomon Brothers/JNL Global Bond
    Series                                    43          446
   Salomon Brothers/JNL High Yield
    Bond Series                               53          395
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost  $6,930)                                  $    5,980
--------------------------------------            ============

--------------------------------------------------------------
 JNL/S&P Very Aggressive Growth Series II
--------------------------------------------------------------

--------------------------------------
Investment Company Securities - 100%
--------------------------------------
   JNL/Alliance Growth Series                 80   $      920
   JNL/Janus Aggressive Growth
    Series                                    17          310
   JNL/Janus Global Equities Series            6          124
   JNL/Oppenheimer Global Growth
    Series                                    17          157
   JNL/Oppenheimer Growth Series              26          245
   JNL/Putnam Midcap Growth Series            13           97
   JNL/Putnam Value Equity Series             28          457
   Lazard/JNL Mid Cap Value Series            19          227
   Lazard/JNL Small Cap Value Series          40          460


                     See notes to the financial statements.

                                           Shares      Value
--------------------------------------------------------------

   T. Rowe Price/JNL Mid-Cap Growth
    Series                                     7   $      163
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost  $3,720)                                  $    3,160
--------------------------------------            ============

--------------------------------------------------------------
 JNL/S&P Equity Growth Series II
--------------------------------------------------------------

--------------------------------------
Investment Company Securities - 100%
--------------------------------------
   JNL/Alliance Growth Series                258   $    2,986
   JNL/Janus Aggressive Growth
    Series                                    61        1,126
   JNL/Janus Global Equities Series           24          470
   JNL/Oppenheimer Global Growth
    Series                                    51          476
   JNL/Putnam Growth Series                   32          557
   JNL/Putnam Midcap Growth Series            54          393
   JNL/Putnam Value Equity Series            118        1,941
   Lazard/JNL Mid Cap Value Series            58          689
   Lazard/JNL Small Cap Value Series          44          498
   T. Rowe Price/JNL Mid-Cap Growth           17          394
    Series
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost  $11,037)                                 $    9,530
--------------------------------------            ============


--------------------------------------------------------------
 JNL/S&P Equity Aggressive Growth Series II
--------------------------------------------------------------

--------------------------------------
Investment Company Securities - 100%
--------------------------------------
   JNL/Alliance Growth Series                 67   $      770
   JNL/Janus Aggressive Growth
    Series                                    18          334
   JNL/Janus Global Equities Series            6          111
   JNL/Oppenheimer Global Growth
    Series                                    15          141
   JNL/Oppenheimer Growth Series              20          192
   JNL/Putnam Growth Series                    6          110
   JNL/Putnam Midcap Growth Series            16          117
   JNL/Putnam Value Equity Series             28          465
   Lazard/JNL Mid Cap Value Series            17          204
   Lazard/JNL Small Cap Value Series          21          236
   T. Rowe Price/JNL Mid-Cap Growth
    Series                                     6          146
--------------------------------------            ------------

--------------------------------------
Total Investments - 100%
   (cost  $3,381)                                  $    2,826
--------------------------------------            ============



Notes to the Schedule of Investments

(a) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2001.
(b)  Non-income producing security.
(c)  Investment purchased on a when-issued basis.
(d) Deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(e)  Restricted security. Certain conditions for public sale may exist.
(f) Security pledged as collateral for an investment purchased on a when-issued basis.
(g)  Variable rate security. Rate stated is in effect as of December 31, 2001.
(h) Coupon payment periodically increases over the life of the security. Rate is in effect as of December 31, 2001.
(i)  Security is in default.
(j)  Convertible security.
(k) Zero coupon security. Rate stated is the quoted yield as of December 31, 2001.
(l)  Security pledged to cover margin requirements on open futures contracts.


Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - European Currency Unit (Euro)
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
KRW - Korean Won
MXN - Mexican Peso
PLN - Polish Zolty
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar
ZAR - South African Rand

                     See notes to the financial statements.

JNL SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (in thousands, except net asset value per share)
DECEMBER 31, 2001


                                             AIM/JNL      AIM/JNL
                                            Large Cap    Small Cap     AIM/JNL      JNL/Alger    JNL/Alliance
                                             Growth       Growth       Value II      Growth        Growth
ASSETS                                       Series       Series        Series       Series        Series
                                           ------------ ------------  -----------  ------------  -----------
Investments, at cost                           $ 5,655      $ 6,854     $ 13,203     $ 320,196    $ 149,865
                                           ============ ============  ===========  ============  ===========
Investments, at value (a)                      $ 6,132      $ 7,741     $ 14,407     $ 334,291    $ 141,297
Cash                                                 -            -            -             -            -
Foreign currency                                     -            -            -             -            -
Receivables:
   Dividends and interest                            3            1            6           357          117
   Forward currency contracts                        -            -            -             -            -
   Foreign taxes recoverable                         -            -            -             -            -
   Fund shares sold                                  6            -            7            36           88
   Investment securities sold                       23            -            -         9,680            -
   Other                                             -            -            -             -            -
Collateral for securities loaned                     -            -            -        14,759        1,230
                                           ------------ ------------  -----------  ------------  -----------
TOTAL ASSETS                                     6,164        7,742       14,420       359,123      142,732
                                           ------------ ------------  -----------  ------------  -----------

LIABILITIES
Cash overdraft                                       -            -            -             -            -
Payables:
   Administrative fees                               -            1            1            29           12
   Advisory fees                                     5            6           11           279           91
   Investment securities purchased                 101            -          298         2,790          840
   Income payable                                    -            -            -             -            -
   Forward currency contracts                        -            -            -             -            -
   Fund shares redeemed                              -           70            3           104           48
   Other                                             -            -            6             -            -
Options written, at value (b)                        -            -            -             -            -
Return of collateral for securities loaned           -            -            -        14,759        1,230
                                           ------------ ------------  -----------  ------------  -----------
TOTAL LIABILITIES                                  106           77          319        17,961        2,221
                                           ------------ ------------  -----------  ------------  -----------
NET ASSETS                                     $ 6,058      $ 7,665     $ 14,101     $ 341,162    $ 140,511
                                           ============ ============  ===========  ============  ===========

NET ASSETS CONSIST OF:
Paid-in capital                                $ 5,569      $ 6,777     $ 12,849     $ 397,382    $ 182,512
Undistributed (accumulated) net
   investment income (loss)                          -            -            -             -            -
Accumulated net realized gain (loss)                12            1           45       (70,315)     (33,433)
Net unrealized appreciation (depreciation)         477          887        1,207        14,095       (8,568)
                                           ------------ ------------  -----------  ------------  -----------
                                               $ 6,058      $ 7,665     $ 14,101     $ 341,162    $ 140,511
                                           ============ ============  ===========  ============  ===========
SHARES OUTSTANDING (NO PAR VALUE),
   UNLIMITED SHARES AUTHORIZED                     552          661        1,276        20,886       12,147
                                           ============ ============  ===========  ============  ===========
NET ASSET VALUE PER SHARE                      $ 10.97      $ 11.60      $ 11.05       $ 16.33      $ 11.57
                                           ============ ============  ===========  ============  ===========
---------------------------------
(a)   Including securities on loan of:         $ -          $ -          $ -           $ 14,555     $ 1,224
(b)   Premiums from options written              -            -            -                  -           -


JNL SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (IN THOUSANDS, EXCEPT NET ASSET VALUE PER SHARE)
DECEMBER 31, 2001

                                                         JNL/Eagle    NL/J.P. Morgan  JNL/J.P. Morgan    JNL/Janus
                                             JNL/Eagle    SmallCap     Enhanced S&P    International     Aggressive
                                            Core Equity    Equity       500 Stock      & Emerging          Growth
ASSETS                                        Series       Series      Index Series    Markets Series      Series
                                            ------------ ------------  ------------    ------------      ------------
Investments, at cost                          $ 172,905    $ 104,769      $ 32,131         $ 8,320         $ 473,216
                                            ============ ============  ============    ============      ============
Investments, at value (a)                     $ 177,659    $ 113,353      $ 31,385         $ 7,725         $ 434,080
Cash                                                  -            -             -               2                 -
Foreign currency                                      -            -             -              77                 -
Receivables:
   Dividends and interest                           222           34            37              14               203
   Forward currency contracts                         -            -             -              48               356
   Foreign taxes recoverable                          -            -             -               -                 -
   Fund shares sold                                  65           41            29               -                89
   Investment securities sold                       213          356             -               2            13,442
   Other                                              -            -             -               -                 -
Collateral for securities loaned                  1,689           87             -               -             3,155
                                            ------------ ------------  ------------    ------------      ------------
TOTAL ASSETS                                    179,848      113,871        31,451           7,868           451,325
                                            ------------ ------------  ------------    ------------      ------------

LIABILITIES
Cash overdraft                                        -            -             -               -                 -
Payables:
   Administrative fees                               15            9             3               1                37
   Advisory fees                                    126           88            21               6               337
   Investment securities purchased                3,159          111             -              32                70
   Income payable                                     -            -             -               -                 -
   Forward currency contracts                         -            -             -              30               163
   Fund shares redeemed                              46          609             7             494            10,617
   Other                                              -            -             5               1                 -
Options written, at value (b)                         -            -             -               -                 -
Return of collateral for securities loaned        1,689           87             -               -             3,155
                                            ------------ ------------  ------------    ------------      ------------
TOTAL LIABILITIES                                 5,035          904            36             564            14,379
                                            ------------ ------------  ------------    ------------      ------------
NET ASSETS                                    $ 174,813    $ 112,967      $ 31,415         $ 7,304         $ 436,946
                                            ============ ============  ============    ============      ============
NET ASSETS CONSIST OF:
Paid-in capital                               $ 193,273    $ 108,918      $ 36,134         $ 9,909         $ 705,390
Undistributed (accumulated) net
   investment income (loss)                          53            -            15               8              (193)
Accumulated net realized gain (loss)            (23,267)      (4,535)       (3,992)         (2,046)         (229,308)
Net unrealized appreciation (depreciation)        4,754        8,584          (742)           (567)          (38,943)
                                            ------------ ------------  ------------    ------------      ------------
                                              $ 174,813    $ 112,967      $ 31,415         $ 7,304         $ 436,946
                                            ============ ============  ============    ============      ============
SHARES OUTSTANDING (NO PAR VALUE),
   UNLIMITED SHARES AUTHORIZED                   12,033        7,265         3,828             942            23,554
                                            ============ ============  ============    ============      ============
NET ASSET VALUE PER SHARE                     $   14.53    $   15.55      $   8.21         $  7.75         $   18.55
---------------------------------           ============ ============  ============    ============      ============
(a)   Including securities on loan of:        $   1,618         $ 79      $      -         $     -         $   3,117
(b)   Premiums from options written                   -            -             -               -                 -

                     See notes to the financial statements.

JNL SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (in thousands, except net asset value per share)
DECEMBER 31, 2001


                                                             JNL/Janus    JNL/Janus     JNL/Janus      JNL/
                                              JNL/Janus       Capital      Global       Growth &    Oppenheimer
                                               Balanced       Growth      Equities       Income     Global Growth
ASSETS                                          Series        Series        Series       Series       Series
                                             -------------  ------------ ------------  ------------ ------------
Investments, at cost                             $ 71,749     $ 301,688    $ 410,964      $ 20,734     $ 62,580
                                             =============  ============ ============  ============ ============
Investments, at value (a)                        $ 71,790     $ 261,807    $ 392,850      $ 20,455     $ 61,426
Cash                                                    -             -            -             -            -
Foreign currency                                        -             -           33             -           19
Receivables:
   Dividends and interest                             459            34          177            32           59
   Forward currency contracts                           -             -        2,902             -            2
   Foreign taxes recoverable                            -             -            -             -            -
   Fund shares sold                                    83            59           27             2           51
   Investment securities sold                          71         2,960          816             5           70
   Other                                                -             -           92             -           13
Collateral for securities loaned                   18,220        11,195       11,229             -          396
                                             -------------  ------------ ------------  ------------ ------------
TOTAL ASSETS                                       90,623       276,055      408,126        20,494       62,036
                                             -------------  ------------ ------------  ------------ ------------


LIABILITIES
Cash overdraft                                          -             -            -             -            -
Payables:
   Administrative fees                                  6            22           33             2            8
   Advisory fees                                       57           203          315            16           45
   Investment securities purchased                      -         3,524          982           118          287
   Income payable                                       -             -            -             -            -
   Forward currency contracts                           -             -        1,599             -            -
   Fund shares redeemed                                59           385        4,172            12        1,459
   Other                                                -             -            -             -            -
Options written, at value (b)                           -             -            -             -            -
Return of collateral for securities loaned         18,220        11,195       11,229             -          396
                                             -------------  ------------ ------------  ------------ ------------
TOTAL LIABILITIES                                  18,342        15,329       18,330           148        2,195
                                             -------------  ------------ ------------  ------------ ------------
NET ASSETS                                       $ 72,281     $ 260,726    $ 389,796      $ 20,346     $ 59,841
                                             =============  ============ ============  ============ ============
NET ASSETS CONSIST OF:
Paid-in capital                                  $ 77,957     $ 580,297    $ 494,283      $ 25,470     $ 65,183
Undistributed (accumulated) net
   investment income (loss)                            18             -          691             -          (10)
Accumulated net realized gain (loss)               (5,735)     (279,690)     (88,366)       (4,845)      (4,182)
Net unrealized appreciation (depreciation)             41       (39,881)     (16,812)         (279)      (1,150)
                                             -------------  ------------ ------------  ------------ ------------
                                                 $ 72,281     $ 260,726    $ 389,796      $ 20,346     $ 59,841
                                             =============  ============ ============  ============ ============
SHARES OUTSTANDING (NO PAR VALUE),
   UNLIMITED SHARES AUTHORIZED                      7,991        18,852       20,009         2,800        6,454
                                             =============  ============ ============  ============ ============
NET ASSET VALUE PER SHARE                        $   9.05     $   13.83    $   19.48      $   7.27     $   9.27
---------------------------------            =============  ============ ============  ============ ============
(a)   Including securities on loan of:           $ 17,839     $  10,875     $ 10,672      $      -     $    114
(b)   Premiums from options written                     -             -            -             -            -



JNL SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (in thousands, except net asset value per share)
DECEMBER 31, 2001

                                                  JNL/        JNL/PIMCO      JNL/       JNL/Putnam   JNL/Putnam
                                              Oppenheimer    Total Return   Putnam      International  Midcap
                                                 Growth         Bond        Growth        Equity       Growth
ASSETS                                           Series        Series       Series        Series       Series
                                              -------------  ------------ ------------  ------------ ------------
Investments, at cost                              $ 13,280      $ 68,207    $ 284,444     $ 115,866     $ 28,945
                                              =============  ============ ============  ============ ============
Investments, at value (a)                         $ 13,591      $ 68,112    $ 286,289     $ 106,756     $ 30,028
Cash                                                     -             -            -             -            -
Foreign currency                                         -           206            -            96            -
Receivables:
   Dividends and interest                               11           335          206           146           10
   Forward currency contracts                            -             -            -             2            -
   Foreign taxes recoverable                             -             -            -             -            -
   Fund shares sold                                     39            77           52            41           85
   Investment securities sold                            -         2,199          534           219        1,610
   Other                                                 -           131            -             -            -
Collateral for securities loaned                         -             -       13,789           954        1,587
                                              -------------  ------------ ------------  ------------ ------------
TOTAL ASSETS                                        13,641        71,060      300,870       108,214       33,320
                                              -------------  ------------ ------------  ------------ ------------

LIABILITIES
Cash overdraft                                           -             -           49            13        1,483
Payables:
   Administrative fees                                   1             4           24             9            3
   Advisory fees                                        10            32          212            96           24
   Investment securities purchased                      71        15,656        2,575           347           62
   Income payable                                        -             -            -             -            -
   Forward currency contracts                            -            16            -             1            -
   Fund shares redeemed                                  2            26        2,172         2,822          620
   Other                                                 -            14            -             -            -
Options written, at value (b)                            -           461            -             -            -
Return of collateral for securities loaned               -             -       13,789           954        1,587
                                              -------------  ------------ ------------  ------------ ------------
TOTAL LIABILITIES                                       84        16,209       18,821         4,242        3,779
                                              -------------  ------------ ------------  ------------ ------------
NET ASSETS                                        $ 13,557      $ 54,851    $ 282,049     $ 103,972     $ 29,541
                                              =============  ============ ============  ============ ============
NET ASSETS CONSIST OF:
Paid-in capital                                   $ 14,146      $ 55,065    $ 378,818     $ 132,694     $ 47,520
Undistributed (accumulated) net
   investment income (loss)                              -            55            -            37            -
Accumulated net realized gain (loss)                  (900)         (364)     (98,614)      (19,649)     (19,062)
Net unrealized appreciation (depreciation)             311            95        1,845        (9,110)       1,083
                                              -------------  ------------ ------------  ------------ ------------
                                                  $ 13,557      $ 54,851    $ 282,049     $ 103,972     $ 29,541
                                              =============  ============ ============  ============ ============
SHARES OUTSTANDING (NO PAR VALUE),
   UNLIMITED SHARES AUTHORIZED                       1,441         5,145       16,413        10,764        4,085
                                              =============  ============ ============  ============ ============
NET ASSET VALUE PER SHARE                         $   9.41      $  10.66    $   17.18     $    9.66     $   7.23
---------------------------------             =============  ============ ============  ============ ============
(a)   Including securities on loan of:            $      -      $      -    $  13,293     $     914     $  1,543
(b)   Premiums from options written                      -           594            -             -            -


                     See notes to the financial statements.


JNL SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (in thousands, except net asset value per share)
DECEMBER 31, 2001


                                              JNL/Putnam    Lazard/JNL   Lazard/JNL        PPM          PPM
                                                Value         Mid Cap     Small Cap    America/JNL  America/JNL
                                                Equity         Value        Value       Balanced    High Yield
ASSETS                                          Series        Series       Series        Series     Bond Series
                                             -------------  ------------ ------------  ------------ ------------
Investments, at cost                            $ 357,367      $ 25,435     $ 31,737     $ 196,945    $ 160,657
                                             =============  ============ ============  ============ ============
Investments, at value (a)                       $ 346,635      $ 27,508     $ 35,077     $ 209,930    $ 157,044
Cash                                                    -             -            -             -            -
Foreign currency                                        -             -            -             -            -
Receivables:
   Dividends and interest                             464            16           33         1,150        3,860
   Forward currency contracts                           -             -            -             -            -
   Foreign taxes recoverable                            -             -            -             -            -
   Fund shares sold                                   162            21           17           125           56
   Investment securities sold                         396             -          179         3,560            -
   Other                                                -             -            -             -            -
Collateral for securities loaned                        -             -            -        36,443       45,269
                                             -------------  ------------ ------------  ------------ ------------
TOTAL ASSETS                                      347,657        27,545       35,306       251,208      206,229
                                             -------------  ------------ ------------  ------------ ------------


LIABILITIES
Cash overdraft                                          -             -            -             -            -
Payables:
   Administrative fees                                 30             2            3            18           14
   Advisory fees                                      254            22           30           126           98
   Investment securities purchased                      -           548           23         2,321            -
   Income payable                                       -             -            -             -            -
   Forward currency contracts                           -             -            -             -            -
   Fund shares redeemed                               127            87           86           104           67
   Other                                                -             -            -             -            -
Options written, at value (b)                           -             -            -             -            -
Return of collateral for securities loaned              -             -            -        36,443       45,269
                                             -------------  ------------ ------------  ------------ ------------
TOTAL LIABILITIES                                     411           659          142        39,012       45,448
                                             -------------  ------------ ------------  ------------ ------------
NET ASSETS                                      $ 347,246      $ 26,886     $ 35,164     $ 212,196    $ 160,781
                                             =============  ============ ============  ============ ============
NET ASSETS CONSIST OF:
Paid-in capital                                 $ 368,267      $ 24,854     $ 31,614     $ 201,391    $ 204,527
Undistributed (accumulated) net
   investment income (loss)                            29             1            6            27          180
Accumulated net realized gain (loss)              (10,318)          (42)         204        (2,207)     (40,313)
Net unrealized appreciation (depreciation)        (10,732)        2,073        3,340        12,985       (3,613)
                                             -------------  ------------ ------------  ------------ ------------
                                                $ 347,246      $ 26,886     $ 35,164     $ 212,196    $ 160,781
                                             =============  ============ ============  ============ ============
SHARES OUTSTANDING (NO PAR VALUE),
   UNLIMITED SHARES AUTHORIZED                     21,051         2,247        3,084        15,158       19,388
                                             =============  ============ ============  ============ ============
NET ASSET VALUE PER SHARE                       $   16.50     $   11.97    $   11.40     $   14.00    $    8.29
---------------------------------            =============  ============ ============  ============ ============
(a)   Including securities on loan of:          $       -     $       -    $       -     $  35,705    $  44,327
(b)   Premiums from options written                     -             -            -             -            -


                                                                                                      Salomon
                                                 PPM          Salomon      Salomon       Salomon    Brothers/JNL
                                               America/     Brothers/JNL Brothers/JNL  Brothers/JNL U.S. Government
                                              JNL Money      Balanced    Global Bond   High Yield    & Quality
ASSETS                                       Market Series    Series       Series      Bond Series  Bond Series
                                             -------------  ------------ ------------  ------------ ------------
Investments, at cost                            $ 231,019      $ 19,633    $ 133,098      $ 22,007    $ 264,921
                                             =============  ============ ============  ============ ============
Investments, at value (a)                       $ 231,019      $ 19,731    $ 131,432      $ 19,763    $ 267,998
Cash                                                    -             -           84             -            6
Foreign currency                                        -             -            8             -            -
Receivables:
   Dividends and interest                               1            79        1,944           468        1,723
   Forward currency contracts                           -             -           17             -            -
   Foreign taxes recoverable                            -             -            -             -            -
   Fund shares sold                                11,983             6           91             9           46
   Investment securities sold                           -             -            -             -           27
   Other                                                -             -            -             -          399
Collateral for securities loaned                        -             -       37,040             -       83,722
                                             -------------  ------------ ------------  ------------ ------------
TOTAL ASSETS                                      243,003        19,816      170,616        20,240      353,921
                                             -------------  ------------ ------------  ------------ ------------

LIABILITIES
Cash overdraft                                          -             -            -             -            -
Payables:
   Administrative fees                                 20             1           10             2           19
   Advisory fees                                      117            12           88            13          131
   Investment securities purchased                      -         1,703       10,054             -       43,626
   Income payable                                     253             -            -             -            -
   Forward currency contracts                           -             -           23             -            -
   Fund shares redeemed                                95             3           37             5          148
   Other                                                -             -           54             -            -
Options written, at value (b)                           -             -            -             -            -
Return of collateral for securities loaned              -             -       37,040             -       83,722
                                             -------------  ------------ ------------  ------------ ------------
TOTAL LIABILITIES                                     485         1,719       47,306            20      127,646
                                             -------------  ------------ ------------  ------------ ------------
NET ASSETS                                      $ 242,518      $ 18,097    $ 123,310      $ 20,220    $ 226,275
                                             =============  ============ ============  ============ ============
NET ASSETS CONSIST OF:
Paid-in capital                                 $ 242,518      $ 18,231    $ 126,785      $ 24,142    $ 224,698
Undistributed (accumulated) net
   investment income (loss)                             -             3          270             9          405
Accumulated net realized gain (loss)                    -          (235)      (2,009)       (1,687)      (2,361)
Net unrealized appreciation (depreciation)              -            98       (1,736)       (2,244)       3,533
                                             -------------  ------------ ------------  ------------ ------------
                                                $ 242,518      $ 18,097    $ 123,310      $ 20,220    $ 226,275
                                             =============  ============ ============  ============ ============
SHARES OUTSTANDING (NO PAR VALUE),
   UNLIMITED SHARES AUTHORIZED                    242,518         1,757       11,847         2,725       20,250
                                             =============  ============ ============  ============ ============
NET ASSET VALUE PER SHARE                       $    1.00      $  10.30    $   10.41      $   7.42    $   11.17
---------------------------------            =============  ============ ============  ============ ============
(a)   Including securities on loan of:          $       -      $      -    $  36,023      $      -    $  82,220
(b)   Premiums from options written                     -             -            -             -            -


                     See notes to the financial statements.

JNL SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (in thousands, except net asset value per share)
DECEMBER 31, 2001
                                               T. Rowe Price/   T. Rowe Price/  T. Rowe       JNL/S&P      JNL/S&P
                                               JNL Established  JNL Mid-Cap    Price/JNL    Conservative  Moderate
                                                  Growth          Growth         Value        Growth       Growth
ASSETS                                            Series          Series        Series        Series       Series
                                               -------------    ------------  ------------  ------------ ------------
Investments, at cost                              $ 454,979       $ 294,500     $ 216,481      $ 16,792     $ 37,864
                                               =============    ============  ============  ============ ============
Investments, at value (a)                         $ 477,643       $ 369,319     $ 216,281      $ 15,498     $ 34,328
Cash                                                      2               -            -             -            -
Foreign currency                                         10               -            -             -            -
Receivables:
   Dividends and interest                               386              90          265             2            -
   Forward currency contracts                             -               -            -             -            -
   Foreign taxes recoverable                              5               -            -             -            -
   Fund shares sold                                     124             487          109             6            6
   Investment securities sold                         3,663           1,456            -             -            -
   Other                                                  -               -            -             -            -
Collateral for securities loaned                      8,400               -        2,551             -            -
                                               -------------   -------------  -----------  ------------ ------------
TOTAL ASSETS                                        490,233         371,352      219,206        15,506       34,334
                                               -------------   -------------  -----------  ------------ ------------


LIABILITIES
Cash overdraft                                            -             -              -             -            -
Payables:
   Administrative fees                                   40            30             18             -            -
   Advisory fees                                        323           279            161             3            6
   Investment securities purchased                    7,207         1,259              -             -            -
   Income payable                                         -             -              -             -            -
   Forward currency contracts                             -             -              -             -            -
   Fund shares redeemed                                 158         3,756             68             8           11
   Other                                                  -             -              -             -            -
Options written, at value (b)                             -             -              -             -            -
Return of collateral for securities loaned            8,400             -          2,551             -            -
                                               -------------  ------------   ------------  ------------ ------------
TOTAL LIABILITIES                                    16,128         5,324          2,798            11           17
                                               -------------  ------------   ------------  ------------ ------------
NET ASSETS                                        $ 474,105     $ 366,028      $ 216,408      $ 15,495     $ 34,317
                                               =============  ============   ============  ============ ============
NET ASSETS CONSIST OF:
Paid-in capital                                   $ 504,893     $ 300,235      $ 217,155      $ 17,244     $ 40,266
Undistributed (accumulated) net
   investment income (loss)                             354             -             13           221          364
Accumulated net realized gain (loss)                (53,806)       (9,026)          (560)         (676)      (2,777)
Net unrealized appreciation (depreciation)           22,664        74,819           (200)       (1,294)      (3,536)
                                               -------------  ------------   ------------  ------------ ------------
                                                  $ 474,105     $ 366,028      $ 216,408      $ 15,495     $ 34,317
                                               =============  ============   ============  ============ ============
SHARES OUTSTANDING (NO PAR VALUE),
   UNLIMITED SHARES AUTHORIZED                       28,249        15,834         19,472         1,792        4,272
                                               =============  ============   ============  ============ ============
NET ASSET VALUE PER SHARE                         $   16.78     $   23.12      $   11.11      $   8.65     $   8.03
---------------------------------              =============  ============   ============  ============ ============
(a)   Including securities on loan of:            $   8,078     $       -      $   2,474       $     -     $      --
(b)   Premiums from options written                       -             -              -             -            --


                                                 JNL/S&P        JNL/S&P      JNL/S&P       JNL/S&P    JNL/S&P Very
                                                Aggressive    Conservative  Moderate     Aggressive   Aggressive
                                                  Growth        Growth       Growth        Growth       Growth
ASSETS                                            Series       Series I     Series I      Series I     Series I
                                               -------------  ------------ ------------  ------------ ------------
Investments, at cost                               $ 21,824     $ 198,230    $ 311,564     $ 116,669     $ 62,320
                                               =============  ============ ============  ============ ============
Investments, at value (a)                          $ 18,320     $ 187,484    $ 298,631     $ 107,564     $ 58,370
Cash                                                      -             -            -             -            -
Foreign currency                                          -             -            -             -            -
Receivables:
   Dividends and interest                                 -            21           18             -            -
   Forward currency contracts                             -             -            -             -            -
   Foreign taxes recoverable                              -             -            -             -            -
   Fund shares sold                                      73            67          188            42           10
   Investment securities sold                             -             -            -             -            -
   Other                                                  -             -            -             -            -
Collateral for securities loaned                          -             -            -             -            -
                                               -------------  ------------ ------------  ------------ ------------
TOTAL ASSETS                                         18,393       187,572      298,837       107,606       58,380
                                               -------------  ------------ ------------  ------------ ------------
LIABILITIES
Cash overdraft                                            -             -            -             -            -
Payables:
   Administrative fees                                    -             -            -             -            -
   Advisory fees                                          3            31           50            18           10
   Investment securities purchased                        -             -            -             -            -
   Income payable                                         -             -            -             -            -
   Forward currency contracts                             -             -            -             -            -
   Fund shares redeemed                                   3            46           46            69           12
   Other                                                  -             -            -             -            -
Options written, at value (b)                             -             -            -             -            -
Return of collateral for securities loaned                -             -            -             -            -
                                               -------------  ------------ ------------  ------------ ------------
TOTAL LIABILITIES                                         6            77           96            87           22
                                               -------------  ------------ ------------  ------------ ------------
NET ASSETS                                         $ 18,387     $ 187,495    $ 298,741     $ 107,519     $ 58,358
                                               =============  ============ ============  ============ ============
NET ASSETS CONSIST OF:
Paid-in capital                                    $ 25,223     $ 206,038    $ 339,934     $ 133,570     $ 82,878
Undistributed (accumulated) net
   investment income (loss)                              77         3,919        4,348         1,155           37
Accumulated net realized gain (loss)                 (3,409)      (11,716)     (32,608)      (18,101)     (20,607)
Net unrealized appreciation (depreciation)           (3,504)      (10,746)     (12,933)       (9,105)      (3,950)
                                               -------------  ------------ ------------  ------------ ------------
                                                   $ 18,387     $ 187,495    $ 298,741     $ 107,519     $ 58,358
                                               =============  ============ ============  ============ ============
SHARES OUTSTANDING (NO PAR VALUE),
   UNLIMITED SHARES AUTHORIZED                        2,466        17,796       27,923        10,285        5,877
                                               =============  ============ ============  ============ ============
NET ASSET VALUE PER SHARE                          $   7.46     $   10.54    $   10.70     $   10.45     $   9.93
---------------------------------              =============  ============ ============  ============ ============
(a)   Including securities on loan of:             $      -     $       -    $       -     $       -     $      -
(b)   Premiums from options written                       -             -            -             -            -


                     See notes to the financial statements.

JNL SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (in thousands, except net asset value per share)
DECEMBER 31, 2001


                                                 JNL/S&P    JNL/S&P Equity   JNL/S&P      JNL/S&P      JNL/S&P
                                                  Equity      Aggressive   Conservative   Moderate    Aggressive
                                                  Growth        Growth       Growth        Growth       Growth
ASSETS                                           Series I      Series I     Series II     Series II    Series II
                                               -------------  ------------ ------------  ------------ ------------
Investments, at cost                              $ 161,065      $ 45,093     $ 13,893      $ 19,798      $ 6,930
                                               =============  ============ ============  ============ ============
Investments, at value (a)                         $ 145,346      $ 41,054     $ 13,199      $ 17,863      $ 5,980
Cash                                                      -             -            -             -            -
Foreign currency                                          -             -            -             -            -
Receivables:
   Dividends and interest                                 -             -            -             -            -
   Forward currency contracts                             -             -            -             -            -
   Foreign taxes recoverable                              -             -            -             -            -
   Fund shares sold                                     109             1            6            42            -
   Investment securities sold                             -             -            -             -            -
   Other                                                  -             -            -             -            -
Collateral for securities loaned                          -             -            -             -            -
                                               -------------  ------------ ------------  ------------ ------------
TOTAL ASSETS                                        145,455        41,055       13,205        17,905        5,980
                                               -------------  ------------ ------------  ------------ ------------
LIABILITIES
Cash overdraft                                            -             -            -             -            -
Payables:
   Administrative fees                                    -             -            -             -            -
   Advisory fees                                         24             7            2             3            1
   Investment securities purchased                        -             -            -             -            -
   Income payable                                         -             -            -             -            -
   Forward currency contracts                             -             -            -             -            -
   Fund shares redeemed                                  18            10            1             2            1
   Other                                                  -             -            -             -            -
Options written, at value (b)                             -             -            -             -            -
Return of collateral for securities loaned                -             -            -             -            -
                                               -------------  ------------ ------------  ------------ ------------
TOTAL LIABILITIES                                        42            17            3             5            2
                                               -------------  ------------ ------------  ------------ ------------
NET ASSETS                                        $ 145,413      $ 41,038     $ 13,202      $ 17,900      $ 5,978
                                               =============  ============ ============  ============ ============
NET ASSETS CONSIST OF:
Paid-in capital                                   $ 195,782      $ 56,954     $ 14,920      $ 21,427      $ 7,652
Undistributed (accumulated) net
   investment income (loss)                             130            26          276           258           60
Accumulated net realized gain (loss)                (34,780)      (11,903)      (1,300)       (1,850)        (784)
Net unrealized appreciation (depreciation)          (15,719)       (4,039)        (694)       (1,935)        (950)
                                               -------------  ------------ ------------  ------------ ------------
                                                  $ 145,413      $ 41,038     $ 13,202      $ 17,900      $ 5,978
                                               =============  ============ ============  ============ ============
SHARES OUTSTANDING (NO PAR VALUE),
   UNLIMITED SHARES AUTHORIZED                       14,941         4,284        1,433         1,896          665
                                               =============  ============ ============  ============ ============
NET ASSET VALUE PER SHARE                         $    9.73      $   9.58     $   9.21      $   9.44      $  8.99
---------------------------------              =============  ============ ============  ============ ============
(a)   Including securities on loan of:            $       -      $      -     $      -      $      -      $     -
(b)   Premiums from options written                       -             -            -             -            -




                                               JNL/S&P Very     JNL/S&P    JNL/S&P Equity
                                                Aggressive      Equity     Aggressive
                                                  Growth        Growth       Growth
                                                Series II      Series II    Series II
ASSETS                                         -------------  ------------ ------------

Investments, at cost                                $ 3,720      $ 11,037      $ 3,381
                                               =============  ============ ============
Investments, at value (a)                           $ 3,160       $ 9,530      $ 2,826
Cash                                                      -             -            -
Foreign currency                                          -             -            -
Receivables:
   Dividends and interest                                 -             -            -
   Forward currency contracts                             -             -            -
   Foreign taxes recoverable                              -             -            -
   Fund shares sold                                       -             -            -
   Investment securities sold                             -             -            -
   Other                                                  -             -            -
Collateral for securities loaned                          -             -            -
                                               -------------  ------------ ------------
TOTAL ASSETS                                          3,160         9,530        2,826
                                               -------------  ------------ ------------
LIABILITIES
Cash overdraft                                            -             -            -
Payables:
   Administrative fees                                    -             -            -
   Advisory fees                                          1             1            1
   Investment securities purchased                        -             -            -
   Income payable                                         -             -            -
   Forward currency contracts                             -             -            -
   Fund shares redeemed                                   -            57            -
   Other                                                  -             -            -
Options written, at value (b)                             -             -            -
Return of collateral for securities loaned                -             -            -
                                               -------------  ------------ ------------
TOTAL LIABILITIES                                         1            58            1
                                               -------------  ------------ ------------
NET ASSETS                                          $ 3,159       $ 9,472      $ 2,825
                                               =============  ============ ============
NET ASSETS CONSIST OF:                              $ 4,489      $ 12,774      $ 3,901
Paid-in capital
Undistributed (accumulated) net                           2            13            2
   investment income (loss)                            (772)       (1,808)        (523)
Accumulated net realized gain (loss)                   (560)       (1,507)        (555)
Net unrealized appreciation (depreciation)     -------------  ------------ ------------
                                                    $ 3,159       $ 9,472      $ 2,825
                                               =============  ============ ============
SHARES OUTSTANDING (NO PAR VALUE),
   UNLIMITED SHARES AUTHORIZED                          333         1,015          287
                                               =============  ============ ============
NET ASSET VALUE PER SHARE                           $  9.49       $  9.33      $  9.86
---------------------------------              =============  ============ ============
(a)   Including securities on loan of:              $     -       $     -      $     -
(b)   Premiums from options written                       -             -            -



                     See notes to the financial statements.

JNL SERIES TRUST
STATEMENTS OF OPERATIONS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001


                                                 AIM/JNL      AIM/JNL
                                                Large Cap    Small Cap      AIM/JNL     JNL/Alger    JNL/Alliance
                                                 Growth       Growth       Value II      Growth        Growth
                                               Series (a)   Series (a)    Series (a)     Series        Series
                                               ------------ ------------  ------------ ------------  ------------
INVESTMENT INCOME
   Dividends                                           $ 6          $ 1          $ 13      $ 2,593         $ 999
   Interest                                              2            3             9          543           206
   Foreign taxes withheld                                -            -             -          (14)          (16)
   Securities lending                                    -            -             -            9             9
                                               ------------ ------------  ------------ ------------  ------------
TOTAL INVESTMENT INCOME                                  8            4            22        3,131         1,198
                                               ------------ ------------  ------------ ------------  ------------

EXPENSES
   Administrative fees                                   1            1             2          373           130
   Advisory fees                                         9           11            21        3,614         1,008
   Interest expense                                      -            -             -            -             -
   12b-1 fees                                            2            1             5            -            32
                                               ------------ ------------  ------------ ------------  ------------
TOTAL EXPENSES                                          12           13            28        3,987         1,170
                                               ------------ ------------  ------------ ------------  ------------
   FEES PAID INDIRECTLY                                 (2)          (1)           (5)           -           (32)
                                               ------------ ------------  ------------ ------------  ------------
NET EXPENSES                                            10           12            23        3,987         1,138
                                                ------------ ------------  ------------ ------------  ------------
NET INVESTMENT INCOME (LOSS)                            (2)          (8)           (1)        (856)           60
                                               ------------ ------------  ------------ ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies               -            -             -            -             -
   Investments                                          14            1             7      (66,482)      (29,368)
   Foreign currency related items                        -            -             -            -             -
   Futures contracts and options written                 -            -            39            -             -
   Investment securities sold short                      -            -             -            -             -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                         477          887         1,204       14,855         4,377
   Foreign currency related items                        -            -             -            -             -
   Futures contracts and options written                 -            -             3            -             -
   Investment securities sold short                      -            -             -            -             -
                                               ------------ ------------  ------------ ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                491          888         1,253      (51,627)      (24,991)
                                               ------------ ------------  ------------ ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                   $ 489        $ 880       $ 1,252    $ (52,483)    $ (24,931)
---------------------------------              ============ ============  ============ ============  ============
(a) Period from October 29, 2001 (commencement of operations).




                                                               JNL/Eagle JNL/J.P. Morgan JNL/J.P. Morgan   JNL/Janus
                                                JNL/Eagle      SmallCap    Enhanced S&P   International   Aggressive
                                               Core Equity      Equity      500 Stock      & Emerging       Growth
                                                  Series        Series     Index Series  Markets Series     Series
                                               -------------  ------------ ------------  --------------   ------------
INVESTMENT INCOME
   Dividends                                        $ 1,945         $ 378        $ 329           $ 181        $ 3,038
   Interest                                             446           294           19              14          2,545
   Foreign taxes withheld                                (8)            -           (1)            (23)          (125)
   Securities lending                                     9            50            1               -            182
                                               -------------  ------------ ------------  --------------   ------------
TOTAL INVESTMENT INCOME                               2,392           722          348             172          5,640
                                               -------------  ------------ ------------  --------------   ------------

EXPENSES
   Administrative fees                                  155            97           26               8            544
   Advisory fees                                      1,342           922          208              78          4,847
   Interest expense                                       -             -            -               -              -
   12b-1 fees                                            39            19            -               -            167
                                               -------------  ------------ ------------  --------------   ------------
TOTAL EXPENSES                                        1,536         1,038          234              86          5,558
                                               -------------  ------------ ------------  --------------   ------------
   FEES PAID INDIRECTLY                                 (39)          (19)           -               -           (167)
                                               -------------  ------------ ------------  --------------   ------------
NET EXPENSES                                          1,497         1,019          234              86          5,391
                                               -------------  ------------ ------------  --------------   ------------
NET INVESTMENT INCOME (LOSS)                            895          (297)         114              86            249
                                               -------------  ------------ ------------  --------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                -             -            -               -              -
   Investments                                      (19,067)       (4,104)      (2,984)         (1,512)      (214,902)
   Foreign currency related items                         -             -            -             (34)          (855)
   Futures contracts and options written                 71             -          (51)            (41)             -
   Investment securities sold short                       -             -            -               -              -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                        4,393        14,965          271            (275)          (414)
   Foreign currency related items                         -             -            -               4          3,427
   Futures contracts and options written                  -             -            -              13              -
   Investment securities sold short                       -             -            -               -              -
                                               -------------  ------------ ------------  --------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)             (14,603)       10,861       (2,764)         (1,845)      (212,744)
                                               -------------  ------------ ------------  --------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                $ (13,708)     $ 10,564     $ (2,650)     $   (1,759)   $  (212,495)
---------------------------------              =============  ============ ============  ==============   ============
(a) Period from October 29, 2001 (commencement of operations).


                     See notes to the financial statements.

JNL SERIES TRUST
STATEMENTS OF OPERATIONS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001


                                                               JNL/Janus    JNL/Janus     JNL/Janus      JNL/
                                                JNL/Janus       Capital      Global       Growth &    Oppenheimer
                                                 Balanced       Growth      Equities       Income     Global Growth
                                                  Series        Series        Series       Series     Series (a)
                                               -------------  ------------ ------------  ------------ ------------
INVESTMENT INCOME
   Dividends                                          $ 396         $ 382      $ 5,221         $ 175        $ 482
   Interest                                           1,854           920        2,267           187          159
   Foreign taxes withheld                                (2)            -         (423)           (1)         (29)
   Securities lending                                    30            44          142             -            2
                                               -------------  ------------ ------------  ------------ ------------
TOTAL INVESTMENT INCOME                               2,278         1,346        7,207           361          614
                                               -------------  ------------ ------------  ------------ ------------

EXPENSES
   Administrative fees                                   64           335          493            20           58
   Advisory fees                                        613         3,062        4,661           193          348
   Interest expense                                       -             -            -             -            -
   12b-1 fees                                            10            66           68             2            -
                                               -------------  ------------ ------------  ------------ ------------
TOTAL EXPENSES                                          687         3,463        5,222           215          406
                                               -------------  ------------ ------------  ------------ ------------
   FEES PAID INDIRECTLY                                 (10)          (66)         (68)           (2)           -
                                               -------------  ------------ ------------  ------------ ------------
NET EXPENSES                                            677         3,397        5,154           213          406
                                               -------------  ------------ ------------  ------------ ------------
NET INVESTMENT INCOME (LOSS)                          1,601        (2,051)       2,053           148          208
                                               -------------  ------------ ------------  ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                -             -            -             -            -
   Investments                                       (4,553)     (239,558)     (86,372)       (4,209)      (4,181)
   Foreign currency related items                         -             -        8,258             -         (307)
   Futures contracts and options written                  -             -            -             -            -
   Investment securities sold short                       -             -            -             -            -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                          105        45,786      (64,728)        1,058       (1,154)
   Foreign currency related items                         -             -         (224)            -            4
   Futures contracts and options written                  -             -            -             -            -
   Investment securities sold short                       -             -            -             -            -
                                               -------------  ------------ ------------  ------------ ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)              (4,448)     (193,772)    (143,066)       (3,151)      (5,638)
                                               -------------  ------------ ------------  ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 $ (2,847)   $ (195,823)  $ (141,013)     $ (3,003)    $ (5,430)
---------------------------------              =============  ============ ============  ============ ============
(a) Period from May 1, 2001 (commencement of operations).


JNL SERIES TRUST
STATEMENTS OF OPERATIONS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                   JNL/        JNL/PIMCO       JNL/       JNL/Putnam    JNL/Putnam
                                               Oppenheimer    Total Return    Putnam    International     Midcap
                                                  Growth         Bond         Growth       Equity         Growth
                                                Series (a)      Series        Series       Series         Series
                                               -------------  ------------  ------------ ------------  ------------
INVESTMENT INCOME
   Dividends                                           $ 30           $ -       $ 2,730        $ 281         $ 154
   Interest                                              51         1,653           341        2,085            82
   Foreign taxes withheld                                 -             -            (3)        (254)            -
   Securities lending                                     -             -            12          103             6
                                               -------------  ------------  ------------ ------------  ------------
TOTAL INVESTMENT INCOME                                  81         1,653         3,080        2,215           242
                                               -------------  ------------  ------------ ------------  ------------

EXPENSES
   Administrative fees                                    7            32           343          115            41
   Advisory fees                                         62           225         2,967        1,230           390
   Interest expense                                       -             -             -            -             -
   12b-1 fees                                             -             -           103           15            15
                                               -------------  ------------  ------------ ------------  ------------
TOTAL EXPENSES                                           69           257         3,413        1,360           446
                                               -------------  ------------  ------------ ------------  ------------
   FEES PAID INDIRECTLY                                   -             -          (103)         (15)          (15)
                                               -------------  ------------  ------------ ------------  ------------
NET EXPENSES                                             69           257         3,310        1,345           431
                                               -------------  ------------  ------------ ------------  ------------
NET INVESTMENT INCOME (LOSS)                             12         1,396          (230)         870          (189)
                                               -------------  ------------  ------------ ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                -             -             -            -             -
   Investments                                         (900)          663       (85,151)     (18,158)      (18,035)
   Foreign currency related items                         -            29             -          (29)            -
   Futures contracts and options written                  -           432             -            -             -
   Investment securities sold short                       -           (96)            -            -             -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                          311          (312)      (25,473)      (7,901)          943
   Foreign currency related items                         -             5             -            1             -
   Futures contracts and options written                  -           176             -            -             -
   Investment securities sold short                       -            63             -            -             -
                                               -------------  ------------  ------------ ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                (589)          960      (110,624)     (26,087)      (17,092)
                                               -------------  ------------  ------------ ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                   $ (577)      $ 2,356    $ (110,854)   $ (25,217)    $ (17,281)
---------------------------------              =============  ============  ============ ============  ============
(a) Period from May 1, 2001 (commencement of operations).



                     See notes to the financial statements.


JNL SERIES TRUST
STATEMENTS OF OPERATIONS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001



                                                JNL/Putnam    Lazard/JNL   Lazard/JNL        PPM          PPM
                                                  Value         Mid Cap     Small Cap    America/JNL  America/JNL
                                                  Equity         Value        Value       Balanced    High Yield
                                                  Series        Series       Series        Series     Bond Series
                                               -------------  ------------ ------------  ------------ ------------
INVESTMENT INCOME
   Dividends                                        $ 6,409         $ 267        $ 234       $ 2,268          $ -
   Interest                                             409            46           43         5,183       15,180
   Foreign taxes withheld                               (57)            -            -             -            -
   Securities lending                                     5             -            -            72           96
                                               -------------  ------------ ------------  ------------ ------------
TOTAL INVESTMENT INCOME                               6,766           313          277         7,523       15,276
                                               -------------  ------------ ------------  ------------ ------------

EXPENSES
   Administrative fees                                  364            18           19           184          161
   Advisory fees                                      3,133           177          198         1,306        1,148
   Interest expense                                       -             -            -             -            -
   12b-1 fees                                            91            22           12             -            -
                                               -------------  ------------ ------------  ------------ ------------
TOTAL EXPENSES                                        3,588           217          229         1,490        1,309
                                               -------------  ------------ ------------  ------------ ------------
   FEES PAID INDIRECTLY                                 (91)          (22)         (12)            -            -
                                               -------------  ------------ ------------  ------------ ------------
NET EXPENSES                                          3,497           195          217         1,490        1,309
                                               -------------  ------------ ------------  ------------ ------------
NET INVESTMENT INCOME (LOSS)                          3,269           118           60         6,033       13,967
                                               -------------  ------------ ------------  ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                -             -            -             -            -
   Investments                                        5,491         2,032        2,289         1,665      (21,850)
   Foreign currency related items                        (2)            -            -             -            -
   Futures contracts and options written                  -             -            -             -            -
   Investment securities sold short                       -             -            -             -            -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                      (35,571)          539        2,005         9,756       15,909
   Foreign currency related items                         -             -            -             -            -
   Futures contracts and options written                  -             -            -             -            -
   Investment securities sold short                       -             -            -             -            -
                                               -------------  ------------ ------------  ------------ ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)             (30,082)        2,571        4,294        11,421       (5,941)
                                               -------------  ------------ ------------  ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                $ (26,813)      $ 2,689      $ 4,354      $ 17,454      $ 8,026
                                               =============  ============ ============  ============ ============


JNL SERIES TRUST
STATEMENTS OF OPERATIONS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                                         Salomon
                                                    PPM          Salomon      Salomon       Salomon    Brothers/JNL
                                                  America/     Brothers/JNL Brothers/JNL  Brothers/JNL U.S. Government
                                                 JNL Money      Balanced    Global Bond   High Yield    & Quality
                                                Market Series    Series       Series      Bond Series  Bond Series
                                                -------------  ------------ ------------  ------------ ------------
INVESTMENT INCOME
   Dividends                                             $ -         $ 111          $ 9           $ 1          $ -
   Interest                                            9,002           393        8,744         1,795       11,033
   Foreign taxes withheld                                  -            (1)           -             -            -
   Securities lending                                      -             -           34             -          253
                                                -------------  ------------ ------------  ------------ ------------
TOTAL INVESTMENT INCOME                                9,002           503        8,787         1,796       11,286
                                                -------------  ------------ ------------  ------------ ------------

EXPENSES
   Administrative fees                                   226            15          118            19          191
   Advisory fees                                       1,340           119        1,003           152        1,317
   Interest expense                                        -             4           38             -           57
   12b-1 fees                                              -             -            -             -            -
                                                -------------  ------------ ------------  ------------ ------------
TOTAL EXPENSES                                         1,566           138        1,159           171        1,565
                                                -------------  ------------ ------------  ------------ ------------
   FEES PAID INDIRECTLY                                    -             -            -             -            -
                                                -------------  ------------ ------------  ------------ ------------
NET EXPENSES                                           1,566           138        1,159           171        1,565
                                                -------------  ------------ ------------  ------------ ------------
NET INVESTMENT INCOME (LOSS)                           7,436           365        7,628         1,625        9,721
                                                -------------  ------------ ------------  ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                 -             -            -             -            -
   Investments                                             -          (139)         (76)         (826)       2,692
   Foreign currency related items                          -             -         (150)            -         (326)
   Futures contracts and options written                   -             -           14             -            -
   Investment securities sold short                        -             -            -             -            -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                             -          (279)          45            64         (977)
   Foreign currency related items                          -             -          184             -            -
   Futures contracts and options written                   -             -          (62)            -          456
   Investment securities sold short                        -             -            -             -            -
                                                -------------  ------------ ------------  ------------ ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                    -          (418)         (45)         (762)       1,845
                                                -------------  ------------ ------------  ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                   $ 7,436         $ (53)     $ 7,583         $ 863     $ 11,566
                                                =============  ============ ============  ============ ============



                     See notes to the financial statements.


JNL SERIES TRUST
STATEMENTS OF OPERATIONS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                               T. Rowe Price/   T. Rowe Price/ T. Rowe       JNL/S&P      JNL/S&P
                                               JNL Established  JNL Mid-Cap   Price/JNL    Conservative  Moderate
                                                  Growth          Growth        Value        Growth       Growth
                                                  Series          Series       Series        Series       Series
                                               -------------    ------------ ------------  ------------ ------------
INVESTMENT INCOME
   Dividends                                        $ 3,890           $ 893      $ 2,708         $ 246        $ 421
   Interest                                             963             721          450             -            -
   Foreign taxes withheld                               (45)             (2)         (10)            -            -
   Securities lending                                    27              57            2             -            -
                                               -------------    ------------ ------------  ------------ ------------
TOTAL INVESTMENT INCOME                               4,835           1,669        3,150           246          421
                                               -------------    ------------ ------------  ------------ ------------

EXPENSES
   Administrative fees                                  469             361          163             -            -
   Advisory fees                                      3,824           3,322        1,467            25           56
   Interest expense                                       -               -            -             -            -
   12b-1 fees                                            33              22           27             -            -
                                               -------------    ------------ ------------  ------------ ------------
TOTAL EXPENSES                                        4,326           3,705        1,657            25           56
                                               -------------    ------------ ------------  ------------ ------------
   FEES PAID INDIRECTLY                                 (33)            (22)         (27)            -            -
                                               -------------    ------------ ------------  ------------ ------------
NET EXPENSES                                          4,293           3,683        1,630            25           56
                                               -------------    ------------ ------------  ------------ ------------
NET INVESTMENT INCOME (LOSS)                            542          (2,014)       1,520           221          365
                                               -------------    ------------ ------------  ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                -               -            -            72          186
   Investments                                      (50,255)         (7,461)        (278)         (719)      (2,895)
   Foreign currency related items                      (176)              -           (1)            -            -
   Futures contracts and options written                  -               -            -             -            -
   Investment securities sold short                       -               -            -             -            -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                       (6,910)            139       (2,163)         (285)        (173)
   Foreign currency related items                       (10)              -            -             -            -
   Futures contracts and options written                  -               -            -             -            -
   Investment securities sold short                       -               -            -             -            -
                                               -------------    ------------ ------------  ------------ ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)             (57,351)         (7,322)      (2,442)         (932)      (2,882)
                                               -------------    ------------ ------------  ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                $ (56,809)       $ (9,336)      $ (922)       $ (711)    $ (2,517)
                                               =============    ============ ============  ============ ============




JNL SERIES TRUST
STATEMENTS OF OPERATIONS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                 JNL/S&P        JNL/S&P      JNL/S&P       JNL/S&P    JNL/S&P Very
                                                Aggressive    Conservative  Moderate     Aggressive   Aggressive
                                                  Growth        Growth       Growth        Growth       Growth
                                                  Series       Series I     Series I      Series I     Series I
                                               -------------  ------------ ------------  ------------ ------------
INVESTMENT INCOME
   Dividends                                          $ 114       $ 4,243      $ 4,871       $ 1,354        $ 150
   Interest                                               -             -            -             -            -
   Foreign taxes withheld                                 -             -            -             -            -
   Securities lending                                     -             -            -             -            -
                                               -------------  ------------ ------------  ------------ ------------
TOTAL INVESTMENT INCOME                                 114         4,243        4,871         1,354          150
                                               -------------  ------------ ------------  ------------ ------------

EXPENSES
   Administrative fees                                    -             -            -             -            -
   Advisory fees                                         37           324          523           199          113
   Interest expense                                       -             -            -             -            -
   12b-1 fees                                             -             -            -             -            -
                                               -------------  ------------ ------------  ------------ ------------
TOTAL EXPENSES                                           37           324          523           199          113
                                              -------------  ------------ ------------  ------------ ------------
   FEES PAID INDIRECTLY                                   -             -            -             -            -
                                               -------------  ------------ ------------  ------------ ------------
NET EXPENSES                                             37           324          523           199          113
                                               -------------  ------------ ------------  ------------ ------------
NET INVESTMENT INCOME (LOSS)                             77         3,919        4,348         1,155           37
                                               -------------  ------------ ------------  ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies               89           462        1,401           476          261
   Investments                                       (3,465)      (10,828)     (31,766)      (18,000)     (20,617)
   Foreign currency related items                         -             -            -             -            -
   Futures contracts and options written                  -             -            -             -            -
   Investment securities sold short                       -             -            -             -            -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                           96          (872)       6,960         5,297       11,830
   Foreign currency related items                         -             -            -             -            -
   Futures contracts and options written                  -             -            -             -            -
   Investment securities sold short                       -             -            -             -            -
                                               -------------  ------------ ------------  ------------ ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)              (3,280)      (11,238)     (23,405)      (12,227)      (8,526)
                                               -------------  ------------ ------------  ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 $ (3,203)     $ (7,319)   $ (19,057)    $ (11,072)    $ (8,489)
                                               =============  ============ ============  ============ ============



                     See notes to the financial statements.


JNL SERIES TRUST
STATEMENTS OF OPERATIONS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                    JNL/S&P    JNL/S&P Equity   JNL/S&P       JNL/S&P      JNL/S&P
                                                     Equity      Aggressive   Conservative   Moderate    Aggressive
                                                     Growth        Growth       Growth        Growth       Growth
                                                    Series I      Series I     Series II     Series II    Series II
                                                  -------------  ------------ ------------  ------------ ------------
INVESTMENT INCOME
   Dividends                                             $ 410         $ 108        $ 298         $ 293         $ 71
   Interest                                                  -             -            -             -            -
   Foreign taxes withheld                                    -             -            -             -            -
   Securities lending                                        -             -            -             -            -
                                                  -------------  ------------ ------------  ------------ ------------
TOTAL INVESTMENT INCOME                                    410           108          298           293           71
                                                  -------------  ------------ ------------  ------------ ------------

EXPENSES
   Administrative fees                                       -             -            -             -            -
   Advisory fees                                           280            82           22            35           11
   Interest expense                                          -             -            -             -            -
   12b-1 fees                                                -             -            -             -            -
                                                  -------------  ------------ ------------  ------------ ------------
TOTAL EXPENSES                                             280            82           22            35           11
                                                  -------------  ------------ ------------  ------------ ------------
   FEES PAID INDIRECTLY                                      -             -            -             -            -
                                                  -------------  ------------ ------------  ------------ ------------
NET EXPENSES                                               280            82           22            35           11
                                                  -------------  ------------ ------------  ------------ ------------
NET INVESTMENT INCOME (LOSS)                               130            26          276           258           60
                                                  -------------  ------------ ------------  ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                 832           225           50           148           45
   Investments                                         (35,488)      (12,043)      (1,224)       (1,907)        (724)
   Foreign currency related items                            -             -            -             -            -
   Futures contracts and options written                     -             -            -             -            -
   Investment securities sold short                          -             -            -             -            -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                          11,954         5,253          101          (416)        (211)
   Foreign currency related items                            -             -            -             -            -
   Futures contracts and options written                     -             -            -             -            -
   Investment securities sold short                          -             -            -             -            -
                                                  -------------  ------------ ------------  ------------ ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                (22,702)       (6,565)      (1,073)       (2,175)        (890)
                                                  -------------  ------------ ------------  ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                   $ (22,572)     $ (6,539)      $ (797)     $ (1,917)      $ (830)
                                                  =============  ============ ============  ============ ============





JNL SERIES TRUST
STATEMENTS OF OPERATIONS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001


                                                  JNL/S&P Very     JNL/S&P  JNL/S&P Equity
                                                   Aggressive      Equity     Aggressive
                                                     Growth        Growth       Growth
                                                   Series II      Series II    Series II
                                                  -------------  ------------ ------------
INVESTMENT INCOME
   Dividends                                               $ 9          $ 32          $ 8
   Interest                                                  -             -            -
   Foreign taxes withheld                                    -             -            -
   Securities lending                                        -             -            -
                                                  -------------  ------------ ------------
TOTAL INVESTMENT INCOME                                      9            32            8
                                                  -------------  ------------ ------------

EXPENSES
   Administrative fees                                       -             -            -
   Advisory fees                                             7            19            6
   Interest expense                                          -             -            -
   12b-1 fees                                                -             -            -
                                                  -------------  ------------ ------------
TOTAL EXPENSES                                               7            19            6
                                                  -------------  ------------ ------------
   FEES PAID INDIRECTLY                                      -             -            -
                                                  -------------  ------------ ------------
NET EXPENSES                                                 7            19            6
                                                  -------------  ------------ ------------
NET INVESTMENT INCOME (LOSS)                                 2            13            2
                                                  -------------  ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                  47            97           33
   Investments                                            (776)       (1,828)        (528)
   Foreign currency related items                            -             -            -
   Futures contracts and options written                     -             -            -
   Investment securities sold short                          -             -            -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                             169            44           17
   Foreign currency related items                            -             -            -
   Futures contracts and options written                     -             -            -
   Investment securities sold short                          -             -            -
                                                  -------------  ------------ ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                   (560)       (1,687)        (478)
                                                  -------------  ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                      $ (558)     $ (1,674)      $ (476)
                                                  =============  ============ ============


                     See notes to the financial statements


JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                       AIM/JNL      AIM/JNL
                                                      Large Cap    Small Cap      AIM/JNL     JNL/Alger    JNL/Alliance
                                                       Growth       Growth       Value II      Growth        Growth
OPERATIONS                                           Series (a)   Series (a)    Series (a)     Series        Series
                                                     ------------ ------------  ------------ ------------  ------------
   Net investment income (loss)                             $ (2)        $ (8)         $ (1)      $ (856)         $ 60
   Net realized gain (loss) on:
      Distributions from investment companies                  -            -             -            -             -
      Investments                                             14            1             7      (66,482)      (29,368)
      Foreign currency related items                           -            -             -            -             -
      Futures contracts and options written                    -            -            39            -             -
      Investment securities sold short                         -            -             -            -             -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                          477          887         1,204       14,855         4,377
        Foreign currency related items                         -            -             -            -             -
        Futures contracts and options written                  -            -             3            -             -
        Investment securities sold short                       -            -             -            -             -
                                                     ------------ ------------  ------------ ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                           489          880         1,252      (52,483)      (24,931)
                                                     ------------ ------------  ------------ ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                  -            -             -            -           (65)
   From net realized gains on
      investment transactions                                  -            -             -         (563)           (7)
                                                     ------------ ------------  ------------ ------------  ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            -            -             -         (563)          (72)
                                                     ------------ ------------  ------------ ------------  ------------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                        5,570        7,283        13,187       90,735       138,906
   Reinvestment of distributions                               -            -             -          563            72
   Cost of shares redeemed                                    (1)        (498)         (338)    (156,667)      (66,445)
                                                     ------------ ------------  ------------ ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                      5,569        6,785        12,849      (65,369)       72,533
                                                     ------------ ------------  ------------ ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS                      6,058        7,665        14,101     (118,415)       47,530

NET ASSETS BEGINNING OF PERIOD                                 -            -             -      459,577        92,981
                                                     ------------ ------------  ------------ ------------  ------------

NET ASSETS END OF PERIOD                                 $ 6,058      $ 7,665      $ 14,101    $ 341,162     $ 140,511
                                                     ============ ============  ============ ============  ============

UNDISTRIBUTED (ACCUMULATED) NET
   INVESTMENT INCOME (LOSS)                                  $ -          $ -           $ -          $ -           $ -
                                                     ============ ============  ============ ============  ============

(1)SHARE TRANSACTIONS
   Shares sold                                               552          705         1,308        5,242        11,105
   Reinvestment of distributions                               -            -             -           34             6
   Shares redeemed                                             -          (44)          (32)      (9,131)       (5,825)
                                                     ------------ ------------  ------------ ------------  ------------
   Net increase (decrease)                                   552          661         1,276       (3,855)        5,286
---------------------------------                    ============ ============  ============ ============  ============
(a) Period from October 29, 2001 (commencement of operations).


JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001




                                                                        JNL/Eagle  JNL/J.P. Morgan JNL/J.P. Morgan     JNL/Janus
                                                         JNL/Eagle      SmallCap    Enhanced S&P    International      Aggressive
                                                        Core Equity      Equity      500 Stock      & Emerging           Growth
OPERATIONS                                                 Series        Series     Index Series    Markets Series       Series
                                                        -------------  ------------ ------------    --------------    ------------
   Net investment income (loss)                           $      895     $    (297)   $     114        $       86       $     249
   Net realized gain (loss) on:
      Distributions from investment companies                      -             -            -                 -               -
      Investments                                            (19,067)       (4,104)      (2,984)           (1,512)       (214,902)
      Foreign currency related items                               -             -            -               (34)           (855)
      Futures contracts and options written                       71             -          (51)              (41)              -
      Investment securities sold short                             -             -            -                 -               -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                            4,393        14,965          271              (275)           (414)
        Foreign currency related items                             -             -            -                 4           3,427
        Futures contracts and options written                      -             -            -                13               -
        Investment securities sold short                           -             -            -                 -               -
                                                        -------------  ------------ ------------    --------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                           (13,708)       10,564       (2,650)           (1,759)       (212,495)
                                                        -------------  ------------ ------------    --------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                   (869)            -         (115)              (40)           (255)
   From net realized gains on
      investment transactions                                   (172)       (1,515)           -               (11)         (1,080)
                                                        -------------  ------------ ------------    --------------    ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           (1,041)       (1,515)        (115)              (51)         (1,335)
                                                        -------------  ------------ ------------    --------------    ------------
SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                           96,188        61,996       24,499            33,221       1,048,042
   Reinvestment of distributions                               1,041         1,515          115                51           1,335
   Cost of shares redeemed                                   (54,555)      (36,793)     (13,056)          (33,422)     (1,143,573)
                                                        -------------  ------------ ------------    --------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                         42,674        26,718       11,558              (150)        (94,196)
                                                        -------------  ------------ ------------    --------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS                         27,925        35,767        8,793            (1,960)       (308,026)

NET ASSETS BEGINNING OF PERIOD                               146,888        77,200       22,622             9,264         744,972
                                                        -------------  ------------ ------------    --------------    ------------

NET ASSETS END OF PERIOD                                   $ 174,813     $ 112,967     $ 31,415           $ 7,304       $ 436,946
                                                        =============  ============ ============    ==============    ============

UNDISTRIBUTED (ACCUMULATED) NET
   INVESTMENT INCOME (LOSS)                                $      53     $       -     $     15           $     8       $    (193)
                                                        =============  ============ ============    ==============    ============

(1)SHARE TRANSACTIONS
   Shares sold                                                 6,603         4,274        2,902             4,011          48,715
   Reinvestment of distributions                                  71            98           14                 7              72
   Shares redeemed                                            (3,705)       (2,543)      (1,511)           (4,022)        (53,182)
                                                        -------------  ------------ ------------    --------------    ------------
   Net increase (decrease)                                     2,969         1,829        1,405              (4)           (4,395)
---------------------------------                       =============  ============ ============    ==============    ============

(a) Period from October 29, 2001 (commencement of operations).



                     See notes to the financial statements.


JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                            JNL/Janus     JNL/Janus    JNL/Janus       JNL/
                                                               JNL/Janus     Capital       Global      Growth &     Oppenheimer
                                                               Balanced      Growth       Equities      Income      Global Growth
OPERATIONS                                                      Series       Series         Series      Series      Series (a)
                                                              ------------ ------------  ------------ ------------  ------------
   Net investment income (loss)                                   $ 1,601     $ (2,051)      $ 2,053        $ 148         $ 208
   Net realized gain (loss) on:
      Distributions from investment companies                           -            -             -            -             -
      Investments                                                  (4,553)    (239,558)      (86,372)      (4,209)       (4,181)
      Foreign currency related items                                    -            -         8,258            -          (307)
      Futures contracts and options written                             -            -             -            -             -
      Investment securities sold short                                  -            -             -            -             -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                                   105       45,786       (64,728)       1,058        (1,154)
        Foreign currency related items                                  -            -          (224)           -             4
        Futures contracts and options written                           -            -             -            -             -
        Investment securities sold short                                -            -             -            -             -
                                                              ------------ ------------  ------------ ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                                 (2,847)    (195,823)     (141,013)      (3,003)       (5,430)
                                                              ------------ ------------  ------------ ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                      (1,599)           -        (6,992)        (154)            -
   From net realized gains on
      investment transactions                                           -       (4,754)         (633)           -             -
                                                              ------------ ------------  ------------ ------------  ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                (1,599)      (4,754)       (7,625)        (154)            -
                                                              ------------ ------------  ------------ ------------  ------------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                                56,423       93,737     1,153,292       11,893       172,127
   Reinvestment of distributions                                    1,599        4,754         7,625          154             -
   Cost of shares redeemed                                        (25,589)    (134,018)   (1,287,670)     (11,756)     (106,856)
                                                              ------------ ------------  ------------ ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                              32,433      (35,527)     (126,753)         291        65,271
                                                              ------------ ------------  ------------ ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS                              27,987     (236,104)     (275,391)      (2,866)       59,841

NET ASSETS BEGINNING OF PERIOD                                     44,294      496,830       665,187       23,212             -
                                                              ------------ ------------  ------------ ------------  ------------

NET ASSETS END OF PERIOD                                         $ 72,281    $ 260,726     $ 389,796     $ 20,346      $ 59,841
                                                              ============ ============  ============ ============  ============

UNDISTRIBUTED (ACCUMULATED) NET
   INVESTMENT INCOME (LOSS)                                      $     18    $       -     $     691     $      -      $    (10)
                                                              ============ ============  ============ ============  ============
(1)SHARE TRANSACTIONS
   Shares sold                                                      6,029        5,385        51,956        1,543        18,321
   Reinvestment of distributions                                      177          343           393           21             -
   Shares redeemed                                                 (2,787)      (7,977)      (57,957)      (1,505)      (11,867)
                                                              ------------ ------------  ------------ ------------  ------------
   Net increase (decrease)                                          3,419       (2,249)       (5,608)          59         6,454
---------------------------------                             ============ ============  ============ ============  ============
(a) Period from May 1, 2001 (commencement of operations).


JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                  JNL/        JNL/PIMCO       JNL/      JNL/Putnam    JNL/Putnam
                                                              Oppenheimer    Total Return    Putnam     International   Midcap
                                                                 Growth         Bond         Growth       Equity        Growth
                                                               Series (a)      Series        Series       Series        Series
OPERATIONS                                                    -------------  ------------  ------------ ------------  ------------
                                                                $       12     $   1,396     $    (230)   $     870     $    (189)
   Net investment income (loss)
   Net realized gain (loss) on:                                          -             -             -            -             -
      Distributions from investment companies                         (900)          663       (85,151)     (18,158)      (18,035)
      Investments                                                        -            29             -          (29)            -
      Foreign currency related items                                     -           432             -            -             -
      Futures contracts and options written                              -           (96)            -            -             -
      Investment securities sold short
   Net change in unrealized appreciation
      (depreciation) on:                                               311          (312)      (25,473)      (7,901)          943
        Investments                                                      -             5             -            1             -
        Foreign currency related items                                   -           176             -            -             -
        Futures contracts and options written                            -            63             -            -             -
        Investment securities sold short                      -------------  ------------  ------------ ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                                    (577)        2,356      (110,854)     (25,217)      (17,281)
                                                              -------------  ------------  ------------ ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                          (12)       (1,333)            -         (790)            -
   From net realized gains on
      investment transactions                                            -        (1,613)            -         (176)            -
                                                              -------------  ------------  ------------ ------------  ------------
                                                              -------------  ------------  ------------ ------------  ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                    (12)       (2,946)            -         (966)            -
                                                              -------------  ------------  ------------ ------------  ------------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                                 18,188        52,921       171,766      372,567        85,637
   Reinvestment of distributions                                        12         2,946             -          966             -
   Cost of shares redeemed                                          (4,054)      (22,141)     (276,162)    (370,194)      (84,937)
                                                              -------------  ------------  ------------ ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                               14,146        33,726      (104,396)       3,339           700
                                                              -------------  ------------  ------------ ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS                               13,557        33,136      (215,250)     (22,844)      (16,581)

NET ASSETS BEGINNING OF PERIOD                                           -        21,715       497,299      126,816        46,122
                                                              -------------  ------------  ------------ ------------  ------------

NET ASSETS END OF PERIOD                                        $   13,557     $  54,851     $ 282,049    $ 103,972     $  29,541
                                                              =============  ============  ============ ============  ============

UNDISTRIBUTED (ACCUMULATED) NET
   INVESTMENT INCOME (LOSS)                                     $        -     $      55     $       -    $      37     $       -
                                                              =============  ============  ============ ============  ============

(1)SHARE TRANSACTIONS
   Shares sold                                                       1,896         4,765         9,232       36,043        10,777
   Reinvestment of distributions                                         1           277             -          101             -
   Shares redeemed                                                    (456)       (2,008)      (14,525)     (35,750)      (11,350)
                                                              -------------  ------------  ------------ ------------  ------------
   Net increase (decrease)                                           1,441         3,034        (5,293)         394          (573)
---------------------------------                             =============  ============  ============ ============  ============
(a) Period from May 1, 2001 (commencement of operations).



                     See notes to the financial statements.


JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                       JNL/Putnam   Lazard/JNL    Lazard/JNL       PPM           PPM
                                                          Value       Mid Cap      Small Cap   America/JNL   America/JNL
                                                         Equity        Value         Value      Balanced     High Yield
OPERATIONS                                               Series       Series        Series       Series      Bond Series
                                                       ------------ ------------  ------------ ------------  ------------
   Net investment income (loss)                          $   3,269    $     118     $      60    $   6,033     $  13,967
   Net realized gain (loss) on:
      Distributions from investment companies                    -            -             -            -             -
      Investments                                            5,491        2,032         2,289        1,665       (21,850)
      Foreign currency related items                            (2)           -             -            -             -
      Futures contracts and options written                      -            -             -            -             -
      Investment securities sold short                           -            -             -            -             -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                        (35,571)         539         2,005        9,756        15,909
        Foreign currency related items                           -            -             -            -             -
        Futures contracts and options written                    -            -             -            -             -
        Investment securities sold short                         -            -             -            -             -
                                                       ------------ ------------  ------------ ------------  ------------
Net increase (decrease) in net assets
   from operations                                         (26,813)       2,689         4,354       17,454         8,026
                                                       ------------ ------------  ------------ ------------  ------------

Distributions to shareholders
   From net investment income                               (3,266)        (119)          (57)      (6,423)      (14,053)
   From net realized gains on
      investment transactions                                    -       (2,580)       (1,875)      (1,117)            -
                                                       ------------ ------------  ------------ ------------  ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (3,266)      (2,699)       (1,932)      (7,540)      (14,053)
                                                       ------------ ------------  ------------ ------------  ------------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                        105,100       19,628        29,891       80,806        69,515
   Reinvestment of distributions                             3,266        2,699         1,932        7,540        14,053
   Cost of shares redeemed                                (153,791)     (10,909)      (13,695)     (41,334)      (61,276)
                                                       ------------ ------------  ------------ ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                      (45,425)      11,418        18,128       47,012        22,292
                                                       ------------ ------------  ------------ ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS                      (75,504)      11,408        20,550       56,926        16,265

NET ASSETS BEGINNING OF PERIOD                             422,750       15,478        14,614      155,270       144,516
                                                       ------------ ------------  ------------ ------------  ------------

NET ASSETS END OF PERIOD                                 $ 347,246     $ 26,886      $ 35,164    $ 212,196     $ 160,781
                                                       ============ ============  ============ ============  ============

UNDISTRIBUTED (ACCUMULATED) NET
   INVESTMENT INCOME (LOSS)                              $      29    $       1     $       6    $      27     $     180
                                                       ============ ============  ============ ============  ============

(1)SHARE TRANSACTIONS
   Shares sold                                               6,119        1,621         2,782        5,756         7,711
   Reinvestment of distributions                               197          225           168          540         1,699
   Shares redeemed                                          (9,046)        (917)       (1,287)      (2,964)       (6,825)
                                                       ------------ ------------  ------------ ------------  ------------
   Net increase (decrease)                                  (2,730)         929         1,663        3,332         2,585
                                                       ============ ============  ============ ============  ============



JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                                 Salomon
                                                            PPM          Salomon      Salomon       Salomon    Brothers/JNL
                                                          America/     Brothers/JNL Brothers/JNL  Brothers/JNL U.S. Government
                                                         JNL Money      Balanced    Global Bond   High Yield    & Quality
 OPERATIONS                                             Market Series    Series       Series      Bond Series  Bond Series
                                                        -------------  ------------ ------------  ------------ ------------
    Net investment income (loss)                          $    7,436     $     365    $   7,628     $   1,625    $   9,721
    Net realized gain (loss) on:
       Distributions from investment companies                     -             -            -             -            -
       Investments                                                 -          (139)         (76)         (826)       2,692
       Foreign currency related items                              -             -         (150)            -         (326)
       Futures contracts and options written                       -             -           14             -            -
       Investment securities sold short                            -             -            -             -            -
    Net change in unrealized appreciation
       (depreciation) on:
         Investments                                               -          (279)          45            64         (977)
         Foreign currency related items                            -             -          184             -            -
         Futures contracts and options written                     -             -          (62)            -          456
         Investment securities sold short                          -             -            -             -            -
                                                        -------------  ------------ ------------  ------------ ------------
Net increase (decrease) in net assets
   from operations                                             7,436           (53)       7,583           863       11,566
                                                        -------------  ------------ ------------  ------------ ------------

Distributions to shareholders
   From net investment income                                 (7,436)         (323)      (7,273)       (1,633)      (9,540)
   From net realized gains on
      investment transactions                                      -           (63)           -             -         (973)
                                                        -------------  ------------ ------------  ------------ ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           (7,436)         (386)      (7,273)       (1,633)     (10,513)
                                                        -------------  ------------ ------------  ------------ ------------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                        1,925,186        11,475       52,124        11,142      144,934
   Reinvestment of distributions                               7,436           386        7,273         1,633       10,513
   Cost of shares redeemed                                (1,875,116)       (5,922)     (53,051)       (8,222)     (68,347)
                                                        -------------  ------------ ------------  ------------ ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                         57,506         5,939        6,346         4,553       87,100
                                                        -------------  ------------ ------------  ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS                         57,506         5,500        6,656         3,783       88,153

NET ASSETS BEGINNING OF PERIOD                               185,012        12,597      116,654        16,437      138,122
                                                        -------------  ------------ ------------  ------------ ------------

NET ASSETS END OF PERIOD                                  $  242,518     $  18,097    $ 123,310     $  20,220    $ 226,275
                                                        =============  ============ ============  ============ ============

UNDISTRIBUTED (ACCUMULATED) NET
   INVESTMENT INCOME (LOSS)                               $        -     $       3    $     270     $       9    $     405
                                                        =============  ============ ============  ============ ============

(1)SHARE TRANSACTIONS
   Shares sold                                             1,925,186         1,101        4,845         1,389       12,648
   Reinvestment of distributions                               7,436            37          702           220          946
   Shares redeemed                                        (1,875,116)         (571)      (4,952)       (1,028)      (5,950)
                                                        -------------  ------------ ------------  ------------ ------------
   Net increase (decrease)                                    57,506           567          595           581        7,644
                                                        =============  ============ ============  ============ ============


                     See notes to the financial statements.

JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                      T. Rowe Price   T. Rowe Price/   T. Rowe      JNL/S&P
                                                      JNL Established  JNL Mid-Cap    Price/JNL   Conservative
                                                          Growth           Growth       Value       Growth
OPERATIONS                                                Series           Series       Series      Series
                                                      ------------    ------------  ------------ ------------
   Net investment income (loss)                         $     542       $  (2,014)    $   1,520    $     221
   Net realized gain (loss) on:
      Distributions from investment companies                   -               -             -           72
      Investments                                         (50,255)         (7,461)         (278)        (719)
      Foreign currency related items                         (176)              -            (1)           -
      Futures contracts and options written                     -               -             -            -
      Investment securities sold short                          -               -             -            -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                        (6,910)            139        (2,163)        (285)
        Foreign currency related items                        (10)              -             -            -
        Futures contracts and options written                   -               -             -            -
        Investment securities sold short                        -               -             -            -
                                                      ------------    ------------  ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                        (56,809)         (9,336)         (922)        (711)
                                                      ------------    ------------  ------------ ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                   -               -        (1,504)        (292)
   From net realized gains on
      investment transactions                              (1,191)              -          (734)        (161)
                                                      ------------    ------------  ------------ ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                        (1,191)              -        (2,238)        (453)
                                                      ------------    ------------  ------------ ------------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                       244,680         396,388       236,943       10,249
   Reinvestment of distributions                            1,191               -         2,238          453
   Cost of shares redeemed                               (125,621)       (440,820)      (46,059)      (2,780)
                                                      ------------    ------------  ------------ ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                     120,250         (44,432)      193,122        7,922
                                                      ------------    ------------  ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS                      62,250         (53,768)      189,962        6,758

NET ASSETS BEGINNING OF PERIOD                            411,855         419,796        26,446        8,737
                                                      ------------    ------------  ------------ ------------

NET ASSETS END OF PERIOD                                $ 474,105       $ 366,028     $ 216,408    $  15,495
                                                      ============    ============  ============ ============

UNDISTRIBUTED (ACCUMULATED) NET
   INVESTMENT INCOME (LOSS)                             $     354       $       -     $      13    $     221
                                                      ============    ============  ============ ============
(1)SHARE TRANSACTIONS
   Shares sold                                             13,857          17,839        21,186        1,136
   Reinvestment of distributions                               71               -           201           52
   Shares redeemed                                         (7,655)        (19,891)       (4,289)        (312)
                                                      ------------    ------------  ------------ ------------
   Net increase (decrease)                                  6,273          (2,052)       17,098          876
                                                      ============    ============  ============ ============


JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 2001


                                                    JNL/S&P        JNL/S&P      JNL/S&P       JNL/S&P      JNL/S&P     JNL/S&P Very
                                                    Moderate     Aggressive   Conservative   Moderate    Aggressive    Aggressive
                                                     Growth        Growth       Growth        Growth       Growth        Growth
OPERATIONS                                           Series        Series      Series I      Series I     Series I      Series I
                                                  -------------  ------------ ------------  ------------ ------------  ------------
   Net investment income (loss)                     $      365     $      77    $   3,919     $   4,348    $   1,155     $      37
   Net realized gain (loss) on:
      Distributions from investment companies              186            89          462         1,401          476           261
      Investments                                       (2,895)       (3,465)     (10,828)      (31,766)     (18,000)      (20,617)
      Foreign currency related items                         -             -            -             -            -             -
      Futures contracts and options written                  -             -            -             -            -             -
      Investment securities sold short                       -             -            -             -            -             -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                       (173)           96         (872)        6,960        5,297        11,830
        Foreign currency related items                       -             -            -             -            -             -
        Futures contracts and options written                -             -            -             -            -             -
        Investment securities sold short                     -             -            -             -            -             -
                                                  -------------  ------------ ------------  ------------ ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                      (2,517)       (3,203)      (7,319)      (19,057)     (11,072)       (8,489)
                                                  -------------  ------------ ------------  ------------ ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                             (649)         (370)      (5,714)       (8,336)      (3,307)       (1,468)
   From net realized gains on
      investment transactions                             (597)         (800)      (6,299)      (11,469)      (6,498)       (5,553)
                                                  -------------  ------------ ------------  ------------ ------------  ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                     (1,246)       (1,170)     (12,013)      (19,805)      (9,805)       (7,021)
                                                  -------------  ------------ ------------  ------------ ------------  ------------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                     20,725         7,827       87,577       142,123       45,695        20,945
   Reinvestment of distributions                         1,246         1,170       12,013        19,805        9,805         7,021
   Cost of shares redeemed                              (5,380)       (5,134)     (32,464)      (46,377)     (22,179)      (11,939)
                                                  -------------  ------------ ------------  ------------ ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                   16,591         3,863       67,126       115,551       33,321        16,027
                                                  -------------  ------------ ------------  ------------ ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS                   12,828          (510)      47,794        76,689       12,444           517

NET ASSETS BEGINNING OF PERIOD                          21,489        18,897      139,701       222,052       95,075        57,841
                                                  -------------  ------------ ------------  ------------ ------------  ------------

NET ASSETS END OF PERIOD                            $   34,317     $  18,387    $ 187,495     $ 298,741    $ 107,519     $  58,358
                                                  =============  ============ ============  ============ ============  ============

UNDISTRIBUTED (ACCUMULATED) NET
   INVESTMENT INCOME (LOSS)                         $      364     $      77    $   3,919     $   4,348    $   1,155     $      37
                                                  =============  ============ ============  ============ ============  ============

(1)SHARE TRANSACTIONS
   Shares sold                                           2,428           941        7,747        12,248        3,895         1,797
   Reinvestment of distributions                           155           156        1,141         1,851          936           705
   Shares redeemed                                        (649)         (627)      (2,903)       (4,127)      (1,940)       (1,047)
                                                  -------------  ------------ ------------  ------------ ------------  ------------
   Net increase (decrease)                               1,934           470        5,985         9,972        2,891         1,455
                                                  =============  ============ ============  ============ ============  ============



                     See notes to the financial statements.


JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 2001



                                                  JNL/S&P    JNL/S&P Equity   JNL/S&P       JNL/S&P      JNL/S&P
                                                   Equity      Aggressive   Conservative   Moderate    Aggressive
                                                   Growth        Growth       Growth        Growth       Growth
OPERATIONS                                        Series I      Series I     Series II     Series II    Series II
                                                -------------  ------------ ------------  ------------ ------------
   Net investment income (loss)                   $      130     $      26    $     276     $     258    $      60
   Net realized gain (loss) on:
      Distributions from investment companies            832           225           50           148           45
      Investments                                    (35,488)      (12,043)      (1,224)       (1,907)        (724)
      Foreign currency related items                       -             -            -             -            -
      Futures contracts and options written                -             -            -             -            -
      Investment securities sold short                     -             -            -             -            -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                   11,954         5,253          101          (416)        (211)
        Foreign currency related items                     -             -            -             -            -
        Futures contracts and options written              -             -            -             -            -
        Investment securities sold short                   -             -            -             -            -
                                                -------------  ------------ ------------  ------------ ------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                   (22,572)       (6,539)        (797)       (1,917)        (830)
                                                -------------  ------------ ------------  ------------ ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                         (3,439)       (1,188)        (218)         (499)        (149)
   From net realized gains on
      investment transactions                        (10,835)       (3,727)           -          (768)        (408)
                                                -------------  ------------ ------------  ------------ ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  (14,274)       (4,915)        (218)       (1,267)        (557)
                                                -------------  ------------ ------------  ------------ ------------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                   66,390        16,283        9,716         8,870        2,255
   Reinvestment of distributions                      14,274         4,915          218         1,267          557
   Cost of shares redeemed                           (33,928)       (9,177)      (5,584)       (6,937)      (1,704)
                                                -------------  ------------ ------------  ------------ ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                 46,736        12,021        4,350         3,200        1,108
                                                -------------  ------------ ------------  ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS                  9,890           567        3,335            16         (279)

NET ASSETS BEGINNING OF PERIOD                       135,523        40,471        9,867        17,884        6,257
                                                -------------  ------------ ------------  ------------ ------------

NET ASSETS END OF PERIOD                          $  145,413     $  41,038    $  13,202     $  17,900    $   5,978
                                                =============  ============ ============  ============ ============

UNDISTRIBUTED (ACCUMULATED) NET
   INVESTMENT INCOME (LOSS)                       $      130     $      26    $     276     $     258    $      60
                                                =============  ============ ============  ============ ============

(1)SHARE TRANSACTIONS
   Shares sold                                         5,884         1,405        1,030           853          219
   Reinvestment of distributions                       1,464           512           24           134           62
   Shares redeemed                                    (3,175)         (846)        (601)         (684)        (167)
                                                -------------  ------------ ------------  ------------ ------------
   Net increase (decrease)                             4,173         1,071          453           303          114
                                                =============  ============ ============  ============ ============



JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 2001


                                                        JNL/S&P Very     JNL/S&P    JNL/S&P Equity
                                                         Aggressive      Equity     Aggressive
                                                           Growth        Growth       Growth
OPERATIONS                                               Series II      Series II    Series II
                                                        -------------  ------------ ------------
   Net investment income (loss)                           $        2     $      13    $       2
   Net realized gain (loss) on:
      Distributions from investment companies                     47            97           33
      Investments                                               (776)       (1,828)        (528)
      Foreign currency related items                               -             -            -
      Futures contracts and options written                        -             -            -
      Investment securities sold short                             -             -            -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                              169            44           17
        Foreign currency related items                             -             -            -
        Futures contracts and options written                      -             -            -
        Investment securities sold short                           -             -            -
                                                        -------------  ------------ ------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                              (558)       (1,674)        (476)
                                                        -------------  ------------ ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                   (104)         (221)         (74)
   From net realized gains on
      investment transactions                                   (319)         (578)        (186)
                                                        -------------  ------------ ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             (423)         (799)        (260)
                                                        -------------  ------------ ------------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                              516         3,601          555
   Reinvestment of distributions                                 423           799          260
   Cost of shares redeemed                                    (1,194)       (3,698)        (729)
                                                        -------------  ------------ ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                           (255)          702           86
                                                        -------------  ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS                         (1,236)       (1,771)        (650)

NET ASSETS BEGINNING OF PERIOD                                 4,395        11,243        3,475
                                                        -------------  ------------ ------------

NET ASSETS END OF PERIOD                                  $    3,159     $   9,472    $   2,825
                                                        =============  ============ ============

UNDISTRIBUTED (ACCUMULATED) NET
   INVESTMENT INCOME (LOSS)                               $        2     $      13    $       2
                                                        =============  ============ ============

(1)SHARE TRANSACTIONS
   Shares sold                                                    46           339           49
   Reinvestment of distributions                                  45            85           26
   Shares redeemed                                              (111)         (355)         (67)
                                                        -------------  ------------ ------------
   Net increase (decrease)                                       (20)           69            8
                                                        =============  ============ ============


                     See notes to the financial statements.



JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                              JNL/Eagle JNL/J.P. Morgan
                                                        JNL/Alger  JNL/Alliance   JNL/Eagle    SmallCap  Enhanced S&P
                                                          Growth      Growth     Core Equity   Equity    500 Stock
OPERATIONS                                                Series      Series       Series      Series    Index Series
                                                        -----------  ----------  ----------- ----------- ------------
   Net investment income (loss)                           $   (140)    $     4     $    693    $   (226)   $      85
   Net realized gain (loss) on:
      Distributions from investment companies                    -           -            -           -            -
      Investments                                           23,808      (3,215)       8,070       4,744         (879)
      Foreign currency related items                             -           -            -           -            -
      Futures contracts and options written                      -           -          138           -          (75)
      Investment securities sold short                           -           -            -           -            -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                        (96,823)    (15,827)      (9,400)    (16,439)      (1,286)
        Foreign currency related items                           -           -            -           -            -
        Futures contracts and options written                    -           -            1           -           (3)
        Investment securities sold short                         -           -            -           -            -
                                                         ----------  ----------- ----------- ------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                         (73,155)    (19,038)        (498)    (11,921)      (2,158)
                                                         -----------  ----------  ----------- ----------- ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                     -          (4)        (717)          -          (69)
   From net realized gains on
      investment transactions                               (28,600)     (1,089)     (17,029)     (2,626)         (15)
                                                         -----------  ----------  ----------- ----------- ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (28,600)     (1,093)     (17,746)     (2,626)         (84)
                                                         -----------  ----------  ----------- ----------- ------------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                         254,900     113,571       91,421      56,798       22,472
   Reinvestment of distributions                             28,600       1,093       17,746       2,626           84
   Cost of shares redeemed                                 (122,807)    (19,808)     (39,364)    (29,181)      (3,033)
                                                         -----------  ----------  ----------- ----------- ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                       160,693      94,856       69,803      30,243       19,523
                                                         -----------  ----------  ----------- ----------- ------------

NET INCREASE (DECREASE) IN NET ASSETS                        58,938      74,725       51,559      15,696       17,281

NET ASSETS BEGINNING OF PERIOD                              400,639      18,256       95,329      61,504        5,341
                                                         -----------  ----------  ----------- ----------- ------------

NET ASSETS END OF PERIOD                                   $459,577     $92,981     $146,888    $ 77,200    $  22,622
                                                         ===========  ==========  =========== =========== ============

UNDISTRIBUTED (ACCUMULATED) NET
   INVESTMENT INCOME (LOSS)                                $      -     $     -     $     29    $      -    $      16
                                                         ===========  ==========  =========== =========== ============

(1)SHARE TRANSACTIONS
   Shares sold                                               10,982       6,946        4,854       3,352        2,207
   Reinvestment of distributions                              1,555          80        1,121         192            9
   Shares redeemed                                           (5,287)     (1,262)      (2,072)     (1,732)        (298)
                                                         -----------  ----------  ----------- ----------- ------------
   Net increase (decrease)                                    7,250       5,764        3,903       1,812        1,918
                                                         ===========  ==========  =========== =========== ============
---------------------------------
(a) Period from May 1, 2000 (commencement of operations).



JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                       JNL/J.P. Morgan  JNL/Janus                JNL/Janus   JNL/Janus    JNL/Janus
                                                        International  Aggressive   JNL/Janus    Capital      Global     Growth &
                                                          & Emerging     Growth     Balanced     Growth      Equities     Income
OPERATIONS                                               Markets Series  Series     Series (a)    Series      Series      Series
                                                        -------------- -----------  ----------  ----------- -----------  ----------
   Net investment income (loss)                           $        37    $  2,009     $   499     $ (4,319)   $    221     $   240
   Net realized gain (loss) on:
      Distributions from investment companies                       -           -           -            -           -           -
      Investments                                                 501      53,908      (1,185)      10,911      47,960          41
      Foreign currency related items                              (66)      9,699           -           (2)     11,986          (2)
      Futures contracts and options written                      (102)          -           -            -           -         (18)
      Investment securities sold short                              -           -           -            -           -           -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                            (1,817)   (264,160)        (64)    (279,612)   (207,303)     (1,835)
        Foreign currency related items                             15      (5,047)          -            -         150           -
        Futures contracts and options written                     (25)          -           -            -           -         (14)
        Investment securities sold short                           -            -           -            -           -           -
                                                        -------------- -----------  ----------  ----------- -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                             (1,457)   (203,591)       (750)    (273,022)   (146,986)     (1,588)
                                                        -------------- -----------  ----------  ----------- -----------  ----------


DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                    (47)     (12,209)       (480)           -     (14,036)       (231)
   From net realized gains on
      investment transactions                                 (1,034)    (106,881)          -      (86,605)    (62,620)          -
                                                        -------------  -----------  ----------  ----------- -----------  ----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           (1,081)    (119,090)       (480)     (86,605)    (76,656)       (231)
                                                        -------------  -----------  ----------  ----------- -----------  ----------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                           17,656      868,092      50,759      435,038   1,843,739      20,908
   Reinvestment of distributions                               1,081      119,090         480       86,605      76,656         231
   Cost of shares redeemed                                   (14,712)    (574,075)     (5,715)    (174,272) (1,628,807)     (3,785)
                                                        -------------  -----------  ----------  ----------- -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                          4,025      413,107      45,524      347,371     291,588      17,354
                                                        -------------  -----------  ----------  ----------- -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS                          1,487       90,426      44,294      (12,256)     67,946      15,535

NET ASSETS BEGINNING OF PERIOD                                 7,777      654,546           -      509,086     597,241       7,677
                                                        -------------  -----------  ----------  ----------- -----------  ----------

NET ASSETS END OF PERIOD                                  $    9,264     $744,972     $44,294     $496,830    $665,187     $23,212
                                                        =============  ===========  ==========  =========== ===========  ==========

UNDISTRIBUTED (ACCUMULATED) NET
   INVESTMENT INCOME (LOSS)                               $      (21)    $   (975)    $    16     $      -    $ (2,628)    $     7
                                                        =============  ===========  ==========  =========== ===========  ==========

(1)SHARE TRANSACTIONS
   Shares sold                                                 1,520       21,978       5,102       10,165      52,271       2,312
   Reinvestment of distributions                                 113        4,383          50        3,634       2,907          27
   Shares redeemed                                            (1,278)     (14,786)       (580)      (4,368)    (46,296)       (418)
                                                        -------------  -----------  ----------  ----------- -----------  ----------
   Net increase (decrease)                                       355       11,575       4,572        9,431       8,882       1,921
                                                        =============  ===========  ==========  =========== ===========  ==========
---------------------------------

(a) Period from May 1, 2000 (commencement of operations).

                     See notes to the financial statements.

JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                 JNL/PIMCO      JNL/      JNL/Putnam   JNL/Putnam  JNL/Putnam
                                                Total Return   Putnam    International   Midcap      Value
                                                   Bond        Growth      Equity        Growth     Equity
OPERATIONS                                        Series       Series      Series      Series (a)   Series
                                                -----------  ----------- -----------   ----------  ----------
   Net investment income (loss)                   $    868     $ (1,154)   $    509      $   (20)    $ 3,825
   Net realized gain (loss) on:
      Distributions from investment companiies           -            -           -            -           -
      Investments                                      356      (13,245)     17,565       (1,027)    (12,562)
      Foreign currency related items                    27            -        (426)           -           -
      Futures contracts and options written            164            -           -            -           -
      Investment securities sold short                (116)           -           -            -           -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                    544      (87,940)    (33,047)         140      38,205
        Foreign currency related items                 (31)           -           1            -           -
        Futures contracts and options written           18            -           -            -           -
        Investment securities sold short               (63)           -           -            -           -
                                                -----------  ----------- -----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                   1,767     (102,339)    (15,398)        (907)     29,468
                                                -----------  ----------- -----------  -----------  ----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                         (902)           -         (98)           -      (3,797)
   From net realized gains on                          (24)      (9,625)    (19,160)           -           -
      investment transactions                   -----------  ----------- -----------   ----------  ----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                   (926)      (9,625)    (19,258)           -      (3,797)
                                                -----------  ----------- -----------   ----------  ----------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                 14,570      257,015     316,897       56,225     197,889
   Reinvestment of distributions                       926        9,625      19,258            -       3,797
   Cost of shares redeemed                          (4,073)    (111,770)   (279,717)      (9,196)   (124,061)
                                                -----------  ----------- -----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                               11,423      154,870      56,438       47,029      77,625
                                                -----------  ----------- -----------   ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS               12,264       42,906      21,782       46,122     103,296

NET ASSETS BEGINNING OF PERIOD                       9,451      454,393     105,034            -     319,454
                                                -----------  ----------- -----------   ----------  ----------

NET ASSETS END OF PERIOD                          $21,715      $497,299    $126,816      $46,122    $422,750
                                                ===========  =========== ===========   ==========  ==========

UNDISTRIBUTED (ACCUMULATED) NET
   investment income (loss)                       $      7     $      -    $    (14)     $     -     $    28
                                                ===========  =========== ===========   ==========  ==========
(1)SHARE TRANSACTIONS
   Shares sold                                       1,446        9,444      20,680        5,590      12,012
   Reinvestment of distributions                        91          427       1,618            -         221
   Shares redeemed                                    (407)      (4,139)    (18,186)        (932)     (7,493)
                                                -----------  ----------- -----------   ----------  ----------
   Net increase (decrease)                           1,130        5,732       4,112        4,658       4,740
                                                ===========  =========== ===========   ==========  ==========
---------------------------------
(a) Period from May 1, 2000 (commencement of operations).



JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2000


                                                       Lazard/JNL    Lazard/JNL     PPM         PPM          PPM         Salomon
                                                         Mid Cap     Small Cap   America/JNL America/JNL  America/     Brothers/JNL
                                                          Value        Value      Balanced   High Yield   JNL Money      Balanced
OPERATIONS                                               Series       Series       Series    Bond Series Market Series    Series
                                                       ------------  ----------  ----------- ----------- ------------- -----------
   Net investment income (loss)                          $      37     $    36     $  5,760    $ 14,785    $  8,968      $    403
   Net realized gain (loss) on:
      Distributions from investment companiies                   -           -            -           -           -             -
      Investments                                              823          11       (2,507)    (13,258)          -           (30)
      Foreign currency related items                             -           -            -           -           -             -
      Futures contracts and options written                      -           -            -           -           -             -
      Investment securities sold short                           -           -            -           -           -             -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                          1,608       1,650        8,622     (10,098)          -           518
        Foreign currency related items                           -           -            -           -           -             -
        Futures contracts and options written                    -           -            -           -           -             -
        Investment securities sold short                         -           -            -           -           -             -
                                                       ------------  ----------  ----------- -----------  ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                           2,468       1,697       11,875      (8,571)      8,968           891
                                                       ------------  ----------  ----------- -----------  ----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                  (35)        (36)      (5,286)    (14,519)     (8,968)         (394)
   From net realized gains on
      investment transactions                                 (352)          -         (341)          -           -             -
                                                       ------------  ----------  ----------- -----------  ----------   -----------
                                                              (387)        (36)      (5,627)    (14,519)     (8,968)         (394)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                    ------------  ----------  ----------- -----------  ----------   -----------


SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                         10,714       9,502       43,446      58,997   1,689,868         9,968
   Reinvestment of distributions                               387          36        5,627      14,519       8,900           394
   Cost of shares redeemed                                  (4,098)     (2,898)     (43,063)    (52,933)  (1,678,202)      (5,779)
                                                       ------------  ----------  ----------- -----------  ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                        7,003       6,640        6,010      20,583      20,566         4,583
                                                       ------------  ----------  ----------- -----------  ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS                        9,084       8,301       12,258      (2,507)     20,566         5,080

NET ASSETS BEGINNING OF PERIOD                               6,394       6,313      143,012     147,023     164,446         7,517
                                                       ------------  ----------  ----------- -----------  ----------    ----------

NET ASSETS END OF PERIOD                                 $  15,478     $14,614     $155,270    $144,516    $185,012       $12,597
                                                       ============  ==========  =========== ===========  ==========    ==========

UNDISTRIBUTED (ACCUMULATED) NET
   investment income (loss)                              $       2     $     4     $    447    $    266    $      -       $    14
                                                       ============  ==========  =========== ===========  ==========    ==========
(1)SHARE TRANSACTIONS
   Shares sold                                               1,002       1,006        3,502       5,933   1,689,868           959
   Reinvestment of distributions                                34           4          441       1,682       8,900            38
   Shares redeemed                                            (382)       (303)      (3,465)     (5,321)  (1,678,202)        (551)
                                                       ------------  ----------  ----------- -----------  ----------    ----------
   Net increase (decrease)                                     654         707          478       2,294      20,566           446
                                                       ============  ==========  =========== ===========  ==========    ==========
---------------------------------

(a) Period from May 1, 2000 (commencement of operations).

                     See notes to the financial statements.

JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 2000
                                                                                     Salomon
                                                         Salomon      Salomon      Brothers/JNL    T. Rowe Price   T. Rowe Price/
                                                        Brothers/JNL Brothers/JNL U.S. Government JNL Established  JNL Mid-Cap
                                                        Global Bond  High Yield     & Quality         Growth             Growth
OPERATIONS                                                Series     Bond Series   Bond Series        Series             Series
                                                        -----------  -----------   -------------- ---------------  --------------
   Net investment income (loss)                           $  7,262     $  1,236      $     7,137    $        101     $      (727)
   Net realized gain (loss) on:
      Distributions from investment companies                    -            -                -               -               -
      Investments                                              164        (524)           (2,408)         43,042          23,258
      Foreign currency related items                          (517)          -                 -            (327)              -
      Futures contracts and options written                      -           -                 -               -               -
      Investment securities sold short                           -           -                 -               -               -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                            420      (1,323)            8,561         (47,635)            (88)
        Foreign currency related items                        (187)          -                 -              11               -
        Futures contracts and options written                    -           -                 -               -               -
        Investment securities sold short                         -           -                 -               -               -
                                                        -----------  ----------    -------------- ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                           7,142        (611)           13,290          (4,808)         22,443
                                                        -----------  ----------    -------------- ---------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                               (6,515)     (1,219)           (6,956)           (106)              -
   From net realized gains on
      investment transactions                                    -           -                 -         (54,187)        (30,745)
                                                        -----------  ----------    -------------- ---------------  --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (6,515)     (1,219)          (6,956)         (54,293)        (30,745)
                                                        -----------  ----------    -------------- ---------------  --------------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                         61,572      10,286            60,432         144,663         306,687
   Reinvestment of distributions                             6,515       1,219             6,956          54,293          30,745
   Cost of shares redeemed                                 (33,121)     (3,928)          (41,929)        (79,338)       (195,836)
                                                        -----------  ----------    ------------   ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                       34,966       7,577          25,459           119,618         141,596
                                                        -----------  ----------    ------------   ---------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS                       35,593       5,747          31,793            60,517         133,294

NET ASSETS BEGINNING OF PERIOD                              81,061      10,690         106,329           351,338         286,502
                                                        -----------  ----------    ------------   ---------------   --------------

NET ASSETS END OF PERIOD                                  $116,654     $16,437       $ 138,122      $    411,855      $   419,796
                                                        ===========  ==========    ============   ===============   ==============

UNDISTRIBUTED (ACCUMULATED) NET
   investment income (loss)                               $    321     $    17       $     224      $         (9)     $         -
                                                        ===========  ==========    ============   ===============   ==============

(1)SHARE TRANSACTIONS
   Shares sold                                               5,876       1,222           5,612             6,393           12,333
   Reinvestment of distributions                               633         160             638             2,938            1,361
   Shares redeemed                                          (3,165)       (465)         (3,910)           (3,546)          (7,893)
                                                        -----------  ----------    ------------   ---------------   --------------
   Net increase (decrease)                                   3,344         917           2,340             5,785            5,801
---------------------------------                       ===========  ==========    ============   ===============   ==============
(a) Period from May 1, 2000 (commencement of operations).
(b) Period from January 26, 2000 (commencement of operations).
(c) Period from January 13, 2000 (commencement of operations).
(d) Period from January 6, 2000 (commencement of operations).


JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 2000



                                                          T. Rowe      JNL/S&P     JNL/S&P     JNL/S&P      JNL/S&P     JNL/S&P
                                                         Price/JNL    Conservative Moderate   Aggressive  Conservative Moderate
                                                           Value       Growth       Growth      Growth      Growth      Growth
OPERATIONS                                              Series (a)    Series (b)  Series (c)  Series (d)   Series I    Series I
                                                        ------------  ----------  ----------- -----------  ----------  ----------
   Net investment income (loss)                           $     187     $   244     $    408    $    100     $ 3,792     $ 4,533
   Net realized gain (loss) on:
      Distributions from investment companies                     -         189          781         994       4,403       9,597
      Investments                                               501          (9)         (12)         43       2,500       3,477
      Foreign currency related items                             (3)          -            -           -           -           -
      Futures contracts and options written                       -           -            -           -           -           -
      Investment securities sold short                            -           -            -           -           -           -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                           1,963      (1,009)      (3,363)     (3,600)    (14,061)    (29,306)
        Foreign currency related items                            -           -            -           -           -           -
        Futures contracts and options written                     -           -            -           -           -           -
        Investment securities sold short                          -           -            -           -           -           -
                                                        ------------  ----------  ----------- -----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                            2,648        (585)      (2,186)     (2,463)     (3,366)    (11,699)
                                                        ------------  ----------  ----------- -----------  ----------  ----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                  (186)          -            -           -      (2,558)     (3,536)
   From net realized gains on
      investment transactions                                   (49)          -            -           -      (2,160)     (4,315)
                                                        ------------  ----------  ----------- -----------  ----------  ----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            (235)          -            -           -      (4,718)     (7,851)
                                                        ------------  ----------  ----------- -----------  ----------  ----------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                          31,708      10,678       26,289      23,524      96,690     151,906
   Reinvestment of distributions                                235           -            -           -       4,718       7,851
   Cost of shares redeemed                                   (7,910)     (1,356)      (2,614)     (2,164)    (26,621)    (28,763)
                                                        ------------  ----------  ----------- -----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                        24,033       9,322       23,675      21,360      74,787     130,994
                                                        ------------  ----------  ----------- -----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS                        26,446       8,737       21,489      18,897      66,703     111,444

NET ASSETS BEGINNING OF PERIOD                                    -           -            -           -      72,998     110,608
                                                        ------------  ----------  ----------- -----------  ----------  ----------

NET ASSETS END OF PERIOD                                   $ 26,446     $ 8,737     $ 21,489    $ 18,897   $ 139,701   $ 222,052
                                                        ============  ==========  =========== ===========  ==========  ==========

UNDISTRIBUTED (ACCUMULATED) NET
   investment income (loss)                               $      (2)    $   292     $    648    $    370   $   5,714   $   8,336
                                                        ============  ==========  =========== ===========  ==========  ==========

(1)SHARE TRANSACTIONS
   Shares sold                                                3,099       1,050        2,600       2,201       7,675      11,207
   Reinvestment of distributions                                 22           -            -           -         403         641
   Shares redeemed                                             (747)       (134)        (262)       (205)     (2,128)     (2,137)
                                                        ------------  ----------  ----------- -----------  ----------  ----------
   Net increase (decrease)                                    2,374         916        2,338       1,996       5,950       9,711
---------------------------------                       ============  ==========  =========== ===========  ==========  ==========

(a) Period from May 1, 2000 (commencement of operations).
(b) Period from January 26, 2000 (commencement of operations).
(c) Period from January 13, 2000 (commencement of operations).
(d) Period from January 6, 2000 (commencement of operations).

                     See notes to the financial statements.

JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                 JNL/S&P     JNL/S&P Very JNL/S&P    JNL/S&P EquitJNL/S&P
                                                Aggressive   Aggressive    Equity    Aggressive  Conservative
                                                  Growth      Growth       Growth      Growth      Growth
OPERATIONS                                       Series I    Series I     Series I    Series I   Series II
                                                -----------  ----------  ----------- ----------- -----------
   Net investment income (loss)                   $  1,175     $   244     $    558    $    180    $    239
   Net realized gain (loss) on:
      Distributions from investment companies        5,604       4,537        8,952       3,050         211
      Investments                                    2,467       2,069        4,652       1,603         161
      Foreign currency related items                     -           -            -           -           -
      Futures contracts and options written              -           -            -           -           -
      Investment securities sold short                   -           -            -           -           -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                (19,129)    (18,383)     (36,017)    (12,116)     (1,138)
        Foreign currency related items                   -           -            -           -           -
        Futures contracts and options written            -           -            -           -           -
        Investment securities sold short                 -           -            -           -           -
                                                -----------  ----------  ----------- ----------- -----------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                  (9,883)    (11,533)     (21,855)     (7,283)       (527)
                                                -----------  ----------  ----------- ----------- -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                       (1,206)       (752)      (1,519)       (525)       (260)
   From net realized gains on
      investment transactions                       (1,961)     (2,050)      (3,362)     (1,281)         (9)
                                                -----------  ----------  ----------- ----------- -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                 (3,167)     (2,802)      (4,881)     (1,806)       (269)
                                                -----------  ----------  ----------- ----------- -----------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                 73,479      52,466      108,570      34,395       5,770
   Reinvestment of distributions                     3,167       2,802        4,881       1,806         269
   Cost of shares redeemed                          (9,850)     (6,680)     (12,071)     (5,321)     (1,889)
                                                -----------  ----------  ----------- ----------- -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                               66,796      48,588      101,380      30,880       4,150
                                                -----------  ----------  ----------- ----------- -----------

NET INCREASE (DECREASE) IN NET ASSETS               53,746      34,253       74,644      21,791       3,354

NET ASSETS BEGINNING OF PERIOD                      41,329      23,588       60,879      18,680       6,513
                                                 -----------  ----------  ----------- ----------- -----------

NET ASSETS END OF PERIOD                           $ 95,075    $ 57,841    $ 135,523    $ 40,471    $  9,867
                                                 ===========  ==========  =========== =========== ===========

UNDISTRIBUTED (ACCUMULATED) NET
   investment income (loss)                        $  3,307    $  1,468    $   3,439    $  1,188    $    218
                                                 ===========  ==========  =========== =========== ===========
(1)SHARE TRANSACTIONS
   Shares sold                                        5,017       3,209        7,198       2,225         533
   Reinvestment of distributions                        249         215          390         144          27
   Shares redeemed                                     (685)       (422)        (822)       (356)       (171)
                                                 -----------  ----------  ----------- ----------- -----------
   Net increase (decrease)                            4,581       3,002        6,766       2,013         389
                                                 ===========  ==========  =========== =========== ===========


JNL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                          JNL/S&P      JNL/S&P    JNL/S&P Very JNL/S&P     JNL/S&P Equity
                                                         Moderate     Aggressive  Aggressive    Equity     Aggressive
                                                          Growth       Growth       Growth      Growth      Growth
OPERATIONS                                               Series II    Series II   Series II   Series II    Series II
                                                        ------------  ----------  ----------- -----------  ----------
   Net investment income (loss)                           $     317     $    79     $     23    $     55     $    18
   Net realized gain (loss) on:
      Distributions from investment companies                   543         207          257         511         176
      Investments                                               339         187          128         167          59
      Foreign currency related items                              -           -            -           -           -
      Futures contracts and options written                       -           -            -           -           -
      Investment securities sold short                            -           -            -           -           -
   Net change in unrealized appreciation
      (depreciation) on:
        Investments                                          (2,492)     (1,080)      (1,088)     (2,057)       (688)
        Foreign currency related items                            -           -            -           -           -
        Futures contracts and options written                     -           -            -           -           -
        Investment securities sold short                          -           -            -           -           -
                                                        ------------  ----------  ----------- -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                           (1,293)       (607)        (680)     (1,324)       (435)
                                                        ------------  ----------  ----------- -----------  ----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                  (254)        (75)         (73)        (93)        (20)
   From net realized gains on
      investment transactions                                  (430)       (135)        (236)       (245)        (77)
                                                        ------------  ----------  ----------- -----------  ----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            (684)       (210)        (309)       (338)        (97)
                                                        ------------  ----------  ----------- -----------  ----------

SHARE TRANSACTIONS(1)
   Proceeds from the sale of shares                          10,925       5,579        2,728       9,636       3,459
   Reinvestment of distributions                                684         210          309         338          97
   Cost of shares redeemed                                   (2,198)     (2,094)        (775)     (1,802)       (495)
                                                        ------------  ----------  ----------- -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   SHARE TRANSACTIONS                                         9,411       3,695        2,262       8,172       3,061
                                                        ------------  ----------  ----------- -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS                         7,434       2,878        1,273       6,510       2,529

NET ASSETS BEGINNING OF PERIOD                               10,450       3,379        3,122       4,733         946
                                                        ------------  ----------  ----------- -----------  ----------

NET ASSETS END OF PERIOD                                  $  17,884     $ 6,257     $  4,395    $ 11,243     $ 3,475
                                                        ============  ==========  =========== ===========  ==========

UNDISTRIBUTED (ACCUMULATED) NET
   investment income (loss)                               $     499     $   149     $    104    $    221     $    74
                                                        ============  ==========  =========== ===========  ==========
(1)SHARE TRANSACTIONS
   Shares sold                                                  873         436          176         707         241
   Reinvestment of distributions                                 61          19           25          29           8
   Shares redeemed                                             (178)       (165)         (51)       (136)        (35)
                                                        ------------  ----------  ----------- -----------  ----------
   Net increase (decrease)                                      756         290          150         600         214
                                                        ============  ==========  =========== ===========  ==========



                     See notes to the financial statements.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL LARGE CAP GROWTH SERIES

10/29(a)-12/31/01 $   10.00   $      -        $   0.97       $ 0.97      $    -              $    -              $   -
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL SMALL CAP GROWTH SERIES

10/29(a)-12/31/01     10.00      (0.01)           1.61         1.60           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL Value II Series

10/29(a)-12/31/01     10.00          -            1.05         1.05           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH SERIES

  12/31/01            18.58      (0.04)         (2.18)        (2.22)          -               (0.03)                 -
  12/31/00            22.91      (0.01)         (3.08)        (3.09)          -               (1.24)                 -
  12/31/99            18.95      (0.03)          6.42          6.39           -               (2.43)                 -
  12/31/98            13.56          -           6.20          6.20           -               (0.81)                 -
  12/31/97            11.16      (0.01)          2.93          2.92           -               (0.52)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE GROWTH SERIES

  12/31/01            13.55          -          (1.97)        (1.97)      (0.01)                  -                  -
  12/31/00            16.64          -          (2.93)        (2.93)          -               (0.16)                 -
  12/31/99            13.28      (0.01)          3.76          3.75           -               (0.39)                 -
3/02(a)-12/31/98      10.00      (0.01)          3.29          3.28           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY SERIES

  12/31/01            16.21       0.07          (1.67)        (1.60)      (0.07)              (0.01)                 -
  12/31/00            18.47       0.08          (0.08)            -       (0.09)              (2.17)                 -
  12/31/99            15.91       0.11           3.63          3.74       (0.11)              (1.07)                 -
  12/31/98            13.75       0.10           2.17          2.27       (0.09)              (0.02)                 -
  12/31/97            10.62       0.08           3.35          3.43       (0.08)              (0.22)                 -
---------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY SERIES

  12/31/01            14.20      (0.41)          1.97          1.56           -               (0.21)                 -
  12/31/00            16.97      (0.04)         (2.23)        (2.27)          -               (0.50)                 -
  12/31/99            14.82      (0.04)          2.88          2.84           -               (0.69)                 -
  12/31/98            14.73      (0.06)          0.23          0.17           -               (0.08)                 -
  12/31/97            11.54      (0.07)          3.26          3.19           -                   -                  -
----------------------------------------------------------------------------------------------------------------------------
JNL/J.P. MORGAN ENHANCED S&P 500 STOCK INDEX SERIES

  12/31/01              9.34      0.03          (1.13)        (1.10)      (0.03)                  -                  -
  12/31/00             10.58      0.04          (1.24)        (1.20)      (0.03)              (0.01)                 -
5/16(a)-12/31/99       10.00      0.03           0.65          0.68       (0.03)              (0.07)                 -

----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c)   Net Assets    Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL LARGE CAP GROWTH SERIES

10/29(a)-12/31/01  $ 10.97       9.70 %    $ 6,058         14.93%       1.10 %      (0.26)%       1.32 %        (0.48)%
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL SMALL CAP GROWTH SERIES

10/29(a)-12/31/01    11.60      16.00       7,665           3.86        1.15        (0.74)        1.24          (0.83)
----------------------------------------------------------------------------------------------------------------------------
AIM/JNL Value II Series

10/29(a)-12/31/01    11.05      10.50      14,101           5.81        1.05        (0.04)        1.26          (0.25)
----------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH SERIES

  12/31/01           16.33     (11.97)    341,162          86.80        1.07        (0.23)        n/a           n/a
  12/31/00           18.58     (13.44)    459,577          88.34        1.07        (0.03)        n/a           n/a
  12/31/99           22.91      33.80     400,639         122.58        1.07        (0.22)        n/a           n/a
  12/31/98           18.95      45.66     164,948         121.39        1.06        (0.02)        1.06         (0.02)
  12/31/97           13.56      26.20      85,87          125.44        1.10        (0.07)        1.10         (0.07)
----------------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE GROWTH SERIES

  12/31/01           11.57     (14.57)    140,511          65.21        0.87         0.05         0.90          0.02
  12/31/00           13.55     (17.59)     92,981          47.01        0.87         0.01         n/a           n/a
  12/31/99           16.64      28.23      18,256          51.15        0.88        (0.07)        n/a           n/a
3/02(a)-12/31/98     13.28      32.80       4,573          136.69       0.93        (0.08)        2.13         (1.28)
----------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY SERIES

  12/31/01           14.53      (9.83)    174,813          102.56       0.97         0.58         0.99          0.56
  12/31/00           16.21       0.28     146,888          192.40       0.97         0.57         n/a           n/a
  12/31/99           18.47      23.55      95,329          124.71       0.99         0.97         n/a           n/a
  12/31/98           15.91      16.54      37,169           67.04       1.05         1.07         1.17          0.95
  12/31/97           13.75      32.35      11,896           51.48       1.05         1.00         1.54          0.51
----------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY SERIES

  12/31/01           15.55      11.00     112,967           65.36       1.05         0.31         1.07          0.29
  12/31/00           14.20     (13.25)     77,200           89.43       1.05        (0.30)        n/a           n/a
  12/31/99           16.97      19.27      61,504           61.69       1.05        (0.35)        n/a           n/a
  12/31/98           14.82       1.18      34,953           51.90       1.10        (0.42)        1.17         (0.49)
  12/31/97           14.73      27.64      13,493           60.78       1.10        (0.54)        1.51         (0.95)
----------------------------------------------------------------------------------------------------------------------------
JNL/J.P. MORGAN ENHANCED S&P 500 STOCK INDEX SERIES

  12/31/01            8.21     (11.78)     31,415           55.97       0.90         0.44          n/a           n/a
  12/31/00            9.34     (11.38)     22,622           57.14       0.90         0.56          n/a           n/a
5/16(a)-12/31/99     10.58        6.85      5,341           34.39       0.90         0.56          n/a           n/a

--------------------------------------------------------------------------------
(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.


                     See notes to the financial statements.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES

  12/31/01      $     9.79      $ 0.09       $ (2.08)       $ (1.99)8)   $ (0.04)9)            $ (0.01)4)         $ -
  12/31/00           13.15        0.04         (2.10)           (2.06)       (0.06)                (1.24)           -
  12/31/99            9.82        0.06          3.67             3.73        (0.21)                (0.19)           -
3/02(a)-12/31/98     10.00        0.08         (0.20)           (0.12)       (0.06)                    -            -
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS AGGRESSIVE GROWTH SERIES

  12/31/01           26.65           -         (8.04)           (8.04)       (0.01)                (0.05)           -
  12/31/00           39.97        0.16         (8.45)           (8.29)       (0.51)                (4.52)           -
  12/31/99           22.09       (0.06)        20.87             20.81           -                 (2.93)           -
  12/31/98           14.53       (0.06)         8.45             8.39        (0.05)                (0.78)           -
  12/31/97           13.38        0.04          1.65             1.69            -                 (0.54)           -
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS BALANCED SERIES

  12/31/01            9.69        0.21         (0.65)           (0.44)       (0.20)                    -            -
5/01(a)-12/31/00     10.00        0.11         (0.31)           (0.20)       (0.11)                    -            -
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS CAPITAL GROWTH SERIES

  12/31/01           23.55      (0.11)         (9.35)           (9.46)           -                 (0.26)           -
  12/31/00           43.62      (0.20)        (14.90)          (15.10)           -                 (4.97)           -
  12/31/99           20.73      (0.13)         25.85            25.72            -                 (2.83)           -
  12/31/98           16.50      (0.12)          5.92             5.80            -                 (1.57)           -
  12/31/97           14.46      (0.06)          2.23             2.17        (0.02)                (0.04)       (0.07)
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GLOBAL EQUITIES SERIES

  12/31/01           25.97       0.08          (6.19)           (6.11)       (0.35)                (0.03)           -
  12/31/00           35.69       0.07          (6.55)           (6.48)       (0.59)                (2.65)           -
  12/31/99           22.11          -          14.27            14.27            -                 (0.69)           -
  12/31/98           17.48       0.04           4.66             4.70        (0.07)                    -            -
  12/31/97           15.20       0.07           2.84             2.91            -                 (0.63)           -
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GROWTH & INCOME SERIES

  12/31/01            8.47       0.05          (1.19)           (1.14)       (0.06)                    -            -
  12/31/00            9.36       0.09          (0.89)           (0.80)       (0.09)                    -            -
  12/31/99            9.00       0.09           0.36             0.45        (0.09)                    -            -
3/02(a)-12/31/98     10.00       0.07          (1.00)           (0.93)       (0.07)                    -            -
-----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH SERIES

5/01(a)-12/31/01     10.00       0.03          (0.76)           (0.73)           -                     -            -
-----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c)   Net Assets    Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------

JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES

  12/31/01         $ 7.75       (20.33)%      $ 7,304    82.18%          1.07 %    1.07 %         n/a         n/a
  12/31/00           9.79       (15.45)         9,264    120.75          1.07      0.40           n/a         n/a
  12/31/99          13.15        38.02          7,777     66.82          1.08      0.53           n/a         n/a
3/02(a)-12/31/98     9.82        (1.24)         4,997    231.88          1.13      0.62          2.64       (0.09)
----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS AGGRESSIVE GROWTH SERIES

  12/31/01          18.55       (30.18)       436,946    100.02          0.99      0.05          1.02        0.02
  12/31/00          26.65       (20.97)       744,972     61.65          0.98      0.25           n/a         n/a
  12/31/99          39.97        94.43        654,546     95.06          1.01     (0.40)          n/a         n/a
  12/31/98          22.09        57.66        161,842    114.51          1.10     (0.35)         1.10       (0.35)
  12/31/97          14.53        12.67         78,870    137.26          1.10      0.39          1.17        0.32
----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS BALANCED SERIES

  12/31/01          9.05         (4.49)        72,281    105.66          1.05      2.48          1.06        2.47
5/01(a)-12/31/00    9.69         (2.00)        44,294     41.10          1.05      2.42           n/a         n/a

----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS CAPITAL GROWTH SERIES

  12/31/01         13.83        (40.19)       260,726     96.69          1.01     (0.61)         1.03       (0.63)
  12/31/00         23.55        (34.74)       496,830    110.81          0.99     (0.67)          n/a         n/a
  12/31/99         43.62        124.19        509,086    102.26          1.03     (0.75)          n/a         n/a
  12/31/98         20.73         35.16        111,037    128.95          1.09     (0.68)         1.09       (0.68)
  12/31/97         16.50         15.01         73,749    131.43          1.10     (0.30)         1.11       (0.31)
----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GLOBAL EQUITIES SERIES

  12/31/01         19.48        (23.50)       389,796     93.37          1.05      0.42          1.06        0.41
  12/31/00         25.97        (18.28)       665,187     65.56          1.03      0.03           n/a         n/a
  12/31/99         35.69         64.58        597,241     61.60          1.06      0.01           n/a         n/a
  12/31/98         22.11         26.87        240,385     81.46          1.14      0.13          1.30       (0.03)
  12/31/97         17.48         19.12        151,050     97.21          1.15      0.33          1.37        0.11
-----------------------------------------------------------------------------------------------------------------------------
JNL/JANUS GROWTH & INCOME SERIES

  12/31/01          7.27        (13.51)        20,346     50.42          1.05      0.73          1.06        0.72
  12/31/00          8.47         (8.56)        23,212    160.19          1.04      1.61           n/a         n/a
  12/31/99          9.36          4.98          7,677    120.54          1.03      1.17           n/a         n/a
3/02(a)-12/31/98    9.00         (9.31)         4,311    129.99          1.08      1.01          2.16       (0.08)
-----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH SERIES

5/01(a)-12/31/01    9.27         (7.30)        59,841     44.80          1.05      0.54           n/a         n/a
-----------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Annualized for periods less than one year.

                     See notes to the financial statements.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH SERIES

5/01(a)-12/31/01   $  10.00    $ 0.01         $ (0.59)       $ (0.58)    $ (0.01)              $ -                $ -
----------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND SERIES

  12/31/01            10.29      0.30            0.68           0.98       (0.28)            (0.33)                 -
  12/31/00             9.64      0.45            0.68           1.13       (0.47)            (0.01)                 -
  12/31/99            10.16      0.49           (0.52)         (0.03)      (0.49)                -                  -
3/02(a)-12/31/98      10.00      0.31            0.26           0.57       (0.31)            (0.10)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM GROWTH SERIES

  12/31/01           22.91      (0.01)          (5.72)         (5.73)         -                  -                  -
  12/31/00           28.45      (0.05)          (5.03)         (5.08)         -              (0.46)                 -
  12/31/99           22.88      (0.04)           6.76           6.72          -              (1.15)                 -
  12/31/98           16.99      (0.01)           5.94           5.93      (0.01)             (0.03)                 -
  12/31/97           14.21       0.04            3.07           3.11      (0.02)             (0.31)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY SERIES

  12/31/01           12.23       0.08           (2.56)         (2.48)     (0.07)             (0.02)                 -
  12/31/00           16.79       0.08           (2.49)         (2.41)     (0.01)             (2.14)                 -
  12/31/99           13.62       0.09            4.28           4.37      (0.16)             (1.04)                 -
  12/31/98           12.09       0.16            1.58           1.74      (0.19)             (0.02)                 -
  12/31/97           12.08       0.09            0.23           0.32      (0.08)             (0.23)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH SERIES

  12/31/01             9.90     (0.05)          (2.62)         (2.67)         -                  -                  -
5/01(a)-12/31/00     10.00          -           (0.10)         (0.10)         -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY SERIES

  12/31/01           17.78       0.15           (1.27)         (1.12)     (0.16)                 -                  -
  12/31/00           16.78       0.16            1.00           1.16      (0.16)                 -                  -
  12/31/99           18.24       0.19           (0.38)         (0.19)     (0.20)             (1.07)                 -
  12/31/98           16.82       0.16            1.94           2.10      (0.16)             (0.52)                 -
  12/31/97           14.50       0.13            3.03           3.16      (0.13)             (0.71)                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE SERIES

  12/31/01           11.75       0.06            1.50           1.56      (0.06)             (1.28)                 -
  12/31/00         9.63          0.03            2.40           2.43      (0.03)             (0.28)                 -
  12/31/99         9.21          0.02            0.42           0.44      (0.02)                 -                  -
3/02(a)-12/31/98     10.00       0.03           (0.79)         (0.76)     (0.03)                 -                  -
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c)   Net Assets    Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH SERIES

5/01(a)-12/31/01   $ 9.41        (5.82)%     13,557         58.88%       1.00 %       0.17 %        n/a          n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND SERIES

  12/31/01          10.66         9.52       54,851         112.25       0.80         4.35          n/a          n/a
  12/31/00          10.29        11.75       21,715         221.61       0.93 (d)     5.98          n/a          n/a
  12/31/99           9.64        (0.26)       9,451          91.12       0.80         5.41          n/a          n/a
3/02(a)-12/31/98    10.16        (5.70)       6,133         269.16       0.85         4.95         1.57         4.23
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM GROWTH SERIES

  12/31/01          17.18       (25.01)     282,049          91.77       0.96         0.07         0.99         0.04
  12/31/00          22.91       (17.85)     497,299          77.67       0.94        (0.22)        0.95        (0.23)
  12/31/99          28.45        29.41      454,393          74.67       0.97        (0.21)         n/a          n/a
  12/31/98          22.88        34.93      182,097          70.55       1.01        (0.07)        1.01        (0.07)
  12/31/97          16.99        21.88       83,612         194.81       1.13         0.31         1.13         0.31
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY SERIES

  12/31/01           9.66       (20.29)     103,972          66.42       1.17         0.76         1.18         0.75
  12/31/00          12.23       (13.99)     126,816         138.12       1.17         0.44          n/a          n/a
  12/31/99          16.79        32.11      105,034          26.19       1.18         0.63          n/a          n/a
  12/31/98          13.62        14.43       70,927          16.39       1.23         0.88         1.28         0.83
  12/31/97          12.09         2.65       78,685          18.81       1.24         0.74         1.32         0.66
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH SERIES

  12/31/01           7.23       (26.97)      29,541         211.61       1.05        (0.46)        1.09        (0.50)
5/01(a)-12/31/00     9.90        (1.00)      46,122          58.67       1.05        (0.09)        1.06        (0.10)
----------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY SERIES

  12/31/01          16.50        (6.32)     347,246          82.54       0.96         0.89         0.99         0.86
  12/31/00          17.78         6.96      422,750          86.43       0.96         1.05         0.97         1.04
  12/31/99          16.78        (1.04)     319,454          72.23       0.98         1.19          n/a          n/a
  12/31/98          18.24        12.48      195,936          77.80       1.01         1.06         1.01         1.06
  12/31/97          16.82        21.82      108,565         112.54       1.03         1.43         1.09         1.37
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE SERIES

  12/31/01          11.97        13.24       26,886         143.12       1.07         0.65         1.20         0.52
  12/31/00          11.75        25.37       15,478         134.53       1.07         0.37          n/a          n/a
  12/31/99           9.63         4.77        6,394         118.56       1.08         0.25          n/a          n/a
3/02(a)-12/31/98     9.21        (7.64)       4,731          70.72       1.13         0.34         1.85        (0.38)
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.

                     See notes to the financial statements.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE SERIES

  12/31/01        $  10.28      $ 0.02         $ 1.77         $ 1.79      $ (0.02)              $ (0.65)         $     -
  12/31/00            8.84        0.02           1.45           1.47        (0.03)                    -                -
  12/31/99            8.70        0.03           0.14           0.17        (0.03)                    -                -
3/02(a)-12/31/98     10.00       (0.01)         (1.28)         (1.29)           -                     -            (0.01)
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL BALANCED SERIES

  12/31/01           13.13        0.41           0.98           1.39        (0.44)                (0.08)               -
  12/31/00           12.60        0.50           0.52           1.02        (0.46)                (0.03)               -
  12/31/99           13.48        0.44          (0.45)         (0.01)       (0.44)                (0.43)               -
  12/31/98           13.06        0.47           0.84           1.31        (0.47)                (0.42)               -
  12/31/97           11.92        0.36           1.83           2.19        (0.36)                (0.69)               -
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL HIGH YIELD SERIES

  12/31/01            8.60        0.79          (0.30)          0.49        (0.80)                    -                -
  12/31/00           10.13        0.98          (1.55)         (0.57)       (0.96)                    -                -
  12/31/99           10.89        0.88          (0.76)          0.12        (0.88)                    -                -
  12/31/98           11.48        0.91          (0.47)          0.44        (0.91)                (0.12)               -
  12/31/97           10.67        0.59           1.02           1.61        (0.59)                (0.21)               -
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00        0.03              -           0.03        (0.03)                    -                -
  12/31/00            1.00        0.06              -           0.06        (0.06)                    -                -
  12/31/99            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/98            1.00        0.05              -           0.05        (0.05)                    -                -
  12/31/97            1.00        0.05              -           0.05        (0.05)                    -                -
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL BALANCED SERIES

  12/31/01           10.58        0.21          (0.26)         (0.05)       (0.19)                (0.04)               -
  12/31/00           10.11        0.36           0.46           0.82        (0.35)                    -                -
  12/31/99           10.38        0.28          (0.27)          0.01        (0.28)                    -                -
3/02(a)-12/31/98     10.00        0.21           0.38           0.59        (0.21)                    -                -
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL GLOBAL BOND SERIES

  12/31/01           10.37        0.68           0.01           0.69        (0.65)                    -                -
  12/31/00           10.25        0.68           0.06           0.74        (0.62)                    -                -
  12/31/99           10.67        0.62          (0.42)          0.20        (0.62)                    -                -
  12/31/98           11.12        0.72          (0.45)          0.27        (0.72)                    -                -
  12/31/97           10.63        0.54           0.59           1.13        (0.58)                (0.05)           (0.01)
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.90%
(e)  The ratio of net operating expenses was 0.95%



JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c)   Net Assets    Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE SERIES

  12/31/01         $ 11.40        17.34 %   $ 35,164        78.01%     1.15 %        0.32 %        1.21 %        0.26 %
  12/31/00           10.28        16.60       14,614        58.07      1.15          0.36           n/a           n/a
  12/31/99            8.84         1.96        6,313        53.35      1.15          0.43           n/a           n/a
3/02(a)-12/31/98      8.70       (12.92)       4,804        40.15      1.20         (0.04)         1.89         (0.73)
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL BALANCED SERIES

  12/31/01           14.00        10.57      212,196        42.38      0.81          3.28           n/a           n/a
  12/31/00           13.13         8.25      155,270        25.76      0.82          4.02           n/a           n/a
  12/31/99           12.60        (0.11)     143,012        35.02      0.82          3.71           n/a           n/a
  12/31/98           13.48        10.06       95,974        33.74      0.85          3.87          0.85          3.87
  12/31/97           13.06        18.43       59,694       160.88      0.93          3.72          0.84          3.71
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL HIGH YIELD SERIES

  12/31/01            8.29         5.67      160,781        41.24      0.81          8.68           n/a           n/a
  12/31/00            8.60        (5.62)     144,516        62.41      0.82         10.06           n/a           n/a
  12/31/99           10.13         1.09      147,023        61.03      0.82          9.22           n/a           n/a
  12/31/98           10.89         3.84      101,485       129.85      0.83          8.62          0.83          8.62
  12/31/97           11.48        15.05       62,712       189.25      0.90          8.15          0.90          8.15
----------------------------------------------------------------------------------------------------------------------------
PPM AMERICA/JNL MONEY MARKET SERIES

  12/31/01            1.00         3.45      242,518          n/a      0.69          3.28           n/a           n/a
  12/31/00            1.00         5.83      185,012          n/a      0.70          5.73           n/a           n/a
  12/31/99            1.00         4.67      164,446          n/a      0.70          4.63           n/a           n/a
  12/31/98            1.00         4.99       56,349          n/a      0.74          4.87          0.75          4.86
  12/31/97            1.00         5.01       41,808          n/a      0.75          4.92          0.76          4.91
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL BALANCED SERIES

  12/31/01           10.30        (0.52)      18,097        46.03      0.93 (d)      2.46           n/a           n/a
  12/31/00           10.58         8.20       12,597        26.67      0.90          3.91           n/a           n/a
  12/31/99           10.11         0.09        7,517        59.53      0.90          3.54           n/a           n/a
3/02(a)-12/31/98     10.38         5.91        3,297       128.41      0.95          3.49          2.38          2.06
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL GLOBAL BOND SERIES

  12/31/01           10.41         6.71      123,310        86.36      0.98 (e)      6.46           n/a           n/a
  12/31/00           10.37         7.28      116,654        93.13      0.95          7.42           n/a           n/a
  12/31/99           10.25         1.87       81,061        98.01      0.95          7.22           n/a           n/a
  12/31/98           10.67         2.46       48,167       261.87      1.00          7.05          1.01          7.04
  12/31/97           11.12        10.66       36,725       134.55      1.01          6.83          1.08          6.76
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.90%
(e)  The ratio of net operating expenses was 0.95%

                     See notes to the financial statements.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

  12/31/01        $    7.67    $ 0.65         $ (0.24)        $ 0.41     $ (0.66)             $    -               $ -
  12/31/00             8.71      0.64           (1.05)         (0.41)      (0.63)                  -                 -
  12/31/99             9.59      0.71           (0.88)         (0.17)      (0.71)                  -                 -
3/02(a)-12/31/98      10.00      0.54           (0.41)          0.13       (0.54)                  -                 -
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

  12/31/01            10.96      0.50            0.25           0.75       (0.49)              (0.05)                -
  12/31/00            10.36      0.60            0.59           1.19       (0.59)                  -                 -
  12/31/99            11.15      0.51           (0.79)         (0.28)      (0.51)                  -                 -
  12/31/98            10.69      0.41            0.60           1.01       (0.41)              (0.14)                -
  12/31/97            10.20      0.44            0.49           0.93       (0.42)              (0.02)                -
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

  12/31/01            18.74      0.02           (1.94)         (1.92)          -               (0.04)                -
  12/31/00            21.70         -           (0.11)         (0.11)      (0.01)              (2.84)                -
  12/31/99            19.06      0.03            4.12           4.15       (0.03)              (1.48)                -
  12/31/98            15.62      0.05            4.29           4.34       (0.06)              (0.84)                -
  12/31/97            12.56      0.06            3.64           3.70       (0.03)              (0.61)                -
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

  12/31/01            23.47     (0.13)          (0.22)         (0.35)          -                   -                 -
  12/31/00            23.71     (0.04)           1.67           1.63           -               (1.87)                -
  12/31/99            20.43     (0.05)           4.93           4.88           -               (1.60)                -
  12/31/98            17.37     (0.07)           3.80           3.73           -               (0.67)                -
  12/31/97            14.89     (0.03)           2.74           2.71           -               (0.23)                -
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL VALUE SERIES

  12/31/01            11.14      0.08            0.01           0.09       (0.08)              (0.04)                -
5/01(a)-12/31/00      10.00      0.09            1.16           1.25       (0.09)              (0.02)                -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P CONSERVATIVE GROWTH SERIES

  12/31/01             9.54      0.29           (0.92)         (0.63)      (0.17)              (0.09)                -
1/26(a)-12/31/00      10.00      0.27           (0.73)         (0.46)          -                   -                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH SERIES

  12/31/01             9.19      0.27           (1.12)         (0.85)      (0.16)              (0.15)                -
1/13(a)-12/31/00      10.00      0.17           (0.98)         (0.81)          -                   -                 -

----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.79%


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c)   Net Assets    Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

  12/31/01          $ 7.42         5.33 %   $ 20,220        48.73%      0.90 %       8.54 %         n/a            n/a
  12/31/00            7.67        (4.67)      16,437        35.52       0.90         9.17           n/a            n/a
  12/31/99            8.71        (1.76)      10,690        31.39       0.90         8.74           n/a            n/a
3/02(a)-12/31/98      9.59         1.32        7,388        37.45       0.95         7.80          1.39           7.36
----------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

  12/31/01           11.17         6.92      226,275        69.10       0.82 (d)     5.09           n/a            n/a
  12/31/00           10.96        11.50      138,122        49.09       0.80         6.06           n/a            n/a
  12/31/99           10.36        (2.50)     106,329       122.72       0.80         5.45           n/a            n/a
  12/31/98           11.15         9.40       63,785       429.70       1.28         5.33          1.29           5.32
  12/31/97           10.69         9.16       25,389       378.59       0.94         5.99          1.05           5.88
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

  12/31/01           16.78       (10.23)     474,105        63.38       0.92         0.12          1.03           0.01
  12/31/00           18.74        (0.34)     411,855        77.19       0.92         0.03          0.92           0.02
  12/31/99           21.70        21.77      351,338        61.45       0.93         0.16           n/a            n/a
  12/31/98           19.06        27.78      216,599        54.93       0.95         0.38          0.95           0.38
  12/31/97           15.62        29.47      124,022        47.06       0.98         0.43          0.98           0.43
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

  12/31/01           23.12        (1.49)     366,028        44.26       1.02         0.56          1.03           0.55
  12/31/00           23.47         7.16      419,796        47.90       1.02        (0.20)          n/a            n/a
  12/31/99           23.71        24.01      286,502        56.68       1.03        (0.28)          n/a            n/a
  12/31/98           20.43        21.49      189,636        50.92       1.04        (0.37)         1.04          (0.37)
  12/31/97           17.37        18.21      127,052        41.43       1.06        (0.26)         1.06          (0.26)
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE/JNL VALUE SERIES

  12/31/01           11.11         0.78      216,408        42.29       1.00         0.93          1.02           0.91
5/01(a)-12/31/00     11.14        12.54       26,446        44.84       1.00         1.47          1.01           1.46
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P CONSERVATIVE GROWTH SERIES

  12/31/01            8.65        (6.60)      15,495        49.04       0.20         1.78           n/a            n/a
1/26(a)-12/31/00      9.54        (4.60)       8,737        18.17       0.20         4.79           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH SERIES

  12/31/01            8.03        (9.32)      34,317        40.65       0.20         1.29           n/a            n/a
1/13(a)-12/31/00      9.19        (8.10)      21,489        14.96       0.20         3.68           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.79%


                     See notes to the financial statements.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P AGGRESSIVE GROWTH SERIES

  12/31/01        $   9.47     $ 0.19        $ (1.69)        $(1.50)      $ (0.16)             $ (0.35)           $ -
1/13(a)-12/31/00     10.00       0.05          (0.58)         (0.53)            -                    -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P CONSERVATIVE GROWTH SERIES I

  12/31/01           11.83       0.08          (0.65)         (0.57)        (0.34)               (0.38)             -
  12/31/00           12.45       0.11          (0.31)         (0.20)        (0.23)               (0.19)             -
  12/31/99           10.47      (0.06)          2.10           2.04         (0.06)                   -              -
4/09(a)-12/31/98     10.00       0.38           0.09           0.47             -                    -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH SERIES I

  12/31/01           12.37       0.01          (0.92)         (0.91)        (0.32)               (0.44)             -
  12/31/00           13.42       0.03          (0.62)         (0.59)        (0.21)               (0.25)             -
  12/31/99           10.63      (0.11)          2.95           2.84         (0.05)                   -              -
4/09(a)-12/31/98     10.00       0.36           0.27           0.63             -                    -              -
-------------------------------------------------------------------------------------
JNL/S&P AGGRESSIVE GROWTH SERIES I

  12/31/01           12.86       0.02          (1.38)        (1.36)        (0.35)                (0.70)             -
  12/31/00           14.69      (0.10)         (1.28)        (1.38)        (0.17)                (0.28)             -
  12/31/99           10.88      (0.15)          4.00          3.85         (0.04)                    -              -
4/09(a)-12/31/98     10.00       0.27           0.61          0.88             -                     -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P VERY AGGRESSIVE GROWTH SERIES I

  12/31/01           13.08      (0.04)        (1.76)         (1.80)        (0.28)                (1.07)             -
  12/31/00           16.61      (0.29)        (2.56)         (2.85)        (0.18)                (0.50)             -
  12/31/99           11.19      (0.21)         5.68           5.47         (0.04)                (0.01)             -
4/09(a)-12/31/98     10.00       0.24          0.95           1.19             -                     -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY GROWTH SERIES I

  12/31/01           12.59      (0.06)        (1.73)         (1.79)        (0.26)                (0.81)             -
  12/31/00           15.21      (0.18)        (1.96)         (2.14)        (0.15)                (0.33)             -
  12/31/99           10.64      (0.18)         4.77           4.59         (0.02)                    -              -
4/09(a)-12/31/98     10.00       0.21          0.43           0.64             -                     -              -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I

  12/31/01           12.59      (0.05)        (1.67)         (1.72)        (0.31)                (0.98)             -
  12/31/00           15.56      (0.21)        (2.17)         (2.38)        (0.17)                (0.42)             -
  12/31/99           10.75      (0.16)         5.02           4.86         (0.05)                    -              -
4/09(a)-12/31/98     10.00       0.21          0.54           0.75             -                     -              -
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c)   Net Assets    Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P AGGRESSIVE GROWTH SERIES

  12/31/01           $ 7.46      (15.86)%     $ 18,387      56.62%     0.20 %       0.42 %         n/a           n/a
1/13(a)-12/31/00       9.47       (5.30)        18,897      12.75      0.20         0.99           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P CONSERVATIVE GROWTH SERIES I

  12/31/01            10.54       (4.78)       187,495      49.46      0.20         2.42           n/a           n/a
  12/31/00            11.83       (1.55)       139,701      25.30      0.20         3.53           n/a           n/a
  12/31/99            12.45       19.52         72,998      12.96      0.20         3.97           n/a           n/a
4/09(a)-12/31/98      10.47        4.70         10,026      36.08      0.20        14.15           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH SERIES I

  12/31/01            10.70       (7.34)       298,741      59.64      0.20         1.66           n/a           n/a
  12/31/00            12.37       (4.35)       222,052      19.23      0.20         2.61           n/a           n/a
  12/31/99            13.42       26.74        110,608      17.15      0.20         2.99           n/a           n/a
4/09(a)-12/31/98      10.63        6.30         12,612      57.96      0.20        13.74           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P AGGRESSIVE GROWTH SERIES I

  12/31/01            10.45      (10.58)       107,519      67.65      0.20         1.16           n/a           n/a
  12/31/00            12.86       (9.37)        95,075      24.94      0.20         1.62           n/a           n/a
  12/31/99            14.69       35.38         41,329      26.50      0.20         1.22           n/a           n/a
4/09(a)-12/31/98      10.88        8.80          4,425     126.18      0.20         7.34           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P VERY AGGRESSIVE GROWTH SERIES I

  12/31/01             9.93      (13.73)        58,358      92.20      0.20         0.07           n/a           n/a
  12/31/00            13.08      (17.16)        57,841      29.95      0.20         0.54           n/a           n/a
  12/31/99            16.61       48.86         23,588     141.89      0.20        (0.13)          n/a           n/a
4/09(a)-12/31/98      11.19       11.90          2,441     121.03      0.20         5.73           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY GROWTH SERIES I

  12/31/01             9.73      (14.31)       145,413      76.59      0.20         0.09           n/a           n/a
  12/31/00            12.59      (14.06)       135,523      28.83      0.20         0.52           n/a           n/a
  12/31/99            15.21       43.19         60,879      34.62      0.20        (0.01)          n/a           n/a
4/09(a)-12/31/98      10.64        6.40          5,035      72.69      0.20         6.93           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I

  12/31/01             9.58      (13.69)        41,038      75.09      0.20         0.06           n/a           n/a
  12/31/00            12.59      (15.27)        40,471      28.62      0.20         0.56           n/a           n/a
  12/31/99            15.56       45.25         18,680      41.60      0.20        (0.09)          n/a           n/a
4/09(a)-12/31/98      10.75        7.50          3,238      67.88      0.20         7.01           n/a           n/a
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.

                     See notes to the financial statements.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                    Increase (Decrease) from
                                      Investment Operations                                 Distributions from
                  Net Asset         ------------------------                                   Net Realized
                    Value          Net       Net Realized   Total from  Distributions from      Gains on
                  Beginning    Investment    & Unrealized   Investment  Net Investment         Investment        Return of
Period Ended      of Period   Income (Loss)  Gains (Loss)   Operations      Income            Transaction         Capital
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P CONSERVATIVE GROWTH SERIES II

  12/31/01        $  10.07     $ 0.12         $ (0.83)       $  (0.71)    $ (0.15)            $    -               $ -
  12/31/00           11.01       0.16           (0.80)          (0.64)      (0.30)                 -                 -
  12/31/99            9.54       0.06            1.48            1.54       (0.07)                 -                 -
 4/09(a)-12/31/98    10.00       0.23           (0.69)          (0.46)          -                  -                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH SERIES II

  12/31/01           11.22       0.11           (1.18)          (1.07)      (0.28)             (0.43)                -
  12/31/00           12.49       0.06           (0.88)          (0.82)      (0.17)             (0.28)                -
  12/31/99           10.22       0.05            2.28            2.33       (0.06)                 -                 -
4/09(a)-12/31/98     10.00       0.17            0.05            0.22           -                  -                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P AGGRESSIVE GROWTH SERIES II

  12/31/01           11.36       0.07           (1.51)          (1.44)      (0.25)             (0.68)                -
  12/31/00           12.92      (0.01)          (1.16)          (1.17)      (0.14)             (0.25)                -
  12/31/99           10.05      (0.01)           2.89            2.88       (0.01)                 -                 -
4/09(a)-12/31/98     10.00       0.10           (0.05)           0.05           -                  -                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P VERY AGGRESSIVE GROWTH SERIES II

  12/31/01           12.45       0.07           (1.56)          (1.49)      (0.36)             (1.11)                -
  12/31/00           15.37      (0.07)          (1.91)          (1.98)      (0.22)             (0.72)                -
  12/31/99           10.80      (0.07)           4.65            4.58           -              (0.01)                -
4/09(a)-12/31/98     10.00       0.07            0.73            0.80           -                  -                 -
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY GROWTH SERIES II

  12/31/01           11.89       0.02           (1.72)          (1.70)      (0.24)             (0.62)                -
  12/31/00           13.67      (0.11)          (1.31)          (1.42)      (0.10)             (0.26)                -
  12/31/99           10.04      (0.05)           3.69            3.64       (0.01)                 -                 -
4/09(a)-12/31/98     10.00       0.08           (0.04)           0.04           -                  -                 -
----------------------------------------------------------------------------------------------------------------------------
 JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II

  12/31/01           12.46       0.02           (1.62)          (1.60)      (0.28)             (0.72)                -
  12/31/00           14.44      (0.17)          (1.45)          (1.62)      (0.07)             (0.29)                -
  12/31/99           10.36      (0.05)           4.15            4.10       (0.02)                 -                 -
4/09(a)-12/31/98     10.00       0.07            0.29            0.36           -                  -                 -
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.


JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                         Assuming No Expense Reimburse-
                                                                         ment or Fees Paid Indirectly
                                                                         -------------------------------
                                        Supplemental Data                         Ratio of Net                Ratio of Net
                                        -----------------              Ratio of    Investment     Ratio of     Investment
                   Net Asset                Net Assets,              Expenses to  Income (Loss)  Expenses to  Income (Loss)
                   Value, End    Total     End of Period  Portfolio  Average Net   to Average    Average Net   to Average
Period Ended       of Period     Return(b) (in thousands)  Turnover   Assets (c)   Net Assets    Assets (c)   Net Assets (c)
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P CONSERVATIVE GROWTH SERIES II

  12/31/01         $   9.21      (7.00)%     $ 13,202       66.63%      0.20 %       2.47 %         n/a            n/a
  12/31/00            10.07      (5.77)         9,867       25.52       0.20         3.03           n/a            n/a
  12/31/99            11.01      16.14          6,513       55.32       0.20         3.31           n/a            n/a
 4/09(a)-12/31/98      9.54      (4.60)         1,701      369.99       0.20         2.29           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH SERIES II

  12/31/01             9.44      (9.48)        17,900       62.10       0.20         1.46           n/a            n/a
  12/31/00            11.22      (6.57)        17,884       18.92       0.20         2.15           n/a            n/a
  12/31/99            12.49      22.77         10,450       38.38       0.20         2.15           n/a            n/a
4/09(a)-12/31/98      10.22       2.20          2,856      103.28       0.20         4.09           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P AGGRESSIVE GROWTH SERIES II

  12/31/01             8.99     (12.75)         5,978       57.39       0.20         1.04           n/a            n/a
  12/31/00            11.36      (9.04)         6,257       42.75       0.20         1.53           n/a            n/a
  12/31/99            12.92      28.66          3,379       72.67       0.20         1.26           n/a            n/a
4/09(a)-12/31/98      10.05       0.50            267      165.71       0.20         2.19           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P VERY AGGRESSIVE GROWTH SERIES II

  12/31/01             9.49     (11.97)         3,159       57.87       0.20         0.05           n/a            n/a
  12/31/00            12.45     (12.86)         4,395       21.22       0.20         0.59           n/a            n/a
  12/31/99            15.37      42.42          3,122      145.99       0.20        (0.07)          n/a            n/a
4/09(a)-12/31/98      10.80       8.00            155      208.66       0.20         0.91           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY GROWTH SERIES II

  12/31/01             9.33     (14.38)         9,472       74.49       0.20         0.13           n/a            n/a
  12/31/00            11.89     (10.35)        11,243       18.49       0.20         0.62           n/a            n/a
  12/31/99            13.67      36.29          4,733       59.07       0.20         0.20           n/a            n/a
4/09(a)-12/31/98      10.04       0.40            600      121.14       0.20         1.82           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II

  12/31/01             9.86     (12.85)         2,825       53.36       0.20         0.08           n/a            n/a
  12/31/00            12.46     (11.18)         3,475       17.61       0.20         0.71           n/a            n/a
  12/31/99            14.44      39.61            946      202.45       0.20         0.00           n/a            n/a
4/09(a)-12/31/98      10.36       3.60            224      157.21       0.20         1.22           n/a            n/a
----------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total  Return is not  annualized  for  periods  less than one year and does reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.

                     See notes to the financial statements.

                                JNL Series Trust
                        Notes to the Financial Statements


NOTE 1. ORGANIZATION

     JNL Series Trust ("Trust") is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust, consisting of diversified and non-diversified Series, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Trust currently offers shares in forty-eight (48) separate Series, each with its own investment objective. AIM/JNL Large Cap Growth Series, AIM/JNL Small Cap Growth Series and AIM/JNL Value II Series, for which AIM Capital Management Inc. serves as the sub-adviser; JNL/Alger Growth Series, for which Fred Alger Management, Inc. serves as the sub-adviser; JNL/Alliance Growth Series, for which Alliance Capital Management L.P. serves as the sub-adviser; JNL/Eagle Core Equity Series and JNL/Eagle SmallCap Equity Series, for which Eagle Asset Management, Inc. serves as the sub-adviser; JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series and JNL/J.P. Morgan International & Emerging Markets Series, for which J.P. Morgan Investment Management Inc. serves as the sub-adviser; JNL/Janus Aggressive Growth Series, JNL/Janus Balanced Series, JNL/Janus Capital Growth Series, JNL/Janus Global Equities Series and JNL/Janus Growth & Income Series, for which Janus Capital Corporation serves as the sub-adviser; JNL/Oppenheimer Global Growth Series and JNL/Oppenheimer Growth Series, for which OppenheimerFunds Inc. serves as the sub-adviser; JNL/PIMCO Total Return Bond Series, for which Pacific Investment Management Company serves as the sub-adviser; JNL/Putnam Growth Series, JNL/Putnam International Equity Series, JNL/Putnam Midcap Growth Series and JNL/Putnam Value Equity Series, for which Putnam Investment Management, Inc. serves as the sub-adviser; Lazard/JNL Mid Cap Value Series and Lazard/JNL Small Cap Value Series, for which Lazard Asset Management serves as sub-adviser; PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series and PPM America/JNL Money Market Series, for which PPM America Inc. serves as sub-adviser; Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series and Salomon Brothers/JNL U.S. Government & Quality Bond Series, for which Salomon Brothers Asset Management Inc. serves as the sub-adviser; T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL Mid-Cap Growth Series and T. Rowe Price/JNL Value Series, for which T. Rowe Price Associates, Inc. serves as the sub-adviser; and JNL/S&P Conservative Growth Series, JNL/S&P Conservative Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series, JNL/S&P Moderate Growth Series I, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series, JNL/S&P Aggressive Growth Series I, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series I, JNL/S&P Equity Growth Series II, JNL/S&P Equity Aggressive Growth Series I and JNL/S&P Equity Aggressive Growth Series II (collectively the "JNL/S&P Series") for which Standard & Poor's Investment Advisory Services, Inc. serves as the sub-adviser.

     Jackson National Asset Management, LLC ("JNAM"), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as investment adviser ("Adviser") for all the Series of the Trust. PPM America, Inc. is an affiliate of the Adviser. Shares are presently offered only to Jackson National and its separate accounts to fund the benefits of variable annuity policies.


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed and consistently applied by the Trust in the preparation of its financial statements. Certain prior year amounts have been reclassified in conformity with the current year's presentation.

     Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted requires management to make estimates and assumptions. Actual results could differ from those estimates.

     Security Valuation -- Bonds are valued on the basis of prices furnished by pricing services which determine prices for normal institutional size trading units of bonds or based on quotations provided by reputable broker-dealers. Stocks are valued at the last quoted sale price on the New York stock exchange or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. When quotations are not readily available, securities are valued at fair market value determined by procedures approved by the Board of Trustees. Short-term securities maturing within 60 days of purchase, and all securities in the PPM America/JNL Money Market Series, are valued at amortized cost, which approximates market value. American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"), which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in U.S. dollars.

     The JNL/S&P Series are valued at the net asset value per share of each underlying Series determined as of the close of the New York Stock Exchange on the valuation date.

     Security Transactions and Investment Income -- Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. Realized gains and losses are determined on the specific identification basis.

     Foreign Currency Translations -- The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars using exchange rates in effect as of noon Eastern Standard Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions.

     Realized gains and losses arising from selling foreign currencies and certain non-dollar denominated fixed income securities, entering into forward foreign currency exchange contracts, and accruing income or settling portfolio purchases and sales denominated in a foreign currency paid or received at a later date are recorded as net realized foreign currency related gains (losses) and are considered ordinary income for tax purposes. Realized and unrealized gains and losses on investments which result from changes in foreign currency exchange rates are primarily included in net realized gains (losses) and net unrealized appreciation (depreciation), respectively.

     Forward Foreign Currency Exchange Contracts -- A Series may enter into forward foreign currency exchange contracts ("contracts"), generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales ("spot hedges") or to minimize foreign currency risk on portfolio securities denominated in foreign currencies ("position hedges"). All contracts are valued at the forward currency exchange rate and are marked-to-market daily. When the contract is open, the change in market value is recorded as net unrealized appreciation (depreciation) on foreign currency related items. When the contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Series' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Statement of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Series could be exposed to the risk of a previously hedged position becoming unhedged if the counterparties to the contracts are unable to meet the terms of the contracts.

     When-Issued and Delayed Delivery Transactions -- A Series may purchase securities on a when-issued or delayed delivery basis. On the trade date, the Series record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. Income is not accrued until settlement date.

     Unregistered Securities -- A Series may own certain investment securities which are unregistered and thus restricted to resale. These securities are valued by the Series after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future dispositions of the securities require registration under the Securities Act of 1933, the Series have the right to include their securities in such registration generally without cost to the Series. The Series have no right to require registration of unregistered securities.

     Options Transactions -- A Series may write covered call options on portfolio securities. A Series may buy and sell options contracts to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. Written options involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Assets and Liabilities. The risk in writing a covered call option is that the Series may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. Option contracts are valued at the closing prices on their exchanges and the Series will realize a gain or loss upon expiration or closing of the option transaction. When a written call option is exercised, the proceeds on the sale of the underlying security are adjusted by the amount of premium received.

     Futures Contracts -- A Series may utilize futures contracts to a limited extent. A Series may buy and sell futures contracts to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. The risks associated with the use of futures contracts include the possibility that the value may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Series may not be able to enter into a closing transaction because of an illiquid market. Upon entering into a futures contract, the Series is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Futures contracts are valued based upon their quoted daily settlement prices. The Series receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Series as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities.

     Dollar Roll Transactions -- A Series may enter into dollar roll transactions with respect to mortgage securities in which the Series sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The value of the dollar roll transactions are reflected in the Series' Statements of Assets and Liabilities. During the period between the sale and repurchase, the Series forgoes principal and interest paid on the mortgage securities sold. The Series is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Series to "roll over" its purchase commitments. These fees are accrued as income over the life of the dollar roll contract. Dollar roll transactions involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those similar securities which the Series is obligated to purchase or that the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs.

     Repurchase Agreements -- A Series may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Series and a simultaneous agreement (generally by a bank or broker-dealer) to repurchase that security back from the Series at a specified price and date or upon demand. Securities pledged as collateral for repurchase agreements are held by the Series custodian bank until the maturity of the repurchase agreement. Procedures for all repurchase agreements have been designed to assure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

     Reverse Repurchase Agreements -- A Series may engage in reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Series have committed to sell is reflected in the Statements of Assets and Liabilities. A Series pays interest on amounts borrowed which is reflected in the Statements of Operations. The Series will maintain securities in segregated accounts with its custodian that at all times are in an amount equal to their obligations under the reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Series may decline below the repurchase price and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

     Securities Loaned -- The Series has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Series receives a fee equal to a percentage of the net income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Series and is required to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in a pooled money market instrument approved by the Advisor. The Series bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

     Distributions to Shareholders -- The PPM America/JNL Money Market Series declares dividends daily and pays dividends monthly. For all other Series, dividends from net investment income are declared and paid annually, but may be done more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

     Federal Income Taxes -- The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income in amounts that will avoid federal income or excise taxes for each Series. The Trust periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.


NOTE 3.  INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

     The Trust has an investment advisory agreement with JNAM whereby JNAM provides investment management and transfer agency services. Each Series pays JNAM an annual fee, computed daily and payable monthly, based on a specified percentage of the average daily net assets of each Series. A portion of this fee is paid to sub-advisers as compensation for their services. The following is a schedule of the fees each Series is currently obligated to pay JNAM.



                                         $0 to   $25 to  $50 to  $100 to  $150 to $200 to $250 to  $300 to $350 to   Over
(M - Millions)                           $25 M   $50 M   $100 M   $150 M  $200 M  $250 M   $300 M  $350 M   $500 M  $500 M
--------------                           -----   -----   ------   ------  ------  ------   ------  ------   ------  ------
AIM/JNL Large Cap Growth Series          1.00%   1.00%    1.00%   1.00%    1.00%   1.00%   1.00%     .95%    .95%     .95%
AIM/JNL Small Cap Growth Series          1.05    1.05     1.05    1.05     1.05    1.05    1.05     1.00    1.00     1.00
AIM/JNL Value II Series                   .95     .95      .95     .95      .95     .95     .95      .90     .90      .90
JNL/Alger Growth Series                   .975    .975     .975    .975     .975    .975    .975     .95     .95      .90
JNL/Alliance Growth Series                .775    .775     .775    .775     .775    .775    .70      .70     .70      .70
JNL/Eagle Core Equity Series              .90     .90      .85     .85      .85     .85     .85      .75     .75      .75
JNL/Eagle SmallCap Equity Series          .95     .95      .95     .90      .90     .90     .90      .90     .90      .85
JNL/J.P. Morgan Enhanced S&P 500
    Stock Index Series                    .80     .75      .75     .75      .75     .75     .75      .75     .75      .75
JNL/J.P. Morgan International &
  Emerging Markets Series                 .975    .975     .95     .95      .95     .90     .90      .90     .85      .85
JNL/Janus Aggressive Growth Series        .95     .95      .95     .95      .90     .90     .90      .85     .85      .85
JNL/Janus Balanced Series                 .95     .95      .95     .95      .95     .95     .95      .90     .90      .90
JNL/Janus Capital Growth Series           .95     .95      .95     .95      .90     .90     .90      .85     .85      .85
JNL/Janus Global Equities Series         1.00    1.00     1.00    1.00      .95     .95     .95      .90     .90      .90
JNL/Janus Growth & Income Series          .95     .95      .95     .95      .95     .95     .95      .90     .90      .90
JNL/Oppenheimer Global Growth Series      .90     .90      .90     .90      .90     .90     .90      .80     .80      .80
JNL/Oppenheimer Growth Series             .90     .90      .90     .90      .90     .90     .90      .80     .80      .80
JNL/PIMCO Total Return Bond Series        .70     .70      .70     .70      .70     .70     .70      .70     .70      .70
JNL/Putnam Growth Series                  .90     .90      .90     .90      .85     .85     .85      .80     .80      .80
JNL/Putnam International Equity Series   1.10    1.10     1.05    1.05     1.00    1.00    1.00      .95     .95      .90
JNL/Putnam Midcap Growth Series           .95     .95      .95     .95      .95     .95     .95      .90     .90      .90
JNL/Putnam Value Equity Series            .90     .90      .90     .90      .85     .85     .85      .80     .80      .80
Lazard/JNL Mid Cap Value Series           .975    .975     .975    .975     .925    .925    .925     .90     .90      .90
Lazard/JNL Small Cap Value Series        1.05    1.05     1.00    1.00      .975    .975    .975     .925    .925     .925
PPM America/JNL Balanced Series           .75     .75      .70     .70      .675    .675    .675     .65     .65      .625
PPM America/JNL High Yield Bond Series    .75     .75      .70     .70      .675    .675    .675     .65     .65      .625
PPM America/JNL Money Market Series       .60     .60      .60     .60      .575    .575    .575     .55     .55      .525
Salomon Brothers/JNL Balanced Series      .80     .80      .75     .75      .70     .70     .70      .70     .70      .70
Salomon Brothers/JNL Global Bond Series   .85     .85      .85     .85      .80     .80     .80      .80     .80      .75
Salomon Brothers/JNL High Yield Bond
  Series                                  .80     .80      .75     .75      .70     .70     .70      .70     .70      .70
Salomon Brothers/JNL U.S. Government &
  Quality Bond Series                     .70      .70     .70     .70      .65     .65     .65      .60     .60      .55
T. Rowe Price/JNL Established Growth
  Series                                  .85     .85      .85     .85      .80     .80     .80      .80     .80      .80
T. Rowe Price/JNL Mid-Cap Growth Series   .95     .95      .95     .95      .90     .90     .90      .90     .90      .90
T. Rowe Price/JNL Value Series            .90     .90      .90     .90      .90     .90     .90      .85     .85      .85
JNL/S&P Series                            .20     .20      .20     .20      .20     .20     .20      .20     .20      .15


--------------------------------------------------------------------------------
                                JNL Series Trust
                  Notes to the Financial Statements (continued)
--------------------------------------------------------------------------------

     Administrative Fee - The JNL/S&P Series do not pay an Administrative Fee. All other Series, except the JNL/ Oppenheimer Global Growth Series, pays JNAM an annual Administrative Fee of .10% of the average daily net assets of the Series. The JNL/Oppenheimer Global Growth Series pays JNAM an annual Administrative Fee of .15% of the average daily net assets of the Series. In return for the fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Series. In accordance with the agreement, JNAM is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing, trustee fees, and all other services necessary for the operation of each Series. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes.

     During the year ended December 31, 2001, JNL/Alger Growth Series, JNL/Eagle Core Equity Series and JNL/Eagle SmallCap Equity Series paid, $785, $1 and $1, in thousands respectively, to affiliates of the Series for brokerage fees on the execution of purchases and sales of portfolio investments.

     Brokerage Enhancement Plan - Certain Series have adopted a Brokerage Enhancement Plan (the "Plan") under the provisions of Rule 12b-1 for the purpose of utilizing the Trust's brokerage commissions to the extent available, to promote the sale and distribution of the Trust's shares (through the sale of variable insurance products funded by the Trust). Commissions are reflected in the Statements of Operations as "12b-1 expenses" and a corresponding reduction "Fees paid indirectly". Net expenses of the Series are unaffected by participating in the Plan.


NOTE 4. PURCHASES AND SALES OF SECURITIES

     Information with respect to purchases and proceeds from sales of long-term securities for the period ended December 31, 2001 is as follows (in thousands):


                                                             Investment Securities       U.S. Government Obligations
                                                         Purchases         Sales          Purchases          Sales
                                                      ---------------- --------------- ---------------- ----------------
  AIM/JNL Large Cap Growth Series                     $         5,964             595  $             -  $             -
  AIM/JNL Small Cp Growth Series                                6,075             161                -                -
  AIM/JNL Value II Series                                      11,931             469                -                -
  JNL/Alger Growth Series                                     313,100         380,619                -                -
  JNL/Alliance Growth Series                                  152,603          81,646                -                -
  JNL/Eagle Core Equity Series                                191,559         150,618                -                -
  JNL/Eagle SmallCap Equity Series                             93,484          60,025                -                -
  JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series          27,831          14,334               51                -
  JNL/J.P. Morgan International & Emerging Markets
    Series                                                      6,337           6,358                -                -
  JNL/Janus Aggressive Growth Series                          488,525         542,702                -                -
  JNL/Janus Balanced Series                                    62,739          32,025           29,538           26,494
  JNL/Janus Capital Growth Series                             307,406         348,704                -                -
  JNL/Janus Global Equities Series                            413,677         454,240                -                -
  JNL/Janus Growth & Income Series                             13,298           9,004              397              400
  JNL/Oppenheimer Global Growth Series                         83,604          21,020                -                -
  JNL/Oppenheimer Growth Series                                14,209           4,135                -                -
  JNL/PIMCO Total Return Bond Series                          161,335         137,440           31,763           28,048
  JNL/Putnam Growth Series                                    310,693         392,058                -                -
  JNL/Putnam International Equity Series                       75,013          72,285                -                -
  JNL/Putnam Midcap Growth Series                              84,520          82,333                -                -
  JNL/Putnam Value Equity Series                              293,805         323,326                -                -
  Lazard/JNL Mid Cap Value Series                              33,712          25,000                -                -
  Lazard/JNL Small Cap Value Series                            30,121          14,292                -                -
  PPM America/JNL Balanced Series                              83,008          53,069           47,130           26,513
  PPM America/JNL High Yield Bond Series                       98,501          60,224                -                -
  Salomon Brothers/JNL Balanced Series                         21,577          17,966            1,528              341
  Salomon Brothers/JNL Global Bond Series                     344,684         353,355           27,402            5,480
  Salomon Brothers/JNL High Yield Bond Series                  15,692           8,186                -                -
  Salomon Brothers/JNL U.S. Government & Quality Bond
    Series                                                    552,132         579,519          146,428           46,516
  T. Rowe Price/JNL Value Series                              249,556          64,109                -                -
  T. Rowe Price/JNL Established Growth Series                 406,276         284,162                -                -
  T. Rowe Price/JNL Mid-Cap Growth Series                     153,825         183,541                -                -
  JNL/S&P Conservative Growth Series                           13,878           6,090                -                -
  JNL/S&P Moderate Growth Series                               27,361          11,418                -                -
  JNL/S&P Aggressive  Growth Series                            13,239          10,383                -                -
  JNL/S&P Conservative Growth Series I                        140,092          80,203                -                -
  JNL/S&P Moderate Growth Series I                            257,751         156,052                -                -
  JNL/S&P Aggressive  Growth Series I                          92,691          67,478                -                -
  JNL/S&P Very Aggressive Growth Series I                      61,446          52,108                -                -
  JNL/S&P Equity Growth Series I                              140,573         107,197                -                -
  JNL/S&P Equity Aggressive Growth Series I                    38,309          30,946                -                -
  JNL/S&P Conservative Growth Series II                        11,914           7,460                -                -



                                                             Investment Securities       U.S. Government Obligations
                                                         Purchases         Sales          Purchases          Sales
                                                      ---------------- --------------- ---------------- ----------------
  JNL/S&P Moderate Growth Series II                   $        13,281          10,975  $             -  $             -
  JNL/S&P Aggressive  Growth Series II                          3,966           3,307                -                -
  JNL/S&P Very Aggressive Growth Series II                      2,117           2,746                -                -
  JNL/S&P Equity Growth Series II                               7,325           7,464                -                -
  JNL/S&P Equity Aggressive Growth Series II                    1,608           1,744                -                -


NOTE 5.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.


NOTE 6.  FEDERAL INCOME TAX MATTERS

     At December 31, 2001, the following Series had accumulated net realized capital loss carryovers for U.S. federal income tax purposes, which may be used to offset future, realized capital gains (in thousands):


                                                Year(s) of
                                     Amount     Expiration
---------------------------------------------- -------------

  JNL/Alger Growth Series          $ 61,024        2009
  JNL/Alliance Growth Series         26,363        2009
  JNL/Eagle Core Equity Series       15,999        2009
  JNL/Eagle SmallCap Equity Series    2,091        2009
  JNL/J.P. Morgan Enhanced S&P
    500 Stock Index Series            3,177     2008-2009
  JNL/J.P. Morgan International &
    Emerging Markets Series           1,565        2009
  JNL/Janus Aggressive Growth
    Series                          189,739        2009
  JNL/Janus Balanced Series           4,362     2008-2009
  JNL/Janus Capital Growth Series   249,870        2009
  JNL/Janus Global Equities Series   71,970        2009
  JNL/Janus Growth & Income Series    3,631     2006-2008
  JNL/Oppenheimer Global Growth
    Series                            2,409        2009
  JNL/Oppenheimer Growth Series         803        2009
  JNL/Putnam Growth Series           92,966     2008-2009
  JNL/Putnam International Equity
    Series                           15,110        2009
  JNL/Putnam Midcap Growth Series    14,341     2008-2009
  JNL/Putnam Value Equity Series      7,282        2008


                                               Year(s) of
                                     Amount    Expiration
---------------------------------------------- ------------

  PPM America/JNL High Yield Bond
    Series                         $ 40,313     2007-2009
  Salomon Brothers/JNL Global
    Bond Series                       1,610     2007-2008
  Salomon Brothers/JNL High Yield
    Bond Series                       1,560     2006-2009
  T. Rowe Price/JNL Established
    Growth Series                    46,230       2009
  T. Rowe Price/JNL Mid-Cap
    Growth Series                     2,412       2009
  JNL/S&P Conservative Growth
    Series                               93       2009
  JNL/S&P Moderate Growth Series        369       2009
  JNL/S&P Aggressive  Growth
    Series                              597       2009
  JNL/S&P Conservative Growth I       1,083       2009
  JNL/S&P Moderate Growth Series I    3,235       2009
  JNL/S&P Aggressive  Growth
    Series I                          6,279       2009
  JNL/S&P Very Aggressive Growth
    Series I                          6,041       2009
  JNL/S&P Equity Growth Series I     14,268       2009
  JNL/S&P Equity Aggressive
    Growth Series I                   3,423       2009
  JNL/S&P Conservative Growth
    Series II                            94    2008-2009
  JNL/S&P Moderate Growth Series
    II                                  159       2009
  JNL/S&P Aggressive  Growth
    Series II                           152       2009
  JNL/S&P Very Aggressive Growth
    Series II                            62       2009



Based on the cost of investments for federal income tax purposes, the gross and net unrealized appreciation (depreciation) at December 31, 2001 (in thousands):



                                                                                                           Net
                                                                             Gross          Gross      Unrealized
                                                              Cost of     Unrealized     Unrealized    Appreciation/
                                                            Investments   Appreciation   Depreciation  Depreciation
                                                           -------------- -------------- -----------------------------

  AIM/JNL Large Cap Growth Series                          $     5,657    $       526    $      (51)            475
  AIM/JNL Small Cap Growth Series                                6,855            988          (102)            886
  AIM/JNL Value II Series                                       13,209          1,340          (142)          1,198
  JNL/Alger Growth Series                                      329,486         25,172       (20,367)          4,805
  JNL/Alliance Growth Series                                   151,238          8,543       (18,484)         (9,941)
  JNL/Eagle Core Equity Series                                 179,586         11,761       (13,688)         (1,927)
  JNL/Eagle SmallCap Equity Series                             104,775         19,757       (11,179)          8,578
  JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series           32,906          1,948        (3,469)         (1,521)
  JNL/J.P. Morgan International & Emerging Markets Series        8,515            150          (940)           (790)
  JNL/Janus Aggressive Growth Series                           490,051          8,203       (64,174)        (55,971)
  JNL/Janus Balanced Series                                     71,975          2,516        (2,701)           (185)
  JNL/Janus Capital Growth Series                              305,901         16,005       (60,099)        (44,094)
  JNL/Janus Global Equities Series                             418,423         17,872       (43,445)        (25,573)



                                                                                                           Net
                                                                             Gross          Gross      Unrealized
                                                              Cost of     Unrealized     Unrealized    Appreciation/
                                                            Investments   Appreciation   Depreciation  Depreciation
                                                           -------------- -------------- -----------------------------

  JNL/Janus Growth & Income Series                         $    20,845          1,301        (1,691)           (390)
  JNL/Oppenheimer Global Growth Series                          63,988          2,922        (5,484)         (2,562)
  JNL/Oppenheimer Growth Series                                 13,295            598          (302)            296
  JNL/PIMCO Total Return Bond Series                            68,207            435          (530)            (95)
  JNL/Putnam Growth Series                                     287,470         18,578        (19,759)        (1,181)
  JNL/Putnam International Equity Series                       118,301          3,546        (15,091)       (11,545)
  JNL/Putnam Midcap Growth Series                               33,215        (1,266)         (1,921)        (3,187)
  JNL/Putnam Value Equity Series                               359,295         25,132        (37,792)       (12,660)
  Lazard/JNL Mid Cap Value Series                               25,616          2,420           (528)         1,892
  Lazard/JNL Small Cap Value Series                             31,828          4,386         (1,137)         3,249
  PPM America/JNL Balanced Series                              199,109         16,498         (5,677)        10,821
  PPM America/JNL High Yield Bond Series                       160,656          4,702         (8,314)        (3,612)
  Salomon Brothers/JNL Balanced Series                          19,637          1,094         (1,000)            94
  Salomon Brothers/JNL Global Bond Series                      133,253          2,532         (4,353)        (1,821)
  Salomon Brothers/JNL High Yield Bond Series                   22,034            441         (2,712)        (2,271)
  Salomon Brothers/JNL U.S. Government & Quality Bond
    Series                                                     265,243          4,287         (1,532)         2,755
  T. Rowe Price/JNL Established Growth Series                  460,616         51,361        (34,334)        17,027
  T. Rowe Price/JNL Mid-Cap Growth Series                      295,901         92,577        (19,159)        73,418
  T. Rowe Price/JNL Value Series                               217,490         14,777        (15,986)        (1,209)
  JNL/S&P Conservative Growth Series                            17,375            178         (2,055)        (1,877)
  JNL/S&P Moderate Growth Series                                40,273            725         (6,670)        (5,945)
  JNL/S&P Aggressive  Growth Series                             24,636            343         (6,659)        (6,316)
  JNL/S&P Conservative Growth Series I                         208,863          2,518        (23,897)       (21,379)
  JNL/S&P Moderate Growth Series I                             340,937          5,332        (47,638)       (42,306)
  JNL/S&P Aggressive  Growth Series I                          128,491          2,002        (22,929)       (20,927)
  JNL/S&P Very Aggressive Growth Series I                       76,886          1,726        (20,242)       (18,516)
  JNL/S&P Equity Growth Series I                               181,578          2,786        (39,018)       (36,232)
  JNL/S&P Equity Aggressive Growth Series I                     53,573          1,001        (13,520)       (12,519)
  JNL/S&P Conservative Growth Series II                         15,099            174         (2,074)        (1,900)
  JNL/S&P Moderate Growth Series II                             21,489            263         (3,889)        (3,626)
  JNL/S&P Aggressive  Growth Series II                           7,562             90         (1,672)        (1,582)
  JNL/S&P Very Aggressive Growth Series II                       4,430             69         (1,339)        (1,270)
  JNL/S&P Equity Growth Series II                               13,039            185         (3,694)        (3,509)
  JNL/S&P Equity Aggressive Growth Series II                     3,981             62         (1,217)        (1,155)


NOTE 7.  CHANGE OF AUDITORS

     On May 24, 2001 the Board of Trustees ratified the resignation of PricewaterhouseCoopers LLP ("PWC") as the Series' independent accountants. For the two years ended December 31, 2000, PWC expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Series' management and PWC prior to their resignation. The Board approved the appointment of KPMG LLP as the Series' independent accountants.

--------------------------------------------------------------------------------
                        Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of JNL Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of each series within JNL Series Trust (the "Series") as listed in Note 1 of the financial statements at December 31, 2001 and the related statements of operations, changes in net assets, and the financial highlights for the period then ended. These financial statements and the financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The statements of changes in net assets for the year or period ended December 31, 2000 and the financial highlights presented for each of the periods prior to 2001 were audited by other auditors, whose report dated February 2, 2001, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each series within JNL Series Trust at December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP



Minneapolis, Minnesota
February 1, 2002

                          Trustees of JNL Series Trust


--------------------------- ---------------- --------------- ---------------------- --------------------- ------------------
                                                                                         Number of
                                Current                                              Portfolios in the          Other
 Trustee (age) & Address     Position with     Length of     Principal Occupation       Fund Complex        Trusteeships
                               the Trust      Time Served    for the past 5 years     Overseen by the        held by the
                                                                                          Manager              Trustee
--------------------------- ---------------- --------------- ---------------------- --------------------- ------------------


Interested Trustees
--------------------------- ---------------- --------------- ---------------------- --------------------- ------------------
Andrew B. Hopping* (43)     President,          8/96 to      Chief Executive                 72           Trustee of JNL
1 Corporate Way             Chief               present      Officer, Manager and                         Investors Series
Lansing, MI 48951           Executive                        President of other                           Trust (1
                            Officer and                      Investment Companies                         portfolio) and
                            Trustee                          advised by the                               JNL Variable
                                                             Adviser, President                           Fund LLC (12
                                                             and Managing Board                           portfolios), JNL
                                                             Member of the                                Variable Fund
                                                             Adviser, Chief                               III LLC (1
                                                             Financial Officer                            portfolio), JNL
                                                             and Vice President                           Variable Fund V
                                                             of Jackson National                          LLC (1
                                                             Life Distributors,                           portfolio) and
                                                             Inc.                                         JNLNY Variable
                                                             (broker-dealer),                             Fund I LLC (1
                                                             Executive Vice                               portfolio)
                                                             President, Chief
                                                             Financial Officer
                                                             and Treasurer of
                                                             Jackson National
                                                             Life Insurance
                                                             Company
--------------------------- ---------------- --------------- ---------------------- --------------------- ------------------
Robert A. Fritts* (53)      Trustee, Vice       8/97 to      Manager, Vice                   72           Trustee of JNL
1 Corporate Way             President,          present      President, Treasurer                         Investors Series
Lansing, MI 48951           Treasurer and                    and Chief Financial                          Trust (1
                            Chief                            Officer of other                             portfolio) and
                            Financial                        Investment Companies                         JNL Variable
                            Officer                          advised by the                               Fund LLC (12
                                                             Adviser, Vice                                portfolios), JNL
                                                             President and                                Variable Fund
                                                             Controller of Jackson                        III LLC (1
                                                             National Life                                portfolio), JNL
                                                             Insurance Company                            Variable Fund V
                                                                                                          LLC (1
                                                                                                          portfolio) and
                                                                                                          JNLNY Variable
                                                                                                          Fund I LLC (1
                                                                                                          portfolio)
--------------------------- ---------------- --------------- ---------------------- --------------------- ------------------


Disinterested Trustees
--------------------------- ---------------- --------------- ---------------------- --------------------- ------------------
Joseph Frauenheim (67)      Trustee             12/94 to     Consultant (Banking)            56                 None
1405 Cambridge                                  present
Lansing, MI 48911
--------------------------- ---------------- --------------- ---------------------- --------------------- ------------------
Richard McLellan (59)       Trustee             12/94 to     Partner, Dykema                 56                 None
1191 Carriageway North,                         present      Gossett PLLC (law
East Lansing, MI 48823                                       firm)
--------------------------- ---------------- --------------- ---------------------- --------------------- ------------------
Peter McPherson (61)        Trustee             12/94 to     President, Michigan             56                 None
1 Abbott Road, East                             present      State University
Lansing, MI 48824
--------------------------- ---------------- --------------- ---------------------- --------------------- ------------------

* Messrs. Hopping and Fritts are "interested persons" of the Trust due to their positions with Jackson National Life Insurance Company, which is the parent company of the Advisor and Distributor.

                       SUPPLEMENT DATED FEBRUARY 14, 2002

                          JNL(Registered) SERIES TRUST

The following changes will be effective May 1, 2002:

JNL/EAGLE CORE EQUITY SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Series seeks to achieve its objective by investing under normal circumstances at least 80% of its total net assets in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

In addition, the paragraph before the section entitled "Principal Risks of Investing in the Series" should be deleted and replaced in its entirety with the following paragraph:

Under normal circumstances, the Series invests at least 80% of its total net assets in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. Government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Investing in foreign securities presents additional risks, such as those related to currency fluctuations and adverse political or economic conditions affecting a foreign country. Although the Series emphasizes investment-grade securities (or unrated securities that the sub-adviser deems to be of comparable quality), the Series may invest in non-investmentgrade securities. A non-investment grade security may fluctuate more in value, and present a greater risk of default, than a higher-rated security.

JNL/EAGLE SMALL CAP EQUITY SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Series seeks to achieve its objective by investing under normal circumstances at least 80% of its total net assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000 Index that the sub-adviser believes are undervalued based on their return on equity. The sub-adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long term earnings growth rate or asset value. The sub-adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Series' equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks and warrants.

JNL/J.P. MORGAN ENHANCED S&P 500 STOCK INDEX SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its total net assets will be invested, under normal circumstances, in stocks. The Series owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), generally tracking the industry weighting of that Index. Within each industry, the Series modestly overweights stocks that the sub-adviser regards as undervalued or fairly valued and modestly underweights or does not hold stocks that the sub-adviser determines are overvalued. By so doing, the Series seeks returns that slightly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility. The Series' foreign investments generally reflect the weightings of foreign securities in the S&P 500 Index.

JNL/JANUS GLOBAL EQUITIES SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Series seeks to achieve its objective by investing under normal circumstances at least 80% of its total net assets in a diversified portfolio of equity securities of foreign and domestic issuers. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is unable to locate favorable investment opportunities, the Series' position in cash or similar investments may increase. Doing so may reduce the potential for appreciation in the Series' portfolio.

JNL/PIMCO TOTAL RETURN BOND SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Series seeks to achieve its objective by investing under normal circumstances at least 80% of its total net assets in a diversified portfolio of investment-grade fixed-income securities of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. The average portfolio duration of the Series normally varies within a three- to six -year time frame based on PIMCO's forecast for interest rates.

JNL/PUTNAM INTERNATIONAL EQUITY SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Series seeks to achieve its objective by investing under normal circumstances at least 80% of its total net assets in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Series invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation. The Series normally has at least three countries represented in its portfolio, including both developed and emerging markets.

JNL/PUTNAM MIDCAP GROWTH SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Series invests under normal circumstances at least 80% of its total net assets in common stocks of U.S. companies with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole. Growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

JNL/PUTNAM VALUE EQUITY SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Series seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its total net assets will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Series considers a large-capitalization company to be one that, at the time its securities are acquired by the Series, has a market capitalization of $4 billion or greater.

AIM/JNL LARGE CAP GROWTH SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Series seeks to meet its objective by investing, normally, at least 80% of its total net assets in large-capitalization company securities. The Series considers a company to be a large-capitalization company if it has a market capitalization that is within the top 50% of stocks in the Russell 1000(R) Index at the time of purchase. In complying with this 80% requirement, the Series will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Series' direct investments, which may include warrants, futures, options, exchange traded funds and ADRs.

AIM/JNL SMALL CAP GROWTH SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Series seeks to meet this objective by investing, normally, at least 80% of its total net assets in small-cap companies. The Series considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies, based on the trailing 12-month average, included in the Russell 2000(R) Index. In complying with this 80% requirement, the Series will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Series' direct investments, which may include warrants, futures, options, exchange traded funds and ADRs. The Series may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies, based on the trailing 12-month average, included in the Russell 2000 (R) Index, and in investment grade non-convertible debt securities, U.S. government securities and high-quality money market instruments.

MELLON CAPITAL MANAGEMENT/JNL S&P 400 MID-CAP INDEX SERIES
The third paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

The Series invests under normal circumstances at least 80% of its total net assets in the stocks in the S&P 400(R) Index in proportion to their market capitalization weighting in the S&P 400. This approach is called "replication." When replicating a capitalization weighted index such as the S&P 400, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment of income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

MELLON CAPITAL MANAGEMENT/JNL SMALL CAP INDEX SERIES
The third paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

The Series invests under normal circumstances at least 80% of its total net assets in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000(R) Index through replicating a majority of the Index and sampling from the remaining securities. To the extent that the Series seeks to replicate the Russell 2000 using sampling techniques, a close correlation between the Series' performance and the performance of the Index would be anticipated in both rising and falling markets.

MELLON CAPITAL MANAGEMENT/JNL INTERNATIONAL INDEX SERIES
The third paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

The Series invests under normal circumstances at least 80% of its total net assets in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE(R) Free Index or derivative securities economically related to the MSCI EAFE(R) Free Index. Portfolio managers may also invest in equity future contracts and currency forwards (derivatives), which are optimized with a risk model to minimize performance differences.

MELLON CAPITAL MANAGEMENT/JNL BOND INDEX SERIES
The third paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

The Series invests under normal circumstances at least 80% of its total net assets in fixed income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Bond Index. Research and experience indicates that it is impractical to fully replicate most broad fixed income indexes. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, Mellon Capital utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

PPM AMERICA/JNL HIGH YIELD BOND SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Series attempts to achieve its objective by investing substantially in a diversified portfolio of long-term (over 10 years to maturity) and intermediate-term (3 to 10 years to maturity) fixed-income securities of U.S. and foreign issuers, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds. The Series will invest under normal circumstances at least 80% of its total net assets in "junk bonds," which are bonds rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by the sub-adviser to be of comparable quality. However, the Series will not invest more than 10% of its total assets in bonds rated C by Moody's or D by S&P (or unrated but considered by the sub-adviser to be of comparable quality). Lower-rated securities generally involve a higher risk of default than higher-rated ones. In pursuing its secondary investment objective of capital appreciation, the Series may purchase high-yield bonds that the sub-adviser expects will increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the Series may invest for this purpose up to 20% of its assets in equity securities, such as common stocks or securities convertible into or exchangeable for common stock.

SALOMON BROTHERS/JNL GLOBAL BOND SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL Global Bond Series invests under normal circumstances at least 80% of its total net assets in a globally diverse portfolio of bonds and other fixed-income investments. The sub-adviser has broad discretion to invest the Series' assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities, emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. Government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Series does not currently intend to invest more than 75% of assets in medium or lower rated securities.

SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL High Yield Bond Series invests under normal circumstances at least 80% of its total net assets in high-yield, high-risk debt securities, commonly referred to as "junk bonds." To the extent that the Series invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum. In light of the risks associated with such securities, the sub-adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The sub-adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the sub-adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Series' ability to achieve its investment objectives may be more dependent on the sub-adviser's credit analysis than would be the case if it invested in higher quality debt securities.

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Salomon Brothers/JNL U.S. Government & Quality Bond Series invests under normal circumstances at least 80% of its total net assets in:

     (i)  U.S. Treasury obligations;

     (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

     (iii)mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

     (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. Government; and

     (vi) repurchase agreements collateralized by any of the foregoing.

T. ROWE PRICE/JNL MID-CAP GROWTH SERIES
The first paragraph in the section entitled "Principal Investment Strategies" should be deleted and replaced in its entirety with the following paragraph:

PRINCIPAL INVESTMENT STRATEGIES. The Series seeks to achieve its objective by investing at least 80% of its total net assets, under normal circumstances, in a diversified portfolio of common stocks of medium-sized (mid-cap) U.S. companies which the sub-adviser expects to grow at a faster rate than the average company. The sub-adviser defines mid-cap companies as those whose market capitalization, at the time of acquisition by the Series, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap Growth Index - as of December 31, 2001, generally between $ 109 million and $ 15.7 billion. However, the Series will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range.